As filed with the Securities and Exchange Commission on December 13, 2019

Securities Act Registration No. 333-[    ]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

Goldman Sachs Real Estate Diversified Income Fund

(Exact name of Registrant as specified in Charter)

200 West Street

New York, New York 10282

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: 212-902-1000

Caroline L. Kraus, Esq.

Goldman Sachs Asset Management, L.P.

200 West Street

New York, New York 10282

COPIES TO:

Stephen H. Bier, Esq.

William J. Bielefeld, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee[1]
Common Shares of Beneficial Interest	100,000	$10	$1,000,000	$129.80

[1]	Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

Resource Real Estate Diversified Income Fund

717 Fifth Avenue, 14th Floor

New York, New York 10022

[    ], 2020

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of Resource Real Estate Diversified Income Fund (the “Acquired Fund”), we are pleased to invite you to a special meeting of shareholders (with any postponements or adjournments, the “Special Meeting”) of the Acquired Fund. The Special Meeting is scheduled to be held on [    ], 2020, at [    ], at the offices of [Resource America, Inc., 717 Fifth Avenue, 15th Floor, New York, New York 10022].

At the Special Meeting, as a shareholder of the Acquired Fund, you will be asked to consider and vote on the following proposals:

(1)

To approve an Agreement and Plan of Reorganization providing for the transfer of the assets of the Acquired Fund to Goldman Sachs Real Estate Diversified Income Fund (the “Acquiring Fund”) in exchange for the assumption of the Acquired Fund’s stated liabilities by the Acquiring Fund and shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund (the “Reorganization”); and

(2)	To transact such other business as may properly come before the Special Meeting.

The Acquiring Fund is managed by Goldman Sachs Asset Management, L.P.

Formal notice of the Special Meeting appears on the next page, followed by a combined proxy statement and prospectus (the “Proxy Statement/Prospectus”). The Reorganization is discussed in detail in the enclosed Proxy Statement/Prospectus, which you should read carefully.

The Board recommends that you vote “FOR” the Reorganization.

Your vote is important, regardless of the number of shares of the Acquired Fund you own. Whether or not you expect to attend the Special Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. You may cast your vote by completing, signing and returning the enclosed proxy card by mail in the postage-paid envelope provided or by following the instructions on the proxy card for voting your proxy on the Internet or by touch-tone telephone. It is important that your vote be received no later than 5:00 p.m. local time on [    ], 2020.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ [ ]
[Lawrence S. Block]
[Secretary, Chief Compliance Officer and Senior Vice President] [Resource Real Estate Diversified Income Fund]

Resource Real Estate Diversified Income Fund

717 Fifth Avenue, 14th Floor

New York, New York 10022

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD [    ], 2020

NOTICE IS HEREBY GIVEN THAT a special meeting of shareholders (with any postponements or adjournments, the “Special Meeting”) of Resource Real Estate Diversified Income Fund (the “Acquired Fund”) is scheduled to be held on [    ], 2020, at [    ], at the offices of [Resource America, Inc., 717 Fifth Avenue, 15th Floor, New York, New York 10022] to consider and vote on the following proposals:

(1)

To approve an Agreement and Plan of Reorganization providing for the transfer of the assets of the Acquired Fund to Goldman Sachs Real Estate Diversified Income Fund (the “Acquiring Fund”) in exchange for the assumption of the Acquired Fund’s stated liabilities by the Acquiring Fund and shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund (the “Reorganization”); and

(2)	To transact such other business as may properly come before the Special Meeting.

Please read the enclosed combined proxy statement and prospectus (the “Proxy Statement/Prospectus”) carefully for information concerning the Reorganization.

THE BOARD OF TRUSTEES OF THE ACQUIRED FUND RECOMMENDS THAT YOU VOTE “FOR” THE REORGANIZATION.

Shareholders of record as of the close of business on [    ], [2020] are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, please complete, sign and return the enclosed Proxy Ballot by [    ], 2020 to help achieve a quorum and that a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to the Acquired Fund or by voting in person at the Special Meeting.

By Order of the Board of Trustees of Resource Real Estate Diversified Income Fund,

/s/ [ ]
[Lawrence S. Block]
[Secretary, Chief Compliance Officer and Senior Vice President] [Resource Real Estate Diversified Income Fund]

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

2.	JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

REGISTRATION VALID

CORPORATE ACCOUNTS

(1)	ABC Corp.	ABC Corp. John Doe, Treasurer

(2)	ABC Corp.	John Doe

(3)	ABC Corp. c/o John Doe	John Doe

(4)	ABC Corp. Profit Sharing Plan	John Doe

PARTNERSHIP ACCOUNTS

(1)	The XYZ Partnership	Jane B. Smith, Partner

(2)	Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

TRUST ACCOUNTS

(1)	ABC Trust	Jane B. Doe, Trustee

(2)	Jane B. Doe, Trustee u/t/d 01/01/01	Jane B. Doe, Trustee u/t/d/ 01/01/01

CUSTODIAL OR ESTATE ACCOUNTS

(1)	John B. Smith, Cust f/b/o	John B. Smith, Custodian f/b/o

	John B. Smith, Jr. UGMA/UTMA	John B. Smith, Jr. UGMA/UTMA

(2)	Estate of John B. Smith	John B. Smith, Jr., Executor Estate of John B. Smith

PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS TO VOTE YOUR SHARES:

☐

AUTHORIZE YOUR PROXY THROUGH THE INTERNET. You may authorize your proxy by logging into the Internet site indicated on your proxy card and following the instructions on the website. In order to log on, you will need the control number found on your proxy card.

☐

AUTHORIZE YOUR PROXY BY TELEPHONE. You may authorize your proxy by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.

☐	VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-paid envelope provided.

☐	VOTE IN PERSON AT THE SPECIAL MEETING.

COMBINED PROXY STATEMENT/PROSPECTUS

[    ], 2020

PROXY STATEMENT OF

Resource Real Estate Diversified Income Fund

717 Fifth Avenue, 14th Floor

New York, New York 10022

1-855-747-9559

www.ResourceAlts.com

AND

PROSPECTUS OF

Goldman Sachs Real Estate Diversified Income Fund

71 South Wacker Drive

Chicago, Illinois 60606

1-800-526-7384

www.gsamfunds.com

This combined proxy statement/prospectus, dated [    ], 2020 (this “Proxy Statement/Prospectus”), is being furnished to shareholders of the Resource Real Estate Diversified Income Fund (the “Acquired Fund”) in connection with the solicitation by Acquired Fund’s Board of Trustees (the “Resource Fund Board” or the “Resource Fund Trustees”) of proxies to be used at a special meeting of the shareholders (with any postponements or adjournments, the “Special Meeting”) of the Acquired Fund to be held at the offices of [Resource America, Inc., 717 Fifth Avenue, 15th Floor, New York, New York 10022], on [    ], at [    ].

At the Special Meeting, shareholders will be asked to consider and vote on the following proposals:

(1)

To approve an Agreement and Plan of Reorganization (the “Plan”) providing for the transfer of the assets of the Acquired Fund to Goldman Sachs Real Estate Diversified Income Fund (the “Acquiring Fund”) in exchange for the assumption of the Acquired Fund’s stated liabilities by the Acquiring Fund and shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund (the “Reorganization”); and

(2)	To transact such other business as may properly come before the Special Meeting.

THE RESOURCE FUND BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL 1.

Shareholders of record of the Acquired Fund at the close of business on [    ], [2020] (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting. This Proxy Statement/Prospectus, proxy card and accompanying Notice of Special Meeting of Shareholders will be first sent or given to shareholders of the Acquired Fund on or about [    ].

If shareholders of the Acquired Fund approve the Reorganization, shareholders of the Acquired Fund would receive shares of the Acquiring Fund as of the close of business of the New York Stock Exchange, usually 4:00 pm Eastern time, on the closing day of the Reorganization. If approved by shareholders, the Reorganization will take place on or about [    ], 2020.] (The Acquired Fund and the Acquiring Fund are referred to individually or collectively as a “Fund” or the “Funds.”)

The Acquired Fund operates, and the Acquiring Fund will operate, as an “interval fund” pursuant to which it will, subject to applicable law, conduct quarterly repurchase offers for between 5% and 25% of such Fund’s outstanding shares at net asset value (“NAV”). The shares of the Funds are not listed on any securities exchange, and no market for the shares exists or is expected to develop.

You are being asked to consider and vote on an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Reorganization would be accomplished.

The following documents containing additional information about the Acquired Fund, each having been filed with the SEC, are incorporated by reference into (legally considered to be part of) this Proxy Statement/Prospectus:

☐	The Statement of Additional Information dated [ ], 2020 relating to this Proxy Statement/Prospectus;

☐	Prospectus for the Acquired Fund, dated [February 1, 2019/20], as supplemented ([Accession Number 0001398344-19-001134]);

☐	Statement of Additional Information of the Acquired Fund, dated [February 1, 2019/20] ([Accession Number 0001398344-19-001134]); and

☐	Annual Report to shareholders of the Acquired Fund for the fiscal year ended September 30, 2019 (Accession Number 0001398344-19-022020).

[The policies and procedures set forth in the “Shareholder Guide” in this Proxy Statement/Prospectus will apply to the shares issued by the Acquiring Fund in connection with the Reorganization. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (“1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.]

Where to Get More Information

Acquired Fund’s current prospectus and any applicable supplements.	On file with the SEC (http://www.sec.gov) and available at no charge by calling: 1-855-747-9559 or on the Acquired Fund’s website (www.ResourceAlts.com).

Acquired Fund’s current statement of additional information and any applicable supplements.	On file with the SEC (http://www.sec.gov) and available at no charge by calling: 1-855-747-9559 or on the Acquired Fund’s website (www.ResourceAlts.com).

Acquired Fund’s most recent annual and semi-annual reports to shareholders.	On file with the SEC (http://www.sec.gov) and available at no charge by calling: 1-855-747-9559 or on the Acquired Fund’s website (www.ResourceAlts.com).

A statement of additional information for this Proxy Statement/Prospectus, dated [ ], 2020 (the “SAI”). The SAI contains additional information about the Acquired Fund and the Acquiring Fund.	On file with the SEC (http://www.sec.gov) and available at no charge by calling: 1-855-747-9559 or on the Acquired Fund’s website (www.ResourceAlts.com).

To ask questions about this Proxy Statement/Prospectus.	Call [ ]’s toll-free telephone number: [ ].

The Resource Fund Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, the persons named in the enclosed proxy card intend to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

An investment in either the Acquired Fund or the Acquiring Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This Proxy Statement/Prospectus sets forth concisely the information shareholders of the Acquired Fund should know before voting on the Reorganization and constitutes an offering of the shares of the Acquiring Fund being issued in the Reorganization. Please read it carefully and retain it for future reference.

2

QUESTIONS AND ANSWERS RELATING TO THE REORGANIZATION

Why is a shareholder meeting being held?

•

You are being asked to consider and approve the Reorganization Agreement providing for the transfer of the assets of the Acquired Fund to the Acquiring Fund in exchange for the assumption of the Acquired Fund’s stated liabilities by the Acquiring Fund and shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund.

•

As described more fully in this Proxy Statement/Prospectus, the Acquiring Fund will commence operations upon the completion of the Reorganization and will be managed by Goldman Sachs Asset Management, L.P. (“GSAM”).

How Will the Reorganization Work?

•	The Reorganization is scheduled to occur on [ ], 2020, but may occur on such earlier or later date as the parties may agree in writing (the “Closing Date”).

•

The Acquired Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume the Acquired Fund’s stated liabilities, as contemplated by the Plan. The Acquired Fund then will be liquidated and terminated.

•

Based upon an opinion of counsel, the exchange of the Acquired Fund’s shares for the Acquiring Fund’s shares in the Reorganization will not result in the recognition of income, gain or loss, for federal income tax purposes, by an exchanging shareholder. The Reorganization generally will not result in the recognition of gain or loss for federal income tax purposes by the Acquired Fund or the Acquiring Fund.

How will the Reorganization affect me?

•

If shareholders of the Acquired Fund approve the Reorganization, you will become a shareholder of the Acquiring Fund. You will receive shares of a corresponding class of the Acquiring Fund as of the close of business of the New York Stock Exchange, usually 4:00 pm Eastern time, on the closing day of the Reorganization. No sales load, contingent deferred sales charge, commission, repurchase fee or other transactional fee will be charged as a result of the Reorganization.

Are there differences between the Funds?

•

Yes. Resource Real Estate, LLC (“Resource”) acts as investment adviser to the Acquired Fund and GSAM will act as investment adviser to the Acquiring Fund. Resource will not be involved with the portfolio management of the Acquiring Fund. While the portfolio management team of the Acquiring Fund will be different than that of the Acquired Fund, the Acquiring Fund’s investment objective and strategies are similar to those of the Acquired Fund. Although there are differences in the descriptions of the Funds’ investment objective, principal investment strategies, investment policies and principal investment risks, GSAM and Resource do not believe such differences will result in any material differences in the manner in which the Funds are managed, except that the Acquiring Fund may engage in short sales and securities lending and write call options as a part of its principal investment strategy. These differences, as well as other differences, are discussed in more detail below under “Summary — COMPARISON OF THE ACQUIRED FUND AND THE ACQUIRING FUND.”

•

In addition, the Acquired Fund has adopted a distribution policy in which the Acquired Fund makes distributions targeted at an annual rate of greater than 5.00% of the Acquired Fund’s net asset value per share class. All or a portion of the Acquired Fund’s distribution may consist of a return of capital (i.e., from your original investment). The Acquiring Fund has not adopted a policy to target a fixed level of distributions.

3

How will the Reorganization affect shareholder fees and expenses?

•

With respect to each share class of the Acquiring Fund, GSAM has agreed to reduce or limit “Other Operating Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, distribution and service fees, as applicable, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.354% of the Acquiring Fund’s average daily net assets attributed to such class for at least one year from the Closing Date. Prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees of the Acquiring Fund. Other Operating Expenses are defined below under the “The Funds’ Fees and Expenses.” [Accordingly, following the Reorganization, the Acquired Fund shareholders are not expected to experience an increase in fees and expenses with respect to their investment in the Acquiring Fund for at least one year from the Closing Date (excluding acquired fund fees and expenses, transfer agency fees and expenses, distribution and/or service fees, as applicable, taxes, dividend and interest expenses on short sales, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses). Following the expiration of the expense reimbursement agreement, it is possible that the total annual fund operating expenses of certain share classes of the Acquiring Fund may be higher than the total annual fund operating expenses of the corresponding share class of the Acquired Fund, based in part on the asset size of the Acquiring Fund at that time. Pro forma expense information is included in this Proxy Statement/Prospectus under “Summary – The Funds’ Fees and Expenses.”]

Who will bear the expenses of the Reorganization and related costs?

•

[The expenses of the Reorganization will be paid by GSAM and/or Resource (or their respective affiliates). The expenses of the Reorganization include, but are not limited to, the costs associated with the preparation of necessary filings with the SEC, printing and distribution of the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting. The expenses of the Reorganization are estimated to be approximately $[    ].

•

The Funds will not bear the expenses of the Reorganization; however, the Funds will bear brokerage expenses or similar transaction costs incurred in connection with the sale and purchase of portfolio securities, which typically is a Fund expense. Each Fund will bear its own brokerage or other similar transaction costs, as applicable. It is expected that the combined Fund will incur brokerage and other transaction costs after the Reorganization in connection with the purchase and sale of securities to realign the combined Fund’s investment portfolio. It currently is estimated that these post-Reorganization brokerage and other transaction costs will be approximately $[    ] or [    ]% ([    ] basis points) of the combined Fund’s anticipated total net assets. These are only estimates and the actual amount of brokerage commissions and other transaction costs may differ.]

Why Do the Resource Fund Trustees Recommend the Reorganization?

•

The Resource Fund Trustees concluded that the Reorganization is in the best interests of the Acquired Fund and its shareholders based on factors discussed in this Proxy Statement/Prospectus, including, without limitation, that: (1) GSAM’s position in the investment industry may improve the Acquiring Fund’s access to quality investments, (2) long-term efficiencies may result from the Acquired Fund becoming part of the larger Goldman Sachs family of funds, and (3) the portfolio management team has considerable experience, bench strength and resources.

What is GSAM?

•

GSAM, located at 200 West Street, New York, New York 10282, has been registered as an investment adviser with the SEC since 1990 and is a wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs & Co. LLC (“GS&Co.” or the “Distributor”). Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of September 30, 2019, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $1.6 trillion.

4

What are the Federal Income Tax Consequences of the Reorganization?

•

As a condition to the closing of the Reorganization, the Funds must receive an opinion of counsel to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Code. Accordingly, subject to the limited exceptions described below under the heading “Tax Status of the Reorganization,” neither you nor the Acquired Fund will recognize gain or loss as a direct result of the Reorganization, and the aggregate tax basis of the Acquiring Fund’s shares that you receive in the Reorganization will be the same as the aggregate tax basis of the shares that you surrender in the Reorganization.

What Happens if the Reorganization is Not Approved?

•

If shareholders do not approve the Reorganization, the Acquired Fund will continue to be advised by Resource, as described in the Acquired Fund’s prospectus, and the Resource Fund Board will determine what additional action, if any, should be taken.

Who is Eligible to Vote?

•

Shareholders of record of the Acquired Fund on [    ] are entitled to attend and vote at the Special Meeting or any adjourned meeting. All shareholders of the Acquired Fund will vote together as a single class. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Special Meeting. Shares represented by properly executed proxies, unless revoked before or at the Special Meeting, will be voted according to shareholders’ instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Plan. If any other business comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

How do I vote?

•	You may submit your Proxy Ballot in one of four ways:

•	By Internet. The web address and instructions for voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•	By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•	By Mail. Mark the enclosed Proxy Ballot, sign and date it, and return it in the postage-paid envelope we provided. Both joint owners must sign the Proxy Ballot.

•

In Person at the Special Meeting. You can vote your shares in person at the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at 1-800-992-0180.

•	To be certain your vote will be counted, a properly executed Proxy Ballot must be received no later than [ ], on [ ], 2020.

•

Should shareholders require additional information regarding the Special Meeting, they may contact the proxy solicitor toll-free at [    ]. (See “INFORMATION CONCERNING THE SPECIAL MEETING” for more information on the solicitation of proxies.)

When and where will the Special Meeting be held?

•

The Special Meeting is scheduled to be held at the offices of [Resource America, Inc., 717 Fifth Avenue, 15th Floor, New York, New York 10022], on [    ], at [    ], and if the Special Meeting is adjourned or postponed, any adjournments or postponements of the Special Meeting will also be held at the above location. If you expect to attend the Special Meeting in person, please call [    ].

5

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus. Shareholders should read the entire Proxy Statement/Prospectus carefully.

The Resource Fund Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of Acquired Fund (the “Independent Trustees”), has approved the Reorganization Agreement.

Subject to shareholder approval, the Reorganization Agreement provides for:

•	transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of the Acquiring Fund;

•	the assumption by the Acquiring Fund of the Acquired Fund’s stated liabilities;

•	the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund; and

•	the complete liquidation of the Acquired Fund.

If shareholders of the Acquired Fund approve the Reorganization, each shareholder of the Acquired Fund will hold, immediately after the close of the Reorganization, shares of the Acquiring Fund of a corresponding class of the Acquired Fund as of the close of business on the Closing Date. More specifically, shareholders of the Acquired Fund would receive shares of the class of the Acquiring Fund shown below:

Acquired Fund Shares	Acquiring Fund Shares
Class A	Class A
Class C	Class C
Class D	Class D
Class I	Class I
Class L	Class L
Class U	Class U
Class T	Class T
Class W	Class W

In considering whether to approve the Reorganization, you should note that:

•

The Acquired Fund and the Acquiring Fund are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies. Each of the Acquired Fund and the Acquiring Fund operates as an “interval fund” pursuant to Rule 23c-3 under the 1940 Act. Each Fund is diversified and is organized as a statutory trust under the laws of the State of Delaware.

•

The Acquired Fund operates, and the Acquiring Fund will operate, as an “interval fund” pursuant to which it will, subject to applicable law, conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding shares at NAV.

•	GSAM serves as the investment adviser of the Acquiring Fund.

•	Resource serves as the investment adviser of the Acquired Fund.

•

With respect to each share class of the Acquiring Fund, GSAM has agreed to reduce or limit “Other Operating Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, distribution and service fees, as applicable, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.354% of the Acquiring Fund’s average daily net assets attributed to such class for at least one year from the Closing Date. Prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees of the Acquiring Fund. [Accordingly, following the Reorganization, the Acquired Fund shareholders are not expected to experience an increase in fees and expenses with respect to their investment in the Acquiring Fund for at least one year from the Closing Date (excluding acquired fund fees and expenses, transfer agency fees and expenses, distribution and/or service fees, as applicable, taxes, dividend and interest expenses on short sales, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses). Following the expiration of the expense reimbursement agreement, it is possible that the total annual fund operating expenses of certain share classes of the Acquiring Fund may be higher than the total annual fund operating expenses of the corresponding share class of the Acquired Fund, based in part on the asset size of the Acquiring Fund at that time.]

•

The Acquiring Fund and Acquired Fund have substantially similar investment objectives: the Acquiring Fund’s investment objective is to seek to produce income and achieve capital appreciation with low to moderate volatility and low to moderate correlation to the broader equity markets; the Acquired Fund’s investment objectives are to seek to produce income and achieve capital appreciation with low to moderate volatility and low to moderate correlation to the broader equity markets.

•

The Acquiring Fund and Acquired Fund have similar principal investment strategies. [The differences between the principal investment strategies do not reflect a material difference in the manner in which each Fund is, or will be, managed, as applicable, except that the Acquiring Fund may engage in short sales and securities lending and write call options as discussed below.]

•	Unlike the Acquired Fund, the Acquiring Fund will not target a fixed level of distributions.

•

The Acquiring Fund and Acquired Fund have substantially similar fundamental investment restrictions, except that the Acquired Fund is prohibited from purchasing securities on margin whereas the Acquiring Fund is not subject to such a prohibition. Please see “FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS” below.

•

The shareholders of the Acquired Fund are expected to benefit from: (1) GSAM’s reputation in the financial industry, (2) the experience, bench strength and resources of GSAM’s portfolio management team, (3) improved access to quality investments as a result of GSAM’s position in the investment industry, (4) long-term efficiencies that may result from the Acquired Fund becoming part of the larger Goldman Sachs family of funds, including the potential to reduce the level of operational expenses associated with administrative, compliance and portfolio management services due to improved scale and purchasing power, and (5) Goldman Sachs & Co. LLC’s (the anticipated principal underwriter for the Acquiring Fund) substantial distribution capabilities that may result in significant asset growth and provide opportunities for economies of scale and cost savings over time as certain expenses, such as fixed operating expenses, become a smaller percentage of overall assets.

•

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); accordingly, neither the Acquired Fund or its shareholders, nor the Acquiring Fund or its shareholders are expected to recognize any gain or loss for federal income tax purposes from the Reorganization. However, any securities transactions conducted in advance of the Reorganization may generate capital gains for the Acquired Fund based on market prices of the securities sold, which may result in taxable distributions to shareholders.

PROPOSAL ONE

To approve an Agreement and Plan of Reorganization providing for the transfer of the assets of the Acquired Fund to the Acquiring Fund in exchange for the assumption of the Acquired Fund’s stated liabilities by the Acquiring Fund and shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund.

COMPARISON OF THE ACQUIRED FUND AND THE ACQUIRING FUND

Investment Objectives

The Funds have substantially similar investment objectives as shown below.

Resource Real Estate Diversified Income Fund (Acquired Fund)	Goldman Sachs Real Estate Diversified Income Fund (Acquiring Fund)
The Acquired Fund’s investment objectives are to seek to produce income and achieve capital appreciation with low to moderate volatility and low to moderate correlation to the broader equity markets.	The Acquiring Fund’s investment objective is to seek to produce income and achieve capital appreciation with low to moderate volatility and low to moderate correlation to the broader equity markets.

Each Fund’s investment objective is a non-fundamental policy that may be changed by that Fund’s Board of Trustees without prior approval of shareholders.

Principal Investment Strategies

The Acquiring Fund and Acquired Fund have similar principal investment strategies. [The differences between the principal investment strategies do not reflect a material difference in the manner in which each Fund is, or will be, managed, as applicable, except that the Acquiring Fund may engage in short sales and securities lending and write call options as part of its principal investment strategy as shown below.]

Resource Real Estate Diversified Income Fund (Acquired Fund)	Goldman Sachs Real Estate Diversified Income Fund (Acquiring Fund)

The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in real estate and real estate related industry securities, primarily in income producing equity and debt securities.

The Fund’s 80% policy with respect to investment in real estate and real estate related industry securities is not fundamental and may be changed by the Fund’s Board of Trustees (the “Board of Trustees”) without shareholder approval. Shareholders of the Fund will be provided with at least 60 days prior notice of any change in the Fund’s 80% policy.

The Fund defines “real estate and real estate related industry securities” to consist of common stock, convertible or non-convertible preferred stock, warrants, convertible or non-convertible secured or unsecured debt and partnership or membership interests issued by:

(i) publicly traded real estate securities issuers which generally include Public Real Estate Investment Trusts (“REITs”) and Real Estate Operating Companies (“REOCs”);

(ii)  private real estate investment funds that invest in real estate equity (“Private Real Estate Equity Funds”) and private real estate investment funds that invest in real estate credit (“Private Real Estate Credit Funds”) managed by unaffiliated institutional asset managers (collectively, “Private Real Estate Investment Funds”);

The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its Managed Assets (measured at the time of purchase) in a portfolio of equity and debt investments in issuers that are primarily engaged in or related to the real estate industry (“real estate industry companies”). An issuer is primarily engaged in or related to the real estate industry if it derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. Real estate industry companies may include (but are not limited to) publicly traded real estate investment trusts and their foreign equivalents (“Public REITs”); Real Estate Operating Companies (“REOCs”); private real estate investment funds that invest in real estate equity (“Private Real Estate Equity Funds”) and private real estate investment funds that invest in real estate credit (“Private Real Estate Credit Funds”) managed by unaffiliated institutional asset managers (collectively, “Private Real Estate Investment Funds”); non-traded publicly registered real estate investment trusts (“Non-Traded REITs”); affiliated or unaffiliated SEC-registered investment companies that invest principally in real estate industry companies, including exchange-traded funds (“ETFs”), mutual funds (including index funds and actively-managed funds), and closed-end funds (collectively, “Public Investment Funds,” and together with Private Real Estate Investment Funds, “Underlying Funds”); and commercial mortgage-backed securities (“CMBS”). The Fund’s 80% policy with respect to investment in real estate industry companies is not

Resource Real Estate Diversified Income Fund (Acquired Fund)	Goldman Sachs Real Estate Diversified Income Fund (Acquiring Fund)

(iii)  non-traded publicly registered real estate investment trusts (“Non-Traded REITs”); and

(iv) commercial mortgage-backed securities (“CMBS”).

The term “real estate and real estate related industry securities” also includes publicly traded investment funds managed by unaffiliated institutional asset managers (“Public Investment Funds”), which includes real estate exchange traded funds (“ETFs”), real estate index mutual funds (“Index Funds”), closed-end funds and mutual funds that invest principally in real estate and mortgage-backed (both residential and commercial mortgage-backed) securities, as well as options on Public Investment Funds.

The Fund may invest without limitation in any sector of the real estate industry, including but not limited to retail, office, multifamily, hospitality, industrial, healthcare, land and self-storage. The Fund concentrates investments in the real estate industry, meaning that under normal circumstances, it invests more than 25% of its net assets in real estate and real estate related industry securities.

The Fund’s Statement of Additional Information (“SAI”) contains a list of the fundamental (those that may not be changed without a shareholder vote) and non-fundamental (if any) investment policies of the Fund under the heading “Investment Objectives and Policies.”

The Adviser’s Strategy

The Fund pursues its investment objectives of producing income and achieving low to moderate volatility and low to moderate correlation to the broader equity markets by diversifying its investments over a broad range of property types and real estate asset classes and taking advantage of the expertise of different asset managers. For example, the Fund will invest in companies focused on a variety of real estate asset classes and different qualities of real estate assets. When selecting investment vehicles, the Adviser will evaluate asset managers by reviewing their experience, track record, current portfolios, and ability to weather real estate cycles by employing effective risk management and mitigation strategies. The Adviser fundamental and may be changed by the Fund’s Board without shareholder approval. Shareholders will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes) (“Managed Assets”) in the particular type of investment suggested by its name. The Fund’s investments in derivatives, other investment companies, including Underlying Funds, and other instruments are counted towards the Fund’s 80% investment policy to the extent they have economic characteristics similar to the investments included within that policy.

The Fund may invest in common stock, convertible or non-convertible preferred stock, warrants, convertible or non-convertible secured or unsecured debt and partnership or membership interests issued by real estate industry companies.

The Fund may invest without limitation in any sub-industry of the real estate industry, including but not limited to retail, office, multifamily, hospitality, industrial, healthcare, land and self-storage. The Fund concentrates investments in the real estate industry, meaning that under normal circumstances, it invests more than 25% of its Managed Assets in securities of issuers in the real estate industry.

The Fund’s Statement of Additional Information (“SAI”) contains a list of the fundamental (those that may not be changed without shareholder approval) and non-fundamental (if any) investment policies of the Fund under the heading “Investment Restrictions.”

The Investment Adviser’s Strategy

The Fund pursues its investment objective of producing income and achieving low to moderate volatility and low to moderate correlation to the broader equity markets by diversifying its investments over a broad range of property types and real estate asset classes and taking advantage of the expertise of different asset managers. For example, the Fund may invest in companies focused on a variety of real estate asset classes and different qualities of real estate assets. When selecting investment vehicles, the Investment Adviser will evaluate asset managers by reviewing their experience, track record, current portfolios, and ability to weather real estate cycles by employing effective risk management and mitigation strategies. The Investment

Resource Real Estate Diversified Income Fund (Acquired Fund)	Goldman Sachs Real Estate Diversified Income Fund (Acquiring Fund)

will also assess the likely risks and returns of the investment strategies utilized by the management of the investment vehicles, and evaluate the potential correlation among the investment strategies under consideration. The Adviser generally will seek to invest in investments and investment vehicles whose expected risk-adjusted returns are determined to fit the Fund’s objectives and likely to have low correlations among each other or with the broad equity and fixed-income markets. The Adviser will seek to allocate the Fund’s assets so that the Fund may benefit from the performance record of various investment vehicles, and from having access to new and existing investment vehicles that are often available only at substantial minimum investments.

The investment vehicles in which the Fund invests may employ a wide variety of investment strategies that invest in (i) equity, equity-related and other securities of companies across some or all real estate related sectors of the market, (ii) debt securities of companies across some or all real estate related sectors of the market and (iii) mortgage backed securities. In addition, the Fund may invest in investment vehicles that use derivatives, consisting of forwards, futures contracts, options, warrants and interest rate swaps, in connection with managing their investments in real estate. In addition, the Fund may invest directly in CMBS, the preferred stock issued by REITs, and other convertible or non-convertible secured or unsecured real estate debt securities.

The Adviser reserves cash inflows on a quarterly basis as appropriate to meet unfunded commitments to Private Real Estate Investment Funds in the Fund’s portfolio. In addition, the Adviser reserves capacity on the Fund’s credit facility to fund any shortfalls in expected inflows.

Adviser will also assess the likely risks and returns of the investment strategies utilized by the management of the investment vehicles, and evaluate the potential correlation among the investment strategies under consideration. The Investment Adviser generally will seek to invest in investments and investment vehicles whose expected risk-adjusted returns are determined to fit the Fund’s investment objective and likely to have low correlations among each other or with the broad equity and fixed-income markets. The Investment Adviser will seek to allocate the Fund’s assets so that the Fund may benefit from the performance of various investment vehicles, and from having access to new and existing investment vehicles that are often available only at substantial minimum investments.

The investment vehicles in which the Fund invests may employ a wide variety of investment strategies that invest in (i) equity, equity-related and other securities of companies across some or all real estate related sectors of the market, (ii) debt securities of companies across some or all real estate related sectors of the market and (iii) mortgage-backed securities. In addition, the Fund may invest in investment vehicles that use derivatives, including (but not limited to) forwards, futures contracts, options, warrants and interest rate swaps, in connection with managing their investments in real estate. In addition, the Fund may invest directly in CMBS, the preferred stock issued by REITs, and other convertible or non-convertible secured or unsecured real estate debt securities.

The Investment Adviser reserves cash inflows on a quarterly basis as appropriate to meet unfunded commitments to Private Real Estate Investment Funds in the Fund’s portfolio. In addition, the Investment Adviser reserves capacity on the Fund’s credit facility to fund any shortfalls in expected inflows.

The Fund may also invest in derivatives, including (but not limited to) forwards, interest rate futures, interest rate swaps and credit default swaps, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities or indices. In addition, the Fund may seek to generate additional cash flow and reduce volatility by the sale of call options on certain securities in which it may invest. The Fund may write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund expects that, under normal circumstances, the Fund will sell call options in an amount that is between 0% and 30% of the value of the Fund’s portfolio.

Resource Real Estate Diversified Income Fund (Acquired Fund)	Goldman Sachs Real Estate Diversified Income Fund (Acquiring Fund)
The Fund will opportunistically seek short exposures to equity and credit related instruments through the use of derivatives or synthetic instruments, including, but not limited to, credit default swaps (including credit default swaps on market indices). The Fund intends to implement short positions for hedging purposes or to seek to enhance absolute return, and may do so by using swaps or futures, or through short sales of any instrument that the Fund may purchase for investment.

Although the Fund invests principally in U.S. companies, the Fund may invest up to 30% of its assets (defined as net assets plus borrowing for investment purposes) in foreign companies.	Although the Fund invests (directly or indirectly) principally in securities of U.S. issuers, the Fund may invest up to 30% of its Managed Assets in securities of foreign issuers, including securities quoted in foreign currencies.

The Fund invests without restriction as to issuer capitalization. The Fund invests in debt securities of any quality, duration or maturity. The Fund expects that investments in debt securities typically will have a dollar weighted average maturity of approximately two (2) to 10 years. The Fund may employ leverage, including borrowing from banks in an amount of up to 33% of the Fund’s assets (defined as net assets plus borrowing for investment purposes). The Fund is authorized to borrow money in connection with its investment activities, to satisfy repurchase requests from Fund shareholders, and to otherwise provide the Fund with temporary liquidity. The Fund may also invest in Private Real Estate Investment Funds that may use leverage without limit. See “Investment Objectives, Policies and Strategies.” The Fund may invest in debt securities of any quality, duration or maturity, including up to 60% of its assets (defined as net assets plus borrowing for investment purposes) in debt securities rated less than investment grade (or unrated, but determined by the Adviser to be of equivalent quality) that are sometimes referred to as high yield or “junk bonds.” Investment grade debt securities could be downgraded to less than investment grade, and high-yield securities could default on their obligations. A reduction in the rating of a security after the Fund buys it will not require the Fund to dispose of the security. However, the Adviser will evaluate such downgraded securities to determine whether to keep them in the Fund’s portfolio.

The Fund seeks to invest in a portfolio of quality investments in primarily three main categories of investment vehicles: Public REITs and REOCs; Private Real Estate Investment Funds; and Real Estate Credit Securities.

The Fund invests without restriction as to issuer capitalization. The Fund may invest in debt securities of any quality, duration or maturity, including up to 60% of its Managed Assets in debt securities that, at the time of purchase, are non-investment grade (commonly referred to as “junk bonds”). Non-investment grade securities are securities rated BB+, Ba1 or below by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Investment Adviser to be of comparable credit quality. The Fund expects that investments in debt securities typically will have a dollar weighted average maturity of approximately two (2) to ten (10) years. The Fund may employ leverage, including borrowing from banks, in an amount of up to 33 and 1/3% (or in the case of the issuance of Preferred Shares, 50%) of the Fund’s total assets minus liabilities and indebtedness not represented by “senior securities” within the meaning of the 1940 Act, as determined immediately after borrowing. The Fund is authorized to borrow money in connection with its investment activities, to satisfy repurchase requests from Fund shareholders, and to otherwise provide the Fund with temporary liquidity. The Fund may also invest in other investment vehicles that use leverage, including Private Real Estate Investment Funds, which may use leverage without limit. In addition, the Fund may use leverage generated by reverse repurchase agreements. The Fund may lend its portfolio securities to brokers, dealers and other institutions, including GS&Co., to seek to increase its net investment income. The Fund may invest any cash collateral received in connection with lending its portfolio securities in registered and unregistered investment pools managed by the Investment Adviser or its affiliates. See “Investment Objective and Strategies” below.

Resource Real Estate Diversified Income Fund (Acquired Fund)	Goldman Sachs Real Estate Diversified Income Fund (Acquiring Fund)

Public REITs. REITs are investment vehicles that invest primarily in income-producing real estate or mortgages and other real estate-related loans or interests. Public REITs are listed on global stock exchanges and invest directly in real estate, typically through either properties or mortgages. In most countries, the tax efficiency of REITs is more attractive than that of other stock-issuing corporations. The latter is ordinarily subject to tax on income before distribution, whereas most REITs are not. This translates to higher potential profits for REIT shareholders.

The Fund’s investments in Public REITs are intended principally to generate current income, plus substantial liquidity for the Fund, and will seek to have low to moderate correlation to the broader equity markets. In addition, the Fund’s investments in Public REITs are intended to provide diversification alongside Private Real Estate Investment Funds.

Under normal circumstances, the Fund anticipates that it will invest no more than 80% of its assets (defined as net assets plus borrowing for investment purposes) in Public REITs. The Fund invests in Public REITs by purchasing their common stock, preferred stock, debt and/or warrants. Investment criteria on a macro level will include relative attractiveness of Public REITs to the broader market, the impact of the debt capital markets on Public REIT equities, and upon the supply of and demand for commercial real estate overall and within real estate sectors. On a micro level, the Adviser will examine the attractiveness of each Public REIT’s property type; quality and historic success of management; its common stock’s relative price-earnings ratio as compared to other stocks within its sector; whether the common stock is trading at a premium or discount to its NAV; internal and external (acquisitions and development) growth prospects to drive earnings growth; expected stability of income; expected distribution yield and distribution coverage from operations; access to debt and equity financing; and target leverage levels.

REOCs. REOCs are companies that invest in real estate and whose shares trade on a public exchange. A REOC is similar to a Public REIT, except that a REOC does not receive advantaged tax treatment because REOCs reinvest earnings rather than distribute dividends to unit holders. Additionally, REOCs are more flexible than REITs in terms of what types of real estate investments they can make.

Public REITs. REITs are investment vehicles that invest primarily in income-producing real estate or mortgages and other real estate-related loans or interests. Public REITs are listed on global stock exchanges and invest directly in real estate, typically through either properties or mortgages. In most countries, the tax efficiency of REITs is more attractive than that of other stock-issuing corporations. The latter is ordinarily subject to tax on income before distribution, whereas most REITs are not. This translates to higher potential profits for REIT shareholders.

The Fund’s investments in Public REITs are intended principally to generate current income, plus substantial liquidity for the Fund, and will seek to have low to moderate correlation to the broader equity markets. In addition, the Fund’s investments in Public REITs are intended to provide diversification alongside Private Real Estate Investment Funds.

Under normal circumstances, the Fund’s investments in Public REITs will not exceed 80% of the Fund’s Managed Assets. The Fund invests in Public REITs by purchasing their common stock, preferred stock, debt and/or warrants. Investment criteria on a macro level will include relative attractiveness of Public REITs to the broader market, the impact of the debt capital markets on Public REIT equities, and upon the supply of and demand for commercial real estate overall and within real estate sectors. On a micro level, the Investment Adviser will examine the attractiveness of each Public REIT’s property type; quality and historic success of management; its common stock’s relative price-earnings ratio as compared to other stocks within its sector; whether the common stock is trading at a premium or discount to its NAV; internal and external (acquisitions and development) growth prospects to drive earnings growth; expected stability of income; expected distribution yield and distribution coverage from operations; access to debt and equity financing; and target leverage levels.

REOCs. REOCs are companies that invest in real estate and whose shares may trade on a public exchange. A REOC is similar to a Public REIT, except that a REOC does not receive advantaged tax treatment because REOCs reinvest earnings rather than distribute dividends to unit holders. Additionally, REOCs are more flexible than REITs in terms of what types of real estate investments they can make.

Under normal circumstances, the Fund’s investments in REOCs will not exceed 10% of the Fund’s Managed Assets. The Fund’s investments in REOCs are intended principally to generate current income and provide substantial liquidity for the Fund, and will seek to have low to moderate

Resource Real Estate Diversified Income Fund (Acquired Fund)	Goldman Sachs Real Estate Diversified Income Fund (Acquiring Fund)

Under normal circumstances, the Fund anticipates that it will invest up to approximately 10% of its assets (defined as net assets plus borrowing for investment purposes) in REOCs. The Fund’s investments in REOCs are intended principally to generate current income and provide substantial liquidity for the Fund, and will seek to have low to moderate correlation to the broader equity markets. As with its investment in Public REITs, the Fund’s investments in REOCs are intended to provide diversification alongside Private Real Estate Investment Funds. The Fund invests in REOCs by purchasing their common stock, preferred stock, debt and/or warrants. Investment criteria on a macro level will include relative attractiveness of REOCs to the broader market, and the supply of and demand for commercial real estate overall and within real estate sectors.

Private Real Estate Investment Funds. Private Real Estate Investment Funds may be organized as unregistered REITs, commonly known as private REITs. Many Private Real Estate Investment Funds require large minimum investments and impose stringent investor qualification criteria intended to limit their direct investors mainly to institutions such as endowments and pension funds. By investing in such Private Real Estate Investment Funds, the Fund offers its shareholders access to institutional asset managers that may not be otherwise available to them. The Private Real Estate Investment Funds included in the Fund’s portfolio may be purchased on the secondary market or directly from the issuer of the security.

Under normal circumstances, the Fund anticipates that it will invest no more than 80% of its assets (defined as net assets plus borrowing for investment purposes) in Private Real Estate Investment Funds. The Fund’s investments in Private Real Estate Investment Funds are intended to generate higher absolute returns than are typically available from investing in Public REITs or Public Investment Funds, but also may entail a higher risk profile. In addition, the Fund’s investments in Private Real Estate Investment Funds are intended to deliver returns which have a low to moderate correlation to the broader equity markets. Private Real Estate Investment Funds have less pressure to make quarterly distributions, can be more opportunistic and can have a longer investment term.

correlation to the broader equity markets. As with its investment in Public REITs, the Fund’s investments in REOCs are intended to provide diversification alongside Private Real Estate Investment Funds. The Fund invests in REOCs by purchasing their common stock, preferred stock, debt and/or warrants. Investment criteria on a macro level will include relative attractiveness of REOCs to the broader market, and the supply of and demand for commercial real estate overall and within real estate sectors.

Private Real Estate Investment Funds. Private Real Estate Investment Funds may be organized as unregistered REITs, commonly known as private REITs. Interests in the Private Real Estate Investment Funds included in the Fund’s portfolio may be purchased or sold on the secondary market and may also be purchased directly from the issuer of the security.

Under normal circumstances, the Fund’s investments in Private Real Estate Investment Funds will not exceed 80% of the Fund’s Managed Assets. The Private Real Estate Investment Funds in which the Fund intends to invest seek to generate a level of income and total return broadly consistent with Public REITs, but with a lower amount of volatility. In addition, the Fund’s investments in Private Real Estate Investment Funds are intended to deliver returns which have a low to moderate correlation to the broader equity markets. Private Real Estate Investment Funds have less pressure to make quarterly distributions, can be more opportunistic and can have a longer investment term.

The Fund’s typical investments in Private Real Estate Investment Funds will be made through the purchase of common stock or limited partnership or limited liability company membership interests in such funds. Investment criteria will include evaluating the strength of the sponsor and management; prior investment performance of the target fund as well as the performance of other funds managed by the sponsor; the attractiveness of the property sectors and geographical allocations of the fund; expected stability of income; expected capital appreciation; and target leverage levels. The Fund will invest no more than

Resource Real Estate Diversified Income Fund (Acquired Fund)	Goldman Sachs Real Estate Diversified Income Fund (Acquiring Fund)

The Fund’s typical investments in Private Real Estate Investment Funds will be made through the purchase of common stock or limited partnership or limited liability company membership interests in such funds. Investment criteria will include evaluating the strength of the sponsor and management; prior investment performance of the target fund as well as the performance of other funds managed by the sponsor; the attractiveness of the property sectors and geographical allocations of the fund; expected stability of income; expected capital appreciation, and target leverage levels. The Fund will invest no more than 15% of its assets (defined as net assets plus borrowing for investment purposes) in private investment funds that are commonly known as hedge funds, which (i) based on their investment activities, meet the definition of “investment company” found in Section 3(a) of the 1940 Act; and (ii) do not qualify for any exemption from such definition other than that provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act. For the avoidance of doubt, the Fund does not consider a Private Real Estate Investment Fund to be a hedge fund or a private equity fund.

REITs Generally.

Distributions. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Because REITs are required by law to distribute 90% of their taxable income to shareholders each year in the form of dividends, REITs have historically paid a higher rate of dividends than most other non-real estate operating companies. Investors should always bear in mind, of course, that past performance is not necessarily indicative of future results. Dividends paid by REITs will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See “U.S. Federal Income Tax Matters.”

REIT Preferred Stock. The Fund may invest in preferred stocks issued by REITs. Preferred stocks are securities that pay dividends at a specified rate and have a preference over common stocks in the payment of dividends and the liquidation of assets. This means that an issuer must pay dividends on its preferred stock prior to paying dividends on its common stock. In addition, in the event a company

15% of its assets (defined as net assets plus borrowing for investment purposes) in private investment funds that are commonly known as hedge funds, which (i) based on their investment activities, meet the definition of “investment company” found in Section 3(a)(1) of the 1940 Act; and (ii) do not qualify for any exemption from such definition other than that provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act (measured at the time of investment). For the avoidance of doubt, the Fund does not consider a Private Real Estate Investment Fund to be a hedge fund or a private equity fund.

REITs Generally.

Distributions. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Because REITs are required by law to distribute 90% of their taxable income to shareholders each year in the form of dividends, REITs have historically paid a higher rate of dividends than most other non-real estate operating companies. Investors should always bear in mind, of course, that past performance is not necessarily indicative of future results. Dividends paid by REITs will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code, but may be considered to be “qualified REIT dividends” eligible for a 20% deduction for non-corporate taxpayers. See “Taxation of the Acquiring Fund.”

REIT Preferred Stock. The Fund may invest in preferred stocks issued by REITs. Preferred stocks are securities that pay dividends at a specified rate and have a preference over common stocks in the payment of dividends and the liquidation of assets. This means that an issuer must pay dividends on its preferred stock prior to paying dividends on its common stock. In addition, in the event a company is liquidated, preferred shareholders must be fully repaid on their investments before common shareholders can receive any money from the company. Preferred shareholders, however, usually have no right to vote for a company’s directors or on other corporate matters. Preferred stocks pay a fixed stream of income to investors, and this income stream is a primary source of the long-term investment return on preferred stocks. As a result, the market value of preferred stocks is generally more sensitive to changes in interest rates than the market value of common stocks. In this respect, preferred stocks share many investment characteristics with debt securities.

REIT Convertible Securities. Convertible bonds and convertible preferred stocks are generally obligations of a company that can be converted into a predetermined number of shares of common stock of the company issuing

Resource Real Estate Diversified Income Fund (Acquired Fund)	Goldman Sachs Real Estate Diversified Income Fund (Acquiring Fund)

is liquidated, preferred shareholders must be fully repaid on their investments before common shareholders can receive any money from the company. Preferred shareholders, however, usually have no right to vote for a company’s directors or on other corporate matters. Preferred stocks pay a fixed stream of income to investors, and this income stream is a primary source of the long-term investment return on preferred stocks. As a result, the market value of preferred stocks is generally more sensitive to changes in interest rates than the market value of common stocks. In this respect, preferred stocks share many investment characteristics with debt securities.

REIT Convertible Securities. Convertible bonds and convertible preferred stocks are generally obligations of a company that can be converted into a predetermined number of shares of common stock of the company issuing the security. Convertible securities generally offer both defensive characteristics (i.e., provide income during periods when the market price of the underlying common stock declines) and upside potential (i.e., may provide capital appreciation when the market price of the underlying common stock rises). The Fund may invest in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers, such as the Fund, under Rule 144A under the Securities Act.

Warrants. Warrants entitle the holder to buy the underlying stock of the issuing company at a fixed exercise price until the expiry date. Warrants are issued and guaranteed by the company, and are ordinarily issued directly to existing common or preferred shareholders.

REIT Bonds. REIT bonds are a debt investment in which an investor loans money to the REIT for a defined period of time at a fixed interest rate. As a debt instrument, these bonds have priority over the equity issued by the REIT, including common stock and preferred stock. While these bonds can either be secured or unsecured, they are commonly unsecured. REIT bonds are generally issued in durations of 7 to 10 years.

Public Investment Funds. The Fund anticipates making investments in Public Investment Funds principally to temporarily invest the Fund’s capital pending its deployment into other higher-returning investment opportunities, or for defensive purposes under adverse market conditions. Public Investment Funds consist of the following type of investment companies:

the security. Convertible securities generally offer both defensive characteristics (i.e., provide income during periods when the market price of the underlying common stock declines) and upside potential (i.e., may provide capital appreciation when the market price of the underlying common stock rises). The Fund may invest in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers, such as the Fund, under Rule 144A under the Securities Act.

Warrants. Warrants entitle the holder to buy the underlying stock of the issuing company at a fixed exercise price until the expiry date. Warrants are issued and guaranteed by the company, and are ordinarily issued directly to existing common or preferred shareholders.

REIT Bonds. REIT bonds are a debt investment in which an investor loans money to the REIT for a defined period of time at a fixed interest rate. As a debt instrument, these bonds have priority over the equity issued by the REIT, including common stock and preferred stock. While these bonds can either be secured or unsecured, they are commonly unsecured. REIT bonds are generally issued in durations of 7 to 10 years.

Public Investment Funds. The Fund anticipates making investments in Public Investment Funds principally to temporarily invest the Fund’s capital pending its deployment into other potentially higher-returning investment opportunities, or for defensive purposes under adverse market conditions. Public Investment Funds consist of the following type of investment companies:

Exchange-Traded Funds. ETFs are typically managed by professionals and provide investors with diversification, cost and tax efficiency, and liquidity, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. “The “ability to go long” refers to the ability to purchase a security or other instrument with the expectation that the asset will rise in value, and “the ability to go short” means the ability to a sell a borrowed security or other instrument with the expectation that the asset will fall in value. An ETF typically holds a portfolio of securities or contracts designed to track a particular market segment or index. ETFs are listed on major stock exchanges and are traded like stocks.

Index Funds. An index fund is a mutual fund with an investment objective of seeking to replicate the performance of a specific securities index, such as the National Association of Real Estate Investment Trusts (NAREIT) Index or the MSCI US REIT Index. Index funds are not actively managed and generally provide broad market exposure, low operating expenses and low portfolio turnover.

Resource Real Estate Diversified Income Fund (Acquired Fund)	Goldman Sachs Real Estate Diversified Income Fund (Acquiring Fund)

Exchange Traded Funds. ETFs are typically managed by professionals and provide investors with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. “Marginability” refers to an instrument’s ability to be purchased with borrowed money. The “ability to go long” refers to the ability to purchase a security or other instrument with the expectation that the asset will rise in value, and “the ability to go short” means the ability to a sell a borrowed security or other instrument with the expectation that the asset will fall in value. An ETF typically holds a portfolio of securities or contracts designed to track a particular market segment or index. ETFs are listed on major stock exchanges and are traded like stocks.

Index Funds. An Index Fund is a mutual fund with an investment objective of seeking to replicate the performance of a specific securities index, such as the National Association of Real Estate Investment Trusts (NAREIT) Index or the MSCI US REIT Index. Most Index Funds are not actively managed and generally provide broad market exposure, low operating expenses and low portfolio turnover.

Closed-End Funds and Mutual Funds. In addition to ETFs and Index Funds, and subject to the Fund’s investment restrictions, the Fund may invest in closed-end funds and mutual funds that invest primarily in what the Adviser considers real estate and real estate related industry securities. Shares of closed-end funds are typically listed for trading on major stock exchanges and, in some cases, may be traded in other over-the-counter markets.

Under normal circumstances, the Fund anticipates that it will invest up to approximately 10% of its assets (defined as net assets plus borrowing for investment purposes) in Public Investment Funds. The Fund may also invest in options on Public Investment Funds to hedge against market declines.

The Fund will not invest in any other funds for which the Adviser or its affiliates act as the investment adviser or the party responsible for managing and operating the fund.

Closed-End Funds and Actively Managed Mutual Funds. In addition to ETFs and index funds, and subject to the Fund’s investment restrictions, the Fund may invest in closed-end funds and actively managed mutual funds that invest primarily in what the Investment Adviser considers securities of real estate industry companies. Shares of closed-end funds are typically listed for trading on major stock exchanges and, in some cases, may be traded in other over-the-counter markets.

Under normal circumstances, the Fund’s investments in Public Investment Funds will not exceed 10% of the Fund’s Managed Assets. The Fund may also invest in options on Public Investment Funds to hedge against market declines.

The Fund may also seek to obtain exposure to real estate industry companies through investments in Public Investment Funds for which the Investment Adviser or an affiliate act as investment adviser or principal underwriter as well as unaffiliated Public Investment Funds, without considering or canvassing the universe of unaffiliated funds available.

Certain Private Real Estate Investment Funds and Public Investment Funds. The Fund may also invest up to 20% of its Managed Assets in Private Real Estate Investment Funds and Public Investment Funds that invest, under normal circumstances, less than 80% of their assets in securities of issuers in the real estate industry.

CMBS. The Fund may also invest up to 35% of the Fund’s Managed Assets in CMBS. CMBS are structured debt obligations collateralized by pools of commercial mortgages. When selecting CMBS for the Fund’s portfolio, the Fund will seek to select CMBS that, in the judgment of the Fund’s portfolio management team, represent an undervalued investment opportunity with favorable total return potential. This evaluation is based upon multiple factors, including analysis of the credit performance of the mortgage loan portfolios underlying the CMBS; security structure characteristics such as the priority of payment, credit enhancement and default patterns of underlying loans; and the relative financial strength of the mortgage loan servicer.

Resource Real Estate Diversified Income Fund (Acquired Fund)	Goldman Sachs Real Estate Diversified Income Fund (Acquiring Fund)

Certain Private Real Estate Investment Funds and Public Investment Funds. The Fund may also invest up to 20% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in Private Real Estate Investment Funds and Public Investment Funds that invest, under normal circumstances, less than 80% of their assets in real estate and real estate related industry securities.

CMBS. The Fund may also invest up to 35% of the Fund’s assets (defined as net assets plus borrowing for investment purposes) in CMBS. CMBS are structured debt obligations collateralized by pools of commercial mortgages. When selecting CMBS for the Fund’s portfolio, the Fund will seek to select CMBS that, in the judgment of the Fund’s portfolio management team, represent an undervalued investment opportunity with favorable total return potential. This evaluation is based upon multiple factors, including rigorous analysis of the credit performance of the mortgage loan portfolios underlying the CMBS; security structure characteristics such as the priority of payment, credit enhancement and default patterns of underlying loans; and the relative financial strength of the mortgage loan servicer.

Use of Leverage. The Fund may employ leverage, including borrowing from banks in an amount of up to 33% of the Fund’s assets (defined as net assets plus borrowing for investment purposes). The Fund is authorized to borrow money in connection with its investment activities, subject to the limits of the asset coverage requirement of the 1940 Act. The Fund also may borrow money to satisfy repurchase requests from Fund shareholders and to otherwise provide the Fund with temporary liquidity. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time indebtedness occurs. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness. Private Real Estate Investment Funds may utilize leverage in their investment activities. However, the Private Real Estate Investment Funds’ borrowings are not subject to the asset coverage requirement. Accordingly, the Fund, through its investments in Private Real Estate Investment Funds, may be exposed to the risk of highly leveraged investment programs.

Use of Leverage. The Fund may employ leverage, including borrowing from banks, in an amount of up to 33 and 1/3% (or in the case of the issuance of Preferred Shares, 50%) of the Fund’s total assets minus liabilities and indebtedness not represented by “senior securities” within the meaning of the 1940 Act, as determined immediately after borrowing. The Fund is authorized to borrow money in connection with its investment activities, subject to the limits of the asset coverage requirement of the 1940 Act. The Fund also may borrow money to satisfy repurchase requests from Fund shareholders and to otherwise provide the Fund with temporary liquidity. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time indebtedness occurs. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness. Private Real Estate Investment Funds may utilize leverage in their investment activities. However, the Private Real Estate Investment Funds’ borrowings are not subject to the asset coverage requirement. Accordingly, the Fund, through its investments in Private Real Estate Investment Funds, may be exposed to the risk of highly leveraged investment programs. In addition, the Fund may use leverage generated by reverse repurchase agreements. The Fund may lend its portfolio securities to brokers, dealers and other institutions, including GS&Co., to seek to increase its net investment income. The Fund may invest any cash collateral received in connection with lending its portfolio securities in registered and unregistered investment pools managed by the Investment Adviser or its affiliates.

Fundamental Policies. The Fund concentrates investments in the real estate industry, meaning that, under normal circumstances, it invests more than 25% of its Managed Assets in the securities of companies in the real estate industry. This policy is fundamental and may not be changed without shareholder approval.

The SAI contains a list of the fundamental (those that may not be changed without shareholder approval) and non-fundamental (if any) investment policies of the Fund under the heading “Investment Restrictions.”

Resource Real Estate Diversified Income Fund (Acquired Fund)	Goldman Sachs Real Estate Diversified Income Fund (Acquiring Fund)

Fundamental Policies. The Fund concentrates investments in the real estate industry, meaning that, under normal circumstances, it invests more than 25% of its net assets in the securities of companies in the real estate industry. This policy is fundamental and may not be changed without shareholder approval.

The SAI contains a list of the fundamental (those that may not be changed without a shareholder vote) and non-fundamental (if any) investment policies of the Fund under the heading “Investment Objectives and Policies.”

Investment Strategy, Diversification and Criteria Used in Selecting Investments

The Fund’s investment strategy focuses on identifying individual securities that have:

•  an emphasis on income generation,

•  attractive risk-adjusted returns,

•  low to moderate volatility, and

•  low to moderate correlation to the broader equity markets.

The Fund seeks diversification of its investments within the real estate industry through exposure to a broad range of asset classes and managers, and by investing across various levels and qualities of real estate. Further, the Fund will seek to diversify geographically both within and outside of the United States and by capital structure (investments in common stock, preferred stock, warrants, debt and convertible securities).

The Adviser uses both quantitative and qualitative processes to select investments for the Fund. Analyzing relevant quantitative and qualitative criteria, the Adviser identifies investments which it believes to be ‘best in class’ based on their potential for generating sustainable, positive, risk-adjusted returns under a wide variety of market conditions. In

Investment Strategy, Diversification and Criteria Used in Selecting Investments

The Fund’s investment strategy focuses on identifying individual securities that have:

•  an emphasis on income generation,

•  attractive risk-adjusted returns,

•  low to moderate volatility, and

•  low to moderate correlation to the broader equity markets.

The Fund seeks diversification of its investments within the real estate industry through exposure to a broad range of asset classes and managers, and by investing across various levels and qualities of real estate. Further, the Fund will seek to diversify geographically both within and outside of the United States and by capital structure (investments in common stock, preferred stock, warrants, debt and convertible securities).

The Investment Adviser uses both quantitative and qualitative processes to select investments for the Fund. Analyzing relevant quantitative and qualitative criteria, the Investment Adviser identifies investments which it believes to be of high quality based on their potential for generating sustainable, positive, risk-adjusted returns under a wide variety of market conditions. The Investment Adviser selects securities from different real estate regions and sectors to create a portfolio it believes will deliver a relatively high risk-adjusted return.

Because of the lead/lag relationship between public REITs and private real estate investments, the Investment Adviser believes that an optimally blended portfolio can diversify market exposure. While the Investment Adviser may strategically rebalance the Fund’s diversification exposure based on changing market conditions, the Investment Adviser will seek to maintain a well-diversified portfolio that effectively manages real estate asset class and sector risk over time. The Investment Adviser manages the Fund’s investments over a long-term time horizon while being mindful of the historical context of the markets.

There can be no assurance that any or all of the Fund’s investment strategies will be successful.

Resource Real Estate Diversified Income Fund (Acquired Fund)	Goldman Sachs Real Estate Diversified Income Fund (Acquiring Fund)

constructing the portfolio, the Adviser seeks to balance the competing objectives of providing income, maximizing portfolio returns, and minimizing portfolio volatility. The Adviser selects securities from different real estate regions and sectors to create a portfolio it believes will deliver a relatively high risk-adjusted return.

Because of the lead/lag relationship between public REITs and private real estate investments, the Adviser believes that an optimally blended portfolio can be hedged against downturns in the real estate market: when one side of the real estate market is falling, the other can buoy returns for the Fund as a whole. While the Adviser may strategically rebalance the Fund’s diversification exposure based on changing market conditions, the Adviser will seek to maintain a well-diversified portfolio that effectively manages real estate asset class and sector risk over time. The Adviser manages the Fund’s investments over a long-term time horizon while being mindful of the historical context of the markets.

There can be no assurance that any or all of the Fund’s investment strategies will be successful.

Diversification of Asset Managers

The Fund intends to pursue its objective of maintaining low to moderate volatility and low to moderate correlation to the broader equity markets by identifying and investing with asset managers with expertise in managing portfolios of real estate and real estate related industry securities. Using information generally available to investors, the Adviser will evaluate asset managers based on their experience, track record, current portfolios, and ability to weather real estate cycles by employing effective risk management and mitigation strategies.

Many Private Real Estate Investment Funds require large minimum investments and impose stringent investor qualification criteria that are intended to limit their direct investors mainly to institutions such as endowments and pension funds. By investing in such Private Real Estate Investment Funds, the Fund offers its shareholders access to institutional asset managers that may not be otherwise available to them.

Diversification of Asset Managers

The Fund intends to pursue its investment objective of maintaining low to moderate volatility and low to moderate correlation to the broader equity markets by identifying and investing with asset managers with expertise in managing portfolios of securities of issuers in the real estate industry. Using information generally available to investors, the Investment Adviser will evaluate asset managers based on their experience, track record, current portfolios, and ability to weather real estate cycles by employing effective risk management and mitigation strategies.

Diversification by Asset Class

The Fund intends to pursue its investment objective of producing income, achieving capital appreciation, and maintaining low to moderate portfolio volatility by diversifying its investments across the many asset classes of the real estate industry, including, for example, retail, office, multifamily, hospitality, industrial, heath care, land and self-storage sectors.

Diversification by Type and Quality of Real Property

The Fund intends to pursue its investment objective of producing income, achieving capital appreciation, and maintaining low to moderate portfolio volatility by investing across various levels and qualities of real estate. The levels are often referred to as Core, Core Plus, Value Added, and Opportunistic or Distressed real estate.

Core. The Fund’s “core” investments target high-quality portfolios with real estate assets that provide relatively lower and more stable returns. Such investments are typically located in primary markets and in the conventional property types, which consist of office, retail, multifamily and hotels. Properties are stable, well-maintained, well-leased and often of the Class A variety (meaning among the best in terms of quality and location).

Core Plus. The Fund’s “core plus” investments are a moderate risk/moderate return strategy. These investments will generally be in core properties; however, some of these properties will require some form of enhancement or value-added element.

Resource Real Estate Diversified Income Fund (Acquired Fund)	Goldman Sachs Real Estate Diversified Income Fund (Acquiring Fund)

Diversification by Asset Class

The Fund intends to pursue its objective of producing income, achieving capital appreciation, and maintaining low to moderate portfolio volatility by diversifying its investments across the many asset classes of the real estate industry, including retail, office, multifamily, hospitality, industrial, heath care, land and self-storage sectors.

Diversification by Type and Quality of Real Property

The Fund intends to pursue its objectives of producing income, achieving capital appreciation, and maintaining low to moderate portfolio volatility by investing across various levels and qualities of real estate. The levels are often referred to as Core, Core Plus, Value Added, and Opportunistic or Distressed real estate.

Core. The Fund’s “core” investments target high-quality portfolios with real estate assets that provide relatively lower and more stable returns. Such investments are typically located in primary markets and in the conventional property types, which consist of office, retail, multifamily and hotels. Properties are stable, well-maintained, well-leased and often of the Class A variety (meaning among the best in terms of quality and location).

Core Plus. The Fund’s “core plus” investments are a moderate risk/moderate return strategy. These investments will generally be in core properties however some of these properties will require some form of enhancement or value-added element.

Value Added. The Fund’s “value added” strategy typically focuses on more aggressive active asset management and often employs more leverage. This is a medium-to-high risk/medium-to-high return strategy. It generally involves buying a property, improving it in some way, and selling it at an opportune time for a gain. Properties are considered value added when they exhibit management or operational problems, require physical improvement due to age, and/or suffer from capital constraints.

Opportunistic or Distressed. The Fund’s “opportunistic” or “distressed” investments typically focuses on the most aggressive and active asset management strategies, typically on growth and development oriented or centered properties, and/or on property repositioning or redevelopment strategies. Such investments typically offer the highest overall expected return potential, but also

Value Added. The Fund’s “value added” strategy typically focuses on more aggressive active asset management and often employs more leverage. This is a medium-to-high risk/medium-to-high return strategy. It generally involves buying a property, improving it in some way, and selling it at an opportune time for a gain. Properties are considered value added when they exhibit management or operational problems, require physical improvement due to age, and/or suffer from capital constraints.

Opportunistic or Distressed. The Fund’s “opportunistic” or “distressed” investments typically focuses on the most aggressive and active asset management strategies, typically on growth and development oriented or centered properties, and/or on property repositioning or redevelopment strategies. Such investments typically offer the highest overall expected return potential, but also carry the highest risk. They frequently utilize high degrees of financial leverage and require substantial capital investment. Typically, a significant portion of the return on the underlying asset is achieved upon its sale or refinancing, with limited or no current income generation.

Other Information Regarding Investment Strategy

The limitations disclosed in this prospectus that limit the amount of the Fund’s investments in any particular asset class or asset type apply only to the Fund’s direct investments without regard to the investments held by any investment companies or investment vehicles in which the Fund invests.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes (and to the extent that it is permitted to invest in the following), the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), commercial paper rated at least A-2 by Standard & Poor’s Rating Services (“Standard & Poor’s”), P-2 by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable credit rating by another NRSRO (or if unrated, determined by the Investment Adviser to be of comparable credit quality), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks

Resource Real Estate Diversified Income Fund (Acquired Fund)	Goldman Sachs Real Estate Diversified Income Fund (Acquiring Fund)

carry the highest risk. They frequently utilize high degrees of financial leverage and require substantial capital investment. Typically, a significant portion of the return on the underlying asset is achieved upon its sale or refinancing, with limited or no current income generation.

Other Information Regarding Investment Strategy

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, consisting of money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U. S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objectives. The Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser and the Fund’s Portfolio Managers are subjective.

The Fund has no intent to use leverage through issuing preferred shares during the next twelve months. However, the Board of Trustees may decide to issue preferred shares in the future, subject to the asset coverage requirements of the 1940 Act, which generally require that the Fund have asset coverage of at least 200% of the issue size. The Fund may borrow for investment purposes, to fund distributions, for temporary liquidity, or to finance repurchases of its shares, as permitted under the 1940 Act.

and non-convertible corporate bonds with a remaining maturity of less than one year, ETFs and other investment companies and cash items. When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

References in the Prospectus to market indices are for informational purposes only, and unless otherwise noted, are not necessarily an indication of how the Fund is managed.

The Fund has no intent to use leverage through issuing preferred Shares (“Preferred Shares”) during the next twelve months. However, the Fund may issue Preferred Shares in the future, subject to the asset coverage requirements of the 1940 Act, which generally require that the Fund have asset coverage of at least 200% of the issue size. The Fund may borrow for investment purposes, to fund distributions, for temporary liquidity, or to finance repurchases of its shares, as permitted under applicable law. In addition, the Fund may be deemed to incur economic leverage embedded in instruments in which it may invest, such as derivatives.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Investment Adviser deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Investment Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Short-term trading strategies would likely result in higher transaction costs and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. See “Tax Status” in the Fund’s SAI.

There is no assurance what portion, if any, of the Fund’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income or qualified REIT dividends. See “Taxation of the Acquiring Fund.”

Resource Real Estate Diversified Income Fund (Acquired Fund)	Goldman Sachs Real Estate Diversified Income Fund (Acquiring Fund)

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. See “Tax Status” in the Fund’s SAI.

There is no assurance what portion, if any, of the Fund’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income. See “U.S. Federal Income Tax Matters.”

While the Adviser anticipates that, under normal market conditions, the Fund’s portfolio will invest in each of the categories of described above, the Fund does not have predetermined asset allocations to any of these categories. Depending on its evaluation of the markets, the Adviser may allocate the Fund’s assets among any, all or none of these categories. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

The activities and opportunities of the Fund may be restricted or limited from time to time in certain circumstances, which could adversely affect the Fund’s investment program. See “Potential Conflicts of Interest” in the SAI.

While the Investment Adviser anticipates that, under normal market conditions, the Fund’s portfolio will invest in each of the categories described above, the Fund does not have predetermined asset allocations to any of these categories, other than the Fund’s policy to invest 80% of its Managed Assets in equity and debt investments in real estate industry companies and the Fund’s policy to invest 25% or more of its Managed Assets in securities of issuers in the real estate industry. Depending on its evaluation of market conditions, the Investment Adviser may allocate the Fund’s assets among any, all or none of these categories, provided that the Fund complies with its 80% policy. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

There can be no assurance that the Fund will achieve its investment objective or that its investment program will be successful.

Portfolio Securities and Techniques. Because the Acquired Fund and the Acquiring Fund have substantially similar investment objectives and similar principal investment strategies, they are expected to invest in many of the same types of securities and engage in similar investment techniques, except as discussed above regarding short sales, securities lending and call options. However, over time, the particular investments held by the combined Fund after the Reorganization may differ substantially from the investments held by the Acquired Fund immediately before the Reorganization.

The Funds may invest in the following types of securities, subject to certain limitations as set forth below. The Funds are under no obligation to invest in any of these securities.

Portfolio Securities and Techniques	Resource Real Estate Diversified Income Fund (Acquired Fund)	Goldman Sachs Real Estate Diversified Income Fund (Acquiring Fund)
Private Real Estate Investment Funds	Principal Investment—See “Investment Objectives and Policies”	Principal Investment—See “Portfolio Securities and Techniques”

Real Estate Investment Trusts	Principal Investment—See “Investment Objectives and Policies”	Principal Investment—See “Portfolio Securities and Techniques”

Real Estate Operating Companies	Principal Investment—See “Investment Objectives and Policies”	Principal Investment—See “Portfolio Securities and Techniques”

Equity Securities	Principal Investment—See “Investment Objectives, Policies and Strategies”	Principal Investment—See “Portfolio Securities and Techniques”

Preferred Stock, Warrants and Stock Purchase Rights	Principal Investment—See “Investment Objectives and Policies”	Principal Investment—See “Portfolio Securities and Techniques”

Foreign Securities	Principal Investment—See “Investment Objectives and Policies”	Principal Investment—See “Portfolio Securities and Techniques”

Other Investment Companies	Principal Investment—See “Investment Objectives and Policies”	Principal Investment—See “Portfolio Securities and Techniques”

Debt Securities	Principal Investment—See “Investment Objectives, Policies and Strategies”	Principal Investment—See “Portfolio Securities and Techniques”

Convertible Securities	Principal Investment—See “Investment Objectives, Policies and Strategies”	Principal Investment—See “Portfolio Securities and Techniques”

Structured Securities	Principal Investment—See “Investment Objectives, Policies and Strategies”	Principal Investment—See “Portfolio Securities and Techniques”

Private Company Investments	Principal Investment—See “Investment Objectives, Policies and Strategies”	Principal Investment—See “Portfolio Securities and Techniques”

Pre-IPO Investments	—	Principal Investment—See “Portfolio Securities and Techniques”

Initial Public Offerings	—	Principal Investment—See “Portfolio Securities and Techniques”

When-Issued Securities and Forward Commitments	—	Principal Investment—See “Portfolio Securities and Techniques”

Repurchase Agreements	Non-Principal Investment—See “Other Information Regarding Investment Strategy”	Principal Investment—See “Portfolio Securities and Techniques”

Reverse Repurchase Agreements	Non-Principal Investment—See “Other Information Regarding Investment Strategy”	Principal Investment—See “Portfolio Securities and Techniques”

Portfolio Securities and Techniques	Resource Real Estate Diversified Income Fund (Acquired Fund)	Goldman Sachs Real Estate Diversified Income Fund (Acquiring Fund)
Derivatives	Principal Investment—See “Investment Objectives, Policies and Strategies”	Principal Investment—See “Portfolio Securities and Techniques”

Call Option Writing	—	Principal Investment—See “Portfolio Securities and Techniques”

Short Sales	—	Principal Investment—See “Portfolio Securities and Techniques”

Short Sales Against the Box	—	Principal Investment—See “Portfolio Securities and Techniques”

Mortgage-Backed Securities	Principal Investment—See “Investment Objectives, Policies and Strategies”	Principal Investment—See “Portfolio Securities and Techniques”

Commercial Mortgage-Backed Securities	Principal Investment—See “Investment Objectives, Policies and Strategies”	Principal Investment—See “Portfolio Securities and Techniques”

ETNs	—	Principal Investment—See “Portfolio Securities and Techniques”

Unseasoned Companies	—	Principal Investment—See “Portfolio Securities and Techniques”

U.S. Government Securities	Non-Principal Investment—See “Other Information Regarding Investment Strategy”	Principal Investment—See “Portfolio Securities and Techniques”

Custodial Receipts and Trust Certificates	—	Principal Investment—See “Portfolio Securities and Techniques”

Non-Investment Grade Securities	Principal Investment—See “Investment Objectives, Policies and Strategies”	Principal Investment—See “Portfolio Securities and Techniques”

Restricted Securities	Principal Investment—See “Investment Objectives, Policies and Strategies”	Principal Investment—See “Portfolio Securities and Techniques”

Lending of Portfolio Securities	—	Principal Investment—See “Portfolio Securities and Techniques”

The following discussion describes the Acquiring Fund’s expected Portfolio Securities and Techniques. For purposes of the remainder of this section, the term “Investment Adviser” refers to “GSAM” and the term “Fund” refers to the Acquiring Fund, as would be constituted after the completion of the Reorganization.

Private Real Estate Investment Funds

The Fund may invest in Private Real Estate Investment Funds. Private Real Estate Investment Funds may be organized as unregistered REITs, commonly known as private REITs. Interests in the Private Real Estate Investment Funds included in the Fund’s portfolio may be purchased or sold on the secondary market and may also be purchased directly from the issuer of the security. The Fund’s investments in Private Real Estate Investment Funds are intended to generate higher absolute returns than are typically available from investing in Public REITs or Public Investment Funds, but also may entail a higher risk profile. In addition, the Fund’s investments in Private Real Estate Investment Funds are intended to deliver returns which have a low to moderate correlation to the broader equity markets. Private Real Estate Investment Funds have less pressure to make quarterly distributions, can be more opportunistic and can have a longer investment term.

The Fund’s typical investments in Private Real Estate Investment Funds will be made through the purchase of common stock or limited partnership or limited liability company membership interests in such funds. Investment criteria will include evaluating the strength of the sponsor and management; prior investment performance of the target fund as well as the performance of other funds managed by the sponsor; the attractiveness of the property sectors and geographical allocations of the fund; expected stability of income; expected capital appreciation; and target leverage levels. The Fund’s performance depends in part upon the performance of the Private Real Estate Investment Fund managers and selected strategies, the adherence by such Private Real Estate Investment Fund managers to such selected strategies, the instruments used by such Private Real Estate Investment Fund managers and the Investment Adviser’s ability to select Private Real Estate Investment Fund managers and strategies and effectively allocate Fund assets among them. Fund shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, incentive allocations or fees and expenses at the Private Real Estate Investment Fund level.

Private Real Estate Investment Funds may invest in securities of non-U.S. issuers, including those in emerging markets, and the Fund’s assets may be invested in Private Real Estate Investment Funds that may be denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities. Private Real Estate Investment Funds focus primarily on the real estate industry, which subjects the Private Real Estate Investment Funds, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. A Private Real Estate Investment Fund may focus on a particular country or geographic region, which may subject Private Real Estate Investment Funds, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions. A Private Real Estate Investment Fund may use derivatives for speculative or hedging purposes and non-hedging purposes (that is, to seek to increase total return). Private Real Estate Investment Funds may incur leverage for investment or other purposes, which may increase the volatility of the Private Real Estate Investment Funds. A Private Real Estate Investment Fund may sell short securities held by a Private Real Estate Investment Fund, which presents the risk of unlimited loss because of increases in the market price of the security sold short, and the risk that a Private Real Estate Investment Fund’s short selling activities may be adversely affected by regulatory restrictions that may be imposed at any time. A Private Real Estate Investment Fund may change its investment strategies at any time (subject to any required notification and/or consent provisions set forth in the Private Real Estate Investment Fund’s governing documents). Private Real Estate Investment Funds may invest without limitation in restricted and illiquid investments. Private Real Estate Investment Fund may invest in equity securities without limitation as to market capitalization. Private Real Estate Investment Funds may invest in equity securities issued by smaller capitalization companies, including micro-cap companies, the prices of which may be subject to erratic market movements.

The Fund will invest no more than 15% of its assets (defined as net assets plus borrowing for investment purposes) in underlying private investment companies traditionally referred to as hedge funds or private equity funds. For the avoidance of doubt, the Fund does not consider a Private Real Estate Investment Fund to be a hedge fund or a private equity fund.

Real Estate Investment Trusts

The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Real Estate Operating Companies

The Fund will invest in REOCs. REOCs are companies that invest in real estate and whose shares may trade on public exchanges. The market value of REOC shares and the ability of REOCs to distribute income may be adversely affected by the same factors as those described above for REITs. However, REOCs differ from REITs in that dividends received by REOC shareholders are taxed similar to dividends of a standard corporation, REOCs have less investment limitations and investments can be funded with internally generated funds without penalty (i.e., forfeiting tax advantages), and REOCs do not need to hire outside management for certain assets such as hotels.

Equity Securities

The Fund may invest in equity securities, including common or ordinary stocks, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), preferred stock, convertible securities, investment companies (including mutual funds, closed-end funds, and ETFs), and rights and warrants.

Preferred Stock, Warrants and Stock Purchase Rights

The Fund may invest in preferred stock, warrants and stock purchase rights (or “rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Foreign Securities

The Fund may invest in securities of foreign issuers, including securities quoted or denominated in a currency other than U.S. dollars. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Adviser, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers. Many of these risks are more pronounced for investments in emerging economies. See “Principal Risks of the Fund—Foreign Risks.”

With respect to investments in certain foreign countries, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments, any of which could adversely affect the Fund’s investments in those countries. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and dividend payments.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. Protectionist trade legislation enacted by those trading partners could have a significant adverse effect on the securities markets of those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in foreign securities often involve currencies of foreign countries. Accordingly, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Fund may be subject to currency exposure independent of its securities positions. To the extent that the Fund is invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign OTC markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the United States.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of the Fund’s assets are uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, in possible liability to the purchaser.

The Fund may invest in foreign securities which take the form of sponsored and unsponsored ADRs, GDRs, EDRs or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. OTC market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there is an increased possibility that the Fund will not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, the Fund may avoid currency risks during the settlement period for purchases and sales.

The Fund may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of, or ignored internationally accepted standards of due process against, private companies. In addition, a country may take these and other retaliatory actions against a specific private company, including the Fund or the

Investment Adviser. There may not be legal recourse against these actions, which could arise in connection with the commercial activities of The Goldman Sachs Group, Inc. and its subsidiaries (collectively, “Goldman Sachs”) or otherwise, and the Fund could be subject to substantial losses. In addition, the Fund or the Investment Adviser may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding repatriation restrictions, confiscation of assets and property, expropriation or nationalization. See “Principal Risks of the Fund—Emerging Markets” below.

Other Investment Companies

The Fund may invest in securities of other investment companies, including ETFs, subject to statutory limitations prescribed by the 1940 Act, or exemptive relief thereunder. These statutory limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively-managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional open- end funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Subject to applicable law and/or pursuant to an exemptive rule adopted by the SEC, the Fund may invest in certain other investment companies, including ETFs and money market funds, beyond the statutory limits described above or otherwise.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Debt Securities

The Fund may invest in debt securities of other issuers, including debt securities rated below investment grade (that is, rated Ba or lower by Moody’s, BB+ or lower by S&P or comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Investment Adviser to be of comparable credit quality). These securities are commonly called “high yield” or “junk” bonds. The Fund may invest in debt securities without regard for their maturity.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock or other securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which the Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock or other security underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock or other security. As the market price of the underlying common stock or other security declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock or other security.

Structured Securities

The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference, effectively leveraging the Fund’s investments so that small changes in the value of the Reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities include, but are not limited to, equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.

Private Company Investments

The Fund may invest a portion of its assets in investments in a limited number of private company investments that the Fund may need to hold for several years. The Fund may invest in equity securities or debt securities, including debt securities issued with warrants to purchase equity securities or that are convertible into equity securities, of private companies. The Fund’s private company investments may include investments in entities formed to own and operate particular energy infrastructure assets.

Pre-IPO Investments

The Fund may invest a portion of its assets in shares of companies that it believes are likely to issue securities in IPOs. Although there is a potential the pre-IPO securities that the Fund buys may increase in value if the company does issue securities in an IPO, IPOs are risky and volatile and may cause the value of the Fund’s investments to decrease significantly. Also, because securities of pre-IPO companies are generally not freely or publicly tradeable, the Fund may not have access to purchase securities in these companies in the amounts or at the prices the Fund desires. Securities issued by these privately-held companies have no trading history, and information about such companies may be available for very limited periods. The companies that the Fund anticipates holding successful IPOs may not ever issues shares in an IPO and a liquid market for their securities may never develop, which may negatively affect the price at which the Fund can sell any such securities and make it more difficult to sell such securities, which could also adversely affect the Fund’s liquidity.

Initial Public Offerings

The Fund may invest a portion of its assets in shares of IPOs, if consistent with the Fund’s investment objective and policies. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance likely will decrease as such fund’s asset size increases, which could reduce such fund’s returns. IPOs may not be consistently available to the Fund for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO shares for a very short period of time. This may increase turnover and may lead to increased expenses, such as commissions and transaction costs all of which will be borne indirectly by the common shareholder. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

When-Issued Securities and Forward Commitments

The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date.

Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must identify on its books liquid assets, or engage in other appropriate measures to “cover” its obligations.

Repurchase Agreements

Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with eligible counterparties which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The collateral may consist of any type of security in which the Fund is eligible to invest directly. Repurchase agreements involving obligations other than U.S. Government Securities may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at a mutually agreed upon date and price (including interest). Reverse repurchase agreements may be entered into when the Investment Adviser expects that the return to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

The Fund may “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations with respect to its transactions in reverse repurchase agreements. As a result of such segregation, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act and the Fund’s use of leverage through reverse repurchase agreements will not be limited by the 1940 Act. The Fund’s use of leverage through reverse repurchase agreements may be limited by the availability of cash or liquid securities to earmark or segregate in connection with such transactions.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

With respect to any reverse repurchase agreement or similar transaction, the Fund’s Managed Assets shall include any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date.

Derivatives

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates and related indexes. The Fund may invest in derivative instruments including without limitation, options, futures, options on futures, forwards, swaps, options on swaps, structured securities and other derivatives for hedging purposes and non-hedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. See “Principal Risks of the Fund—Investments in Derivatives.”

Call Option Writing

The Fund may seek to generate additional cash flow and reduce volatility by the sale of call options on certain securities in which it may invest. The Fund may write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund expects that, under normal circumstances, the Fund will sell call options in an amount that is between 0% and 30% of the value of the Fund’s portfolio. As the seller of the call options, the Fund will receive cash (the “premium”) from the purchaser. Depending upon the type of call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the security over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the security over the exercise price at any time prior to the expiration of the option. If the purchaser does not exercise the option, the Fund retains the premium and makes no payments to the purchaser. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the security and the exercise price of the option. The premium, the exercise price and the market price of the security determine the gain or loss realized by the Fund as the seller of the call option. The Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Fund. During periods in which the markets are generally unchanged or falling, a diversified portfolio with a call option writing strategy may outperform the same portfolio without the options because of the premiums received from writing call options. Similarly, in a modestly rising market (where the income from premiums exceeds the aggregate appreciation of the underlying security over its exercise price) such a portfolio may outperform the same portfolio without the options. However, in other rising markets (where the aggregate appreciation of the underlying security over its exercise price exceeds the income from premiums), a portfolio with a call writing strategy could significantly underperform the same portfolio without the options. The returns from the options strategy will generally be characterized as short-term capital gains or losses. These will be aggregated with realized capital gains and losses from the remainder of the Fund’s portfolio to determine the Fund’s net capital gain or loss. The Fund generally will not make a distribution of capital gain unless it ends the year with an overall net capital gain. This means that it is possible the Fund will make no distribution of capital gains in some years even if the options strategy, by itself, generated a gain. If these gains were more than offset by losses from other transactions, then the gain from the options strategy will remain in the Fund, and add to the Fund’s NAV, but will not be distributed in that year. See “Taxation of the Acquiring Fund” below. The goal of the call writing strategy is to generate an amount of premium that, when annualized and added to the Fund’s expected dividend yield, provides an attractive level of cash flow. Call writing, however, entails certain risks. For more information, see “Principal Risks of the Fund—Option Writing Risk.” The Investment Adviser anticipates generally using call options with expirations of six months or less. Outstanding call options will be rolled forward upon expiration, so that there will generally be some options outstanding.

Short Sales

The Fund may engage in short sales. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.

The Fund will incur a loss, which may be unlimited, as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law.

There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

Short Sales Against the Box

The Fund may engage in short sales against the box. As noted above, a short sale is made by selling a security the seller does not own. A short sale is “against the box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. The Fund may enter into a short sale against the box, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If the Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-or asset-backed securities may expose the Fund to the risk of earning a lower rate of return upon reinvestment of principal.

The Fund may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties. These mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Such insurance and guarantees may be issued by private insurers, banks and mortgage poolers. There is no guarantee that private guarantors or insurers, if any, will meet their obligations. Mortgage-backed securities without insurance or guarantees may also be purchased by the Fund if they have the required rating from an NRSRO. Some mortgage-backed securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity. Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. Throughout 2008, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously.

These events may have an adverse effect on the Fund to the extent they invest in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.

Commercial Mortgage-Backed Securities

CMBS are a type of mortgage pass-through securities that are primarily backed by a pool of commercial mortgage loans. The commercial mortgage loans are, in turn, generally secured by commercial mortgaged properties (such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property). CMBS generally entitle the holders thereof to receive payments that depend primarily on the cash flow from a specified pool of commercial or multifamily mortgage loans. CMBS will be affected by payments, defaults, delinquencies and losses on the underlying mortgage loans. The underlying mortgage loans generally are secured by income producing properties such as office properties, retail properties, multifamily properties, manufactured housing, hospitality properties, industrial properties and self-storage properties. Because issuers of CMBS have no significant assets other than the underlying commercial real estate loans and because of the significant credit risks inherent in the underlying collateral, credit risk is a correspondingly important consideration with respect to the related CMBS. Certain of the mortgage loans underlying CMBS constituting part of the collateral interests may be delinquent, in default or in foreclosure.

Commercial real estate lending may expose a lender (and the related Mortgage-Backed Security) to a greater risk of loss than certain other forms of lending because it typically involves making larger loans to single borrowers or groups of related borrowers. In addition, in the case of certain commercial mortgage loans, repayment of loans secured by commercial and multifamily properties depends upon the ability of the related real estate project to generate income sufficient to pay debt service, operating expenses and leasing commissions and to make necessary repairs, tenant improvements and capital improvements, and in the case of loans that do not fully amortize over their terms, to retain sufficient value to permit the borrower to pay off the loan at maturity through a sale or refinancing of the mortgaged property. The net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; terrorist threats and attacks; and social unrest and civil disturbances. In addition, certain of the mortgaged properties securing the pools of commercial mortgage loans underlying CMBS may have a higher degree of geographic concentration in a few states or regions. Any deterioration in the real estate market or economy, or adverse events in such states or regions, may increase the rate of delinquency and default experience (and as a consequence, losses) with respect to mortgage loans related to properties in such state or region. Pools of mortgaged properties securing the commercial mortgage loans underlying CMBS may also have a higher degree of concentration in certain types of commercial properties. Accordingly, such pools of mortgage loans represent higher exposure to risks particular to those types of commercial properties. Certain pools of commercial mortgage loans underlying CMBS consist of a fewer number of mortgage loans with outstanding balances that are larger than average. If a mortgage pool includes mortgage loans with larger than average balances, any realized losses on such mortgage loans could be more severe, relative to the size of the pool, than would be the case if the aggregate balance of the pool were distributed among a larger number of mortgage loans. Certain borrowers or affiliates thereof relating to certain of the commercial mortgage loans underlying CMBS may have had a history of bankruptcy. Certain mortgaged properties securing the commercial mortgage loans underlying CMBS may have been exposed to environmental conditions or circumstances. The ratings in respect of certain of the CMBS comprising the Mortgage-Backed Securities may have been withdrawn, reduced or placed on credit watch since issuance. In addition, losses and/or appraisal reductions may be allocated to certain of such CMBS and certain of the collateral or the assets underlying such collateral may be delinquent and/or may default from time to time.

CMBS held by the Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. Realized losses in respect of the mortgage loans included in the CMBS pool and trust expenses generally will be allocated to the most subordinated class of securities of the related series. Accordingly, to the extent any CMBS is or becomes the most subordinated class of securities of the related series, any delinquency or default on any underlying mortgage loan may result in shortfalls, realized loss allocations or extensions of its weighted average life and will have a more immediate and disproportionate effect on the related CMBS than on a related more senior class of CMBS of the same series. Further, even if a class is not the most subordinate class of securities, there can be no assurance that the subordination offered to such class will be sufficient on any date to offset all losses or expenses incurred by the underlying trust. CMBS are typically not guaranteed or insured, and distributions on such CMBS generally will depend solely upon the amount and timing of payments and other collections on the related underlying commercial mortgage loans.

ETNs

ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer is obligated to pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

Unseasoned Companies

The Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than investments in companies with an established operating record.

U.S. Government Securities

The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid.

U.S. Treasury obligations have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest when due, or provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises that issue U.S. Government Securities if it is not obligated to do so by law.

Custodial Receipts and Trust Certificates

The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Non-Investment Grade Securities

Non-investment grade securities and unrated securities of comparable credit quality (commonly referred to as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Non-investment grade securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments.

The market value of non-investment grade securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, the Fund’s ability to achieve its investment objective may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder’s risk of loss from default is significantly greater for non-investment grade securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause the Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Restricted Securities

The Fund may purchase securities and other financial instruments that are not registered or that are offered in an exempt non-public offering (“Restricted Securities”) under the Securities Act, including securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the Securities Act.

The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, because the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

Lending of Portfolio Securities

The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, GS&Co. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Fund’s custodian and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 and 1/3% of the Fund’s total assets minus liabilities and indebtedness not represented by “senior securities” within the meaning of the 1940 Act, as determined immediately after borrowing. Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in the Prospectus regarding investments in fixed income securities and cash equivalents.

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or its agent or becomes insolvent.

Asset Segregation

As an investment company registered with the SEC, the Fund must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle, for example, the Fund must identify on its books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not a permissible offsetting position or a contractual “netting” agreement with respect to swaps (other than credit default swaps where the Fund is the protection seller). However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, the Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Forwards and futures contracts that do not cash settle may be treated as cash settled for asset segregation purposes when the Fund has entered into a contractual arrangement with a third-party futures commission merchant or other counterparty to off-set the Fund’s exposure under the contact and, failing that, to assign its delivery obligation under the contract to the counterparty. The Fund reserves the right to modify its asset segregation policies in the future in its discretion, consistent with the 1940 Act and SEC or SEC staff guidance. By identifying assets equal to only its net obligations under certain instruments, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to identify assets equal to the full notional amount of the instrument.

Comparison of Principal Risks of Investing in the Funds

Because the Acquired Fund and the Acquiring Fund have substantially investment objectives and similar principal investment strategies, the Acquired Fund’s and the Acquiring Fund’s principal risks are also similar, except that (i) the Acquired Fund’s risks differ from those of the Acquiring Fund’s risks to the extent necessary to conform the risk disclosure with that of other funds in the Goldman Sachs family of funds; and (ii) the Acquiring Fund is subject to certain additional risks. GSAM and Resource do not believe that the differences in the descriptions of risks will result in any material differences in the manner in which the Funds are managed, except that the Acquiring Fund may engage in short sales and securities lending and write call options as a part of its principal investment strategy. For your convenience, the principal risks of both the Acquired Fund and the Acquiring Fund are reproduced below.

Risk	Resource Real Estate Diversified Income Fund (Acquired Fund)	Goldman Sachs Real Estate Diversified Income Fund (Acquiring Fund)
Partial or Total Loss of the Fund’s Capital.	Principal Risk—See “Market Risk”	Principal Risk

Investment Risk.	Principal Risk—See “Market Risk”	Principal Risk

Limitations on the Redemption.	Principal Risk—See “Liquidity Risk”	Principal Risk

Repurchase Offers Risk.	Principal Risk—See “Repurchase Policy Risk” and “Liquidity Risk”	Principal Risk

Repurchase Policy Risk.	Principal Risk	Principal Risk—See “Repurchase Offers Risk”

Liquidity Risk	Principal Risk	Principal Risk—See “Limitations on the Redemption,” “Repurchase Offers Risk” and “Restricted and Illiquid Investments Risk”

Industry Concentration Risk.	Principal Risk—See “Concentration in Real Estate Securities Risk”	Principal Risk

Private Real Estate Investment Funds Risk.	Principal Risk	Principal Risk

Private REIT Risk.	Principal Risk	Principal Risk

REIT Risk.	Principal Risk	Principal Risk

Underlying Funds Invest Independently.	Principal Risk—See “Private Real Estate Investment Funds Risk” and “Public Investment Funds Risk”	Principal Risk

Management Risk.	Principal Risk	Principal Risk

Investments in Derivatives.	Principal Risk—See “Derivatives Risk”	Principal Risk

Option Writing Risk.	—	Principal Risk

Risk	Resource Real Estate Diversified Income Fund (Acquired Fund)	Goldman Sachs Real Estate Diversified Income Fund (Acquiring Fund)
Short Position Risk.	—	Principal Risk

Potential Loss from Currency Fluctuations.	Principal Risk—See “Foreign investment Risk” and “Emerging Markets Risk”	Principal Risk

Borrowing.	Principal Risk—See “Leverage Risk”	Principal Risk

The Fund May Make Commitments Representing a Substantial Portion of its Total Assets.	—	Principal Risk

Risks Relating to the Potential Use of Pass-Through Entities.	—	Principal Risk

Dependence upon the Ability of the Investment Adviser.	Principal Risk—See “Management Risk”	Principal Risk

Risk of Certain Events Related to Goldman Sachs.	—	Principal Risk

Investment Performance of the Fund and Other Investment Vehicles May Vary Significantly.	Principal Risk—See “Conflicts of Interest”	Principal Risk

Market Volatility.	Principal Risk—See “Market Risk”	Principal Risk

Effects of Economic Conditions on the Fund and Its Investments.	Principal Risk—See “Market Risk”	Principal Risk

Foreign Risk.	Principal Risk—See “Foreign Investments Risk”	Principal Risk

“Brexit” Risk.	Principal Risk—See “Foreign Investments Risk”	Principal Risk

Emerging Markets.	Principal Risk—See “Emerging Markets Risk”	Principal Risk

Lack of Financial Reporting Related to Non-U.S. Investments; Adverse Non-U.S. Taxes or Other Conditions.	Principal Risk—See “Foreign investment Risk” and “Emerging Markets Risk”	Principal Risk

Geographic Risk.	—	Principal Risk

Market Disruption Risk and Terrorism Risk.	—	Principal Risk

Investment and Repatriation Restrictions.	—	Principal Risk

Hedging Instruments May Adversely Affect Overall Performance.	Principal Risk—See “Derivatives Risk”	Principal Risk

Nature of Distressed Investments.	Principal Risk—See “Debt Securities Risk”	Principal Risk

Risk	Resource Real Estate Diversified Income Fund (Acquired Fund)	Goldman Sachs Real Estate Diversified Income Fund (Acquiring Fund)
Bankruptcy.	Principal Risk—See “Debt Securities Risk”	Principal Risk

Current Regulatory Risks.	—	Principal Risk

Regulation and Treatment of the Fund as a Bank Holding Company Affiliate.	—	Principal Risk

Speculative Position Limits.	—	Principal Risk

Error and Error Correction Policies.	—	Principal Risk

Potential Conflicts of Interest Risk.	Principal Risk—See “Conflicts of Interest”	Principal Risk

Legal, Tax and Other Regulatory Risks.	—	Principal Risk

Market Risk.	Principal Risk	Principal Risk

Counterparty Risk.	Principal Risk—See “Derivatives Risk”	Principal Risk

Special Situation Investments Risk.	—	Principal Risk

Private Company Investments Risk.	—	Principal Risk

Valuation Risk.	Principal Risk—See “Private Real Estate Investment Funds Risk” and “Private REIT Risk”	Principal Risk

Unsecured Debt, including Mezzanine Debt.	Principal Risk—See “Debt Securities Risk”	Principal Risk

Non-Investment Grade Fixed Income Securities Risk.	Principal Risk—See “High Yield Securities Risk”	Principal Risk

High Yield Securities Risk.	Principal Risk	Principal Risk—See “Non-Investment Grade Fixed Income Securities Risk”

Structured Securities.	—	Principal Risk

CMBS Risk.	Principal Risk	Principal Risk

Other Investment Companies Risk.	Principal Risk—See “Public Investment Funds Risk”	Principal Risk

Public Investment Funds Risk.	Principal Risk	Principal Risk—See “Other Investment Companies Risk”

Restricted and Illiquid Investments Risk.	Principal Risk—See “Liquidity Risk”	Principal Risk

Risk	Resource Real Estate Diversified Income Fund (Acquired Fund)	Goldman Sachs Real Estate Diversified Income Fund (Acquiring Fund)
Stock Risk.	Principal Risk—See “Large Capitalization Company Risk” and “Medium- and Small-Capitalization Company Risk”	Principal Risk

Preferred Stock, Warrants and Stock Purchase Rights.	Principal Risk—See “Preferred Securities Risk”	Principal Risk

Preferred Securities Risk	Principal Risk	Principal Risk—See “Preferred Stock, Warrants and Stock Purchase Rights”

Convertible Securities Risk.	Principal Risk	Principal Risk

Call/Prepayment Risk.	Principal Risk—See “Debt Securities Risk”	Principal Risk

Credit/Default Risk.	Principal Risk—See “Debt Securities Risk”	Principal Risk

Extension Risk.	Principal Risk—See “Debt Securities Risk”	Principal Risk

Interest Rate Risk.	Principal Risk—See “Debt Securities Risk”	Principal Risk

Debt Securities Risk.	Principal Risk	Principal Risk—See “Call/Prepayment Risk,” “Credit/Default Risk,” “Extension Risk,” “Interest Rate Risk” and “Unsecured Debt, including Mezzanine Debt”

Issuer Risk.	Principal Risk	Principal Risk—See “Stock Risk,” “Credit/Default Risk” and “Private Company Investments Risk.”

Mid-Cap and Small-Cap Risk.	Principal Risk—See “Medium- and Small-Capitalization Company Risk”	Principal Risk

Medium- and Small-Capitalization Company Risk	Principal Risk	Principal Risk—See “Mid-Cap and Small-Cap Risk”

Large Capitalization Company Risk.	Principal Risk	Principal Risk—See “Stock Risk”

IPO Risk.	—	Principal Risk

Pre-IPO Investments Risk.	—	Principal Risk

Global Financial Markets Risk.	Principal Risk—See “Market Risk”	Principal Risk

Futures Contracts and Options and Swaps on Futures Contracts.	Principal Risk—See “Derivatives Risk”	Principal Risk

When-Issued Securities and Forward Commitments.	Principal Risk—See “Derivatives Risk”	Principal Risk

Risk	Resource Real Estate Diversified Income Fund (Acquired Fund)	Goldman Sachs Real Estate Diversified Income Fund (Acquiring Fund)
Repurchase Agreements.	Principal Risk—See “Derivatives Risk”	Principal Risk

Reverse Repurchase Agreements.	—	Principal Risk

Distribution Policy Risk.	Principal Risk	—

Combined Fund

The following summarizes the principal risks that apply to the Acquiring Fund and may result in a loss of a shareholder’s entire investment. The Acquiring Fund should not be relied upon as a complete investment program. There can be no assurance that the Acquiring Fund will achieve its investment objective. In addition, as the Acquiring Fund’s investment program develops and changes over time, an investment in the Fund may be subject to additional and different risks or uncertainties.

The Acquiring Fund’s investment program is speculative and entails substantial risks. The following list of risk factors does not purport to be a complete enumeration or explanation of the risks involved in an investment in the Acquiring Fund and additional risks or uncertainties may adversely affect the Acquiring Fund or the value of an investment in the Acquiring Fund.

The risks of an investment in the Acquiring Fund arise from, among other things, the risks associated with the Acquiring Fund’s investments and the risks attendant to the Acquiring Fund’s ability to achieve its investment objective. An investment in the Acquiring Fund involves material risks, and each prospective investor should carefully consider these risks in determining whether an investment in the Acquiring Fund is suitable for such prospective investor.

The following discussion describes the principal risks that may affect the Acquiring Fund and, therefore, the combined Fund. For purposes of the remainder of this section, the term “Investment Adviser” refers to “GSAM” and the term “Fund” refers to the Acquiring Fund, as would be constituted after the completion of the Reorganization.

Principal Risks of the Fund

Partial or Total Loss of the Fund’s Capital. The Fund is intended for long-term investors who can accept the risks associated with investing in illiquid investments. There is no assurance that the Fund will achieve its investment or performance objectives, including the selection of suitable investment opportunities and the achievement of targeted rates of return. The possibility of partial or total loss of capital of the Fund exists, and prospective investors should not subscribe unless they can readily bear the consequences of a complete loss of their investment.

Investment Risk. The value of the instruments in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more sub-industries or countries, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sub-industries or countries. The Fund intends to use leverage, which will magnify the Fund’s investment, market and certain other risks.

Limitations on the Redemption. An investment in the Fund is not suitable for investors who need certainty about their ability to access all of the money they invest in the short term. Even though the Fund will make quarterly repurchase offers for its outstanding Shares (expected to be 5% per quarter), investors should consider Shares of the Fund to be an illiquid investment. In addition, there will be no active secondary market for Shares. There is no guarantee that investors will be able to sell their Shares at any given time or in the quantity that they desire.

Repurchase Offers Risk. As described under “Periodic Repurchase Offers,” the Fund operates as an “interval fund,” and, in order to provide some liquidity to shareholders, will make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund currently expects that such quarterly repurchase offers will be for 5% of the Fund’s outstanding Shares at NAV. The repurchase of Shares by the Fund would decrease the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a shareholder submits a repurchase request and the deadline for such repurchase request (“Repurchase Request Deadline”), and to the extent there is any delay between the Repurchase Request Deadline and the date in which Shares are priced for the repurchase request (“Repurchase Pricing Deadline”). The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a shareholder submits a repurchase request. In addition, the repurchase of Shares by the Fund will generally be a taxable event to Shareholders and may be a taxable event to those Shareholders that do not participate in the repurchase. See “Taxation of the Acquiring Fund” for a general summary of U.S. federal income tax considerations for U.S. Shareholders.

Industry Concentration Risk. The Fund concentrates its investments in the real estate industry, which has historically experienced substantial price volatility. Concentrating Fund investments in a limited number of issuers conducting business in the same industry will subject the Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if their investments were diversified across different industries. The value of companies engaged in the real estate industry is affected by (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. There are also special risks associated with particular sub-industries, or real estate operations generally, as described below:

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Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

•	Office Properties. Office properties are affected by a downturn in the businesses operated by their tenants.

•	Multifamily Properties. Multifamily properties are affected by adverse economic conditions in the locale, oversupply and rent control laws.

•	Hospitality Properties. Hospitality or hotel properties are affected by declines in business and leisure travel.

•	Industrial Properties. Industrial properties are affected by downturns in the manufacture, processing and shipping of goods.

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Healthcare Properties. Healthcare properties affected by potential federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations and continued availability of revenue from government reimbursement programs.

•	Land. Land may be affected by development risks including insufficient tenant demand to build or construction delays as well as adverse changes in local and national economic and market conditions.

•	Self-Storage Properties. Self-storage properties are affected by changes to competing local properties and the ability of the management team.

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Student Housing Properties. Student housing properties are affected by fluctuations in underlying demand, which is tied to student enrollments. Also, tuition costs and the ability for students to borrow in order to fund their studies will impact available income for student housing costs.

•	Data Center Properties. Data center properties are subject to the risk of obsolescence given changing technology and the high investment cost of such assets.

•	Development Issues. Real estate development companies are affected by construction delays and insufficient tenant demand to occupy newly developed properties.

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Lack of Insurance. Certain of the real estate companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles.

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Dependence on Tenants. Real estate properties and the ability of companies to make distributions to shareholders depend upon the ability of the tenants at their properties to generate enough income in excess of their operating expenses to make their lease payments.

•	Financial Leverage. Real estate companies may be highly leveraged and financial covenants may affect the ability of real estate companies to operate effectively.

•	Environmental Issues. Owners of properties that may contain hazardous or toxic substances may be responsible for removal or remediation costs.

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Property Tax Risk. Real estate is subject to property tax at rates based on the assessed value of the subject property. Many markets have experienced strong appreciation over the past few years, which has resulted in an increase in assessed values and, therefore, property taxes payable.

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Real Estate Credit Risk. As discussed above, the availability of attractive financing and refinancing typically plays a critical role in the success of real estate investments. As a result, such investments are subject to credit risk because borrowers may be delinquent in payment or default. Borrower delinquency and default rates may be significantly higher than estimated. The Investment Adviser’s assessment, or a rating agency’s assessment, of borrower credit quality may prove to be overly optimistic.

Private Real Estate Investment Funds Risk. The Fund’s performance depends in part upon the performance of the Private Real Estate Investment Fund managers and selected strategies, the adherence by such Private Real Estate Investment Fund managers to such selected strategies, the instruments used by such Private Real Estate Investment Fund managers and the Investment Adviser’s ability to select Private Real Estate Investment Fund managers and strategies and effectively allocate Fund assets among them. Fund shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, incentive allocations or fees and expenses at the Private Real Estate Investment Fund level.

Private Real Estate Investment Funds are subject to risks associated with legal and regulatory changes applicable to financial institutions generally or to Private Real Estate Investment Funds in particular. The Fund may not be able to invest in certain Private Real Estate Investment Funds that are oversubscribed or closed, or the Fund may be able to allocate only a limited amount of assets to a Private Real Estate Investment Fund that has been identified as an attractive opportunity. The Fund’s investments in certain Private Real Estate Investment Funds may be subject to lock-up periods, during which the Fund may not withdraw its investment. The Fund may invest indirectly a substantial portion of its assets in Private Real Estate Investment Funds that follow a particular type of investment strategy, which may expose the Fund to the risks of that strategy. Many of the Fund’s assets will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. The Fund, upon its redemption of all or a portion of its interest in a Private Real Estate Investment Fund, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of.

Private Real Estate Investment Fund returns may exhibit greater correlations among each other or with fixed-income or equity indices than anticipated by the Investment Adviser, particularly during times of general market turmoil. Private Real Estate Investment Funds may invest in securities of non-U.S. issuers, including those in emerging markets, and the Fund’s assets may be invested in Private Real Estate Investment Funds that may be denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities. Private Real Estate Investment Funds focus primarily on the real estate industry, which subjects the Private Real Estate Investment Funds, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. A Private Real Estate Investment Fund may focus on a particular country or geographic region, which may subject Private Real Estate Investment Funds, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions. A Private Real Estate Investment Fund may use derivatives for speculative or hedging purposes and non-hedging purposes (that is, to seek to increase total return). Private Real Estate Investment Funds may incur leverage for investment or other purposes, which may increase the volatility of the Private Real Estate Investment Funds. A Private Real Estate Investment Fund may sell short securities held by a Private Real Estate Investment Fund, which presents the risk of unlimited loss because of increases in the market price of the security sold short, and the risk that a Private Real Estate Investment Fund’s short selling activities may be adversely affected by regulatory restrictions that may be imposed at any time. A Private Real Estate Investment Fund may change its investment strategies at any time (subject to any required notification and/or consent provisions set forth in the Private Real Estate Investment Fund’s governing documents). Private Real Estate Investment Funds may invest without limitation in restricted and illiquid investments. Private Real Estate Investment Fund may invest in equity securities without limitation as to market capitalization. Private Real Estate Investment Funds may invest in equity securities issued by smaller capitalization companies, including micro-cap companies, the prices of which may be subject to erratic market movements.

Private Real Estate Investment Funds are not publicly traded and therefore are not liquid investments. Please see “Principal Risks of the Fund—Restricted and Illiquid Investments Risk” for a description of risks associated with illiquid investments. As a result, the Fund may consider information provided by the asset manager to determine the value of the Fund’s investment in the Private Real Estate Investment Fund. The valuation provided by an asset manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party. The Investment Adviser will use reasonable due diligence to value securities and may also consider information provided by the Private Real Estate Investment Funds, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Investment Adviser’s ability to value accurately the Fund’s shares. Private Real Estate Investment Funds that invest primarily in publicly traded securities are more easily valued.

In addition to valuation risk, investors in Private Real Estate Investment Funds (including the Fund) are not entitled to the protections of the 1940 Act. For example, Private Real Estate Investment Funds need not have independent boards, may not require shareholder approval of advisory contracts, may leverage to an unlimited extent, and may engage in joint transactions with affiliates. As a result, Private Real Estate Investment Funds may make significant use of leverage, which has the potential to magnify losses versus funds that do not employ leverage. See “Principal Risks of the Fund – Borrowing” and “Leverage” for a description of risks associated with the use of leverage. Additionally, Private Real Estate Investment Fund managers may have limited operating histories upon which to evaluate their performance, and some Private Real Estate Investment Fund managers may not be registered under the Investment Advisers Act, under state law, or other applicable law. Further, Private Real Estate Investment Fund may charge investors (such as the Fund) asset-based fees and incentive allocations or fees of as much as 20% of a Private Real Estate Investment Fund’s net profits (or more in certain limited circumstances), which may create incentives for Private Real Estate Investment Fund to make investments that are riskier or more speculative than in the absence of these fees. These characteristics present additional risks, including the possibility of total risk of loss, for shareholders.

The Fund may invest in Private Real Estate Investment Funds that are organized as unregistered REITs, commonly known as private REITs. Please see “Principal Risks of the Fund—Private REIT Risk” for a description of risks associated with private REITs.

Private REIT Risk. In addition to the risks described in “Private Real Estate Investment Fund Risk” and “REIT Risk,” Private REITs are typically smaller and financially less stable than Public REITs. Private REITs are unlisted, making them hard to value and trade. Moreover, private REITs generally are exempt from Securities Act registration and, as such, are not subject to the same disclosure requirements as Public REITs, which makes private REITs more difficult to evaluate from an investment perspective.

REIT Risk. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. REITs may also fail to qualify for tax free pass-through of income or may fail to maintain their exemptions from investment company registration. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Management Risk. A strategy used by the Investment Adviser may fail to produce the intended results.

Underlying Funds Invest Independently. The Underlying Funds in which the Fund plans to invest generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that these Underlying Funds do, in fact, hold such positions, the Underlying Funds in which the Fund invests, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. In addition, the portfolio managers of certain Underlying Funds may be compensated based on the performance of their investments. Accordingly, there may often be times when certain portfolio managers may receive incentive compensation in respect of their investments for a period even though the Underlying Funds overall depreciated during such period.

Investments in Derivatives. The Fund’s use of forwards, swaps, structured securities and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations, liquidity risk and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Derivatives may be used for hedging purposes and non-hedging purposes.

The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of derivatives will achieve their intended result. If the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, the use of derivatives could result in losses, which in some cases may be significant.

A lack of correlation between changes in the value of derivatives and the value of the portfolio investments (if any) being hedged could also result in losses. In addition, there is a risk that the performance of the derivatives or other instruments used by the Investment Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class.

The Fund may use derivatives, including swaps, to implement short positions. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the value of the instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any premiums and interest paid to a counterparty. Therefore, taking short positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment.

As an investment company registered with the SEC, the Fund must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In addition, the use of certain derivatives may cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

Option Writing Risk. Writing (selling) call options limits the opportunity to profit from an increase in the market value of securities in exchange for up-front cash at the time of selling the call option. When the Fund writes (sells) call options on securities, it receives cash but limits its opportunity to profit from an increase in the market value of the applicable security beyond the exercise price (plus the premium received) of the option. In a rising market, the Fund could significantly underperform the market. Such underperformance may be more pronounced to the extent that the call option’s underlying security sharply increases prior to the expiration of the option. The Fund’s option strategies may not fully protect it against declines in the value of the market. Cash received from premiums will enhance return in declining markets, but the Fund will continue to bear the risk of a decline in the value of the securities held in its portfolio. The benefit from writing a call option is limited to the amount of premium received. In a period of a sharply falling equity market, the Fund will likely also experience sharp declines in its NAV.

Short Position Risk. The Fund may use derivatives, including options, futures and swaps, to implement short positions, and may engage in short selling. Taking short positions and short selling involve leverage of the Fund’s assets and present various risks. If the value of the instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any premium and interest paid to a third party. Therefore, taking short derivative positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the counterparty to the short transaction may fail to honor its contract terms, causing a loss to the Fund.

In order to sell a financial instrument short, the Fund must first borrow the instrument from a lender, such as a broker or other institution. The Fund may not always be able to borrow the instrument at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available instruments or for other reasons.

After selling a borrowed financial instrument, the Fund is then obligated to “cover” the short sale by purchasing and returning the instrument to the lender on a later date. The Fund cannot guarantee that the financial instrument necessary to cover a short position will be available for purchase at the time the Fund wishes to close a short position or, if available, that the instrument will be available at an acceptable price. If the borrowed instrument has appreciated in value, the Fund will be required to pay more for the replacement instrument than the amount it received for selling the instrument short. Moreover, purchasing a financial instrument to cover a short position can itself cause the price of the instrument to rise further, thereby exacerbating the loss. The potential loss on a short sale may, with respect to certain instruments (e.g., equities, swap options), be unlimited because the loss increases as the price of the instrument sold short increases and the price may rise indefinitely. If the price of a borrowed financial instrument declines before the short position is covered, the Fund may realize a gain. The Fund’s gain on a short sale, before transaction and other costs, is generally limited to the difference between the price at which it sold the borrowed instrument and the price it paid to purchase the instrument to return to the lender.

While the Fund has an open short position, it is subject to the risk that the financial instrument’s lender will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If this happens, the Fund may be required to buy the replacement instrument immediately at the instrument’s then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the instrument to close out the short position.

Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while a loan is outstanding. In addition, to borrow a financial instrument, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed instrument, the Fund may be required to maintain short sale proceeds with the lending broker as collateral. Moreover, the Fund may be required to make margin payments to the lender during the term of the borrowing if the value of the security it borrowed (and sold short) increases. Thus, short sales involve credit exposure to the broker that executes the short sales. In the event of the bankruptcy or other similar insolvency with respect to a broker with whom the Fund has an open short position, the Fund may be unable to recover, or delayed in recovering, any margin or other collateral held with or for the lending broker. In addition, the Fund is required to identify on its books, liquid assets (less any additional collateral held by the broker, not including short sale proceeds) to cover short sale obligations, marked-to-market daily. The requirement to identify liquid assets limits the Fund’s leveraging of investments and the related risk of losses from leveraging. However, such identification may also limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Potential Loss from Currency Fluctuations. The Fund may invest a portion of its capital outside the United States in non-U.S. dollar denominated securities. These investments involve special risks compared with investing exclusively in the United States. Because these investments may involve non-U.S. dollar currencies and because the Fund may hold funds in these currencies in bank deposits during the completion of the investment program, the Fund may be adversely affected by changes in currency rates (including as a result of the devaluation of a foreign currency) and in exchange control regulations and may incur costs in connection with conversions between various currencies. In addition, the equivalent U.S. dollar obligations of the Fund’s investments located outside of the United States may increase as a result of adverse changes in currency rates.

Borrowing. The Fund may borrow funds or otherwise utilize leverage for a variety of purposes, subject to the limitations of the 1940 Act as part of the Fund’s investment program, to meet other short-term liquidity needs, including payment of fees and expenses, and to facilitate the Fund’s hedging activities. The terms of the indebtedness incurred by the Fund may require the Fund to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, the Fund may not be able to negotiate commercially reasonable terms for its indebtedness and may not be able to extend or renew the existing terms when the indebtedness comes due. If the Fund is unable to access additional credit or otherwise has insufficient resources to pay its obligations, it may be forced to sell investments at inopportune times, which may further depress returns. The Fund will be limited in its ability to borrow (or guarantee other obligations) to amounts such that the Fund’s asset coverage ratio (as defined in the 1940 Act) would be less than 300%, calculated at the time of such incurrence (i.e., the value of each of the Fund’s total assets less liabilities other than the principal amount represented by indebtedness must be at least 300% of the principal amount represented by indebtedness at the time of incurrence). The Fund may also utilize indebtedness in excess of such limit for temporary purposes such as the settlement of transactions.

The use of leverage can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the Fund’s NAV to a greater extent than if the Fund did not utilize leverage. The Fund’s leverage strategy may not be successful.

The Fund May Make Commitments Representing a Substantial Portion of its Total Assets. To the extent permitted by applicable law, the Fund may make commitments to Private Real Estate Investment Funds in which it invests that represent a substantial portion of the total assets of the Fund, including through the use of leverage. As a result, in certain circumstances, the Fund may need to retain investment income, borrow funds or liquidate some or all of its investments prematurely at potentially significant discounts to market value if the Fund does not have sufficient liquid assets to meet these commitments; however, the Fund will not borrow in excess of applicable limitations under the 1940 Act.

Risks Relating to the Potential Use of Pass-Through Entities. To the extent permitted by applicable law (including the 1940 Act), the Fund may make investments through one or more partnerships or other pass-through entities in which the sole beneficial interest holders are the Fund. These investment vehicles may incur leverage. To the extent permitted by applicable law including the 1940 Act, the Fund may guarantee the obligations of these investment vehicles and/or assign and pledge assets of the Fund to these investment vehicles in order to secure borrowings or other leverage. Failure by any member of such a pass-through entity to meet its obligations could have adverse effects on the Fund and the other members of any pass-through entity, including the acceleration of payment obligations under any leverage facility used by the vehicle.

Dependence upon the Ability of the Investment Adviser. The Board has delegated to the Investment Adviser the authority to make investment, disposition, and related investment management decisions, including the authority to approve all investments and/or all dispositions made by the Fund and to make or provide reserves. In addition, the Board has delegated to the Investment Adviser the authority to manage many of the affairs of the Fund, including, among others, the right to enforce default remedies, responsibility for maintaining the Fund’s books and records and producing the Fund’s reports, the right to calculate and cause the Fund to make distributions. Shareholders will have no right or power to participate in the management or control of the business of the Fund, and thus must depend solely upon the ability of the Investment Adviser with respect to the Fund’s investments. In addition, shareholders will have no opportunity to evaluate the specific investments made by the Fund or the terms of any investment. Accordingly, the success and failure of the Fund will depend to a significant extent on the viability and performance of the Investment Adviser. In managing and directing the investment programs of the Fund, the Investment Adviser will rely heavily on certain key personnel of Goldman Sachs. Certain key personnel, including members of the Investment Adviser’s investment team, may leave Goldman Sachs or rotate to another group within Goldman Sachs. The departure of any of such key personnel or their inability to fulfill certain duties may adversely affect the ability of the Investment Adviser to effectively implement the investment program of the Fund and may have an adverse impact on the Fund. Changes to the composition of the investment team may occur over time and without notice to the shareholders.

Risk of Certain Events Related to Goldman Sachs. Although the Fund is a separate legal entity from Goldman Sachs, in the event that Goldman Sachs were to become insolvent and/or subject to liquidation, or if there were a change of control of Goldman Sachs, the Fund could nonetheless be adversely affected. In that regard, a bankruptcy or change of control of Goldman Sachs or the Investment Adviser could cause the Investment Adviser to have difficulty retaining personnel or otherwise adversely affect the Fund and its ability to achieve its investment objective.

Investment Performance of the Fund and Other Investment Vehicles May Vary Significantly. Goldman Sachs (i) has established, and expects to continue to establish, additional companies, partnerships or other entities, pooled investment vehicles for multiple investors, funds, separate accounts, and other entities, and (ii) includes various business units or divisions, which, in either case, may have, in whole or in part, investment objectives and strategies that may be similar to or overlap with those of the Fund (such entities, business units or divisions are referred to collectively as, “Other Investment Vehicles”). The Fund may at times compete with the Other Investment Vehicles for certain investments and the returns of each of the Other Investment Vehicles will likely differ materially from the returns of the Fund.

The results of the investment activities of the Fund may differ significantly from the results achieved by Goldman Sachs for its own benefit and from the results achieved by Other Investment Vehicles based on the investment strategies employed by such investors.

Subject to applicable law, including the 1940 Act, Other Investment Vehicles and other areas within Goldman Sachs may invest alongside the Fund. In allocating any investment opportunities, the Investment Adviser will take into account numerous factors, in its discretion. Any such investments made alongside the Fund may or may not be in proportion to the relevant commitments of the investing parties and may involve different terms and fee structures than those of the Fund. As a result, investment returns may vary materially among the Fund and Other Investment Vehicles and other areas of Goldman Sachs that invest alongside the Fund.

The 1940 Act imposes significant limits on co-investment with affiliates of the Fund, and the Fund generally will not be permitted to co-invest alongside its affiliates in privately negotiated transactions unless pursuant to an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as transactions where price is the only negotiated term, and will not participate in transactions where other terms are negotiable. This could reduce the amount of transactions in which the Fund can participate and makes it more difficult for the Fund to implement its investment objective.

Market Volatility. The value of any public securities in which the Fund may directly or indirectly invest varies in response to many factors. Factors specific to a company could result in a decrease in the value of the company’s securities. Factors specific to the industry in which the company participates can have a similar effect. The value of a company’s securities can also be adversely affected by changes in financial markets generally that are unrelated to the company itself or its industry. Current economic conditions in some cases have produced downward pressure on security prices and credit availability for certain companies without regard to those companies’ underlying financial strength. In addition, certain options and other equity-related instruments may be subject to additional risks, including liquidity risk, counterparty credit risk, legal risk and operations risk, may involve significant economic leverage and, in some cases, may be subject to significant risks of loss. These factors and others can cause significant fluctuations in the prices of the securities in which the Fund may directly or indirectly invest and can result in adverse effects on the Fund’s returns.

Effects of Economic Conditions on the Fund and Its Investments. The Fund and its investments may be adversely affected by the deterioration of and uncertainty in the financial markets and economic conditions throughout the world, some of which may magnify the risks described in this prospectus and have other adverse effects. These market conditions have resulted in volatility and illiquidity in the global equity, credit and debt markets generally. While these conditions may create increased investment opportunities for the Fund, certain securities may become less liquid, more difficult to value and thus harder to liquidate.

The duration and ultimate effect of market conditions cannot be forecast, nor is it known whether or the degree to which such conditions may improve or worsen. Although the deterioration of market conditions and uncertainty regarding economic markets generally could result in the Fund acquiring investments on more favorable terms, such conditions may also result in declines in the market values of the Fund’s existing investments. Furthermore, the credit markets tend to be volatile and the availability of indebtedness may be difficult to ascertain. As a result, the Fund may be unable to borrow sufficiently. This may have an adverse effect on the Fund’s ability to acquire and dispose of investments as well as on the returns associated with its investments.

Foreign Risk. When the Fund invests in foreign securities, it may be subject to risk of loss not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation, less public information, less liquid, developed or efficient trading markets, greater volatility and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of exchange controls (including repatriation restrictions), sanctions, foreign taxes, confiscations, trade restrictions (including tariffs), expropriations and other government restrictions by the United States or other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. The Fund or the Investment Adviser may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding repatriation restrictions, confiscation of assets and property, expropriation or nationalization. The Fund will also be subject to the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Foreign risks will normally be greatest when the Fund invests in securities of issuers located in emerging countries.

[“Brexit” Risk. The decision made in the United Kingdom referendum in June 2016 to leave the European Union (commonly known as “Brexit”) has led to volatility in global financial markets, and in particular in the markets of the United Kingdom and across Europe, and may also lead to weakening in political, regulatory, consumer, corporate and financial confidence in the United Kingdom and Europe. The United Kingdom and European Union announced in March 2018 an agreement in principle to transitional provisions under which European Union law would remain in force in the United Kingdom until the end of December 2020, but this remains subject to the successful conclusion of an agreement between the United Kingdom and the European Union. In the absence of such an agreement there would be no transitional provisions and the United Kingdom would exit the European Union and the relationship between the United Kingdom and the European Union would be based on the World Trade Organization rules (a “hard Brexit”). On October 28, 2019, the United Kingdom came to an agreement with the EU to delay the deadline for withdrawal. Unless the United Kingdom parliament approves the withdrawal agreement by January 31, 2020, it is expected that there will be a hard Brexit on that date absent any further agreements to delay the withdrawal.

Consequently, due to this political uncertainty, it is not possible to anticipate, in the absence of an intervening action, when the United Kingdom will leave the EU and whether such departure will benefit from the terms of the withdrawal agreement and the transitional provisions. In the event of a “hard Brexit,” the relationship between the United Kingdom and the EU would be based on the World Trade Organization rules. While it is not currently possible to determine the extent of the impact a hard Brexit may have on the Fund’s investments, certain measures are being proposed and/or will be introduced, at the EU level or at the member state level, which are designed to minimize disruption in the financial markets. Notwithstanding the foregoing, the prolonged and continued uncertainty of the status of the United Kingdom’s withdrawal from the EU could negatively impact current and future economic conditions in the United Kingdom which, in turn, could negatively impact the Fund’s investments.]

Emerging Markets. The Fund may invest in securities of issuers located in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid and more volatile than the securities markets of the United States and developed non-U.S. markets. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern Europe and Central and South America. Disclosure and regulatory standards in emerging markets are in many respects less stringent than in the United States and in developed non-U.S. markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by protectionist measures imposed or negotiated by the countries with which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of emerging country debt instruments to make payments on their debt obligations, regardless of their financial condition. There can be no assurance that adverse political changes will not cause a loss of any or all of any such investment and, in the case of fixed-income securities, interest thereon.

Lack of Financial Reporting Related to Non-U.S. Investments; Adverse Non-U.S. Taxes or Other Conditions. The Fund may invest in non-U.S. entities. Because non-U.S. entities are not subject to uniform reporting standards, practices and disclosure comparable with those applicable to U.S. companies, there may be different types of, and lower quality, information available about non-U.S. companies. In particular, the assets and profits appearing on the financial statements of a company may not reflect its financial position or results of operation in the way they would be reflected had such financial statements been prepared in accordance with the U.S. generally accepted accounting principles. This limitation may be particularly true for private equity investments, where there may be little or no publicly available information about private companies. In addition, financial data related to non-U.S. investments may be affected by both inflation and local accounting standards, and may not accurately reflect the real condition of companies and securities markets. Moreover, the Fund may be subject to tax, reporting and other filing obligations in non-U.S. jurisdictions in which non-U.S. companies reside or operate. In addition, non-U.S. securities markets, particularly in developing countries, may be substantially less liquid and have greater volatility than U.S. securities markets.

Geographic Risk. If the Fund focuses its investments in securities of issuers located in a particular country or region the Fund may be subjected to a greater extent than if investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Market Disruption Risk and Terrorism Risk. The military operations of the United States and its allies, the instability in various parts of the world and the prevalence of terrorist attacks throughout the world could have significant adverse effects on the global economy. In addition, certain illnesses have the potential to significantly affect the global economy. Terrorist attacks may also exacerbate some of the foregoing risk factors. A terrorist attack involving, or in the vicinity of, a Fund investment, directly or indirectly, may result in a liability far in excess of available insurance coverage. The Investment Adviser cannot predict the likelihood of these types of events occurring in the future nor how such events may affect the Fund.

Investment and Repatriation Restrictions. Foreign investment in securities of companies in certain of the countries in which the Fund may invest is restricted or controlled to varying degrees. Certain countries have laws and regulations that currently limit or preclude direct foreign investment in the securities of their companies. Even where permitted, direct investments in certain companies may require significant government approvals under corporate, securities, foreign investment and other similar laws and may require financing and structuring alternatives that differ significantly from those customarily used in countries in other regions. These restrictions or controls may at times limit or preclude foreign investment above certain ownership levels or in certain sectors of the country’s economy and increase the costs and expenses of the Fund. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital interests and dividends paid on securities held by the Fund, and income on such securities or gains from the disposition of such securities may be subject to withholding taxes imposed by certain countries or other jurisdictions.

Hedging Instruments May Adversely Affect Overall Performance. The Fund’s use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities or more traditional investments of the Fund, depending upon the characteristics of the particular derivative and the Fund’s portfolio as a whole. Engaging in derivative transactions may entail investment exposures that are greater than their cost would suggest, and involves a risk of loss that could materially adversely affect the overall performance of the Fund. Please see “Borrowing” above.

Hedging strategies could involve a variety of derivative transactions, including futures, forward, swap, and option contracts or other financial instruments with similar characteristics, including forward foreign exchange contracts, interest rate swaps, credit default swaps and total return swaps, exchanges, caps and options (collectively “Hedging Instruments”). While hedging transactions may reduce the risks associated with an investment by the Fund, the transactions themselves entail risks that are different than those of the investments of the Fund. The risks posed by these transactions include interest rate risk, market risk, the risk that these complex instruments and techniques will not be successfully evaluated, monitored or priced, the risk that counterparties will default on their obligations, liquidity risk and leverage risk. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. Thus, while the Fund may benefit from the use of Hedging Instruments, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if they had not used those Hedging Instruments.

The success of hedging transactions will be subject to the ability to correctly predict movements in and the direction of currency exchange rates, interest rates and public security prices. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary.

Currency Hedging Instruments may not be available for certain currencies or may not have a duration that matches the long-term nature of the underlying principal investment. The ability to trade in or exercise options may be restricted in the event that trading in the underlying securities becomes restricted.

The successful use of these hedging strategies depends upon the availability of a liquid market and appropriate Hedging Instruments, and there can be no assurance that the Fund will be able to close out a position when deemed advisable by the Investment Adviser. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Hedging transactions also involve additional costs and expenses, which may adversely affect the overall performance of the Fund. There can be no assurance that the Fund’s assets will engage in hedging transactions at any given time or from time to time, or that these transactions, if available, will be effective.

Nature of Distressed Investments. The Fund may invest in the securities and obligations of companies experiencing financial and/or operational distress, including debt obligations that are in covenant or payment default. Such investments are considered high-risk and speculative. Defaulted obligations might not be repaid at all or might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer of those obligations might not make any interest or other payments.

Bankruptcy. Given their financial situation, distressed companies also face increased risk that they may be involved in bankruptcy proceedings. There are a number of significant risks when investing in distressed companies that are or may be involved in bankruptcy proceedings, including adverse and permanent effects on a company, such as the loss of its market position and key personnel, otherwise becoming incapable of restoring itself as a viable entity and, if converted to a liquidation, a possible liquidation value of the company that is less than the value that was believed to exist at the time of the investment. Bankruptcy proceedings are often lengthy and difficult to predict and could adversely impact a creditor’s return on investment. The bankruptcy courts have extensive power and, under some circumstances, may alter contractual obligations of a bankrupt company. Shareholders, creditors and other interested parties are all entitled to participate in bankruptcy proceedings and will attempt to influence the outcome for their own benefit. Administrative costs relating to a bankruptcy proceeding will be paid out of the debtor’s estate prior to any returns to creditors. In addition, creditors (such as the Fund) can lose their ranking and priority if they exercise “domination and control” over a debtor and other creditors can demonstrate that they have been harmed by these actions, especially in the case of investments made prior to the commencement of bankruptcy proceedings. Also, certain claims, such as for taxes, may have priority by law over the claims of certain creditors. The Fund also may seek representation on creditors’ committees and, as a member of a creditors’ committee, may owe certain obligations generally to all creditors similarly situated that the committee represents, and it may be subject to various trading or confidentiality restrictions. In addition, many events in a bankruptcy are the product of contested matters and adversary proceedings that are beyond the control of the creditors.

Current Regulatory Risks. The Dodd-Frank Act was signed into law by President Obama on July 21, 2010. Section 619 of the Dodd-Frank Act (as it may be amended, and together with the rules or regulations promulgated thereunder), known as the “Volcker Rule,” restricts banking entities, such as Goldman Sachs, absent an applicable exclusion or exemption, from acquiring or retaining any equity, partnership or other ownership interests in, or sponsoring, a hedge fund or a private equity fund (“covered fund”). U.S. financial regulators issued final rules to implement the statutory mandate of the Volcker Rule on December 10, 2013, which are currently in effect with respect to Goldman Sachs’ investments in and relationships with the Fund.

The Volcker Rule also prohibits banking entities, such as Goldman Sachs from engaging in certain trading activities involving their own capital (also known as “proprietary trading”). These prohibitions may include certain restrictions on the extent to which Goldman Sachs may own Shares of the Fund. If Goldman Sachs or its affiliates own 25% or more of the Shares of the Fund longer than three years from the Fund’s launch date, the Fund may be subject to these proprietary trading restrictions, which include restrictions on the ability to purchase and sell securities on a short-term basis. If Goldman Sachs were to own more than 25% of the Shares of the Fund following three years from the Fund’s launch date, the Fund may be unable to achieve its investment objective and may be forced to liquidate prematurely, among other things.

In addition, the Volcker Rule prohibits any banking entity, including Goldman Sachs, from engaging in certain activities that would involve or result in a material conflict of interest between the banking entity and its clients, customers or counterparties, or that would result, directly or indirectly, in a material exposure by the banking entity to high-risk assets or high-risk trading strategies, or that would pose a threat to the safety and soundness of the banking entity or the financial stability of the United States. However, there remains significant uncertainty as to how this prohibition will ultimately impact Goldman Sachs and the Fund.

Any requirements or restrictions imposed by Goldman Sachs’ policies and procedures or by the Volcker Rule agencies could materially adversely affect the Fund, including because the requirements or restrictions could result in, among other things, the Fund foregoing certain investments or investment strategies or taking or refraining from other actions, any of which could disadvantage the Fund, or adversely affect the value of the investments in which the Fund directly or indirectly participates.

The Volcker Rule’s final rules provide further information regarding how the above conditions may be interpreted or implemented.

The currently contemplated course of operation of the Fund may need to be altered in the future in one or more ways, to the extent the Investment Adviser in its discretion determines is necessary or advisable to comply with the Volcker Rule or any other applicable statute. In addition, the Volcker Rule or other rules issued under the Dodd-Frank Act could require or cause Goldman Sachs and/or investment vehicles that it organizes, offers or manages to liquidate or forego certain investments, or take other actions, which actions could disadvantage the Fund, or adversely affect the value of the investments in which the Fund directly or indirectly participates. Certain of these actions may have a material adverse effect on the Fund.

Regulation and Treatment of the Fund as a Bank Holding Company Affiliate. Goldman Sachs is regulated as a “bank holding company” under the Bank Holding Company Act (the “BHCA”), which generally restricts bank holding companies from engaging in business activities other than the business of banking and certain closely related activities. Goldman Sachs has elected to become a financial holding company under the BHCA and, as such, may engage in a broader range of financial and related activities, as long as Goldman Sachs continues to meet certain eligibility requirements.

It is contemplated that the Fund will be managed under the direction of the Board comprised of individuals, a majority of whom will be independent of Goldman Sachs, and that, as a result of this and other factors, the Fund will not be “controlled” by Goldman Sachs for BHCA purposes. If the Fund is not controlled by Goldman Sachs for BHCA purposes, the BHCA’s restrictions on Goldman Sachs’ activities and investments should not apply to the Fund.

However, if the Fund were deemed to be controlled by Goldman Sachs for bank regulatory purposes, the BHCA and other applicable banking laws, rules, regulations and guidelines, and their interpretation and administration by the appropriate regulatory agencies, may, among other things, restrict the transactions and relationships between the Investment Adviser, Goldman Sachs and their affiliates, on the one hand, and the Fund, on the other hand, and may restrict investments and transactions by, and the operations of, the Fund. In addition, certain BHCA regulations may require aggregation of the positions owned, held or controlled by related entities.

Speculative Position Limits. The U.S. Commodity Futures Trading Commission (the “CFTC”) and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. [In addition, in December 2016, the CFTC proposed new rules which would impose position limits for futures and options contracts on twenty-five agricultural, energy and metal commodities, and for economically equivalent futures, options and swaps as well. These rules may adversely impact the Fund.]

Error and Error Correction Policies. The Investment Adviser will report to the Board any material breaches of the Fund’s investment objective, policies or restrictions and any material errors in the calculation of the NAV of the Fund. Depending on the nature and size of an error, corrective action may or may not be required. Corrective action may involve a prospective correction of the NAV. The Investment Adviser’s error policy and the Fund’s NAV error correction policy limit or restrict when corrective action will be taken including instances where a Non-Traded Fund (defined below) has provided an incorrect valuation to the Fund. As discussed in more detail under the section entitled “How Are Shares Priced?,” the Fund’s portfolio securities may be priced based on quotations for those securities provided by pricing services and Non-Traded Funds which may be priced on a delayed basis. There can be no guarantee that a quotation provided by a pricing service or Non-Traded Fund will be accurate. Each of the Investment Adviser and the Fund may at any time, in its discretion and without notice to shareholders, amend or supplement its error and NAV error correction policies.

Potential Conflicts of Interest Risk. The Investment Adviser’s investment team is often responsible for managing the Fund as well as one or more funds and other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered private funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Investment Adviser seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Fund have adopted policies limiting the circumstances under which cross-trades may be effected between the Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies.

Legal, Tax and Other Regulatory Risks. Legal, tax and regulatory changes could occur that may adversely affect the Fund and its investment results, and/or some or all of the shareholders. Recent economic events have given rise to a political climate that may result in the Investment Adviser and the Fund becoming subject to increased regulatory scrutiny and/or entirely new legal, tax or regulatory regimes both within the United States and in other countries in which the Fund may directly or indirectly invest. The Fund may be adversely affected as a result of new or revised legislation, or regulations imposed by the SEC, CFTC, IRS, Federal Reserve, other U.S. or non-U.S. tax or governmental regulatory authorities or self-regulatory organizations that supervise the financial markets.

The Fund and/or some or all of the shareholders also may be adversely affected by changes in the interpretation or enforcement of existing laws and rules by these governmental authorities and self-regulatory organizations. It is not possible to determine the extent of the impact of any new or revised laws, regulations or initiatives that may be proposed, or whether any of the proposals will become law. Compliance with any new laws or regulations could be more difficult and expensive, and may have a material adverse effect on the Fund and/or some or all of the shareholders.

The regulation of alternative investment management companies and investment funds (including private equity funds and hedge funds) is evolving, and changes in the regulation of alternative investment management companies and investment funds may adversely affect the ability of the Fund to pursue its investment objective. In addition, from time to time the market for private equity transactions has been adversely affected by regulatory pressures on providers of financing to reduce or eliminate their exposure to such transactions. It is not possible to determine the extent of the impact of any new laws, regulations or initiatives that may be proposed, or whether any of the proposals will become law and the consequences attendant therewith. Compliance with any new laws or regulations could be more difficult and expensive than compliance with existing regimes, and may affect the manner in which the Fund conducts business. New laws or regulations may also subject the Fund or some or all of its shareholders to increased taxes or other costs. In addition, the market for private equity transactions has been adversely affected by a decrease in the availability of financing for transactions.

Each prospective investor should be aware that tax laws and regulations are changing on an ongoing basis, and such laws and regulations may be changed with retroactive effect. Moreover, the interpretation and application of tax laws and regulations by certain tax authorities may not be clear, consistent or transparent. Uncertainty in the tax law may require the Fund to accrue potential tax liabilities even in situations where the Fund and/or the shareholders do not expect to be ultimately subject to such tax liabilities. In that regard, accounting standards and/or related tax reporting obligations may change, giving rise to additional accrual and/or other obligations. Each prospective investor should also be aware that other developments in the tax laws of the United States or other jurisdictions where the Fund invests could have a material effect on the tax consequences to the shareholders, the Fund and/or the Fund’s direct and indirect subsidiaries discussed in this prospectus and that shareholders may be required to provide certain additional information to the Fund (which may be provided to the IRS or other taxing authorities) or may be subject to other adverse consequences as a result of such change in tax laws. In the event of any such change in law, each shareholder is urged to consult its own tax advisors.

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Tax Risk. Although the Fund intends to elect to be treated, and intends to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Code, the Fund cannot assure shareholders that the Fund will be able to maintain RIC status. To obtain and maintain RIC status and be relieved of U.S. federal income taxes on income and gains distributed to its shareholders, the Fund must meet the annual distribution, source-of-income and asset diversification requirements described below.

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The annual distribution requirement for a RIC will be satisfied if the Fund distributes to its shareholders on an annual basis at least 90% of its investment company taxable income for each taxable year. Because the Fund expects to use debt financing, the Fund expects to be subject to an asset coverage ratio requirement under the 1940 Act, and the Fund expects to be subject to certain financial covenants contained in its credit agreements and other debt financing agreements. This asset coverage ratio requirement and these financial covenants could, under certain circumstances, restrict the Fund from making distributions to its shareholders that are necessary for the Fund to satisfy the distribution requirement. If the Fund is unable to obtain cash from other sources, and thus is unable to make sufficient distributions to its shareholders, the Fund could fail to maintain its status for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes).

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The source-of-income requirement will be satisfied if at least 90% of the Fund’s gross income for each year is derived from dividends, interest, gains from the sale of stock or securities or similar sources.

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The asset diversification requirement will be satisfied if, at the end of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other acceptable securities, and no more than 25% of the value of the Fund’s assets is invested in the securities (other than U.S. government securities or securities of other RICs) of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in the Fund’s having to dispose of certain investments quickly in order to prevent the loss of the Fund’s RIC status.

If the Fund fails to maintain its RIC status for any reason, and does not qualify for certain relief provisions under the Code, the Fund would be subject to corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes). In this event, the resulting taxes could substantially reduce the Fund’s Net Assets, the amount of the Fund’s income available for distribution and the amount of the Fund’s distributions to its shareholders, which would have a material adverse effect on the Fund’s financial performance. For additional discussion regarding the tax implications of a RIC, see “Taxation of the Acquiring Fund.”]

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Uncertain Tax Treatment. The Fund will, from time to time, invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund will cease to accrue interest, original issue discount (“OID”) or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.

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RIC-Related Risks of Investments Generating Non-Cash Taxable Income. Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund invests in loans and other debt obligations that will be treated as having “market discount” and/or OID for U.S. federal income tax purposes. Because the Fund will, from time to time, be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund will have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes in such circumstances. Accordingly, the Fund will, from time to time, be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its Shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund will, from time to time, realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, its Shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

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Other Regulatory. The Fund is registered as an investment company under the 1940 Act. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Fund may use derivatives that are subject to regulation by the CFTC. Because of this exposure to CFTC-

regulated derivatives, the Investment Adviser could become subject to regulation as a “commodity pool operator” under the Commodity Exchange Act, as amended (the “CEA”), and the CFTC’s rules and regulations with respect to the operations of the Fund. [However, The Investment Adviser has claimed an exclusion with respect to the Fund from the definition of the term “commodity pool operator” under the CEA and, therefore, is not currently subject to registration or regulation as a pool operator under that CEA with respect to the Fund.] If the Fund were to be subject to registration or regulation as a commodity pool operator under the CEA, the Fund may incur compliance and other expenses or otherwise disadvantage the Fund.

Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more sub-industries or countries, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sub-industries or countries.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.

Counterparty Risk. Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with certain over-the-counter transactions. Therefore, in those instances in which the Fund enters into certain over-the-counter transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses. However, recent regulatory developments require margin on certain uncleared over-the-counter transactions which may reduce, but not eliminate, this risk.

Special Situation Investments Risk. The Fund may make investments in event-driven situations such as recapitalizations, financings, corporate and financial restructurings, acquisitions, divestitures, reorganizations or other situations in public or private companies that may provide the Fund with an opportunity to provide debt and/or equity financing, typically on a negotiated basis. The Investment Adviser will seek special situation investment opportunities with limited downside risk relative to their potential upside. These investments are complicated and an incorrect assessment of the downside risk associated with an investment could result in significant losses to the Fund.

Private Company Investments Risk. Private companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Investment Adviser may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests. There is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives. The securities of private portfolio companies are illiquid, making it difficult for the Fund to sell such investments.

Valuation Risk. Market prices may not be readily available for some of the Fund’s investments. The value of such securities is determined by fair valuations determined by the Board or its designee pursuant to procedures governing the valuation of portfolio securities adopted by the Board. Proper valuation of such securities may require more reliance on the judgment of the Investment Adviser than for valuation of securities for which an active trading market exists.

Unsecured Debt, including Mezzanine Debt. The Fund’s unsecured debt investments, including mezzanine debt investments, generally will be subordinated to senior debt in the event of an insolvency. This may result in an above average amount of risk and loss of principal.

Non-Investment Grade Fixed Income Securities Risk. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity. The Fund may purchase the securities or obligations of issuers that are in default.

Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference, effectively leveraging the Fund’s investments so that small changes in the value of the Reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and maybe more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities are considered hybrid instruments because they are derivative instruments the value of which depends on, or is derived from or linked to, the value of an underlying asset, interest rate index or commodity. Commodity-linked notes are hybrid instruments because the principal and/or interest payments on those notes is linked to the value of the individual commodities, futures contracts or the performance of one or more commodity indices.

Structured securities include, but are not limited to, equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.

CMBS Risk. Investing in CMBS entails various risks: credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks, geographical concentration risks, basis risks and legal risks. Credit risk of CMBS arises primarily from the potential for losses due to delinquencies and defaults by the borrowers in payments on the underlying obligations and the risk that the servicer fails to perform. CMBS are subject to risks associated with their structure and execution, including the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the return to investors in such CMBS, whether the collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including maturity of the CMBS) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such CMBS. In addition, concentrations of CMBS of a particular type, as well as concentrations of CMBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the CMBS to additional risk.

CMBS are, generally, securities backed by obligations (including certificates of participation in obligations) that are principally secured by mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The repayment of loans secured by income-producing properties is typically dependent upon the successful operation of the related real estate project rather than upon the liquidation value of the underlying real estate. Furthermore, the net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; the solvency of the related tenants; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; terrorist threats and attacks and social unrest and civil disturbances. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom.

Other Investment Companies Risk. By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees and expenses regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.

Restricted and Illiquid Investments Risk. The Fund may invest in illiquid investments, which are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may purchase Rule 144A Securities for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Investing in Rule 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid investments normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments purchased by the Fund, particularly debt securities and over-the-counter traded instruments that are liquid at the time of purchase, may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the instruments.

In cases where no clear indication of the value of the Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board. These cases include, among others, situations where a security or other asset or liability does not have a price source.

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Stock prices may fluctuate from time to time in response to the activities of individual companies and in response to general market and economic conditions. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the stock prices of such companies may suffer a decline in response.

Preferred Stock, Warrants and Stock Purchase Rights. The Fund may invest in preferred stock, warrants and stock purchase rights (or “rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Convertible Securities Risk. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock or other security. A unique feature of convertible securities is that as the market price of the underlying security declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying security. When the market price of the underlying security increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying security.

Call/Prepayment Risk. An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant deterioration in NAV. These risks are more pronounced in connection with the Fund’s investments in non-investment grade fixed income securities.

Extension Risk. An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to reinvest in higher yielding securities.

Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund (which may include inflation protected securities) will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Mid-Cap and Small-Cap Risk. The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

IPO Risk. The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments could have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance will likely decline, which could reduce the Fund’s performance.

Pre-IPO Investments Risk. Pre-IPO companies typically have limited operating histories, narrower, less established product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns. Such companies may experience operating losses, which may be substantial, and there can be no assurance when or if such companies will operate at a profit. At the time of the Fund’s investment, there is generally little publicly available information about these businesses since they are primarily privately owned and the Fund may only have access to the company’s actual financial results as of and for the most recent quarter end or, in certain cases, the quarter end preceding the most recent quarter end. There can be no assurance that the information that the Fund does obtain with respect to any investment is reliable. Pre-IPO companies may have limited financial resources and may be unable to meet their obligations under their existing credit facilities (to the extent that such facilities exist), which may lead to equity financings, possibly at discounted valuations, in which the Fund could be substantially diluted if the Fund does not, or cannot, participate in such financings. Failing to meet such obligations may also lead to bankruptcy or liquidation and may result in a reduction in value or loss of the Fund’s investment. Pre-IPO companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company and, in turn, on the Fund. Continued global economic uncertainty could also result in investors becoming more risk-averse, which in turn could reduce the amount of growth capital available to the companies from both existing and new investors, could adversely affect their operating performance, and could delay liquidity paths (for example, an IPO or strategic sale/merger) for the companies. It may be difficult for the Fund to sell these investments, subjecting the Fund to liquidity risk. The securities of private portfolio companies are illiquid, and the inability of these portfolio companies to complete an IPO within the targeted time frame will extend the holding period of the Fund’s investments and may adversely affect the value of these investments.

Global Financial Markets Risk. Global economies and financial markets are becoming increasingly interconnected and political and economic conditions (including recent instability and volatility) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. As a result, issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations. Such conditions and/or events may not have the same impact on all types of securities and may expose the Fund to greater market or liquidity risk or cause difficulty in valuing portfolio instruments held by the Fund. This could cause the Fund to underperform other types of investments.

The severity or duration of such conditions and/or events may be affected by policy changes made by governments or quasi-governmental organizations. Recent instability in the financial markets has led governments across the globe to take a number of unprecedented actions designed to support the financial markets. Future government regulation and/or intervention may also change the way in which the Fund is regulated and could limit or preclude the Fund’s ability to achieve its investment objective. For example, one or more countries that have adopted the euro may abandon that currency and/or withdraw from the European Union, which could disrupt markets and affect the liquidity and value of the Fund’s investments, regardless of whether the Fund has significant exposure to European markets. In addition, governments or their agencies may acquire distressed assets from financial institutions and acquire ownership interests in those institutions, which may affect the Fund’s investments in ways that are unforeseeable.

In addition, in the U.S., total public debt as a percentage of gross domestic product has grown rapidly since the beginning of the financial downturn. High levels of national debt may raise concerns that the U.S. government will be unable to pay investors at maturity, may cause declines in currency valuations and may prevent the U.S. government from implementing effective fiscal policy.

Swaps Risk. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The Fund’s transactions in swaps may be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in securities and short sales.

Transactions in swaps can involve greater risks than if the Fund had invested in securities directly since, in addition to general market risks, swaps may be leveraged and subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. However, certain risks are reduced (but not eliminated) if the Fund invests in cleared swaps, which are transacted through a futures clearing merchant and cleared through a clearinghouse that serves as a central counterparty. Because uncleared bilateral swap agreements are two-party contracts and because they may have terms of greater than seven days, these swaps may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap (including any margin the Fund may have posted in connection with establishing the swap position) in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The value of swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the Investment Adviser’s expectations may produce significant losses in the Fund’s investments in swaps. In addition, a perfect correlation between a swap and a security position may be impossible to achieve. As a result, the Investment Adviser’s use of swaps may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Futures Contracts and Options and Swaps on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A swap on a futures contract provides an investor with the ability to gain economic exposure to a particular futures market; however, unlike a futures contract that is exchange-traded, a swap on a futures contract is an over-the-counter transaction. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Fund may engage in futures transactions on U.S. and foreign exchanges.

The Fund may, to the extent consistent with its investment policies, purchase and sell futures contracts, purchase and write call and put options on futures contracts and enter into swaps on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts and related options and swaps present the following risks:

•

While the Fund may benefit from the use of futures and options and swaps on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts, options transactions or swaps.

•

Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.

•

The loss incurred by the Fund in entering into futures contracts and in writing call options and entering into swaps on futures is potentially unlimited and may exceed the amount of the premium received.

•	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.

•	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.

•	Futures contracts and options and swaps on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

•	Foreign exchanges may not provide the same protection as U.S. exchanges.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” its obligations.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with eligible counterparties which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The collateral may consist of any type of security in which the Fund is eligible to invest directly. Repurchase agreements involving obligations other than U.S. Government Securities may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at a mutually agreed upon date and price (including interest). Reverse repurchase agreements may be entered into when the Investment Adviser expects that the return to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

The Fund may “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations with respect to its transactions in reverse repurchase agreements. As a result of such segregation, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act and the Fund’s use of leverage through reverse repurchase agreements will not be limited by the 1940 Act. The Fund’s use of leverage through reverse repurchase agreements may be limited by the availability of cash or liquid securities to earmark or segregate in connection with such transactions.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

With respect to any reverse repurchase agreement or similar transaction, the Fund’s Managed Assets shall include any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date.

No guarantee or representation is made that the investment program of the Fund or any investment will be successful, that the various investments selected by the Fund will produce positive returns or that the Fund will achieve its investment objective.

A discussion of the principal risks associated with an investment in the Acquired Fund may be found in the Acquired Fund’s prospectus. In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund’s related risks, are also set forth for the Acquired Fund in that Fund’s prospectus and SAI and, for the Acquiring Fund, summarized in this Proxy Statement/Prospectus and the SAI.

Restrictions on Distributions

The Acquiring Fund is not currently restricted from paying dividends to any of its share classes, except as otherwise provided by the 1940 Act. Please see “Additional Information About the Fund – Description of Shares” and “– Distributions” below.

The Funds’ Fees and Expenses

Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below for the Acquired Fund are based on the expenses of the Acquired Fund for the twelve-month period ended [September 30, 2019]. The Acquiring Fund is a newly-organized fund that will commence operations upon consummation of the proposed Reorganization and has no performance history. Therefore, the Fees and Expenses for the Acquiring Fund have been estimated using the Acquiring Fund’s proposed fees and estimated expenses assuming the Reorganization occurred on [September 30, 2019]. For financial statement purposes, the Acquired Fund will be the accounting survivor of the Reorganization. As the accounting survivor, the Acquired Fund’s operating history will be used for the Acquiring Fund’s financial reporting purposes. The tables also show the pro forma expenses of the combined fund after giving effect to the Reorganization based on pro forma net assets as of [September 30, 2019].

	Resource Real Estate Diversified Income Fund (Acquired Fund)						Goldman Sachs Real Estate Diversified Income Fund (Acquiring Fund) Pro Forma
	Class A		Class C		Class D		Class A		Class C		Class D
Shareholder Transaction Expenses (as a percentage of the offering price)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)(1)	5.75%		None		None		5.75%		None		None
Maximum Deferred Sales Charge (Load) on Shares Repurchased within Twelve Months (as a percentage of the lower of original purchase price or sales proceeds)	0.50%		1.00%		None		0.50%		1.00%		None
Dividend Reinvestment Plan Fees(3)	None		None		None		[None	]	[None	]	[None	]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(4)	1.25%		1.25%		1.25%		1.25%		1.25%		1.25%
Total Other Expenses	[	]	[	]	[	]	[	]	[	]	[	]
Distribution and/or Servicing Fee	0.25%		1.00%		0.25%		0.25%		1.00%		0.75%
Dealer Manager Fee	None		None		0.50%		None		None		None
Interest Payments on Borrowed Funds(5)	[	]	[	]	[	]	[	]	[	]	[	]
Other Operating Expenses(6)	[	]	[	]	[	]	[	]	[	]	[	]
Acquired Fund Fees and Expenses(7)	None		None		None		None		None		None
Total Annual Expense Ratio	[	]	[	]	[	]	[	]	[	]	[	]
Fee Waiver and Expense Limitation	[	]	[	]	[	]	[	]	[	]	[	]
Total Annual Expense Ratio After Fee Wavier and Expense Limitation	[	]	[	]	[	]	[	]	[	]	[	]

[    ]

	Resource Real Estate Diversified Income Fund (Acquired Fund)						Goldman Sachs Real Estate Diversified Income Fund (Acquiring Fund) Pro Forma
	Class I		Class L		Class U		Class I		Class L		Class U
Shareholder Transaction Expenses (as a percentage of the offering price)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)(1)	None		4.25%		6.50%		None		4.25%		6.50%
Maximum Deferred Sales Charge (Load) on Shares Repurchased within Twelve Months (as a percentage of the lower of original purchase price or sales proceeds)	None		None		0.50%		None		None		0.50%
Dividend Reinvestment Plan Fees(3)	None		None		None		[None	]	[None	]	[None	]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(4)	1.25%		1.25%		1.25%		1.25%		1.25%		1.25%
Total Other Expenses	[	]	[	]	[	]	[	]	[	]	[	]
Distribution and/or Servicing Fee	None		0.50%		1.00%		None		0.50%		1.00%
Interest Payments on Borrowed Funds(5)	[	]	[	]	[	]	[	]	[	]	[	]
Other Operating Expenses(6)	[	]	[	]	[	]	[	]	[	]	[	]
Acquired Fund Fees and Expenses(7)	None		None		None		None		None		None
Total Annual Expense Ratio	[	]	[	]	[	]	[	]	[	]	[	]
Fee Waiver and Expense Limitation	[	]	[	]	[	]	[	]	[	]	[	]
Total Annual Expense Ratio after Fee Wavier and Expense Limitation	[	]	[	]	[	]	[	]	[	]	[	]

[    ]

	Resource Real Estate Diversified Income Fund (Acquired Fund)				Goldman Sachs Real Estate Diversified Income Fund (Acquiring Fund) Pro Forma
	Class T		Class W		Class T		Class W
Shareholder Transaction Expenses (as a percentage of the offering price)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)(1)	1.50%		None		1.50%		None
Maximum Deferred Sales Charge (Load) on Shares Repurchased within Twelve Months (as a percentage of the lower of original purchase price or sales proceeds)	1.00%		None		1.00%		None
Dividend Reinvestment Plan Fees(3)	None		None		[None	]	[None	]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(4)	1.25%		1.25%		1.25%		1.25%
Total Other Expenses	[	]	[	]	[	]	[	]
Distribution and/or Servicing Fee	0.25%		0.25%		0.25%		0.25%
Interest Payments on Borrowed Funds(5)	[	]	[	]	[	]	[	]
Other Operating Expenses(6)	[	]	[	]	[	]	[	]
Acquired Fund Fees and Expenses(7)	None		None		None		None
Total Annual Expense Ratio	[	]	[	]	[	]	[	]
Fee Waiver and Expense Limitation	[	]	[	]	[	]	[	]
Total Annual Expense Ratio after Fee Wavier and Expense Limitation	[	]	[	]	[	]	[	]

[    ]

Expense Examples

The following examples demonstrate the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in Shares. In calculating the following expense amounts, the Fund has assumed its direct and indirect annual operating expenses would remain at the percentage levels set forth in the table above (except that the example incorporates the expense reimbursement arrangement for only the first year).

An investor would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return(1):

	Resource Real Estate Diversified Income Fund (Acquired Fund)												Goldman Sachs Real Estate Diversified Income Fund (Acquiring Fund) Pro Forma
	1 Year			3 Years			5 Years			10 Years			1 Year			3 Years			5 Years			10 Years
Class A	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Class C	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Class D	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Class I	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Class L	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Class U	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Class T	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Class W	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]

An investor would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return and redemption of Shares in full at the end of the applicable period.

	Resource Real Estate Diversified Income Fund (Acquired Fund)												Goldman Sachs Real Estate Diversified Income Fund (Acquiring Fund) Pro Forma
	1 Year			3 Years			5 Years			10 Years			1 Year			3 Years			5 Years			10 Years
Class A	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Class C	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Class D	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Class I	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Class L	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Class U	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Class T	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Class W	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]

(1)

The Examples should not be considered a representation of future expenses. The example assumes that the expenses set forth in the Annual Expenses table is accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those shown, and the Fund’s actual rate of return may be greater or less than the hypothetical 5% return assumed in the Example. In addition to the fees and expenses described above, you may also be required to pay transaction or other fees on the purchase of Class I shares, which are not reflected in the example. The example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown.

Past Performance

The Acquiring Fund is a newly-organized fund that will commence operations upon consummation of the proposed Reorganization, and therefore, has no performance history. As accounting successor to the Acquired Fund, the Acquiring Fund will assume the Acquired Fund’s historical performance if the Reorganization is consummated.

[The bar charts and tables below provide an indication of the risks of investing in the Acquired Fund by showing: (a) changes in the performance of the Acquired Fund from year to year; and (b) how the average annual total returns of the Acquired Fund compare to those of a broad-based securities market index. The Acquiring Fund has [different fees and expenses,] has a different investment adviser and has certain differences relating to its principal investment strategy and would, therefore, have had different performance results.] Past performance, before and after taxes, is not necessarily an indication of how the Acquiring Fund will perform in the future.

Performance data for the Acquired Fund is available on Resource’s website at www.ResourceAlts.com and/or by calling 1-855-747-9559.

Resource Real Estate Diversified Income Fund

Average Annual Total Returns

(for periods ended December 31, 2019)

[     ]

Financial Highlights

The financial highlights tables are intended to help you understand the Acquired Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Acquired Fund (assuming reinvestment of all dividends and distributions). The information shown below has been audited by [    ], whose report, along with the Acquired Fund’s financial statements, is included in the Acquired Fund’s annual report, which is available upon request.

As of the date of this Proxy Statement/Prospectus, the Acquiring Fund has not commenced operations. Therefore, the Acquiring Fund has no financial highlights. The Acquiring Fund will assume the accounting history of the Acquired Fund at the closing of the Reorganization.

[     ]

Comparison of Purchase, Exchange and Requesting Repurchases of Shares

The procedures for purchasing and requesting repurchases of shares of the Acquired Fund and the Acquiring Fund are similar. Shareholders of the Funds are not currently subject to a repurchase fee; however, repurchases of Class A, Class C, Class T and Class U shares may be subject to an early withdrawal charge. [Neither the Acquired Fund’s shares nor the Acquiring Fund’s shares are exchangeable for shares of other funds.] For more information on the Acquiring Fund’s policies pertaining to purchasing and requesting repurchases of shares of the Acquiring Fund, please see the “SHAREHOLDER GUIDE” section below.

Dividends and Other Distributions

The Acquired Fund’s distribution policy is to make quarterly distributions to shareholders. Distributions may be funded from borrowing proceeds, available cash or sales of portfolio securities. However, the Acquired Fund seeks to cover the majority of its distributions with distributable cash flow and realized gains. The level of quarterly distributions (including any return of capital) is targeted to represent an amount equivalent to an annual rate of greater than 5.00% of the Acquired Fund’s current net asset value per share class. If, for any distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, then assets of the Acquired Fund will be sold and the difference will generally be a tax-free return of capital distributed from the Acquired Fund’s assets. The Acquired Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Acquired Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets).

Subject to the terms of any financing arrangements or other obligations or Preferred Shares, the Acquiring Fund, in its sole discretion, generally intends to make quarterly distributions to shareholders at rates that reflect the past and projected net income of the Acquiring Fund. In addition, the Acquiring Fund may occasionally make a distribution at a time when it is not normally made.

In addition, at least annually, the Acquiring Fund intends to distribute net realized long-term capital gains not previously distributed, if any.

REASONS FOR THE PROPOSED REORGANIZATION AND RESOURCE FUND BOARD’S

EVALUATION AND RECOMMENDATION

The Resource Fund Trustees believe that the proposed Reorganization is in the best interests of the Acquired Fund and its shareholders. The Resource Fund Trustees considered the following potential benefits, among others, in approving Proposal 1:

•

GSAM is a leading and well-respected financial services firm with significant portfolio management expertise, financial strength, resources and capabilities. Because of GSAM’s position in the investment industry, the Acquiring Fund has the potential for improved access to quality investments.

•

The Acquiring Fund’s proposed portfolio managers have impressive credentials and experience and will be supported by a team of investment professionals focused on real estate, providing considerable bench strength and resources for portfolio management.

•

There are potential long-term efficiencies that may result from the Acquired Fund becoming part of the larger Goldman Sachs family of funds, including the potential to reduce the level of operational expenses associated with administrative, compliance and portfolio management services due to improved scale and purchasing power.

•

Goldman Sachs & Co. LLC, the anticipated principal underwriter for the Acquiring Fund, has substantial distribution capabilities that may result in significant asset growth and provide opportunities for economies of scale and cost savings over time as certain expenses, such as fixed operating expenses, become a smaller percentage of overall assets.

•	Both Goldman Sachs & Co. LLC and GSAM appear to have a robust compliance culture and significant personnel and other resources devoted to compliance.

•

GSAM has agreed to ensure that no unfair burden will be imposed on the Acquired Fund shareholders as a result of the transaction, and that certain fees and expenses will be capped at or below current levels for at least one year form the date of the transaction.

The Resource Fund Trustees considered information provided by GSAM and Resource, and had the following observations, each of which were considered in evaluating the Reorganization:

•	The Acquiring Fund’s Board of Trustees will consist of 5 persons, four of whom are independent, and each of which appear to have the requisite financial and investment experience to serve as trustees.

•	The Acquiring Fund’s officers have many years of financial industry experience collectively, impressive educational backgrounds, and appear well qualified to serve in their respective positions.

•	The proposed management fee for the Acquiring Fund is anticipated to be the same as that of the Acquired Fund.

•	GSAM expects that the Acquiring Fund will have a total net expense ratio (excluding acquired fund fees and expenses) that is equal to or less than that of the Acquired Fund.

•

The Acquiring Fund and its shareholders will bear none of the direct Reorganization costs, and it is expected that neither the Acquired Fund nor its shareholders will recognize any gains or losses for federal income tax purposes from the Reorganization.

The Acquiring Fund and the Acquired Fund have substantially similar investment objectives and similar principal investment strategies, investment policies and principal investment risks, thereby providing continuity of overall investment opportunity to existing shareholders.

The Resource Fund Trustees recommend that shareholders of the Acquired Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

OTHER IMPORTANT INFORMATION CONCERNING THE REORGANIZATION

Fund Securities

If the Reorganization is effected, GSAM will analyze and evaluate the portfolio securities of the Acquired Fund transferred to the Acquiring Fund. The extent and duration to which the portfolio securities of the Acquired Fund will be maintained by the Acquiring Fund will be determined consistent with the Acquiring Fund’s investment objectives and policies, any restrictions imposed by the Code and in the best interests of each of the Acquiring Fund’s shareholders (including former shareholders of the Acquired Fund).

The Funds will not bear the expenses of the Reorganization; however, the Funds will bear brokerage expenses or similar transaction costs incurred in connection with the sale and purchase of portfolio securities, which typically is a Fund expense. Each Fund will bear its own brokerage or other similar transaction costs, as applicable. It is expected that the combined Fund will incur brokerage and other transaction costs after the Reorganization in connection with the purchase and sale of securities to realign the combined Fund’s investment portfolio. It currently is estimated that these post-Reorganization brokerage and other transaction costs will be approximately $[    ] or [    ]% ([    ] basis points) of the combined Fund’s anticipated total net assets. These are only estimates and the actual amount of brokerage commissions and other transaction costs may differ.]

Final Distribution of Acquired Fund

Prior to the Closing Date, the Acquired Fund will pay its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date. These distributions will be taxable to shareholders that are subject to tax. It is currently estimated that the Acquired Fund will be required to distribute to its shareholders approximately $[    ] per share of net investment company taxable income and $[    ] of capital gains, although the actual amount of such distribution could be higher or lower depending on market conditions and on transactions entered into by the Acquired Fund and shareholder activity prior to the Closing Date.

Tax Capital Loss Carryforwards

Federal income tax law permits a RIC to carry forward its net capital losses without limit, except for an eight-year limit applicable to certain pre-2011 losses. The Acquired Fund presently does not have net capital loss carryforwards for federal income tax purposes.

The ability of the Acquiring Fund to use capital losses to offset gains (even in the absence of a Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses.

Operational/Administration Differences

In addition to the change in the Investment Adviser to GSAM, there will be certain other service provider differences. [    ] will serve as administrator to the Acquiring Fund. The Acquired Fund is currently administered by ALPS Fund Services, Inc. [    ] will serve as transfer agent to the Acquiring Fund. The Acquired Fund’s current transfer agent is DST Systems, Inc. GS&Co. will serve as the distributor of the Acquiring Fund. The Acquired Fund’s current distributor is ALPS Distributors, Inc., and the Acquired Fund’s dealer manager is Resource Securities LLC. The Acquired Fund’s current custodian is MUFG Union Bank, N.A., and Resource, with respect to certain assets of the Acquired Fund that MUFG Union Bank, N.A. has given notice to Resource that it will not take custody and therefore such assets must be “self-custodied” by Resource. [    ] will serve as custodian of the Acquiring Fund. There is not expected to be any material differences in the types of services provided to the Acquiring Fund following the Reorganization and change in service providers.

CAPITALIZATION

The following table sets forth the capitalization of the Acquired Fund as of [November] [    ], 2019. The Acquiring Fund is a newly formed fund that will commence operations upon consummation of the proposed Reorganization. Therefore, the Acquiring Fund had no assets or shares outstanding as of [November] [    ], 2019. The table also sets forth the pro forma combined capitalization of the combined fund as if the Reorganization had occurred on [November] [ ], 2019. If the Reorganization is consummated, the net assets, net asset value per share and shares outstanding on the Closing Date will vary from the information below due to changes in the market value of the portfolio securities of the Acquired Fund between [November] [    ], 2019 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Acquired Fund during that period resulting from income and distributions, and changes in the accrued liabilities of the Acquired Fund during the same period.

[     ]

It is impossible to predict how many shares of the Acquiring Fund will actually be received and distributed by the Acquired Fund on the Closing Date. The table should not be relied upon to determine the amount of the Acquiring Fund’s shares that will actually be received and distributed.

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization

•

The Reorganization is scheduled to occur on [    ], 2020. The Acquired Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume the Acquired Fund’s stated liabilities, as contemplated under the Agreement and Plan of Reorganization. The Acquired Fund then will be liquidated and terminated.

•

In the event that the Acquired Fund’s shareholders approve the Reorganization and the conditions to closing are satisfied, the Reorganization is expected to close and current and future investors will own shares of the Acquiring Fund.

•	No sales load, contingent deferred sales charge, commission, repurchase fee or other transactional fee will be charged as a result of the Reorganization.

•

GSAM will act as investment adviser to the Acquiring Fund. Resource will not be involved with the portfolio management of the Acquiring Fund. While the portfolio management team of the Acquiring Fund will be different than that of the Acquired Fund, the Acquired Fund and the Acquiring Fund have substantially similar investment objectives and similar principal investment strategies.

•

Based upon an opinion of counsel, the Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder or by the Acquired Fund or the Acquiring Fund. The Reorganization will not take place unless both Funds involved in the Reorganization receive a tax opinion from Dechert LLP, counsel to the Acquiring Fund, as described below under the heading “Tax Status of the Reorganization.”

Agreement and Plan of Reorganization

The shareholders of the Acquired Fund are being asked to approve the Plan substantially in the form attached as Exhibit A. The description of the Plan contained herein includes certain material provisions of the Plan.

Determination of Net Asset Value. If the Reorganization is approved, the Acquiring Fund will issue to the Acquired Fund the number of the applicable Acquiring Fund’s shares, including fractional shares, with an aggregate net asset value equal to the net asset value of the applicable Acquired Fund’s shares. The number of full and fractional Acquiring Fund shares shall be determined by dividing: (A) the aggregate value of the Acquired Fund’s net assets by (B) the net asset value of one share of the corresponding Acquiring Fund. The aggregate net asset value of the Acquiring Fund’s shares to be so credited to each corresponding Acquired Fund’s shareholders shall be equal to the aggregate net asset value of the Acquired Fund’s shares owned by the Acquired Fund’s shareholders on the Closing Date.

Conditions to Closing the Reorganization. The obligation of each Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including each Fund’s performance of all of its obligations under the Plan, the receipt of certain documents and financial statements from the Acquired Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 6, 7, and 8 of the Plan). The obligations of the Acquiring Fund and the Acquired Fund are subject to the approval of the Plan by the necessary vote of the outstanding shares of the Acquired Fund with respect to the Reorganization, in accordance with the provisions of the Acquired Fund’s Declaration of Trust. The Funds’ obligations are also subject to the receipt of a favorable opinion of Dechert LLP as to the United States federal income tax consequences of the Reorganization (see Section 8.7 of the Plan). If shareholders of the Acquired Fund do not approve the Reorganization, the Acquired Fund will not be reorganized with and into the Acquiring Fund.

Termination of the Plan. The Resource Fund Board or the Acquiring Fund’s Board of Trustees may terminate the Plan (even if the shareholders of the Acquired Fund have already approved it) at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Plan inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively. The Plan may also be terminated prior to the Closing Date (i) by written consent of each of the parties; (ii) because of a breach of any representation, warranty, covenant or agreement contained in the Plan to be performed at or prior to the Closing Date and failure to cure such breach; (iii) upon the occurrence of an event that has a material adverse effect upon any of the parties; (iv) because of a final, non-appealable order of a federal or state court in effect preventing consummation of the Plan; or (v), if the Reorganization shall not have been consummated by [June 6, 2020 or some later date in the event public solicitations of the shareholders of the Acquired Fund have commenced seeking approval of the Plan and any related approvals].

TAX STATUS OF THE REORGANIZATION

The Reorganization is conditioned upon the receipt by the Acquired Fund and the Acquiring Fund of an opinion from Dechert LLP, counsel to the Acquiring Fund, substantially to the effect that, for federal income tax purposes:

•

The transfer to the Acquiring Fund of all of the Acquired Fund’s assets in exchange solely for the issuance of the Acquiring Fund shares to the Acquired Fund and the assumption of the Acquired Fund’s stated liabilities by the Acquiring Fund (other than those liabilities specifically excluded under the Plan, if any), followed by the distribution of the Acquiring Fund’s shares to the Acquired Fund’s shareholders in complete liquidation of the Acquired Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code and of the type described in section 368(a)(1)(F) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

No gain or loss will be recognized by the Acquired Fund upon (1) the transfer of all of their assets to the Acquiring Fund as described above or (2) the distribution by the Acquired Fund of the Acquiring Fund’s shares to the Acquired Fund’s shareholders in complete liquidation of the Acquired Fund, except for gain or loss that may be required to be recognized upon the transfer of an asset of the Acquired Fund regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

•

The tax basis of each asset of the Acquired Fund in the hands of the Acquiring Fund will be the same as the tax basis of that asset in the hands of the Acquired Fund immediately before the transfer of the asset, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

•

The holding period of each asset of the Acquired Fund in the hands of the Acquiring Fund, other than assets with respect to which gain or loss is required to be recognized, will include the period during which that asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

•

No gain or loss will be recognized by the Acquiring Fund upon their receipt of the Acquired Fund’s assets solely in exchange for shares of the Acquiring Fund and the assumption of the Acquired Fund’s stated liabilities;

•	No gain or loss will be recognized by the Acquired Fund’s shareholders upon the exchange of their Acquired Fund’s shares for the Acquiring Fund’s shares as part of the Reorganization;

•

The aggregate tax basis of the Acquiring Fund’s shares received by the Acquired Fund’s shareholders in the Reorganization will be the same as the aggregate tax basis of the shares of the Acquired Fund’s surrendered in exchange therefor;

•

The Acquired Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will include the holding period of the shares of the Acquired Fund that were surrendered in exchange therefor, provided that the shareholder held the Acquired Fund shares as capital assets on the date of the exchange; and

•	The Acquiring Fund will succeed to and take into account the items of the Acquired Fund as described in Section 381(c) of the Code.

In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of the Acquired Fund and of the Acquiring Fund.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

The foregoing discussion is very general. The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. This discussion does not address any state, local or foreign tax consequences of the Reorganization. You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

COMPARISON OF CHARTER DOCUMENTS OF THE ACQUIRING FUND AND THE ACQUIRED

FUND

The Acquired Fund and the Acquiring Fund are each Delaware statutory trusts. They are also each governed by their own Declaration of Trust and By-laws.

The below table summarizes a number of provisions of the Declaration of Trust and By-laws of the Acquired Fund and the Acquiring Fund, which are in each case subject to any other applicable provision of the governing instruments of the relevant Fund and applicable law. The governing instruments have certain similar provisions, however there are differences that might impact how each Fund is governed. Further information about each Fund’s governance structure is contained in the Fund’s Statement of Additional Information and its governing documents, which are on file with the SEC.

	Resource Real Estate Diversified Income Fund (Acquired Fund)	Goldman Sachs Real Estate Diversified Income Fund (Acquiring Fund)

Voting Rights	Subject to the provisions of Article III, Section 6(d), the Shareholders shall have power to vote only (i) for the election of Trustees, including the filling of any vacancies in the Board of Trustees, as provided in Article IV, Section 1; (ii) with respect to such additional matters relating to the Trust as may be required by this Declaration of Trust, the By-Laws, the 1940 Act or any registration statement of the Trust filed with the Commission; and (iii) on such other matters as the Board of Trustees may consider necessary or desirable. The Shareholder of record (as of the record date established pursuant to Section 5 of this Article V) of each Share shall be entitled to one vote for each full Share, and a fractional vote for each fractional Share. Shareholders shall not be entitled to cumulative voting in the election of Trustees or on any other matter. Shareholders may vote Shares in person or by proxy.	The Shareholders shall have power to vote only (i) for the election or removal of Trustees as and to the extent provided in Section 4.1, (ii) with respect to such additional matters relating to the Trust as may be required by federal law, including the 1940 Act, or any registration of the Trust with the Commission (or any successor agency) or any state and (iii) as the Trustees may otherwise consider necessary or desirable in their sole discretion. Provisions relating to meetings, quorum, required vote, record date and other matters relating to Shareholder voting rights are as provided in the By-Laws.

Shareholder Quorum	Except when a larger quorum is required by applicable law, by the By-Laws or by this Declaration of Trust, thirty-three and one-third percent (33-1/3%) of the Shares present in person or represented by proxy and entitled to vote at a Shareholders’ meeting shall constitute a quorum at such meeting. When a separate vote by one or more Series or classes is required, thirty-three and one-third percent (33-1/3%) of the Shares of each such Series or class present in person or represented by proxy and entitled to vote shall constitute a quorum at a Shareholders’ meeting of such Series or class. Subject to the provisions of Article III, Section 6(d), Article VIII, Section 4 and any other provision of this Declaration of Trust, the By-Laws or applicable law which requires a different vote: (1) in all matters other than the election of Trustees, the	Except when a larger quorum is required by federal law, including the 1940 Act, the presence in person or by proxy of Shareholders owning Shares representing thirty-three and one-third percent (33 1/3%) or more of the total combined votes of all Shares of each Series or Class, or of the Trust, as applicable, entitled to vote shall be a quorum for the transaction of business at a Shareholders’ meeting with respect to such Series or Class or with respect to the entire Trust, respectively. At all meetings of the Shareholders, a quorum being present, the Trustees shall be elected by a vote of a plurality of the votes cast by Shareholders present in person or by proxy and all other matters shall be decided by a majority of the votes cast by Shareholders present in person or by proxy; provided, that if the Declaration of Trust, these By-laws or applicable federal law permits or requires that Shares be voted on any matter by individual Series or

	Resource Real Estate Diversified Income Fund (Acquired Fund)	Goldman Sachs Real Estate Diversified Income Fund (Acquiring Fund)

	affirmative vote of the majority of votes cast at a Shareholders’ meeting at which a quorum is present shall be the act of the Shareholders; (2) Trustees shall be elected by a plurality of the votes cast at a Shareholders’ meeting at which a quorum is present.	Classes, then a majority of the votes cast by the Shareholders of that Series or Class present in person or by proxy shall decide that matter insofar as that Series or Class is concerned; provided, further, that if the matter to be voted on is one for which by express provision of the 1940 Act, a different vote is required, then in such case such express provision shall control the decision of such matter. There shall be no cumulative voting for Trustees. Subject to the provisions of Section 6.2(e) of the Declaration of Trust, only Shareholders of record shall be entitled to vote.

Election of Trustees	The Shareholders may elect Trustees, including filling any vacancies in the Board of Trustees, at any meeting of Shareholders called by the Board of Trustees for that purpose. A meeting of Shareholders for the purpose of electing one or more Trustees may be called by the Board of Trustees or, to the extent provided by the 1940 Act and the rules and regulations thereunder, by the Shareholders.	Shareholders shall not be entitled to elect Trustees except as required by the 1940 Act. To the extent required by the 1940 Act, the Shareholders shall elect the Trustees on such dates as the Trustees may fix from time to time.

Removal of Trustees	Shareholders shall have the power to remove a Trustee only to the extent provided by the 1940 Act and the rules and regulations thereunder. Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner than any of such events, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Any Trustee may resign at any time by written instrument signed by him or her and delivered to any officer of the Trust or to a meeting of the Board of Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some later time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following any such event or any right to damages on account of such events or any actions taken in connection therewith following his or her resignation or removal.	Each Trustee shall hold office for life (or until the attainment of any mandatory retirement age or term limits established by a majority of the Trustees) or until his successor is elected or the Trust terminates, except that (a) any Trustee may resign by delivering to the other Trustees or to any Trust officer a written resignation, which shall be effective upon receipt unless specified to be effective at some other time; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least a majority of the then Trustees or at a meeting by action of at least a majority of the then Trustees, in either case, specifying the effective date of removal; (c) any Trustee who requests to be retired, or is declared bankrupt or has become physically or mentally incapacitated or is otherwise unable to serve, may be retired by a written instrument signed by a majority of the other Trustees, specifying the effective date of retirement; and (d) any Trustee may be removed at any meeting of the Shareholders by a vote of at least two-thirds of the total combined net asset value of all Shares of the Trust issued and outstanding.

Approval of a Consolidation or Merger	Pursuant to an agreement of merger or consolidation, the Trust, or any one or more Series, may, by act of a majority of the Board of Trustees, merge or consolidate with or into one or more business trusts or other business	Without limiting the foregoing, the Trustees shall have the power and authority to cause the Trust (or to act on behalf of the Trust): To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer of any security which is held

	Resource Real Estate Diversified Income Fund (Acquired Fund)	Goldman Sachs Real Estate Diversified Income Fund (Acquiring Fund)
	entities formed or organized or existing under the laws of the State of Delaware or any other state or the United States or any foreign country or other foreign jurisdiction. Any such merger or consolidation shall not require the vote of the Shareholders affected thereby, unless such vote is required by the 1940 Act, or unless such merger or consolidation would result in an amendment of this Declaration of Trust, which would otherwise require the approval of such Shareholders. In accordance with Section 3815(f) of the Delaware Statutory Trust Act of 2002 (12 Del. C. §3801, et seq.), as from time to time amended and including any successor statute of similar import (the “DSTA”), an agreement of merger or consolidation may affect any amendment to this Declaration of Trust or the By-Laws or affect the adoption of a new declaration of trust or by-laws of the Trust if the Trust is the surviving or resulting business trust. Upon completion of the merger or consolidation, the Trustees shall file a certificate of merger or consolidation in accordance with Section 3810 of the DSTA.	in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust.

Trustee Power to Amend Organizational Document

Subject to the provisions of the second paragraph of this Section 5 of this Article VIII, this Declaration of Trust may be restated and/or amended at any time by an instrument in writing signed by a majority of the then Board of Trustees and, if required, by approval of such amendment by Shareholders in accordance with Article V, Section 3 hereof. Any such restatement and/or amendment hereto shall be effective immediately upon execution and approval or upon such future date and time as may be stated therein. The Certificate of Trust of the Trust may be restated and/or amended by a similar procedure, and any such restatement and/or amendment shall be effective immediately upon filing with the Office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein.

Notwithstanding the above, the Board of Trustees expressly reserves the right to amend or repeal any provisions contained in this Declaration of Trust or the Certificate of Trust, in accordance with the provisions of Section 5 of Article III hereof, and all rights, contractual and otherwise, conferred upon Shareholders are

The Declaration of Trust may be restated and/or amended at any time by (i) an instrument in writing signed by a majority of the Trustees then holding office or (ii) adoption by a majority of the Trustees then holding office of a resolution specifying the restatement and/or amendment. Any such restatement and/or amendment hereto shall be effective immediately upon such execution or adoption. No vote or consent of any Shareholder shall be required for any amendment to this Declaration of Trust except (i) as determined by the Trustees in their sole discretion or (ii) as required by federal law, including the 1940 Act, but only to the extent so required. Any officer of the Trust is authorized from time to time to restate this Declaration of Trust into a single instrument to reflect all amendments hereto made in accordance with the terms hereof. The Certificate of Trust of the Trust may be restated and/or amended by any Trustee as necessary or desirable to reflect any change in the information set forth therein, and any such restatement and/or amendment shall be effective immediately upon filing with the Office of the Secretary of the State of Delaware or upon such future date as may be stated therein. Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance provided by Article VII of this Declaration of Trust with respect to any acts or

	Resource Real Estate Diversified Income Fund (Acquired Fund)	Goldman Sachs Real Estate Diversified Income Fund (Acquiring Fund)

	granted subject to such reservation. The Board of Trustees further expressly reserves the right to amend or repeal any provision of the By-Laws pursuant to Article IX of the By-Laws.	omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification and advancement referenced in Article VII of this Declaration of Trust with respect to any actions or omissions of Persons covered thereby prior to such amendment.

Termination of a Trust or Fund

Unless dissolved as provided herein, the Trust shall have perpetual existence. The Trust may be dissolved at any time by vote of a majority of the Shares of the Trust entitled to vote or by the Board of Trustees by written notice to the Shareholders. Any Series may be dissolved at any time by vote of a majority of the Shares of that Series or by the Board of Trustees by written notice to the Shareholders of that Series.

Upon dissolution of the Trust (or a particular Series, as the case may be), the Trustees shall (in accordance with § 3808 of the DSTA) pay or make reasonable provision to pay all claims and obligations of each Series (or the particular Series, as the case may be), including all contingent, conditional or unmatured claims and obligations known to the Trust, and all claims and obligations which are known to the Trust but for which the identity of the claimant is unknown. If there are sufficient assets held with respect to each Series of the Trust (or the particular Series, as the case may be), such claims and obligations shall be paid in full and any such provisions for payment shall be made in full. If there are insufficient assets held with respect to each Series of the Trust (or the particular Series, as the case may be), such claims and obligations shall be paid or provided for according to their priority and, among claims and obligations of equal priority, ratably to the extent of assets available therefor. Any remaining assets (including without limitation, cash, securities or any combination thereof) held with respect to each Series of the Trust (or the particular Series, as the case may be) shall be distributed to the Shareholders of such Series, ratably according to the number of Shares of such Series held by the several Shareholders on the record date for such dissolution distribution.

(a) Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be dissolved at any time by the Trustees (without Shareholder approval). Any Series of Shares may be dissolved at any time by the Trustees (without Shareholder approval). Any Class may be terminated at any time by the Trustees (without Shareholder approval). Any action to dissolve the Trust shall be deemed to also be an action to dissolve each Series, and to terminate each Class.

(b) Notwithstanding anything contained herein to the contrary of this Section 8.2 and in accordance with Section 3808 of the Delaware Act, upon the requisite action by the Trustees to dissolve the Trust or any one or more Series of Shares, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the particular Series as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets of the Trust or of the affected Series to distributable form in cash or Shares (if any Series remain) or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Trust or any applicable Series, ratably according to the number of Shares of the Trust or such Series held by the several Shareholders of the Trust or such Series on the date of distribution. Thereupon, any affected Series shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to such Series shall be canceled and discharged. Upon the requisite action by the Trustees to terminate any Class, the Trustees may, to the extent they deem it appropriate, follow the procedures set forth in this Section 8.2(b) with respect to such Class that are specified in connection with the dissolution and winding up of the Trust or any Series of Shares. Alternatively, in connection with the termination of any Class, the Trustees may treat such termination as a redemption of the Shareholders of such Class effected pursuant to Section 6.2(c) of this Declaration of Trust provided that the costs relating to the termination of such Class shall be included in the determination of the

Resource Real Estate Diversified Income Fund (Acquired Fund)	Goldman Sachs Real Estate Diversified Income Fund (Acquiring Fund)

net asset value of the Shares of such Class for purposes of determining the redemption price to be paid to the Shareholders of such Class (to the extent not otherwise included in such determination). In connection with the dissolution and liquidation of the Trust or any Series and in connection with the termination of any Class, the Trustees may provide for the establishment of a liquidating trust or similar vehicle.

(c) Following completion of winding up of the Trust’s business, the Trustees shall cause a certificate of cancellation of the Trust’s Certificate of Trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee. Upon the filing of such certificate of cancellation, the Trust shall terminate, the Trustees shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to the Trust shall be canceled and discharged.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS

Fundamental Policies

Each Fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. Under the 1940 Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of (i) 67% or more of the shares of the Acquired Fund represented at the meeting, if at least 50% of all outstanding shares of the Acquired Fund are represented at the meeting, or (ii) 50% or more of the outstanding shares of the Acquired Fund entitled to vote at the meeting. The fundamental investment policies of each Fund, as set forth in the table below, are substantially similar, except that the Acquired Fund is prohibited from purchasing securities on margin whereas the Acquiring Fund is not subject to such a prohibition. For a more complete discussion of each Fund’s fundamental investment restrictions, please see the applicable Fund’s statement of additional information.

	Resource Real Estate Diversified Income Fund (Acquired Fund)	Goldman Sachs Real Estate Diversified Income Fund (Acquiring Fund)

Borrowing	The Acquired Fund may not borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) (which currently limits borrowing to no more than 33-1/3% of the value of the Acquired Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any). The Acquired Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

The Acquiring Fund may not borrow money, except as permitted by the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction.

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Fund’s Board (as defined below), after consideration of all of the relevant circumstances.

Senior Securities	The Acquired Fund may not issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Acquired Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Acquired Fund’s total assets).	The Acquiring Fund may not issue senior securities to the extent such issuance would violate applicable law.

Margin	The Acquired Fund may not purchase securities on margin.	—

Underwriting	The Acquired Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public).	The Acquiring Fund may not underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

	Resource Real Estate Diversified Income Fund (Acquired Fund)	Goldman Sachs Real Estate Diversified Income Fund (Acquiring Fund)

Concentration	The Acquired Fund may not invest 25% or more of the market value of its assets in the securities of companies or entities engaged in any one industry or group of industries, except that, under normal circumstances, the Fund will invest over 25% of its net assets in the securities of companies in the real estate industry. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.	The Acquiring Fund may not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (for the purposes of this restriction, the U.S. Government, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries), except that the Fund will invest at least 25% or more of its total assets in the real estate industry.

Commodities	The Acquired Fund may not purchase or sell commodities, unless acquired as a result of ownership of securities or other investments, except that the Fund may purchase and sell forward and futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission (“CFTC”), invest in securities or other instruments backed by or linked to commodities, invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.	The Acquiring Fund may not invest in physical commodities, except that the Fund may invest in currency and financial instruments and contracts in accordance with its investment objective and policies, including, without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, ETFs, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity.

Loans	The Acquired Fund may not make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities in accordance with the Fund’s investment objectives and policies, (c) to the extent the entry into a repurchase agreement, in a manner consistent with the Fund’s investment policies or as otherwise permitted under the 1940 Act, is deemed to be a loan, and (d) by loaning portfolio securities.
The Acquiring Fund may not make loans, except as permitted by the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

Real Estate	The Acquired Fund may not purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in securities that are secured by or represent interests in real estate (e.g., mortgage loans evidenced by notes	The Acquiring Fund may not purchase, hold or deal in real estate, except as permitted by the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

	Resource Real Estate Diversified Income Fund (Acquired Fund)	Goldman Sachs Real Estate Diversified Income Fund (Acquiring Fund)

or other writings defined to be a type of security), mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

Repurchase Program	The Acquired Fund will make quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value (“NAV”) less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined below in its Statement of Additional Information), or the next business day if the 14th day is not a business day.

The Fund has adopted the following fundamental policies in order to repurchase its Shares:

•  On a quarterly basis, in the months of March, June, September and December, the Fund will make an offer to repurchase a designated percentage of the outstanding Shares from shareholders (a “Repurchase Offer”), pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time.

•  The Fund will repurchase Shares that are tendered by a specific date (the “Repurchase Request Deadline”). The Fund’s Board will establish the Repurchase Request Deadline for each Repurchase Offer, but such date may be revised by the Fund’s officers, in their sole discretion, based on factors such as market conditions, the level of the Fund’s assets and shareholder servicing considerations provided that the Board is notified of this change and the reasons for it.

•  There will be a maximum 14 calendar day period (or the next business day if the 14th calendar day is not a business day) between the Repurchase Request Deadline and the date on which the Fund’s net asset value applicable to the Repurchase Offer is determined.

Non-Fundamental Policies

Each Fund’s investment objective, and each Fund’s policy to invest at least 80% of its assets in in real estate and real estate related industry securities (with respect to the Acquired Fund) or in a portfolio of equity and debt investments in issuers that are primarily engaged in or related to the real estate industry (with respect to the Acquiring Fund), is a non-fundamental policy that may be changed by that Fund’s Board of Trustees without prior approval of shareholders.

The Acquired Fund is also subject to certain additional non-fundamental policies regarding the manner in which the Acquired Fund complies with asset coverage and certain other investment limitations, as described below. These non-fundamental policies do not reflect a material difference in the way the Funds are managed, except with regards to short selling. Rather, the Acquiring Fund engages in similar practices in order to comply with applicable law or to address SEC regulatory guidance; however, the Acquiring Fund has not designated such practices as “non-fundamental policies” in its disclosure documents.

Covered Obligations. Consistent with SEC staff guidance, financial instruments that involve obligations to make future payments to third parties will not be viewed as creating any senior security provided that the Acquired Fund covers its obligations as described below. Those financial instruments can include, among others, (i) securities purchased on a when-issued, delayed delivery, and to be announced basis, (ii) futures contracts, (iii) forward currency contracts, (iv) written options, and (v) securities sold short.

Consistent with SEC staff guidance, the Acquired Fund will consider its obligations involving such a financial instrument as “covered” when the Acquired Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (constituting cash, cash equivalents or other liquid portfolio securities) equal to the Acquired Fund’s exposures relating to the financial instrument, as determined on a daily basis. Dedicated Acquired Fund compliance policies and procedures, which the Resource Fund Board has approved, govern the types of transactions that can be deemed to be offsetting transactions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above. The Acquired Fund will seek to value financial instruments on a mark-to-market basis, but may also rely on the instrument’s notional value or upon valuations provided by third party pricing services, subject to the approval of the Resource Fund Board.

Short Selling. The Acquired Fund has no current intent to sell securities short. However, the Acquired Fund may engage in short sales for hedging purposes.

Restrictions and Subsequent Investments. If a restriction involving the Acquired Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Acquired Fund’s assets invested in certain securities or other instruments, or change in average duration of the Acquired Fund’s investment portfolio, resulting from changes in the value of the Acquired Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

MANAGEMENT OF THE ACQUIRING FUND

For purposes of the remainder of this section, the term “Investment Adviser” refers to “GSAM” and the term “Fund” refers to the Acquiring Fund, as would be constituted after the completion of the Reorganization.

The business and affairs of the Fund, including supervision of the duties performed by the Fund’s Investment Adviser, are managed under the direction of its Board. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI. GSAM serves as the Fund’s investment adviser. The principal executive offices of GSAM are at 200 West Street, New York, New York 10282. GSAM has been registered as an investment adviser with the SEC since 1990 and is a subsidiary of The Goldman Sachs Group, Inc., a bank holding company, and an affiliate of GS&Co.

As of [     ], 2019, GSAM and its advisory affiliates acted as investment adviser in respect of approximately $[    ] in assets (including seed capital and assets under supervision).15 GSAM is part of Goldman Sachs’ Consumer and Investment Management Division, which offers a full range of equity, fixed income and money market mutual funds, private investment funds and separately managed accounts, and currently serves a wide range of clients including private and public pension funds, endowments, foundations, banks, insurance companies, corporations, private investors and family groups.

The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions, manages the Fund’s portfolio and is responsible for the Fund’s business affairs and other administrative matters. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including GS&Co. and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio investments. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese Wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund:

•	Supervises all non-advisory operations of the Fund;

•	Provides personnel to perform necessary executive, administrative and clerical services to the Fund;

•

Arranges for the preparation of all required tax returns, reports and notices to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities;

•	Maintains the records of the Fund; and

•	Provides office space and all necessary office equipment and services.

The Investment Management Agreement provides that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Management Agreement relates, except a loss resulting from the Investment Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by the Investment Adviser of its obligations and duties under the Investment Management Agreement.

Management Fee

In consideration of the advisory services provided by the Investment Adviser, the Investment Adviser is entitled to receive a monthly management fee at an annual rate equal to 1.25% of the average daily value of the Fund’s net assets. The Management Fee for any partial month will be appropriately prorated.

[15]	Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion.

[A discussion regarding the Board’s basis for approving the Investment Management Agreement will be available in the Fund’s annual report for the fiscal year ending September 30, 2020.]

GSAM Real Estate Securities Team

The GSAM Real Estate Securities team consists of eight investment professionals with extensive industry experience that focus on all sectors within the global real estate market. The team manages over $4 billion in assets globally across a variety of strategies. The GSAM Real Estate Securities team is part of GSAM and, as such, benefits from insights provided by other specialized investment teams, including the GSAM Fundamental Equity & Fixed Income Teams.

Alternative Investments and Manager Selection Group

The Alternative Investments & Manager Selection (“AIMS”) Group provides investors with investment and advisory solutions across leading hedge fund managers, private equity funds, real estate managers, public equity strategies, and fixed income strategies. The AIMS Group manages globally-diversified programs, targeted sector-specific strategies, customized portfolios, and a range of advisory services. Our investors access opportunities through new fund commitments, fund-of-fund investments, strategic partnerships, secondary market investments, co-investments, and seed capital investments. With over 300 professionals around the world, the AIMS Group provides manager diligence, portfolio construction, risk management, and liquidity solutions to investors, drawing on Goldman Sachs’ market insights and risk management expertise. We extend these global capabilities to some of the world’s leading sovereign wealth funds, pension plans, governments, financial institutions, endowments, foundations, and family offices, for which we invest or advise on over $225 billion of alternative investments, public equity strategies, and fixed income strategies.

Investment Team

The individuals jointly and primarily responsible for the day-to-day management of the Fund are listed below. The Fund’s portfolio managers’ individual responsibilities may differ and may include, among other things, security selection, asset allocation, risk budgeting and general oversight of the management of the Fund’s portfolio.

Name and Title	Fund Responsibility	Years Primarily Responsible	Five-Year Employment History

Nora Creedon Managing Director	Portfolio Manager— Goldman Sachs Real Estate Diversified Income Fund	Since 2020	Ms. Creedon joined GSAM in 2010.

Timothy Ryan, CFA Managing Director	Portfolio Manager— Goldman Sachs Real Estate Diversified Income Fund	Since 2020	Mr. Ryan joined GSAM in 2010.

Sean Brenan Managing Director	Portfolio Manager— Goldman Sachs Real Estate Diversified Income Fund	Since 2020	Mr. Brenan joined GSAM in 2010.

Collin Bell Managing Director	Portfolio Manager— Goldman Sachs Real Estate Diversified Income Fund	Since 2020	Mr. Bell joined GSAM in 1997.

For information about portfolio manager compensation, other accounts managed by the portfolio managers and portfolio manager ownership of securities in the Fund, see “Management of the Fund—Portfolio Managers’ Compensation” in the SAI.

Investment Process

Asset Allocation

The GSAM Real Estate team, in consultation with a working group that includes representatives from AIMS and GSAM Fixed Income, is responsible for deciding the overall asset allocation of the Fund. In establishing the Fund’s allocations, the team analyzes (among other factors) each asset class’s expected returns, cash flow yields, downside risks and relative valuations across all segments of the real estate industry. In allocating Fund assets between equity-oriented real estate investments and debt-oriented real estate investments, the team also considers the current cycle in the broader economic and real estate markets. For listed securities, the GSAM Real Estate Securities team is responsible for security selection. For Private Real Estate Investment Funds, the AIMS team is responsible for external manager selection.

The working group meets as necessary (but no less frequently than monthly) to discuss portfolio asset allocation, performance, and risk metrics, and to evaluate new investment ideas.

Selection of Public Securities

The GSAM Real Estate Securities team selects public securities based on (among other factors) the quality and location of the assets, the experience of the management team and the relative valuation of the security.

When analyzing investment ideas for inclusion to the portfolio, we view REITs as companies and not just collections of assets. The security research process comprises asset tours, management meetings, and extensive analysis of supply/demand dynamics. We place an emphasis on the improvement of cash flow and management quality.

The attributes we consider to generate our investment ideas include:

Real Estate Attributes

•

Quality of the Asset: We visit properties that generate a significant portion of the company’s revenue, or those with identifiable issues or opportunities for value-added activities. From our extensive asset tours and headquarter visits, we examine relative location within a sub-market, competitiveness with its peer set, maintenance and deferred capital items, and indications of tenant satisfaction, and then determine if an asset is being utilized to its highest and best use.

•

Markets (Demand and Supply): We use a variety of research sources to understand the current and prospective supply and demand characteristics of major markets and property types. Our extensive real estate experience allows the team to draw meaningful conclusions from this research. We utilize this data for direct model inputs and for comparisons across markets. Importantly, we leverage the GSAM Fundamental Equity team for read-throughs into demand trends; a team comprised of 80+ investors covering all geographies and sectors and, consequently, the majority of tenants of the real estate companies we assess.

Company Attributes

•

Balance Sheet: We dissect a company’s financial situation using all publicly available information. This encompasses the review of income statements, capital expenses, operating metrics, balance sheets, and financial policies. This information, together with the market assessment and the economic assessments, provides the majority of the inputs to arrive at a company’s current condition. From this information we seek to gauge the company’s overall leverage, complexion of its debt, and liquidity management. Moreover, we leverage the GSAM Fixed Income team for relevant read-throughs on the financing environment.

•

Management: We look for quality management teams whose interests are aligned with shareholders’ interests. We think the best way to judge management is to study how they have historically allocated capital. We also look for consistency of strategy articulated by management and operational efficiency.

Multi-faceted Valuation Approach

We evaluate companies by rebuilding, analyzing and forecasting the financials, and testing our assumptions through meetings and discussions with competitors and third party providers. We believe that emphasizing different valuation metrics depending on the sector or stage of the market cycle is essential. In general, we look to take a multi-faceted valuation approach, considering earnings multiples, net asset values, implied cap rates and dividend yields, while placing an emphasis on long-term cash flows.

Selection of Private Real Estate Investment Funds.

AIMS will select the Private Real Estate Investment Funds based on, among other factors, an evaluation of the portfolio manager of each Private Real Estate Investment Fund, including each portfolio manager’s team, strategy, track record, and market reputation. AIMS generally expects to identify established portfolio managers that are experienced investors.

Broadly speaking, AIMS seeks to identify investment managers that are experienced, thoughtful, and aligned with their investors and that appear positioned to achieve risk/return objectives in an investment strategy that is optimal for the Fund’s portfolio. Importantly, AIMS’ investment process is continually evolving, always informed by performance feedback. The key steps in the investment process are outlined below.

The Investment Adviser selects a dedicated diligence team for each potential portfolio investment that is responsible for an examination of a manager’s strategy, historical risk/return profile and its future capabilities. As the dedicated diligence team begins to undertake its evaluation of the manager, the team is encouraged to seek the counsel of strategy experts from within AIMS, including those who may be focused on investments outside of private real estate investments, and from other parts of Goldman Sachs. In terms of investment approval, proposals from the Investment Adviser’s due diligence team are reviewed and approved by different committees and/or working groups that focus on various aspects of manager diligence, including manager risk. These groups of professionals ultimately approve each investment and appropriate investment size in each manager’s fund.

AIMS’ due diligence process consists of the same bottom-up evaluation process for each potential Private Real Estate Investment Fund, irrespective of whether AIMS previously invested in another fund managed by that Private Real Estate Investment Fund’s manager or whether it is a completely new fund offering in the market.

Fund Fees and Expenses

The Fund shall bear all of its own expenses, including without limitation: the Management Fee; the Distribution and Servicing Fee, as applicable; expenses (including financing, due diligence, travel and other costs) related to the acquisition, holding, monitoring and disposition of the Fund’s portfolio investments; accounting, audit and tax preparation fees and expenses; administrative expenses and fees; legal fees and expenses; transfer agency fees and expenses; custody and escrow fees and expenses; the costs of any errors and omissions/directors and officers liability insurance or any fidelity bond; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Investment Adviser and any custodian or other agent engaged by the Fund; interest expenses; any extraordinary expenses; organizational expenses; and such other expenses as may be approved from time to time by the Board.

With respect to each share class, the Investment Adviser has agreed to reduce or limit “Other Operating Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, distribution and service fees, as applicable, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.354% of the Fund’s average daily net assets attributed to such class for at least one year from the Closing Date. Other Operating Expenses are defined below under the “The Funds’ Fees and Expenses.”

Except as set forth herein or in another agreement between the Fund and the Investment Adviser, the Investment Adviser will bear all of its costs incurred in providing services to the Fund.

Underlying Fund Fees and Expenses

The Fund will indirectly bear, as applicable, the management fees and carried interest allocations (or equivalent) of the Underlying Funds and certain other portfolio investments; the expenses of the Underlying Funds and certain other portfolio investments, including without limitation, investment-related expenses, non-investment related interest expense, administrative expenses and fees and disbursements of attorneys and accountants engaged on behalf of the Underlying Funds and certain other portfolio investments, and other ordinary and extraordinary expenses.

Managers of Private Real Estate Investment Funds generally charge their Private Real Estate Investment Funds (a) a management fee of between 0.5% and 2% of capital committed or assets under management and (b) a performance allocation of between 10% and 50% of net profits after a preferred return or “hurdle rate” of between 6% and 10%. Managers of other portfolio investments may charge similar fees and allocations. These fees and performance allocations, as well as any other expenses incurred by the Private Real Estate Investment Funds and other portfolio investments, will be passed through to the Fund and thereby to Fund shareholders.

Distribution and Servicing Fee and Other Payments

Certain share classes of the Fund will pay to the Distributor a distribution and/or service fee, payable monthly in arrears, based on a percentage of the Fund’s average daily net assets attributed to such share class as set forth below. As used throughout this prospectus, “Distribution and Servicing Fee” shall refer, collectively, to the fee for distribution-related services and the fee for shareholder services. The Distribution and Servicing Fee for any partial month will be appropriately prorated.

Share Class	Distribution Services	Shareholder Services	Maximum Distribution- Related and Shareholder Services
Class A	0.25%	0.25%	0.25%
Class C	0.75%	0.25%	1.00%
Class D	0.50%	0.25%	0.75%
Class I	N/A	N/A	N/A
Class L	0.25%	0.25%	0.50%
Class T	0.75%	0.25%	1.00%
Class U	0.25%	0.25%	0.25%
Class W	0.25%	0.25%	0.25%

The Distributor will pay various Intermediaries substantially all of the Distribution and Servicing Fee, which they will use to compensate their representatives for sales and/or support services (as applicable).

The Distributor, or its affiliates, may directly place certain classes of Shares in the Fund, and for such directly-placed shares, will retain all or a portion of the Distribution and Servicing Fee (as applicable).

The Investment Adviser may pay additional compensation out of its own resources (i.e., not Fund assets) to certain Intermediaries for sales and wholesaling support, and also for other services including due diligence support, account maintenance, provision of information and support services, including distribution and marketing support services.

Other Service Providers

Auditors

[     ], [     ], is the Fund’s independent registered public accounting firm. The Fund’s independent registered public accounting firm may change from time to time.

Custodian and Administrator

[     ], [     ], is the custodian of the Fund’s portfolio securities and cash. The custodian of the Fund may change from time to time. [     ] also maintains the Fund’s accounting records. [     ] may appoint domestic and foreign sub-custodians and use depositories from time to time to hold securities and other instruments purchased by the Fund in foreign countries and to hold cash and currencies for the Fund. [     ] provides administrative services to the Fund pursuant to the Fund administration agreement with the Fund (the “Fund Administration and Accounting Agreement”) pursuant to which [     ] provides certain services, including, among others, (i) preparation of certain shareholder reports and communications; (ii) preparation of certain reports and filings with the SEC; (iii) certain net asset value (“NAV”) computation services; and (iv) such other services for the Fund as may be mutually agreed upon between the Fund and [     ]. For its services, [    ] receives such fees as are agreed upon from time to time between the parties. In addition, [     ] is reimbursed by the Fund for reasonable out-of -pocket expenses incurred in connection with its services.

Transfer Agent

[[     ], [     ] serves as the Fund’s transfer and dividend disbursing agent. Under its transfer agency agreement with the Fund, [     ] has undertaken with respect to the Fund to: (i) record the issuance, transfer and repurchase of shares; (ii) provide purchase and repurchase confirmations and quarterly statements, as well as certain other statements; (iii) provide certain information to the Fund’s custodian and the relevant subcustodian in connection with repurchases; (iv) provide dividend crediting and certain disbursing agent services; (v) maintain shareholder accounts; (vi) provide certain state Blue Sky and other information; (vii) provide shareholders and certain regulatory authorities with tax-related information; (viii) respond to shareholder inquiries; and (ix) render certain other miscellaneous services.

For its transfer agency services, [     ] is entitled to receive a transfer agency fee equal, on an annualized basis, to [     ]% of average daily net assets with respect to each class of Shares. [     ] may pay to certain intermediaries who perform transfer agent services to shareholders a networking or sub-transfer agent fee. These payments will be made from the transfer agency fees noted above and in the Fund’s Prospectus.]

Legal Counsel

The Board has engaged Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036, to serve as the Fund’s legal counsel.

Activities of Goldman Sachs and Its Affiliates and Other Accounts Managed by Goldman Sachs

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to the Fund and will, under certain circumstances, limit the Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, derivatives dealer, lender, counterparty, agent and principal. In those and other capacities, Goldman Sachs and its affiliates advise clients in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets in which the Fund directly and indirectly invests. Thus, it is expected that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Fund. Although management fees paid by the Fund to the Investment Adviser and certain other fees paid to the Investment Adviser’s affiliates are based on asset levels, the fees are not directly contingent on Fund performance, and the Investment Adviser and its affiliates will still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates also provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by the Fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.

The Fund will, from time to time, make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, in accordance with applicable law.

[The Fund may retain an affiliate of the Investment Adviser to serve as a securities lending agent for the Fund. For these services, the lending agent would be entitled to receive a fee from the Fund, including a fee based on the returns earned on such Fund’s investment of the cash received as collateral for the loaned securities. The Board would periodically review reports on portfolio securities loan transactions for which an affiliated lending agent has acted as lending agent.]

[The Fund’s investment objective and investment strategies are similar to those of other accounts managed or sponsored by Goldman Sachs (“Accounts”), and an investment appropriate for the Fund may also be appropriate for those Accounts. This creates potential conflicts in allocating investment opportunities among the Fund and such other Accounts, particularly in circumstances where the availability of such investment opportunities is limited, where the liquidity of such investment opportunities is limited or where co-investments by the Fund and other Accounts are not permitted under applicable law.

The Fund is prohibited under the 1940 Act from participating in certain transactions with its affiliates without the prior approval of the Fund’s independent Trustees and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of the Fund’s outstanding voting securities will be the Fund’s affiliate for purposes of the 1940 Act, and the Fund is generally prohibited from buying or selling any assets from or to, or entering into certain “joint” transactions with such affiliates, absent the prior approval of the Fund’s independent Trustees. The Investment Adviser and its affiliates, including persons that control, or are under common control with, the Fund or the Investment Adviser, are also considered the Fund’s affiliates under the 1940 Act, and the Fund is generally prohibited from buying or selling any assets from or to, or entering into “joint” transactions with, such affiliates without exemptive relief from the SEC.

Subject to applicable law, the Fund may invest alongside Goldman Sachs and its Accounts. In certain circumstances, negotiated co-investments by the Fund and other funds managed by the Investment Adviser may be made only pursuant to an order from the SEC permitting the Fund to do so. The Fund may rely on an exemptive order from the SEC that permits the Fund to participate in negotiated co-investment transactions with certain affiliated funds, whose investment adviser is GSAM, in a manner consistent with its investment objectives, positions, policies, strategies and restrictions, as well as regulatory requirements and pursuant to the conditions required by the exemptive relief. Pursuant to the exemptive relief, the Board may establish criteria, which may be amended, rescinded, suspended or qualified by the Board at any time, describing the characteristics of potential investments that would be within the Fund’s then-current investment objectives and strategies that GSAM should consider as appropriate for co-investment for the Fund and other funds managed by the Investment Adviser. As a result of such order, there could be significant overlap in the Fund’s investment portfolio and the investment portfolios of other funds managed by the Investment Adviser. Pursuant to the exemptive order, among other things the Fund’s independent Trustees must not have any direct or indirect financial interest in the co-investment transaction. Such limitation may restrict the availability of investment opportunities due to the financial interests of the Fund’s independent Trustees. For purposes of this limitation, the Fund does not view an independent Trustee’s investment in an unaffiliated investment vehicle that invests in an investment held by the Fund as an indirect financial interest in a co-investment transaction.

The Fund may also invest alongside other Accounts advised by the Investment Adviser and its affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff guidance and interpretations. For example, the Fund may invest alongside such Accounts consistent with guidance promulgated by the staff of the SEC permitting the Fund and such other Accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the Investment Adviser, acting on the Fund’s behalf and on behalf of its other clients, negotiates no term other than price. The Fund may also invest alongside the Investment Adviser’s other clients as otherwise permissible under SEC staff guidance and interpretations, applicable regulations and the allocation policy of the Investment Adviser.

To address these potential conflicts, the Investment Adviser has developed allocation policies and procedures that provide that personnel of the Investment Adviser making portfolio decisions for Accounts will make purchase and sale decisions and allocate investment opportunities among Accounts consistent with its fiduciary obligations. To the extent permitted by applicable law, these policies and procedures may result in the pro rata allocation of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in many other cases the allocations reflect numerous other factors as described below. There will be cases where certain Accounts receive an allocation of an investment opportunity when the Fund does not and vice versa.

Personnel of the Investment Adviser involved in decision-making for Accounts may make allocation related decisions for the Fund and other Accounts by reference to one or more factors, including: the Account’s portfolio and its investment horizons, objectives, guidelines and restrictions (including legal and regulatory restrictions); strategic fit and other portfolio management considerations, including different desired levels of investment for different strategies; the expected future capacity of the applicable Accounts; cash and liquidity considerations; and the availability of other appropriate investment opportunities. Suitability considerations, reputational matters and other considerations may also be considered. The application of these considerations may cause differences in the performance of different Accounts that have similar strategies. In addition, in some cases the Investment Adviser may make investment recommendations to Accounts where the Accounts make the investment independently of the Investment Adviser, which may result in a reduction in the availability of the investment opportunity for other Accounts (including the Fund) irrespective of the Investment Adviser’s policies regarding allocation of investments. Additional information about the Investment Adviser’s allocation policies is set forth in Item 6 (“Performance-based Fees and Side-by-Side Management—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.

Control Person

To provide the initial capitalization of the Fund, [    ], an affiliate of Goldman Sachs & Co. LLC, purchased Class [    ] Shares from the Fund in an amount sufficient to satisfy the Fund’s net worth requirements under Section 14(a) of the 1940 Act. Accordingly, [    ] may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Shares. However, it is anticipated that [    ] will no longer be a control person if the Reorganization is consummated.

LEVERAGE

For purposes of the remainder of this section, the term “Investment Adviser” refers to “GSAM” and the term “Fund” refers to the Acquiring Fund, as would be constituted after the completion of the Reorganization.

The Fund may borrow funds or otherwise utilize leverage for a variety of purposes, subject to the limitations of the 1940 Act, as part of the Fund’s investment program, to meet other short-term liquidity needs, including payment of fees and expenses, and to facilitate the Fund’s hedging activities. The terms of the indebtedness incurred by the Fund may require the Fund to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed and guaranteed, measured at the time the indebtedness is incurred. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness measured at the time the indebtedness is incurred. The Fund may also utilize indebtedness in excess of such limit for temporary purposes such as the settlement of transactions.

The Fund may use leverage opportunistically, though not at all times, and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, based on the Investment Adviser’s assessment of market conditions and the investment environment, and the costs that the Fund would incur as a result of such leverage. There is no assurance that the Fund will utilize any form or combination of leverage.

Lenders in respect of any indebtedness of the Fund would have the right to receive interest on and repayment of principal of any such indebtedness, which right will be senior to those of the shareholders. If the Fund utilizes indebtedness, the shareholders will bear the offering costs of the issuance of any indebtedness. In addition, the Fund expects that any credit facility that it enters into, or any notes that it issues, would contain provisions limiting certain activities of the Fund, including payments to shareholders in certain circumstances. The Fund may be required to pledge all or a portion of its assets under the terms of any such credit facility.

The use of leverage can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV to a greater extent than if the Fund did not utilize leverage. A reduction in the Fund’s NAV, market price and distributions may cause a reduction in the market price of its Shares.

Certain types of leverage by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements.

In addition, the Fund may invest in derivatives, reverse repurchase agreements and economically similar transactions that have economic characteristics similar to leverage. To the extent the terms of such transactions obligate the Fund to make payments, the Fund intends to earmark or segregate cash or liquid securities to cover its obligations in accordance with applicable interpretations of the staff of the SEC. Such segregation or cover is intended to provide the Fund with available assets to satisfy its obligations under such transactions. As a result of such segregation or cover, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or included in calculating the aggregate amount of the Fund’s financial leverage. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. To the extent that the Fund’s obligations under such transactions are not so segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to asset coverage requirements.

ADDITIONAL INFORMATION ABOUT THE FUND

For purposes of the remainder of this section, the term “Investment Adviser” refers to “GSAM” and the term “Fund” refers to the Acquiring Fund, as would be constituted after the completion of the Reorganization.

Description of Shares

The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust and a Declaration of Trust, each dated as of December 2, 2019. The Fund’s Declaration of Trust authorizes the issuance of an unlimited number of Shares of beneficial interest of each class. If and whenever Preferred Shares are outstanding, the holders of Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. Subject to the rights of the holders of Preferred Shares, each Shares will be entitled to receive, according to its respective rights, a pro rata portion of the Fund’s assets available for distribution for the applicable class. Shares have no conversion, preemptive or other subscription rights. Each whole Share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share will be entitled to a proportionate fractional vote. However, to the extent required by the 1940 Act or otherwise determined by the Board, classes of the Fund will vote separately from each other. The Declaration of Trust provides that the Board shall have the power to repurchase Shares and provide shareholders with the right to exchange Shares of any class for Shares of one or more other classes in the manner and on the terms described herein.

The Board may classify or reclassify any issued or unissued Shares of the Fund into shares of any class by redesignating such Shares or by setting or changing in any one or more respects, from time to time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of repurchase of such Shares. Any such classification or reclassification will comply with the provisions of the Declaration of Trust and the 1940 Act. Any additional offerings of shares, including Preferred Shares, will require approval by the Fund’s Board. Any additional offering of Shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current NAV, exclusive of sales load, except in connection with an offering to existing holders of Shares or with the consent of a majority of the Fund’s outstanding voting securities.

Preferred Shares. Although the Fund has no intention of issuing Preferred Shares within one year of the date of this Prospectus, the Fund may offer Preferred Shares as a means of providing leverage to the Fund as a means of providing leverage to the Fund in an aggregate amount of up to 50% of the Fund’s Managed Assets immediately after such issuance. Shareholders will not have any preemptive rights to purchase any Preferred Shares that may be issued.

Furthermore, while any Preferred Shares or debt securities are outstanding, the Fund may be prohibited from making distributions to shareholders unless it meets the applicable asset coverage ratio at the time of the distribution.

By way of clarification, Preferred Shares are not considered “Shares,” as such term is used in this prospectus.

Distributions

The Fund must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term gain) to qualify for the special tax treatment available to RICs. The Fund is also required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a 4% nondeductible federal excise tax. Prohibitions on dividends and other distributions on the Shares could impair the Fund’s ability to qualify as a RIC under the Code.

If the Fund is precluded from making distributions on the Shares because of any applicable asset coverage requirements, the terms of the preferred shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed for the Fund to meet the distribution requirements for qualification as a RIC for U.S. federal income tax purposes, will be paid to the holders of the preferred shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of the shares.

If the Fund failed to qualify as a RIC for U.S. federal income tax purposes or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its Shareholders, and all distributions out of earnings and profits would be taxed to Shareholders as ordinary dividend income. Requalifying as a RIC could subject the Fund to significant tax costs. See “Material U.S. Federal Income Tax Considerations” in the SAI.

The Fund currently intends to make regular quarterly cash distributions of all or a portion of its net investment income to Shareholders. In addition, the Fund may occasionally make a distribution at a time when it is not normally made. The Fund will pay Shareholders at least annually all or substantially all of its net investment income after the payment of interest, fees or dividends, if any, owed with respect to any forms of leverage used by the Fund. The Fund intends to pay any capital gains distributions at least annually.

The U.S. federal income tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. In light of the Fund’s investment policies, the Fund anticipates that the 1940 Act will require it to accompany each quarterly distribution with a statement setting forth the estimated source (as between net income, capital gains and return of capital) of the distribution made. The Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate U.S. federal income tax characterization of the Fund’s distributions made in a calendar or fiscal year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a calendar or taxable year in an amount that exceeds the Fund’s net investment company taxable income and net capital gains for the relevant taxable year. In such situations, if a distribution exceeds the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), such distribution would generally be treated as a tax-free return of capital reducing the amount of a Shareholder’s tax basis in such Shareholder’s Shares. When you sell your Shares in the Fund, the amount, if any, by which your sales price exceeds your basis in the Fund’s Shares is gain subject to tax. Because a return of capital reduces your basis in the Shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the Shares, all other things being equal. To the extent that the amount of any return of capital distribution exceeds the Shareholder’s basis in such Shareholder’s Shares, the excess will be treated as gain from a sale or exchange of the Shares. See “Material U.S. Federal Income Tax Considerations” in the SAI.

Various factors affect the level of the Fund’s income, including the asset mix, the average maturity of the Fund’s portfolio, the amount of leverage used by the Fund and the Fund’s use of hedging. To permit the Fund to maintain a more stable quarterly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s NAV (and indirectly benefit the Adviser by increasing its fees) and, correspondingly, distributions from undistributed income will reduce the Fund’s NAV.

Section 19(b) of the 1940 Act and Rule 19b-1 thereunder generally limit the Fund to one long-term capital gain distribution per year, subject to certain exceptions.

Dividend Reinvestment Plan

[Under the Dividend Reinvestment Plan for the Fund, dividends and/or distributions to a holder of a class of Shares will automatically be reinvested in additional Shares of the same class of the Fund. Each registered shareholder may elect to have dividends and distributions distributed in cash (i.e., “opt-out”) rather than participate in the Dividend Reinvestment Plan. For any registered shareholder that does not so elect (each, a “Participant” and collectively, “Participants”), dividends and/or distributions on such shareholder’s Shares will be reinvested by [•] (the “Plan Agent”), as agent for shareholders in administering the Dividend Reinvestment Plan, in additional Shares, as set forth below. Participation in the Dividend Reinvestment Plan is completely voluntary, and may be terminated or resumed at any time without penalty by Internet, telephone or written notice if received and processed by the Plan Agent prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Participants who hold their shares through a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee.]

The Plan Agent will open an account for each holder of a class of Shares under the Dividend Reinvestment Plan in the same name in which such holder of such Shares is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Dividend Reinvestment Plan will receive cash and Participants will receive the equivalent in Common Shares of the share class in which the Participant is invested.

The Plan Agent maintains all Participants’ accounts in the Dividend Reinvestment Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Participants for tax records. Common Shares in the account of each Participant will be held by the Plan Agent on behalf of the Participant in book entry form in the Plan Agent’s name or the Plan Agent’s nominee. Each shareholder proxy will include those Common Shares purchased or received pursuant to the Dividend Reinvestment Plan. The Plan Agent will forward all proxy solicitation materials to Participants and vote proxies for Common Shares held under the Dividend Reinvestment Plan in accordance with the instructions of the Participants.

In the case of shareholders such as banks, brokers or nominees which hold Shares for others who are the beneficial owners, the Plan Agent will administer the Dividend Reinvestment Plan on the basis of the number of Common Shares certified from time to time by the record shareholder and held for the account of beneficial owners who participate in the Dividend Reinvestment Plan.

Any stock dividends or split of Common Shares distributed by the Fund on Common Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Common Shares or other securities, the Common Shares held for each Participant under the Dividend Reinvestment Plan will be added to other Common Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund.] The automatic reinvestment of Dividends will not relieve Participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividend.

Each Participant may terminate his or her account under the Dividend Reinvestment Plan by so notifying the Plan Agent by telephone, through the Internet or in writing prior to the dividend record date. Such termination will be effective immediately if received by the Plan Agent prior to any dividend or distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Upon any withdrawal or termination, the Plan Agent will cause to be delivered to each terminating Participant a statement of holdings for the appropriate number of the Fund’s whole book-entry Common Shares and a check for the cash adjustment of any fractional share at the market value per Common Share as of the close of business on the day the termination is effective less any applicable fee.

The Fund reserves the right to amend or terminate the Dividend Reinvestment Plan upon notice in writing to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. There is no direct service charge to Participants with regard to purchases in the Dividend Reinvestment Plan; however, the Fund reserves the right to amend the Dividend Reinvestment Plan to include a service charge payable by the Participants. Notice will be sent to Participants of any amendments as soon as practicable after such action by the Fund.

All correspondence from a registered owner of Common Shares concerning the Dividend Reinvestment Plan should be directed to the Plan Agent at 1-800-526-7384 or Goldman Sachs Funds, P.O. Box 219711, Kansas City, MO 64121. Participants who hold their Common Shares through a broker or other nominee should direct correspondence or questions concerning the Dividend Reinvestment Plan to their broker or nominee.

Conversion to Open-End Fund

The Trustees may at any time propose conversion of the Fund to an open-end management investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing. In considering whether to submit an open-ending proposal to shareholders, the Trustees might consider, among other factors, any differences in operating expenses between open-end and a closed-end fund like the Fund (due to the expenses of standing ready to effect redemptions), the potentially adverse tax consequences to non-redeeming shareholders once a fund is open-ended, the liquidity of the Fund’s portfolio and the impact of open-ending on portfolio management policies. Approval of conversion of the Fund to an open-end investment company requires: either (a) approval by not less than seventy-five percent (75%) of Shares of each class outstanding, voting separately, or (b) approval by a majority of the Trustees, followed by approval by a majority of outstanding Shares. Such approval is in addition to any vote or consent of the shareholders otherwise required by law. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their next computed NAV less any redemption charge as might be in effect at the time of redemption. If the Fund is converted to an open-end management investment company, it could be required to liquidate portfolio securities to meet requests for redemption. The Fund may have to limit its holdings of illiquid investments and the inflows and outflows of open-end fund shares may alter the options strategies that the Fund may use. If the Fund were to experience significant redemptions as an open-end fund, the decrease in total assets could result in a higher expense ratio and inefficiencies in portfolio management. In this regard, the Fund could reserve the right to effect redemptions in-kind with portfolio securities, which would subject redeeming shareholders to transaction costs in liquidating those securities. The Fund may also impose a redemption fee.

Unlisted Closed-End Interval Fund Structure

The Fund is organized as a continuously offered, diversified closed-end management investment company. Closed-end funds differ from open-end funds in that the shareholders of closed-end funds do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not anticipate that any secondary market will develop for the Shares in the foreseeable future. Accordingly, an investment in the Fund, unlike an investment in a typical closed-end fund, should not be considered to be a liquid investment. In order to provide some liquidity to shareholders, the Fund is operated as an “interval fund” and will conduct quarterly repurchase offers for a limited amount of the Fund’s Shares (expected to be 5%).

The Fund believes that an unlisted closed-end structure is appropriate in light of the long-term nature of the Fund’s strategy and the characteristics of its portfolio because, among other things, certain features of open-end funds (such as daily redemptions, which can necessitate the premature sale of investments) could limit the Fund’s flexibility in implementing its investment strategy. Accordingly, an unlisted closed-end structure is expected to help the Fund achieve its investment objective. The Fund’s NAV per Share may be volatile. As the Shares are not traded, investors will not be able to dispose of their investment in the Fund regardless of the Fund’s performance.

PLAN OF DISTRIBUTION

For purposes of the remainder of this section, the term “Investment Adviser” refers to “GSAM” and the term “Fund” refers to the Acquiring Fund, as would be constituted after the completion of the Reorganization.

The Fund is offering on a continuous basis up to $[    ] of Shares of beneficial interest of the Fund. As discussed below in the “Shareholder Guide” section, certain classes of Shares are subject to initial sales loads and/or contingent deferred sales charges. The minimum initial investment for each class of Shares is also described in the “Shareholder Guide” section. Shares are being offered through GS&Co. at an offering price equal to the Fund’s then current NAV per Share plus any applicable sales charge.

If you purchase the Fund through an Intermediary, the Fund and/or its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

Each prospective investor in the Fund should obtain the advice of his, her or its own legal, accounting, tax and other advisers in reviewing documents pertaining to an investment in the Fund, including but not limited to, this prospectus, the SAI and the Fund’s form of subscription agreement before deciding to invest in the Fund.

The Fund’s form of subscription agreement is governed by the laws of the State of Delaware. The Delaware courts shall have exclusive jurisdiction in relation to the subscription agreement.

The Fund and the Distributor will have the sole right to accept orders to purchase Shares and reserve the right to reject any purchase order in whole or in part. Shareholders will not have the right to redeem their Shares. No market currently exists for the Fund’s Shares. The Fund does not currently intend to list its Shares for trading on any securities exchange, and does not anticipate that a secondary market will develop for its Shares. The Fund operates as an “interval fund,” a type of fund which, in order to provide some liquidity to shareholders, will make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. In connection with any given repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks. See “Principal Risks of the Fund—Repurchase Offers Risk.”

The address of GS&Co. is 200 West Street, New York, New York 10282.

SHAREHOLDER GUIDE

For purposes of the remainder of this section, the term “Investment Adviser” refers to “GSAM” and the term “Fund” refers to the Acquiring Fund, as would be constituted after the completion of the Reorganization.

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund’s Shares.

HOW TO BUY SHARES

Shares Offering

Each class of Shares of the Fund is continuously offered through the Distributor. The Fund and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any purchase order in whole or in part. No market currently exists for the Fund’s Shares. The Fund does not currently intend to list its Shares for trading on any securities exchange, and does not anticipate that a secondary market will develop for its Shares. Neither the Investment Adviser, nor the Distributor, intends to make a market in the Fund’s Shares.

The Fund offers Class A shares, Class C shares, Class D shares, Class I shares, Class L shares, Class U shares, Class T shares and Class W shares through different prospectuses. The decision as to which class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. You should contact the Intermediary through whom you purchased your Shares to discuss which share class option is right for you. Note: Intermediaries may receive different compensation for selling different share classes.

How Can I Purchase Shares Of The Fund?

You may purchase shares of the Fund through certain intermediaries that have a relationship with GS&Co., including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”). Certain Intermediaries have been authorized by the Fund to accept purchase or repurchase orders on behalf of the Fund for their customers (“Authorized Institutions”), and if approved by the Fund, may designate other financial intermediaries to accept such orders. You should contact your Intermediary to learn whether it is authorized to accept orders on behalf of the Fund (i.e., an Authorized Institution). In order to make an initial investment in the Fund you must furnish to your Intermediary the information in the account application.

To open an account, contact your Intermediary. Customers of an Intermediary will normally give their order instructions to the Intermediary, and the Intermediary will, in turn, place the order with the Transfer Agent. Intermediaries are responsible for transmitting accepted orders and payments to the Transfer Agent within the time period agreed upon by them and will set times by which orders and payments must be received by them from their customers. The Fund, Transfer Agent, Investment Adviser and their affiliates will not be responsible for any loss in connection with orders that are not transmitted to the Transfer Agent by an Intermediary on a timely basis.

The Fund will be deemed to have received an order for purchase or repurchase of Fund Shares when the order is accepted in “proper form” by the Transfer Agent (or, if applicable, by an Authorized Institution) on a business day, and the order will be priced at the Fund’s current NAV per share (adjusted for any applicable sales charge) next determined after acceptance by the Transfer Agent (or, if applicable, by an Authorized Institution). For shareholders that place trades directly with the Fund’s Transfer Agent, proper form generally means that specific trade details and customer identifying information must be received by the Transfer Agent at the time an order is submitted. Intermediaries of the Fund may have different requirements regarding what constitutes proper form for trade instructions. Please contact your Intermediary for more information.

For purchases by check, the Fund will not accept checks drawn on foreign banks, third party checks, temporary checks, cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, traveler’s cheques or credit card checks. In limited situations involving the transfer of retirement assets, the Fund may accept cashier’s checks or official bank checks.

What Is My Minimum Investment In The Fund?

The following investment minimums must be met with respect to investments in each class of Shares (as applicable):

	Initial	Additional
Regular Accounts	$2,500	$1,000

Retirement Plan Accounts	1,000	1,000

Automatic Investment Plan Accounts	250	100

The minimum investment requirement for each class may be waived for: (i) GS&Co. or its affiliates (including the Fund) or their respective Trustees, officers, partners, directors or employees (including retired employees and former partners), as well as certain individuals related to such investors, including spouses or domestic partners, minor children including those of their domestic partners, other family members residing in the same household, and/or financial dependents, provided that all of the above are designated as such with an Intermediary or the Fund’s Transfer Agent; (ii) advisory clients of Goldman Sachs Private Wealth Management and accounts for which The Goldman Sachs Trust Company, N.A. acts in a fiduciary capacity (i.e., as agent or trustee); (iii) certain “wrap” programs at the discretion of the Fund’s officers; and (iv) other investors at the discretion of the Fund’s officers. No minimum amount is required for additional investments in such accounts.

What Should I Know When I Purchase Shares Through An Intermediary?

If shares of the Fund are held in an account maintained and serviced by your Intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by your Intermediary, and not by the Fund and its Transfer Agent. Since the Fund will have no record of your transactions, you should contact your Intermediary to purchase or repurchase shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares from an account with one Intermediary to an account with another Intermediary involves special procedures and may require you to obtain historical purchase information about the shares in the account from your Intermediary. If your Intermediary’s relationship with GS&Co. is terminated, and you do not transfer your account to another Intermediary, the Fund reserves the right to repurchase your shares. The Fund will not be responsible for any loss in an investor’s account or tax liability resulting from such a repurchase.

Intermediaries that invest in shares on behalf of their customers may charge brokerage commissions or other fees directly to their customer accounts in connection with their investments. You should contact your Intermediary for information regarding such charges, as these fees, if any, may affect the return such customers realize with respect to their investments.

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Intermediaries to promote the sale, distribution and/or servicing of shares of the Fund and other funds managed by the Investment Adviser and/or certain of its advisory affiliates (“Goldman Sachs Funds”). These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Fund. The payments are in addition to the distribution and service fees and sales charges described in the Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to the Fund’s inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; the provision of analytical or other data to the Investment Adviser or its affiliates relating to sales of shares of the Fund and other Goldman Sachs Funds; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds, including provision of consultative services to the Investment Adviser or its affiliates relating to marketing and/or sale of shares of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, sponsor various sponsor various trainings and educational programs and reimburse investors for certain expenses incurred in connection with accessing the Fund through portal arrangements. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Fund, may also compensate Intermediaries for sub-accounting, sub-transfer agency, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Intermediaries may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services.

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by an Intermediary may differ for different Intermediaries. The presence of these payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend the Fund based, at least in part, on the level of compensation paid. You should contact your Intermediary for more information about the payments it receives and any potential conflicts of interest.

You may be required to pay a commission directly to a broker or financial intermediary for effecting transactions in Class I Shares. In addition to Class I Shares, the Fund also offers other classes of shares to investors. Not all Intermediaries offer all classes of shares. These other share classes are subject to different fees and expenses (which affect performance) and are entitled to different services than Class I Shares. Information regarding these other share classes is included in the Prospectus for the applicable share class and may also be obtained from your Intermediary (if your Intermediary offers more than one class of shares) or from GS&Co. by calling the number on the back cover of the Prospectus.

What Else Should I Know About Share Purchases?

The Fund reserves the right to:

•

Refuse to open an account or require an Intermediary to refuse to open an account if you fail to (i) provide a taxpayer identification number, a Social Security Number or other government-issued identification (e.g., for an individual, a driver’s license or passport); or (ii) certify that such number or other information is correct (if required to do so under applicable law).

•	Reject or restrict any purchase order by a particular purchaser (or group of related purchasers) for any reason in its discretion.

•	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Investment Adviser.

•	Provide for, modify or waive the minimum investment requirements.

•	Modify the manner in which shares are offered.

•	Modify the sales charge rate applicable to future purchases of shares.

Shares of the Fund are only registered for sale in the United States and certain of its territories. Generally, shares of the Fund will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended (“Securities Act”).

The Fund may allow you to purchase shares through an Intermediary with securities instead of cash if consistent with the Fund’s investment policies and operations and approved by the Investment Adviser.

Notwithstanding the foregoing, the Fund and GS&Co. reserve the right to reject or restrict purchase requests from any investor. The Fund and GS&Co. will not be liable for any loss resulting from rejected purchase orders.

Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of the Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law.

Customer Identification Program. Federal law requires the Fund to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information for each investor who opens an account directly with the Fund. Applications without the required information may not be accepted by the Fund. Throughout the life of your account, the Fund may request updated identifying information in accordance with their Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their Customer Identification Program, the Fund reserves the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily repurchase an investor’s shares and close an account in the event that the Fund is unable to verify an investor’s identity or are unable to obtain all required information. The Fund and its agents will not be responsible for any loss or tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and repurchasing an investor’s shares pursuant to their Customer Identification Program.

How Are Shares Priced?

The price you pay when you buy Shares is the Fund’s next-determined NAV per share (as adjusted for any applicable sales charge) after the Transfer Agent (or, if applicable, an Authorized Institution) has received and accepted your order in proper form. The price you receive when the Fund repurchases your Shares may be reduced by any applicable charges (e.g., CDSCs). The NAV per share of each class is generally calculated as follows:

NAV per Share =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class

The Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing services or securities dealers. If accurate quotations are not readily available, if the Fund’s fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate the Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under valuation procedures established by the Board. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale. Cases where there is no clear indication of the value of the Fund’s investments include, among others, situations where a security or other asset or liability does not have a price source or a price is unavailable.

Equity securities listed on an exchange are generally valued at the last available sale price on the exchange on which they are principally traded. To the extent the Fund invests in foreign equity securities, “fair value” prices will be provided by an independent third-party pricing (fair value) service in accordance with the fair value procedures approved by the Board. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV.

Fixed income securities are generally valued on the basis of prices (including evaluated prices) and quotations provided by pricing services or securities dealers. Pricing services may use matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities, to determine current value.

Investments in open-end registered investment companies (if any), excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in CEFs and ETFs will generally be valued at the last sale price or official closing price on the exchange on which they are principally traded.

If market quotations are not readily available (as is generally the case with respect to Private Real Estate Investment Funds, Non-Traded REITs and other investment vehicles for which no secondary market exists (collectively, “Non-Traded Funds”)), investments are valued at fair value as determined by the Board. As a general matter, fair value represents the amount that the Fund could reasonably expect to receive if the Fund’s investment in the security were sold at the time of valuation, based on information reasonably available at the time the valuation is made and that the Board believes to be reliable. The Board has delegated to the Fund’s Valuation Committee the day to day responsibility for determining these fair values in accordance with the policies it has approved, which acts under the Board’s supervision. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to estimate the fair value of its investment in each Non-Traded Fund using the NAV provided by the general partner or manager of the Non-Traded Fund, which is expected to be calculated in a manner consistent with the principles of Financial Accounting Standards Board, Topic 946. To determine the NAV of the Fund with respect to investments in Non-Traded Funds, the Fund relies on information that it receives from the Non-

Traded Fund, adjusted on a daily basis, based on market movement of proxy securities or indices. The Fund will consider whether any further adjustment is necessary based on available information, including additional information received from the Non-Traded Fund and any other information that the Investment Adviser deems pertinent.

The Board has approved procedures pursuant to which the Fund will value its investments and ensure that valuations of Non-Traded Fund interests meet the relevant criteria to rely on the practical expedient methodology. The Board has delegated to the Investment Adviser general responsibility for determining, in accordance with such procedures, the value of such investments. The Investment Adviser may rely upon any valuations provided to it by Non-Traded Funds, but is not obligated to do so. To the extent the Investment Adviser so relies, and the Non-Traded Fund does not fully and completely accrue for any taxes expected to be borne by entities under its control, the Investment Adviser will not be able to reflect such taxes in the audited financial statements it provides to shareholders. In addition, the Investment Adviser may or may not value the Non-Traded Funds consistently with how the same or similar investments are valued by Goldman Sachs. The Investment Adviser shall also have discretion to assess the Non-Traded Funds and to assign values as it believes are reasonable, and to adjust valuations of the Non-Traded Funds based on hedging activities undertaken by the Fund. The Investment Adviser shall also have the discretion to use other valuation methods that it determines, in its discretion, are fair and reasonable. Since there is no established market for Non-Traded Funds, the valuation of Non-Traded Funds is difficult and not without uncertainty and may not necessarily reflect the valuation of their respective underlying assets.

Other Information Regarding Valuation

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.

One effect of using an independent third-party pricing (fair value) service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund Shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Please note the following with respect to the price at which your transactions are processed:

•

NAV per share of each share class is generally calculated by the Fund’s fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. This occurs after the determination, if any, of the income to be declared as a dividend.

•

The Fund reserves the right to reprocess purchase (including dividend reinvestments) and repurchase transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

•	The Fund reserves the right to advance the time by which purchase orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and Shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets is stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Fund may, but is not required to, open for purchase transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call the appropriate phone number located on the back cover of the Prospectus.

Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or tender for repurchase Fund Shares.

The Fund relies on various sources to calculate its NAV. The ability of the Fund’s fund accounting agent to calculate the NAV per share of each share class of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.

When Will Shares Be Issued And Dividends Begin To Be Accrued?

Dividends or distributions that are declared daily and paid quarterly will begin to be accrued as follows:

•	Shares Purchased by Federal Funds Wire or ACH Transfer:

•

If a purchase order is received in proper form before the Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares on the later of (i) the business day after payment is received, or (ii) the day that the federal funds wire is received by The Northern Trust Company. Failure to provide payment on settlement date may result in a delay in accrual.

•

If a purchase order is placed through an Intermediary that settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing dividends on the NSCC settlement date.

•	Shares Purchased by Check:

•

If a purchase order is received in proper form before the Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares no later than two business days after payment is received.

Other dividends or distributions will be distributed annually as a declared event and paid to shareholders of record on the record date for such events.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, CLASS L, CLASS T, AND CLASS U SHARES

What Is The Offering Price Of Class A, Class L, Class T, And Class U Shares?

The offering price of each class of Shares of the Fund is the next determined NAV per share plus any applicable initial sales charge paid to GS&Co. at the time of purchase of shares. With respect to Class A, Class L, Class T, and Class U Shares, the sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share.

The current sales charges and commissions paid to Intermediaries are as follows:

Class A

Amount of Purchase (including sales charge, if any)	Sales Charge as Percentage of Offering Price		Sales Charge as Percentage of Net Amount Invested		Maximum Dealer Allowance as Percentage of Offering Price*
Less than $100,000	5.75%		6.10%		5.50%
$100,000 up to (but less than) $250,000	4.75		4.99		4.50
$250,000 up to (but less than) $500,000	3.75		3.90		3.50
$500,000 up to (but less than) $1 million	2.50		2.56		2.25
$1 million or more	1.00	**	1.01	**	1.00	***

Class L

Amount of Purchase (including sales charge, if any)	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Net Amount Invested		Maximum Dealer Allowance as Percentage of Offering Price*
Less than $250,000	4.25%	4.44%		3.50%
$250,000 up to (but less than) $500,000	3.25	3.36		2.50
$500,000 up to (but less than) $1 million	2.00	2.04		1.50
$1 million or more	1.25	1.27	***	1.00

Class T

Amount of Purchase (including sales charge, if any)	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Net Amount Invested	Maximum Dealer Allowance as Percentage of Offering Price*
Less than $1,000,000	1.50%	1.52%	0.50%
$1 million or more	0.99	0.99	0.50	***

Class U

Amount of Purchase (including sales charge, if any)	Sales Charge as Percentage of Offering Price		Sales Charge as Percentage of Net Amount Invested		Maximum Dealer Allowance as Percentage of Offering Price*
Less than $100,000	6.50%		6.95%		5.50%
$100,000 up to (but less than) $250,000	5.75		6.10		4.75
$250,000 up to (but less than) $500,000	4.75		4.99		3.75
$500,000 up to (but less than) $1 million	3.75		3.90		2.75
$1 million or more	1.99	**	2.03	**	1.50

*

Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be reallowed to Intermediaries. Intermediaries to whom substantially the entire sales charge is reallowed may be deemed to be “underwriters” under the Securities Act.

**

Purchases of Class A and Class U Shares of $1 million or more may be subject to a CDSC of 0.50% on shares tendered for repurchase within 12 months. For more information about CDSCs, please see “What Else Do I Need To Know About CDSCs?” below.

Different Intermediaries may impose different sales charges. These variations are described in “Exhibit B—Additional Information About Sales Charge Variations, Waivers and Discounts.”

You should note that the actual sales charge that appears in your fund transaction confirmation may differ slightly from the rate disclosed above in the Prospectus due to rounding calculations.

As indicated in the preceding chart, and as discussed further below and in the section titled “How Can The Sales Charge On Class A, Class L, Class T, And Class U Shares Be Reduced?” and in “Exhibit B—Additional Information About Sales Charge Variations, Waivers and Discounts,” you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A, Class L, Class T, or Class U Shares or have those charges waived entirely. To take advantage of these discounts, your Intermediary must notify the Fund’s Transfer Agent at the time of your purchase order that a discount may apply to your current purchases. You may also be required to provide appropriate documentation to receive these discounts, including:

(i) Information or records regarding shares of the Fund or other Goldman Sachs Funds that operate as “interval funds” (“Goldman Sachs Interval Funds”) held in all accounts (e.g., retirement accounts) of the shareholder at all Intermediaries; or

(ii) Information or records regarding shares of the Fund or other Goldman Sachs Funds held at any Intermediary by related parties of the shareholder, such as members of the same family or household.

What Else Do I Need To Know About Class A Shares’ and Class U Shares’ CDSC?

For Class A Shares or Class U Shares, if you tender shares for repurchase within 12 months after the beginning of the month in which the purchase was made, a CDSC of 0.50% may be imposed. The CDSC may not be imposed if your Intermediary agrees with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on repurchases in certain circumstances. See “In What Situations May The CDSC On Class A Shares and Class U Shares Be Waived Or Reduced?” below and, if you hold shares through an Intermediary, see “Exhibit B—Additional Information About Sales Charge Variations, Waivers and Discounts.”

When Are Class A, Class L, Class T, And Class U Shares Not Subject To A Sales Load?

Class A, Class L, Class T, And Class U Shares of the Fund may be sold at NAV without payment of any sales charge to the following individuals and entities:

•

GS&Co., its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which GS&Co. is a general partner, any Trustee or officer of the Fund and designated family members of any of these individuals;

•	Qualified employee benefit plans of GS&Co.;

•	Trustees or directors of investment companies for which GS&Co. or an affiliate acts as sponsor;

•	Any employee or registered representative of any Intermediary (or such Intermediaries’ affiliates and subsidiaries) or their respective spouses or domestic partners, children and parents;

•	Banks, trust companies or other types of depository institutions;

•

Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of the Fund;

•

Employee Benefit Plans, other than Employee Benefit Plans that purchase Class A, Class L, Class T, or Class U Shares through brokerage relationships in which sales charges are customarily imposed. Under such circumstances, Plans will be assessed sales charges as described further in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A, Class L, Class T, And Class U Shares”;

•

Investors who purchase Class A, Class L, Class T, or Class U Shares through an omnibus account sponsored by an Intermediary that has an agreement with the Distributor covering such investors to offer such class(es) without charging an initial sales charge;

•	Insurance company separate accounts that make the Fund available as an underlying investment in certain group annuity contracts;

•

“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;

•	Investment advisers investing for accounts for which they receive asset-based fees;

•	Accounts over which GSAM or its advisory affiliates have investment discretion;

•

Shareholders who roll over distributions from any tax-qualified Employee Benefit Plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified Employee Benefit Plan or tax-sheltered annuity receives administrative services provided by certain third party administrators that have entered into a special service arrangement with GS&Co. relating to such plan or annuity;

•	State sponsored 529 college savings plans;

•	Investors that purchase Class A, Class L, Class T, or Class U Shares through the GS Retirement Plan Plus and Goldman Sachs 401(k) Programs; or

•

Former shareholders of certain funds (including the Acquired Fund) who (i) received shares of the Fund in connection with a reorganization of an acquired fund the Fund, (ii) had previously qualified for purchases of Class A, Class L, Class T, or Class U Shares (as applicable) of the acquired fund without the imposition of a sales load under the guidelines of the applicable acquired fund.

You must certify eligibility for any of the above exemptions on your account application and notify your Intermediary and the Fund if you no longer are eligible for the exemption. You may be eligible for different or additional exemptions based on your Intermediary; see “Exhibit B—Additional Information About Sales Charge Variations, Waivers and Discounts.”

The Fund will grant you an exemption subject to confirmation of your eligibility by your Intermediary. You may be charged a fee by your Intermediary.

How Can The Sales Charge On Class A, Class L, Class T, And Class U Shares Be Reduced?

•

Right of Accumulation: When buying Class A, Class L, Class T, or Class U Shares of the Fund, your current aggregate investment determines the initial sales load you pay. For purposes of determining whether you qualify for a reduced sales charge for Class A, L, T, and/or U Shares of the Fund (as described under “What Is The Offering Price Of Of Class A, Class L, Class T, And Class U Shares?”), Shares of Classes A, L, T, and/or U of any of the Goldman Sachs Interval Funds may be combined under the Right of Accumulation. If the Fund’s Transfer Agent is properly notified, the “Amount of Purchase” in the chart in the section “What Is The Offering Price Of Class A, Class L, Class T, And Class U Shares?” will be deemed to include all Class A, Class L, Class T, or Class U Shares of the Goldman Sachs Interval Funds that were held at the time of purchase by any of the following persons: (i) you, your spouse or domestic partner, your parents and your children; and (ii) any trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account. This includes, for example, any Class A, Class L, Class T, or Class U Shares held at an Intermediary other than the one handling your current purchase. For purposes of applying the Right of Accumulation, shares of the Fund and any other Goldman Sachs Interval Funds purchased by an existing client of Goldman Sachs Private Wealth Management or GS Ayco Holding LLC will be combined with Class A, Class L, Class T, or Class U Shares and other assets held by all other Goldman Sachs Private Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, under some circumstances, Class A, Class L, Class T, or Class U Shares of the Fund and any other Goldman Sachs Interval Fund purchased by partners, directors, officers or employees of certain organizations may be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and, if qualifying, the applicable sales charge level. To qualify for a reduced sales load, you or your Intermediary must notify the Fund’s Transfer Agent at the time of investment that a quantity discount is applicable. If you do not notify your Intermediary at the time of your current purchase or a future purchase that you qualify for a quantity discount, you may not receive the benefit of a reduced sales charge that might otherwise apply. Use of this option is subject to a check of appropriate records. For purposes of determining the “Amount of Purchase,” all Class A, Class L, Class T, or Class U Shares currently held will be valued at their current market value.

•

Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $100,000 or more within a period of 13 months in Class A or Class U Shares, $250,000 or more within a period of 13 months in Class L Shares, or $1,000,000 or more within a period of 13 months in Class T Shares of one or more of the Goldman Sachs Interval Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. Purchases made during the previous 90 days may be included; however, capital appreciation does not apply toward these combined purchases. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge unless the failure to meet the investment commitment is due to the death of the investor. By selecting the Statement of Intention, you authorize the Transfer Agent to escrow and repurchase Class A, Class L, Class T, or Class U Shares in your account to pay this additional charge, as of the next repurchase offer following the expiration of the 13-month period, if the Statement of Intention is not met. You must, however, inform the Transfer Agent (either directly or through your Intermediary) that the Statement of Intention is in effect each time shares are purchased. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Statement of Intention.

Different Intermediaries may have different policies regarding Rights of Accumulation and Statements of Intention. These variations are described in “Exhibit B—Additional Information About Sales Charge Variations, Waivers and Discounts.”

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS C AND CLASS T SHARES

What Is The Offering Price Of Class C Shares And Class T Shares ?

You may purchase Class C Shares of the Fund at the next determined NAV per share without paying an initial sales charge. You may purchase Class T Shares of the Fund at the next determined NAV per share plus an initial sales charge paid to GS&Co. at the time of purchase of shares. However, if you tender for repurchase Class C Shares or Class T Shares such that they will have been held less than twelve months after purchase (measured as of the time of repurchase), a CDSC of 1.00% will normally be deducted from the repurchase proceeds. In connection with purchases by Employee Benefit Plans, where Class C or Class T Shares are tendered for repurchase within 12 months of purchase, a CDSC of 1.00% may be imposed upon the plan sponsor or third party administrator.

Different Intermediaries may impose different sales charges. These variations are described in “Exhibit B—Additional Information About Sales Charge Variations, Waivers and Discounts.”

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Fund in connection with the sale of Class C Shares or Class T Shares, including the payment of compensation to Intermediaries. A commission equal to 1.00% of the amount invested in Class C Shares or Class T Shares is normally paid by the Distributor to Intermediaries.

COMMON QUESTIONS REGARDING CONTINGENT DEFERRED SALES CHARGES

What Else Do I Need To Know About CDSCs

•	The CDSC is based on the lesser of the NAV of the shares at the time of repurchase or the original offering price (which is the original NAV).

•	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.

•	No CDSC is charged on the per share appreciation of your account over the initial purchase price.

•	When counting the number of months since a purchase of Shares was made, all purchases made during a month will be combined and considered to have been made on the first day of that month.

•

To keep your CDSC as low as possible, each time you place a request to sell shares, the Fund will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

In What Situations May The CDSC Be Waived Or Reduced?

The CDSC may be waived or reduced if such shares are tendered for repurchase in connection with:

•	Mandatory retirement distributions or loans to participants or beneficiaries from Employee Benefit Plans;

•	Hardship withdrawals by a participant or beneficiary in an Employee Benefit Plan;

•	The separation from service by a participant or beneficiary in an Employee Benefit Plan;

•	Excess contributions distributed from an Employee Benefit Plan;

•	Distributions from a qualified Employee Benefit Plan invested in the Fund which are being rolled over to an IRA in the same share class of the Fund;

•	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a shareholder, participant or beneficiary in an Employee Benefit Plan;

•	Satisfying the minimum distribution requirements of the Code;

•	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;

•	Repurchase proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion;

•	Tenders for repurchase of Fund Shares held through an Employee Benefit Plan using the Fund as part of a qualified default investment alternative or “QDIA”; or

•	Other repurchases, at the discretion of the Fund’s officers, relating to shares purchased through Employee Benefit Plans.

You may be eligible for different or additional exemptions based on your Intermediary; see “Exhibit B—Additional Information About Sales Charge Variations, Waivers and Discounts.”

COMMON QUESTIONS REGARDING SHARE CLASS EXCHANGES

What Should I Know About Share Class Exchanges?

Upon request, the Fund may, in its discretion, permit a current Fund shareholder to exchange his or her shares to another class of Fund Shares in a non-taxable transaction; provided that such shareholder meets the requirements of the new share class.

HOW TO SELL SHARES

Periodic Repurchase Offers

The Fund has adopted the following fundamental policies, which cannot be changed without shareholder consent, in order to repurchase its Shares:

•

On a quarterly basis, in the months of March, June, September and December, the Fund will make an offer to repurchase a designated percentage of the outstanding Shares from shareholders (a “Repurchase Offer”), pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time.

•

The Fund will repurchase only Shares that are tendered by the Repurchase Request Deadline. The Board will establish the Repurchase Request Deadline for each Repurchase Offer. The Repurchase Request Deadline will ordinarily be on the third Wednesday of the month in which the repurchase occurs but such date may be revised by the Fund’s officers, in their sole discretion, based on factors such as market conditions, the level of the Fund’s assets and shareholder servicing considerations provided that the Board is notified of this change and the reasons for it. The Fund anticipates that the Repurchase Pricing Date for a Repurchase Offer normally will be the same date as the Repurchase Request Deadline for that Repurchase Offer.

•	There will be a maximum 14 calendar day period (or the next business day if the 14th calendar day is not a business day) between the Repurchase Request Deadline and the Repurchase Pricing Date.

The Fund normally will repurchase Shares that are tendered by the Repurchase Request Deadline and accepted for repurchase at the NAV determined as of the Fund’s close of business (which is generally the close of business of The New York Stock Exchange, normally 4:00 p.m. Eastern time) on the Repurchase Pricing Date (minus any applicable CDSC). The Fund may also make discretionary repurchase offers in addition to the quarterly Repurchase Offer period once every two years.

Repurchase Offer Amounts. Each quarter, the Fund’s Board, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a particular Repurchase Offer. The Repurchase Offer Amount will be at least 5% but not more than 25% of the total number of Shares outstanding on the Repurchase Request Deadline. In connection with any given Repurchase Offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares on the Repurchase Request Deadline. If shareholders tender more than the Repurchase Offer Amount for a particular Repurchase Offer, the Board may determine to increase the Repurchase Offer Amount by up to an additional 2% of the Shares outstanding on the Repurchase Request Deadline.

The Fund may not be able to repurchase the entire amount of Shares a shareholder has tendered in a Repurchase Request for a particular Repurchase Offer if the aggregate tenders exceed the Repurchase Offer Amount and, when applicable, the additional up to 2% of Shares offered to be repurchased by the Fund.

Certain shareholders, including Goldman Sachs Private Wealth Management clients and other clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of the Fund’s Shares. Repurchase requests by these shareholders of these Shares of the Fund may cause repurchases to be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased in connection with any Repurchase Offer. See “Shareholder Guide—How to Sell Shares—Oversubscribed Repurchases Offers.”

Repurchase Offer Notices. The Fund will send shareholders or Intermediaries a Repurchase Offer Notice. Intermediaries, in turn, are responsible for providing the Repurchase Offer Notice to their respective customers who are shareholders of the Fund. The Fund will send the Repurchase Offer Notice to shareholders or Intermediaries at least 21 calendar days but not more than 42 calendar days before the Repurchase Request Deadline for a Repurchase Offer. Shareholders who purchase Shares after the mailing of the Repurchase Offer Notice may not receive a hard copy of the Repurchase Offer Notice, but may access the Repurchase Offer Notice via the Fund’s website at www.goldmansachsfunds.com and via the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. The Repurchase Offer Notice will include information about the Repurchase Offer, including:

•	The percentage of the Fund’s Shares to be repurchased.

•	How you may request the Fund to repurchase your Shares.

•	The Repurchase Request Deadline.

•	The Repurchase Pricing Date.

•

The Repurchase Payment Deadline, which is the date by which the Fund will send the payment to shareholders for Shares accepted for repurchase. The date will be not more than 7 calendar days after the Repurchase Pricing Date.

Repurchase Requests. A shareholder may tender all or some of his or her Shares for repurchase. You may withdraw or change a repurchase request at any time up until the Repurchase Request Deadline for a particular Repurchase Offer, but not after that date. Shares properly withdrawn will not thereafter be deemed to be tendered for purposes of the Repurchase Offer. However, withdrawn Shares may be retendered by following the procedures described in this Prospectus prior to the Repurchase Request Deadline. The Repurchase Request Deadline will be strictly observed.

Repurchase Request Deadline. As discussed above, it is anticipated that the Repurchase Request Deadline for each quarterly Repurchase Offer will ordinarily be the Fund’s close of business, which is generally the close of business of the New York Stock Exchange (normally 4:00 p.m., Eastern time, but the New York Stock Exchange may close earlier on certain days) on the third Wednesday of the month in which the repurchase occurs.

The Repurchase Request Deadline will be strictly observed.

Repurchase Pricing Date. The repurchase price of the Shares for a particular Repurchase Offer will be the NAV determined as of the close of the New York Stock Exchange on the Repurchase Pricing Date for that Repurchase Offer (adjusted for any applicable CDSCs). The Fund anticipates that the Repurchase Pricing Date for a Repurchase Offer normally will be the same date as the Repurchase Request Deadline for that Repurchase Offer. In that case, the Fund will set the Repurchase Request Deadline for a time no later than the close of the New York Stock Exchange on that date. The Fund, however, may choose to make the Repurchase Pricing Date for a Repurchase Offer as many as 14 calendar days after the Repurchase Request Deadline for that Repurchase Offer. If that day is not a regular business day, then the Repurchase Pricing Date for that Repurchase Offer will be the following regular business day. The Fund’s NAV may fluctuate between the date you submit your repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline and the Repurchase Pricing Date could be higher or lower than on the date you submit a repurchase request.

The Fund does not presently plan to deduct any repurchase fees from the repurchase proceeds. However, in the future the Board may determine to impose a repurchase fee payable to the Fund to help it defray its expenses of making Repurchase Offers.

Repurchase Payment Deadline. The Fund expects to distribute repurchase proceeds in cash to shareholders between one and three business days and will distribute such repurchase payments, but no later than seven calendar days after each Repurchase Pricing Date.

Oversubscribed Repurchase Offers. The Fund may not be able to repurchase the entire amount of Shares a shareholder has tendered in a repurchase request for a particular Repurchase Offer if the aggregate tenders exceed the Repurchase Offer Amount and, when applicable, the additional up to 2% of Shares (described above) offered to be repurchased by the Fund. The aggregate tenders include Shares that the Fund determines to repurchase as described under “What Else Do I Need to Know About Repurchases?” If Fund shareholders tender more Shares than the Fund decides to repurchase, the Fund will repurchase the tendered Shares on a pro rata basis, rounded down to the nearest .001 of a Share.

If a Repurchase Offer is oversubscribed, shareholders may be unable to liquidate some or all of their investment during that Repurchase Offer. In that case, the shareholder may have to wait until a later Repurchase Offer to tender Shares for repurchase and would be subject to the risk of NAV fluctuations during that period. Shareholders must submit a new repurchase request for that Repurchase Offer. Any subsequent Repurchase Offer may also be oversubscribed.

Suspension or Postponement of Repurchase Offers. The Fund may postpone or suspend Repurchase Offers. A postponement or suspension may occur only if approved by a vote of a majority of the Board, including a majority of the independent Trustees. The Fund or your Intermediary will send you a notice if there is a suspension or postponement of a Repurchase Offer and if a Repurchase Offer is renewed after a suspension or postponement. A suspension or postponement may be done only in limited circumstances. These circumstances include the following:

•	The repurchase of Shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code.

•	During an emergency that makes it impractical for the Fund to dispose of securities it owns or to determine the NAV of the Fund’s Shares.

•	During other periods that the SEC permits the suspension or postponement of offers by the Fund for the protection of its shareholders.

•

If the Fund’s Shares were to be listed on a stock exchange or quoted on an inter-dealer quotation system of a national securities association (such as NASDAQ) and the repurchase would cause the Shares to lose that listing or quotation, or

•

During any period in which the New York Stock Exchange or any other market on which the Fund’s portfolio securities are traded is closed (other than customary weekend or holiday closings) or trading in those markets is restricted.

Repurchase Offers Liquidity Requirement. From the time the Fund or Intermediary sends a Repurchase Offer Notice to shareholders until the Repurchase Pricing Date, the Fund must maintain liquid assets at least equal to the Repurchase Offer Amount. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which they are valued by the Fund, within a period equal to the period between the Repurchase Request Deadline and the Repurchase Payment Date, or which mature by the Repurchase Payment Date.

You may submit a repurchase request either to the Fund directly or through your Intermediary. Customers of an Intermediary will normally give their repurchase instructions to the Intermediary, and the Intermediary will, in turn, place repurchase orders with the Fund. The Fund may transfer repurchase proceeds to an account with your Intermediary. In the alternative, your Intermediary may request that repurchase proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).

When Do I Need A Medallion Signature Guarantee?

Generally, a repurchase request must be in writing and signed by an authorized person with a Medallion signature guarantee if:

•	A repurchase request is made in writing to tender for repurchase Shares in an amount over $50,000, the proceeds of which will be paid by check;

•	You would like the repurchase proceeds sent to an address that is not your address of record; or

•	You would like the repurchase proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Fund. A notary public cannot provide a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated Intermediary to verify instructions. Additional documentation may be required.

What Do I Need To Know About Telephone Repurchase Requests?

The Fund, the Distributor and the Transfer Agent will not be liable for any loss or tax liability you may incur in the event that the Fund accepts unauthorized telephone repurchase requests that the Fund reasonably believes to be genuine. The Fund may accept telephone repurchase instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Intermediaries may submit repurchase requests by telephone. Thus, you risk possible losses if telephone repurchase instructions are not authorized by you.

In an effort to prevent unauthorized or fraudulent repurchase requests by telephone, GS&Co. and DST Asset Manager Solutions, Inc. (“DST”) each employ reasonable procedures specified by the Fund to confirm that such instructions are genuine. The following general policies are currently in effect:

•	Telephone requests are recorded.

•

Proceeds of telephone repurchase requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).

•

For the 30-day period following a change of address, telephone repurchases will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the repurchase proceeds by check during this time period, a repurchase request must be in the form of a written letter with a Medallion signature guarantee.

•

The telephone repurchase option does not apply to Shares held in an account maintained and serviced by your Intermediary. If your Shares are held in an account with an Intermediary, you should contact your registered representative of record, who may make telephone repurchase requests on your behalf.

•	The telephone repurchase option may be modified or terminated at any time without prior notice.

•	The Fund may repurchase via check up to $50,000 in shares requested via telephone.

How Are Repurchase Proceeds Paid?

By Wire: You may arrange for your repurchase proceeds to be paid as federal funds to an account with your Intermediary or to a domestic bank account designated in the current records of the Transfer Agent. In addition, repurchase proceeds may be transmitted through an electronic trading platform to an account with your Intermediary. The following general policies govern wiring repurchase proceeds:

•

Repurchase proceeds will normally be paid in federal funds, between one and two business days (or such other times in accordance with the requirements of your Intermediary) following receipt of a properly executed repurchase request. However, repurchase proceeds may be paid up to seven calendar days following the Repurchase Pricing Date.

•

If you are tendering for repurchase Shares you recently paid for by check or purchased by Automated Clearing House (“ACH”), the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.

•	If the Federal Reserve Bank is closed on the day that the repurchase proceeds would ordinarily be wired, wiring the repurchase proceeds may be delayed until the Federal Reserve Bank reopens.

•

To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions, signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a repurchase in conjunction with the change.

•

None of the Fund, the Investment Adviser or GS&Co. assumes any responsibility for the performance of your bank or Intermediary in the transfer process. If a problem with such performance arises, you should deal directly with your bank or Intermediary.

By Check: You may elect to receive your repurchase proceeds by check. Repurchase proceeds paid by check will be paid to shareholders no later than seven days after the Repurchase Pricing Date. If you are tendering for repurchase Shares you recently paid for by check or ACH, the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.

What Else Do I Need To Know About Repurchases?

The following generally applies to repurchase requests:

•	Additional documentation may be required when deemed appropriate by the Transfer Agent. A repurchase request will not be in proper form until such additional documentation has been received.

•

Intermediaries are responsible for the timely transmittal of repurchase requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of repurchase requests, Intermediaries may set times by which they must receive repurchase requests. Intermediaries may also require additional documentation from you.

The Fund reserves the right to:

•

Repurchase your Shares in the event your Intermediary’s relationship with GS&Co. is terminated, and you do not transfer your account to another Intermediary, or in the event that the Fund is no longer an option in your Employee Benefit Plan or no longer available through your fee-based account with an Intermediary.

•

Repurchase your Shares if your account balance is below the required Fund minimum. The Fund will not repurchase your Shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days prior written notice to allow you to purchase sufficient additional Shares of the Fund in order to avoid such repurchase. Different rules may apply to investors who have established brokerage accounts with GS&Co. in accordance with the terms and conditions of their account agreements.

•

Repurchase your shares in the case of actual or suspected threatening conduct or actual or suspected fraudulent, suspicious or illegal activity by you or any other individual associated with your account.

•	Subject to applicable law, repurchase your Shares in other circumstances determined by the Board to be in the best interest of the Fund.

•

Reinvest any amounts (e.g., dividends, distributions or repurchase proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts.

•	Charge an additional fee in the event a repurchase is made via wire transfer.

The Fund’s repurchases described above will be conducted as part of the Fund’s periodic Repurchase Offers and be subject to the applicable Repurchase Pricing Date and Repurchase Payment Deadline. The Fund will provide the shareholder concerned an advance notice of the Fund’s intention to repurchase the shareholder’s Shares even if not voluntarily tendered.

None of the Fund, the Investment Adviser or GS&Co. will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary repurchase.

Can I Arrange To Have Automatic Investments Made On A Regular Basis?

You may be able to make automatic investments in the Fund through your bank via ACH transfer or via bank draft or through your Intermediary each month. The minimum dollar amount for this service is $250 for the initial investment and $100 per month for additional investments. Forms for this option are available online at www.gsamfunds.com and from your Intermediary, or you may check the appropriate box on the account application.

What Types Of Reports Will I Be Sent Regarding My Investment?

Intermediaries are responsible for providing any communication from the Fund to shareholders, including but not limited to, prospectuses, prospectus supplements, Repurchase Offer Notices, proxy materials and notices regarding the source of dividend payments under Section 19 of the 1940 Act. They may charge additional fees not described in the Prospectus to their customers for such services.

You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement. If your account is held through your Intermediary you will receive this information from your Intermediary.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting your Intermediary or the Fund at the appropriate phone number or address found on the back cover of the Prospectus. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation. If your account is held through an Intermediary, please contact the Intermediary to revoke your consent.

DISTRIBUTION AND SERVICE FEES

What Are The Different Distribution And/Or Service Fees Paid By The Fund’s Shares?

The Fund has adopted a distribution and service plan (the “Plan”) under which certain Share classes (as set forth below) bear distribution and/or service fees paid to GS&Co., some of which GS&Co. may pay to Intermediaries. If the fees received by GS&Co. pursuant to the Plan exceeds its expenses, GS&Co. may realize a profit from this arrangement. GS&Co. generally receives and pays the distribution and service fees on a [quarterly] basis. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

Distribution Fees

Distribution fees are subject to the requirements of Rule 12b-1 under the 1940 Act, and may be used (among other things) for:

•	Compensation paid to and expenses incurred by Intermediaries, GS&Co. and their respective officers, employees and sales representatives;

•	Commissions paid to Intermediaries;

•	Allocable overhead;

•	Telephone and travel expenses;

•	Interest and other costs associated with the financing of such compensation and expenses;

•	Printing of prospectuses for prospective shareholders;

•	Preparation and distribution of sales literature or advertising of any type; and

•	All other expenses incurred in connection with activities primarily intended to result in the sale of Fund Shares.

Service Fees

Service fees may be used (among other things) for personal and account maintenance services, and may be used to make payments to GS&Co., Intermediaries and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Fund. Service fees may also be used for certain shareholder support and administration services.

In connection with the sale of Class C and Class T Shares, GS&Co. normally begins paying distribution and/or service fees on an ongoing basis to Intermediaries after the shares have been held for one year. GS&Co. normally begins accruing distribution and/or service fee for [Class A, Class D, Class L, Class U, and Class W Shares] immediately.

Distribution and/or Service Fee Schedule

Share Class	Distribution Services	Shareholder Services	Maximum Distribution-Related and Shareholder Services
Class A	0.25%	0.25%	0.25%
Class C	0.75%	0.25%	1.00%
Class D	0.50%	0.25%	0.75%
Class I	N/A	N/A	N/A
Class L	0.25%	0.25%	0.50%
Class T	0.75%	0.25%	1.00%
Class U	0.25%	0.25%	0.25%
Class W	0.25%	0.25%	0.25%

TAXATION OF THE ACQUIRING FUND

For purposes of the remainder of this section, the term “Investment Adviser” refers to “GSAM” and the term “Fund” refers to the Acquiring Fund, as would be constituted after the completion of the Reorganization.

GOLDMAN SACHS DOES NOT PROVIDE LEGAL, TAX OR ACCOUNTING ADVICE. EACH PROSPECTIVE INVESTOR SHOULD OBTAIN INDEPENDENT TAX ADVICE BASED ON ITS PARTICULAR SITUATION.

The discussion below and certain disclosure in the SAI provide general tax information related to an investment in Shares of the Fund. Because tax laws are complex and often change, Shareholders should consult their tax advisors about the tax consequences of an investment in the Fund. Unless otherwise noted, the following tax discussion applies only to U.S. Shareholders that hold the Shares as capital assets. A U.S. Shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source.

The Fund will elect to be treated, and intends to qualify each taxable year, as a RIC under Subchapter M of the Code. To qualify under Subchapter M for the favorable tax treatment accorded to RICs, the Fund must, among other things: (1) distribute to its Shareholders in each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and its net tax-exempt income; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each, a “Qualified Publicly Traded Partnership”); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. government securities and securities of other RICs, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is represented by the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships. As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its Shareholders. The Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

If the Fund failed to qualify for the favorable tax treatment accorded to RICs in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its Shareholders, and all distributions out of earnings and profits would be taxed to Shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate Shareholders and (ii) for the dividends received deduction in the case of corporate Shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

A RIC that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such calendar year and 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ending on October 31 of such calendar year, plus any shortfalls from any prior year’s required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required distributions. For these purposes, the Fund will be deemed to have distributed any income or gain on which it paid U.S. federal income tax.

Distributions to Shareholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will generally be taxable to Shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the Shareholder has owned Shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a Shareholder as a return of capital which will be applied against and reduce the Shareholder’s basis in his or her Shares. To the extent that the amount of any such distribution exceeds the Shareholder’s basis in his or her Shares, the excess will be treated by the Shareholder as gain from a sale or exchange of the Shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate Shareholders.

Under recently proposed regulations on which taxpayers are entitled to rely, properly reported dividends paid by the Fund that are attributable to the Fund’s “qualified REIT dividends” (generally, ordinary income dividends paid by a REIT, not including capital gain dividends or dividends treated as qualified dividend income) may be eligible for the 20% deduction described in Section 199A of the Code in the case of non-corporate U.S. common shareholders, provided that certain holding period and other requirements are met by the shareholder and the Fund. There can be no assurance as to what portion of the Fund’s distributions will qualify for such deduction.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares of the Fund pursuant to the Plan. Shareholders receiving distributions in the form of additional Shares of the Fund will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional Shares with a fair market value equal to or greater than net asset value, in which case, such Shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Shares. The additional Shares received by a Shareholder pursuant to the Plan will have a new holding period commencing on the day following the day on which the Shares were credited to the Shareholder’s account.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by Shareholders) on December 31 of the year in which declared.

In general, the sale or other disposition of Shares (except pursuant to a repurchase by the Fund, as described below) will result in capital gain or loss to Shareholders. A holder’s gain or loss generally will be a long-term capital gain or loss if the Shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently eligible for reduced rates of taxation. Losses realized by a holder on the sale or exchange of Shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains, as discussed under “Taxes—Distributions” in the SAI) with respect to such Shares. In addition, no loss will be allowed on the sale or other disposition of Shares if the owner acquires (including pursuant to the Plan) or enters into a contract or option to acquire securities that are substantially identical to such Shares within 30 days before or after the disposition. In such case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

From time to time, the Fund may offer to repurchase its outstanding Shares. Shareholders who tender all Shares held, or considered to be held, by them will be treated as having sold their Shares and generally will realize a capital gain or loss. If a Shareholder tenders fewer than all of its Shares or fewer than all Shares tendered are repurchased, such Shareholder may be treated as having received a taxable dividend upon the tender of its Shares. In such a case, there is a risk that non-tendering Shareholders, and Shareholders who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Shares of the Fund.

The Fund may be required to withhold from all distributions and repurchase proceeds payable to U.S. Shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.

Certain Shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

If a Shareholder (other than a partnership) is not a U.S. Shareholder (other than such a Shareholder whose ownership of Shares is effectively connected with a U.S. trade or business), certain dividends received by such Shareholder from the Fund may be subject to U.S. federal withholding tax. To the extent that Fund distributions consist of ordinary dividends that are subject to withholding, the applicable withholding agent will generally be required to withhold U.S. federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to Shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if they had been received directly by a non-U.S. Shareholder, and that satisfy certain other requirements. It is expected that the Fund will generally make designations of short-term gains, to the extent permitted, but the Fund does not intend to make designations of any distributions attributable to interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors. Net capital gain dividends (that is, distributions of the excess of net long-term capital gain over net short-term capital loss) distributed by the Fund to a non-U.S. Shareholder will not be subject to U.S. federal withholding tax.

The Fund may be required to withhold from distributions to a non-U.S. Shareholder that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the non-U.S. Shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% United States federal withholding tax may apply to any ordinary dividends and other distributions that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. You should consult your own tax advisor regarding FATCA and whether it may be relevant to your ownership and disposition of Shares.

The foregoing tax discussion is for general information only. The provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its Shareholders are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund’s transactions. The foregoing does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. Shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the Medicare tax on net investment income or the U.S. federal alternative minimum tax.

Shareholders are advised to consult with their own tax advisors for more detailed information concerning federal income tax matters.

VOTING RIGHTS AND REQUIRED VOTE

As of the Record Date, there were [    ] shares of beneficial interest of the Acquired Fund issued and outstanding.

All shareholders of record of the Acquired Fund on the Record Date are entitled to vote at the Special Meeting on Proposal 1. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Special Meeting. There are no dissenters’ rights of appraisal in connection with any shareholder vote to be taken at the Special Meeting.

A majority of the votes properly cast in person or by proxy at the Special Meeting is required for the approval of the proposed Reorganization. For Proposal 1, the presence, in person or by proxy, at the Special Meeting of holders of thirty-three and one-third percent (33-1/3%) of the outstanding shares of the Acquired Fund entitled to vote at the Special Meeting (in person or by proxy) constitutes a quorum.

When a proxy is returned as an abstention or “broker non-vote” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares represented by the proxy will be treated as present for purposes of determining a quorum and as votes against Proposal 1. In addition, under the rules of the New York Stock Exchange (“NYSE”), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. The NYSE considers Proposal 1 to be a non-routine matter that affects substantially a shareholder’s rights or privileges. As a result, these shares also will be treated as broker non-votes for purposes of Proposal 1 (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Treating broker non-votes as votes against Proposal 1 may result in Proposal 1 not being approved, even though the votes cast in favor would have been sufficient to approve Proposal 1 if some or all of the broker non-votes had been withheld.

INFORMATION CONCERNING THE SPECIAL MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees, officers and employees of the Acquired Fund, by personnel of the Acquired Fund’s transfer agent, by personnel of GSAM or Goldman Sachs, or by broker-dealer firms. The costs of preparing and printing the Proxy Statement/Prospectus and the solicitation costs incurred in connection with the Reorganization will be borne by GSAM and/or Resource.

Revoking Proxies

You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of the Acquired Fund revoking the proxy, or (iii) attending and voting in person at the Special Meeting.

Other Business

The Acquired Fund’s Board of Trustees knows of no business to be presented for consideration at the Special Meeting other than Proposal 1. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments and Postponements

If, by the time scheduled for the Special Meeting, a quorum of shareholders of the Acquired Fund is not present, the persons named as proxies may propose an adjournment of the Special Meeting to another date and time, and the Special Meeting may be held as adjourned without further notice.

Shareholders’ Proposals

The Acquired Fund is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by the Acquired Fund at [ ] within a reasonable time before the meeting.

Appraisal Rights

If the Reorganization of the Acquired Fund is approved at the Special Meeting, shareholders of the Acquired Fund will not have the right to dissent and obtain payment of the fair value of their shares. Shareholders of the Acquired Fund have no appraisal rights.

OWNERSHIP OF SHARES OF THE ACQUIRED FUND

To the knowledge of the Acquired Fund, as of [    ], the following persons owned of record or beneficially 5% or more of the outstanding shares of the Acquired Fund:

[    ]

1Represents ownership of record rather than beneficial ownership.

The Acquiring Fund had not commenced operations as of [    ], and the Acquiring Fund does not know of any persons who own of record or beneficially 5% or more of any class of the Acquiring Fund’s shares as of that date. [The Goldman Sachs Group, Inc., a Delaware corporation whose principal office is located at 200 West Street, New York, New York 10282, has provided an initial investment in the Acquiring Fund.] For so long as The Goldman Sachs Group, Inc. has a greater than 25% interest in the Acquiring Fund, The Goldman Sachs Group, Inc. may be deemed be a “control person” of the Acquiring Fund for purposes of the 1940 Act.

As of September 30, 2019, the Acquired Fund’s trustees and officers, as a group, owned less than one percent of the outstanding voting securities of the Acquired Fund.

EXPERTS

The financial highlights and financial statements of the Acquired Fund for the past five fiscal years and any semi-annual period, as applicable, are incorporated by reference into this Proxy Statement/Prospectus. The financial highlights and financial statements of the Acquired Fund for its most recent fiscal year end have been audited by [    ], an independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

You can obtain more free information about a Fund from your investment firm or

With respect to the Acquired Fund:

by	calling: 1-855-747-9559

The Acquired Fund’s statement of additional information and shareholder reports are available free of charge at: www.ResourceAlts.com.

With respect to the Acquiring Fund:

by writing to:     Goldman Sachs Funds

            P.O. Box 06050

            Chicago, IL 60606-6306

by calling:         1-800-526-7384

Following the completion of the Reorganization, the Acquiring Fund’s statement of additional information and (when available) shareholder reports will be available free of charge at: [www.gsamfunds.com].

Shareholder reports. Annual and semi-annual reports to shareholders, and quarterly reports filed with the SEC, will (when available) provide information about the Acquiring Fund’s investments. An annual report will (when available) discuss market conditions and investment strategies that significantly affected the Acquiring Fund’s performance during its last fiscal year.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds is available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this ____ day of December, 2019, by and among Goldman Sachs Real Estate Diversified Income Fund, a Delaware statutory trust (the “Acquiring Fund”), and Resource Real Estate Diversified Income Fund, a Delaware statutory trust (the “Acquired Fund”). Goldman Sachs Asset Management, L.P. (“GSAM”), a Delaware limited partnership, joins this Agreement solely for purposes of paragraphs 1.6, 5.1, 9.2, 10.1, 14, 15.1 and 15.5. Resource Real Estate, LLC (“Resource”), a Delaware limited liability company, joins this Agreement solely for purposes of paragraphs 1.2, 1.6, 3.2, 4.1(j), 5.1, 5.4, 8.11, 9.2, 10.1, 14, 15.2 and 15.5.

WHEREAS, the Acquired Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Acquiring Fund will, on or before the Closing Date (as defined in paragraph 1.1 below), be a closed-end management investment company registered under the 1940 Act;

WHEREAS, the Acquiring Fund has had no assets and has carried on no investment activities prior to the date first shown above;

WHEREAS, the following chart shows the Acquiring Fund and its classes of shares of beneficial interest (no par value) (“Acquiring Fund Shares”) and the Acquired Fund with its corresponding classes of shares of beneficial interest (no par value) (“Acquired Fund Shares”):

Acquiring Fund	Acquired Fund
Class A	Class A
Class C	Class C
Class D	Class D
Class I	Class I
Class L	Class L
Class U	Class U
Class T	Class T
Class W	Class W

WHEREAS, throughout this Agreement, the term Acquiring Fund Shares should be read to include each class of shares of the Acquiring Fund and each reference to Acquiring Fund Shares in connection with the Acquired Fund should be read to include each class of the Acquiring Fund that corresponds to the relevant class of the Acquired Fund;

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the “Code”);

WHEREAS, the reorganization and liquidation contemplated hereby will consist of (1) the sale, assignment, transfer and delivery of all of the Assets (as defined in paragraph 1.2 below) of the Acquired Fund to the Acquiring Fund in exchange solely for the Acquiring Fund Shares as described herein, (2) the assumption by the Acquiring Fund of the stated liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Acquired Fund owns Assets that generally are of the character in which the Acquiring Fund is or will be, on or before the Closing Date, permitted to invest;

WHEREAS, the Board of Trustees, including a majority of the Board of Trustees who are not interested persons, of the Acquiring Fund has determined, with respect to the Acquiring Fund, that the sale, assignment, transfer and delivery of the Assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the stated liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders; and

WHEREAS, the Board of Trustees, including a majority of the Board of Trustees who are not interested persons, of the Acquired Fund has determined that the sale, assignment, transfer and delivery of all of the Assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the stated liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund;

NOW, THEREFORE, in consideration of the above recitals and premises and of the covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ACQUIRED FUND STATED LIABILITIES BY THE ACQUIRING FUND AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1. Subject to the requisite approval of the Acquired Fund’s shareholders (“Acquired Fund Shareholders”) and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, transfer and deliver all of its Assets, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor:

(i)

to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares of each class equal in value to the net value of each corresponding class of the Acquired Fund outstanding on the Closing Date (defined below); and

(ii)	to assume the Liabilities of the Acquired Fund, as set forth in paragraph 1.2.

The transactions described in paragraphs 1.1(i) and (ii) shall take place on the date of the Closing provided for in paragraph 3.1 (the “Closing Date”).

1.2. The property and assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, contractual rights and choses in action, copies of all books and records belonging to the Acquired Fund, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, and all interests, rights, privileges and powers, other than the Acquired Fund’s rights under this Agreement on the Valuation Date, as defined in paragraph 2.1 (collectively, “Assets”). The Assets of the Acquired Fund shall be delivered to the Acquiring Fund free and clear of all liens, encumbrances, hypothecations and claims whatsoever and there shall be no restrictions on the full transfer thereof. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on the Statement of Assets and Liabilities of the Acquired Fund prepared on behalf of the Acquired Fund, as of the Valuation Date, in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied from the prior audited period, except for the Acquired Fund’s Excluded Liabilities (as defined below), if any, pursuant to this Agreement (collectively, “Liabilities”). The Acquiring Fund shall assume only those Liabilities of the Acquired Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Acquired Fund. The Acquired Fund will use its best efforts to discharge all known Liabilities prior to or at the Valuation Date to the extent permissible and consistent with its own investment objectives and policies. If prior to the Closing Date, the Acquiring Fund identifies a Liability that the Acquiring Fund and the Acquired Fund mutually agree should not be assumed by the Acquiring Fund, such Liability shall be excluded from the definition of Liabilities hereunder and shall be listed on a Schedule of Excluded Liabilities to be signed by the Acquiring Fund and the Acquired Fund at the Closing (as defined in paragraph 3.1 below) (the “Excluded Liabilities”). Certain Liabilities that would otherwise be listed as Excluded Liabilities may be assumed by the Acquiring Fund, on the condition that the Acquiring Fund be indemnified in writing to its reasonable satisfaction by Resource or Resource America, Inc. against any and all losses, claims, damages or liability to which the Acquiring Fund may become subject as a result of assuming such Liability.

1.3. Immediately following the action contemplated by paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund Shareholders of record with respect to each class of the Acquired Fund, on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 in complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished, with respect to each class of Acquired Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange. The aggregate net asset value of each class of Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders, of each corresponding class shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund Shares of that class owned by Acquired Fund Shareholders on the Valuation Date. All issued and outstanding Acquired Fund Shares will simultaneously be redeemed and canceled on the books of the Acquired Fund. The Acquired Fund will be dissolved and terminated in accordance with applicable law as soon as practicable following the Closing Date.

1.4. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund Transfer Agent (as defined in paragraph 3.3 below).

1.5. Any applicable reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund. The Acquired Fund shall file such regulatory reports, tax returns, or other documents on a timely basis.

1.6. No later than ten (10) Business Days19 before the Closing Date, Resource, on behalf of the Acquired Fund, will provide GSAM with a schedule of the Assets held by the Acquired Fund. No later than five (5) Business Days after Resource, on behalf of the Acquired Fund, has provided GSAM with the schedule of the Assets held by the Acquired Fund contemplated by the preceding sentence, GSAM, on behalf of the Acquiring Fund will advise Resource of any investments of the Acquired Fund shown on the Acquired Fund’s schedule of Assets which the Acquiring Fund would not be permitted to hold (i) under its investment objective, principal investment strategies or investment restrictions or (ii) under applicable law. Under such circumstances, to the extent practicable, the Acquired Fund will dispose of such investments prior to the Valuation Date if: (i) requested by the Acquiring Fund, (ii) doing so is permissible and consistent with the Acquired Fund’s own investment objectives and policies and (iii) doing so is permissible and consistent with the fiduciary duties and contractual obligations of Resource, as the investment adviser responsible for the portfolio management of the Acquired Fund. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations to which the Acquiring Fund is or will be subject with respect to such investments, to the extent practicable, the Acquired Fund will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations prior to the Valuation Date if: (i) requested by the Acquiring Fund; (ii) doing so is permissible and consistent with the Acquired Fund’s own investment objectives and policies; and (iii) doing so is permissible and consistent with the fiduciary duties and contractual obligations of Resource, as the investment adviser responsible for the portfolio management of the Acquired Fund. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any Assets, if, in the reasonable judgment of Resource, as the Acquired Fund’s investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund.

1.7. No asset-based distribution fees, early-withdrawal charges, commission, or other transactional fee will be charged by the Acquired Fund as a result of, or in connection with, the Reorganization.

[19]	“Business Day” shall mean a day other than a Saturday, Sunday, or other day on which the New York Stock Exchange in the State of New York is not required or authorized to close.

1.8. Immediately after the Closing Date, the share transfer books relating to the Acquired Fund shall be closed and no transfer of shares shall thereafter be made on such books.

1.9. In connection with the Reorganization, any minimum investment amounts or shareholder eligibility criteria applicable to initial, subsequent or additional investments in the Acquiring Fund shall be waived with respect to the Acquired Fund Shareholders’ initial receipt of Acquiring Fund Shares as part of the Reorganization.

2. VALUATION

2.1. The value of the Assets of the Acquired Fund shall be the value of such Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the Business Day immediately preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures set forth in the then-current policies, prospectus and statement of additional information with respect to the Acquired Fund and the valuation procedures established by the Acquired Fund’s Board of Trustees (such procedures, the “Acquired Fund Valuation Procedures”). The Acquired Fund shall deliver a copy of its valuation report to the Acquiring Fund by 7:00 p.m. Eastern time on the Valuation Date.

2.2. In the event that the Acquiring Fund (or its representative) disputes or disagrees with the valuation of any Assets in accordance with the Acquired Fund Valuation Procedures, and which dispute or disagreement shall only be raised in the case of (i) claims that the Acquired Fund Valuation Procedures were not followed or were incorrectly applied or overridden in a manner inconsistent with industry valuation standards applicable to funds registered under the 1940 Act, (ii) alleged mathematical or calculation errors, or (iii) are being applied in a way that is inconsistent with GAAP or applicable law or regulation (including without limitation the 1940 Act or Regulation S-X under the federal securities laws) the Acquiring Fund (or its representative) shall notify the Acquired Fund (or its representative) of such dispute or disagreement (each of (i)-(iii) being a “Dispute”), and the parties shall work in good faith to attempt to resolve such dispute or disagreement. The Acquired Fund shall promptly submit to the Acquiring Fund (or its representative) for consent to any amendments to the Acquired Fund Valuation Procedures, which consent shall not be unreasonably withheld nor unreasonably delayed. No later than ten (10) Business Days prior to the anticipated Closing Date, the Acquired Fund (or its representative) shall provide the Acquiring Fund (or its representative) with a statement setting forth the then current valuation of the Assets of the Acquired Fund, as of such date, along with supporting documentation, including details regarding the valuation of the Assets (such schedule, together with the supporting detail, the “Closing Schedule of Assets”). In the event that the Acquiring Fund disputes or disagrees with the valuation of any Asset on the Closing Schedule of Assets, and which dispute or disagreement shall only be raised in the case of a Dispute, the Acquiring Fund (or its representative) shall notify the Acquired Fund (or its representative) of such dispute or disagreement no later than five (5) Business Days following the receipt of the Closing Schedule of Assets, and the parties shall work in good faith for five (5) Business Days to attempt to resolve such dispute or disagreement and produce a revised Closing Schedule of Assets which each of the Acquiring Fund and the Acquired Fund shall agree on. In the event the parties are unable to resolve such dispute or disagreement by such time, the Acquiring Fund (or its representative) and the Acquired Fund (or its representative) shall promptly retain an independent third party evaluator of the type described in Rule 17a-8 under the 1940 Act to resolve such dispute or disagreement as soon as practicable. The third party evaluator shall settle the items in dispute and determine the current valuation of the applicable Assets, solely in accordance with the Acquired Fund Valuation Procedures and not in accordance with any other methodology or principles, and produce a Closing Schedule of Assets which shall be final, binding and conclusive on each of the parties, absent manifest error.

3. CLOSING AND CLOSING DATE

3.1. The Closing Date for the Reorganization shall be such date as an authorized officer of each of the parties may agree, which date shall in no event be less than ten (10) Business Days after the respective officers of the parties agree that all conditions in this Agreement and in the Asset Purchase Agreement have been satisfied or waived. Notwithstanding the foregoing sentence, in the event that the date the Closing Date determined in accordance with the preceding sentence would be a day other than a Friday, Closing Date shall be moved to the last Business Day of the week, unless waiting until such day would cause the Closing Date to occur during a period during which an Acquired Fund Shareholder is entitled to request repurchase of Acquired Fund Shares (a “Repurchase Window”). In no event shall the Closing Date be during a Repurchase Window or the ten (10) Business Days following the last day of any Repurchase Window. If the Closing Date would occur during a Repurchase Window and this Agreement has not yet terminated, the Closing Date shall take place eleven (11) Business Days after the last day of the Repurchase Window. All acts taking place at the closing of the Reorganization (the “Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement and in the Asset Purchase Agreement, be deemed to take place simultaneously as of immediately before the opening of business on the Closing Date unless otherwise agreed to by the parties. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP at 787 Seventh Avenue, New York, New York 10019-6099 or at such other place as an authorized officer of each of the parties may agree. The Acquired Fund shall notify the Acquiring Fund of any Asset held by the Acquired Fund in other than book-entry form at least five (5) Business Days prior to the Closing Date.

3.2. The Acquired Fund shall direct MUFG Union Bank, N.A. (“MUFG”), as custodian for the Acquired Fund, and Resource, with respect to any Assets of the Acquired Fund that MUFG has given notice to Resource that it will not take custody of and therefore such Assets must be “self-custodied” by Resource (in such capacity, the “Resource Custodian” and, together with MUFG with respect to such self-custodied assets only, the “Acquired Fund Custodian”), to deliver to the Acquiring Fund (or its representative) at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been delivered in proper form to the Acquiring Fund on the Closing Date and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, or such other certification as shall be agreed by the Acquiring Fund and the Acquired Fund. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to the Acquiring Fund’s custodian (the “Acquiring Fund Custodian”). Such presentation shall be made for examination no later than five (5) Business Days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund (or its representative) as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund Custodian shall deliver to the Acquiring Fund Custodian the Assets of the Acquired Fund as of the Closing Date by book entry or otherwise (as applicable in the context of a particular Asset), in accordance with the customary practices of the Acquired Fund Custodian and of each securities depository or other permitted counterparties, in accordance with Rule 17f-4, Rule 17f-5, Rule 17f-6 or Rule 17f-7, as the case may be, under the 1940 Act. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of same day federal funds on the Closing Date.

3.3. The Acquired Fund shall cause its transfer agent (the “Acquired Fund Transfer Agent”) to deliver to the Acquiring Fund (or its representative), at the Closing, a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of each outstanding class of shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund (or its representative) shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1, (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4 and (c) the information set out in clauses (a) and (b) was provided by the Acquiring Fund’s transfer agent (the “Acquiring Fund Transfer Agent”). At the Closing, the Acquired Fund (or its representative) shall deliver to the Acquiring Fund (or its representative) such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the Acquiring Fund or its counsel may reasonably request.

3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted or (b) trading or the reporting of trading on an Exchange shall be disrupted so that, in the judgment and mutual agreement of an appropriate officer of the Acquiring Fund and an appropriate officer of the Acquired Fund, accurate appraisal of the value of the Assets of the Acquired Fund is impracticable, the Valuation Date and the Closing Date shall be postponed until the first (1st) Business Day after the day when trading shall have been fully resumed and reporting shall have been restored on an Exchange or such later dates as may be mutually agreed in writing by an authorized officer of each party.

3.5. In the event that on the Valuation Date other Assets are not able to be transferred, the Valuation Date and the Closing Date shall be postponed until the day when such other Assets can be transferred or such later dates as may be mutually agreed in writing by an authorized officer of each party.

4. REPRESENTATIONS AND WARRANTIES

4.1. Except as has been fully disclosed to the Acquiring Fund (or its representatives) prior to the date of this Agreement in a written instrument executed by an officer or other representative of the Acquired Fund and acknowledged in writing by an officer or other representative of the Acquiring Fund, the Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a) The Acquired Fund is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with the power under the Acquired Fund’s Declaration of Trust to own all of its Assets and to carry on its business as it is currently conducted. The Acquired Fund is qualified as a foreign association or business trust in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund has all necessary federal, state and local authorizations to own all of its Assets and to carry on its business as currently conducted and to carry out the Reorganization contemplated by this Agreement;

(b) The Acquired Fund is duly registered with the Commission as an investment company classified as a management company of the closed-end type operating as a continuously offered interval fund pursuant to Rule 23c-3 under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect with respect to the Acquired Fund, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Acquired Fund, threatened. All issued and outstanding Acquired Fund Shares have been offered for sale and sold in compliance in all material respects with applicable federal and state securities laws;

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the Reorganization contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) and the Hart-Scott-Rodino Act, which shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Acquired Fund of the Reorganization except for Investment Consents (as defined in paragraph 6.10 below) and approval of shareholders of the Acquired Fund (per paragraph 4.1(mm) below);

(d) The Acquired Fund’s current prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”) and current shareholder reports (true and correct copies of which have been delivered to the Acquiring Fund (or its representative)) and each prospectus, statement of additional information and shareholder report of the Acquired Fund used since September 8, 2016, conform, or conformed at the time of its use, in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include, or did not include at the time of its use, any untrue statement of a material fact or omit to state, or did not omit to state at the time of its use, any material fact relating to the Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under and the time at which they were made, not misleading. The Acquired Fund currently complies in all material respects with the Acquired Fund Prospectus, the requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act and the 1940 Act, state securities laws and all other applicable federal and state laws or regulations and, since September 8, 2016, the Acquired Fund has complied in all material respects with its prospectus and statement of additional information, the requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act and the 1940 Act, state securities laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and, since September 8, 2016, has complied in all material respects with, all of its investment objectives, policies, guidelines and restrictions and compliance procedures. All advertising and sales material used by the Acquired Fund since September 8, 2016, complied, at the time such material was used, with applicable law and the rules and regulations of the Financial Industry Regulatory Authority, Inc. and did not include any untrue statement of a material fact or omit to state any material fact relating to the Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under and the time at which they were made, not materially misleading;

(e) On the Valuation Date, the Acquired Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens, encumbrances, hypothecations and claims whatsoever, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act and the Investment Consents (as defined in paragraph 6.10 below);

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result, in a violation of the Acquired Fund’s Declaration of Trust or By-Laws, the laws of its jurisdiction of organization, or a material violation of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound;

(g) The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquired Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound;

(h) No enforcement action shall have been brought by the Commission, or, to the Acquired Fund’s knowledge, neither the Commission nor its staff has notified the Acquired Fund (or its representative) of an intention to bring or recommend an action for violation of the federal securities laws involving the Acquired Fund. No litigation or administrative proceeding or investigation of or before any court, governmental body or regulatory agency is presently pending, or the Acquired Fund’s knowledge, threatened against the Acquired Fund (or any of the Acquired Fund’s property or assets that, if adversely determined, would materially and adversely affect the Acquired Fund’s financial condition or the conduct of its business or its ability to consummate the Reorganization contemplated by this Agreement. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court, governmental body or regulatory agency which materially and adversely affects the Acquired Fund’s business or its ability to consummate the Reorganization herein contemplated. The Acquired Fund is not in violation of, nor has violated, nor, to the knowledge of the Acquired Fund, is under investigation with respect to or has been threatened to be charged with or given notice of any violation of any applicable law or regulation. The Acquired Fund (A) does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares and (B) does not have outstanding any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business) upon any asset of the Acquired Fund other than a lien for taxes not yet due and payable. Since October 8, 2019, the Acquired Fund: (A) has not incurred any indebtedness, other than in the ordinary course of business consistent with past practice; (B) has not entered into any amendment of its organizational documents, other than as disclosed to the other party; (C) has not changed the Acquired Fund Valuation Procedures, other than as consented to by Acquiring Fund (or its representative) pursuant to paragraph 2.2; and (D) has not entered into any agreement or made any commitment to do any of the foregoing;

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund as of September 30, 2019, have been audited by BBD, LLP, an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund (or its representative)) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund’s reports on Form N-CSR and Form N-CEN and, to the knowledge of the Acquired Fund, no such disclosure will be required following the Closing Date;

(j) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at March 31, 2020 (unaudited) (“Semi-Annual Financial Statements”) are, or will be when sent to Acquired Fund Shareholders in the regular course, in accordance with GAAP consistently applied, and such statements (copies of which have been, or will be, furnished to the Acquiring Fund) present, or will present, fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, including all known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date; it being understood and agreed by the parties that Resource or Resource America, Inc. will use commercially reasonable efforts to provide all necessary assistance in order for the Acquiring Fund to provide such Semi-Annual Financial Statements on a timely basis;

(k) The Acquired Fund (or its representative) will deliver an accurate and complete statement to the Acquiring Fund (or its representative) regarding the total number of Acquired Fund Shares for which the Acquired Fund or its agent received a notice of tender (but was not repurchased) at the close of the repurchase period immediately prior to the Closing Date;

(l) Since September 30, 2019, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business consistent with past practice, or any incurrence by the Acquired Fund of indebtedness maturing more than sixty (60) days from the date such indebtedness was incurred other than indebtedness occurring in the ordinary course of business consistent with past practice. For the purposes of this subparagraph (l), a decline in net asset value per share of Acquired Fund Shares due to declines in market or fair values of Assets held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the repurchase of Acquired Fund Shares by the Acquired Fund shall not constitute a material adverse change;

(m) For each taxable year of its operation ending prior to or on the Closing Date, the Acquired Fund will have declared a dividend or dividends prior to or as of the Valuation Date that, together with all previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income (determined without regard to the deduction for dividends paid) and all of its net capital gains, if any;

(n) For each taxable year of its existence, the Acquired Fund has had in effect an election to be a regulated investment company under Subchapter M of the Code, has satisfied, and, for the taxable year that includes the Closing Date, for that portion of such taxable year ending with the Closing Date, expects to satisfy, all of the requirements of Subchapter M of the Code for treatment as a regulated investment company, and for each such taxable year (or portion thereof), the Acquired Fund has been eligible to compute its federal income tax under Section 852 of the Code. The Acquired Fund will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code. The Acquired Fund has not taken any action, caused any action to be taken, failed to take any action, or caused any failure to take any action which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code. The Acquired Fund does not and will not have any tax liability under Section 4982 of the Code for any period ending on or before the Closing Date. The Acquired Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Acquired Fund. All dividends paid by the Acquired Fund at any time prior to the Closing Date have qualified or will qualify for the deduction for dividends paid as defined in Section 561 of the Code;

(o) Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all federal and other tax returns (including dividend reporting forms and other tax-related reports) that it was required to file, and all such tax returns were complete and accurate in all material respects. The Acquired Fund has not been informed in writing by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any tax return that was not filed and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

(p) The Acquired Fund has timely paid, in the manner prescribed by law, all taxes that were due and payable or that were claimed to be due;

(q) The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of taxes;

(r) The Acquired Fund has not been notified in writing that any examinations of the tax returns of the Acquired Fund are currently in progress or threatened, and, to the knowledge of the Acquired Fund, no such examinations are currently in progress or threatened, and no deficiencies have been asserted or assessed against the

Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to the knowledge of the Acquired Fund, no such deficiency has been proposed or threatened, and there are no levies, liens or other encumbrances related to taxes existing or known to the Acquired Fund to be threatened or pending with respect to the Assets of the Acquired Fund;

(s) The Acquired Fund has no actual or potential liability for any tax obligation of any taxpayer other than itself. The Acquired Fund is not currently and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary tax returns. The Acquired Fund is not a party to any tax allocation, sharing, or indemnification agreement;

(t) The unpaid taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for taxes (excluding accruals and reserves for deferred taxes established to reflect timing differences between book and tax income) set forth on the Statement of Assets and Liabilities rather than in any notes thereto. All taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

(u) The Acquired Fund (or its representative) has delivered to the Acquiring Fund (or its representative) or made available to the Acquiring Fund (or its representative) complete and accurate copies of all tax returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income tax returns all positions taken therein that could give rise to a substantial understatement of federal income tax within the meaning of Section 6662 of the Code;

(v) The Acquired Fund has not undergone, has not agreed to undergo, nor is required to undergo (nor will it be required as a result of the Reorganization to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Fund (including the Acquiring Fund as its successor) will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date; (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

(w) There are (and as of immediately following the Closing there will be) no liens on the Assets of the Acquired Fund relating to or attributable to taxes, except for taxes not yet due and payable;

(x) The tax bases of the Assets of the Acquired Fund are accurately reflected on the Acquired Fund’s tax books and records;

(y) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are not, and on the Closing Date will not be, subject to preemptive or objecting shareholder rights. All of the issued and outstanding Acquired Fund Shares will, on the Valuation Date and at the time of Closing, be held of record by the persons and in the amounts set forth in the records of the Acquired Fund Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3;

(z) The Acquired Fund has all requisite power and authority to enter into this Agreement and to consummate the Reorganization contemplated herein. The execution, delivery and performance of this Agreement, and the Reorganization contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Board of Trustees of the Acquired Fund and no other action or proceedings by the Acquiring Fund are necessary to authorize such execution, delivery and performance of this Agreement, and the Reorganization contemplated herein, other than the approval of the Acquired Fund Shareholders. This Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(aa) The information relating to the Acquired Fund furnished by the Acquired Fund (or its representative) for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that are necessary in connection with the Reorganization contemplated hereby is and will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and regulations thereunder and other applicable laws and regulations applicable thereto;

(bb) As of the date of this Agreement, the Acquired Fund (or its representative) has provided the Acquiring Fund (or its representative) with information available as of the date of this Agreement relating to the Acquired Fund reasonably necessary for the preparation of a prospectus, including the proxy statement of the Acquired Fund (the “Prospectus/Proxy Statement”), to be included in a Registration Statement on Form N-14 of the Acquiring Fund (as the same may be amended or supplemented, the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of shareholders of the Acquired Fund to approve this Agreement. As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, information provided by the Acquired Fund will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under and the time at which such statements were made, not misleading;

(cc) There are no material contracts outstanding to which the Acquired Fund is a party, other than as disclosed in the Acquired Fund Prospectus or in the Registration Statement and those contracts that have otherwise been disclosed to the Acquiring Fund (or its representative). Other than as disclosed to the Acquiring Fund (or its representative) in advance of the Closing Date, the Acquired Fund does not have any material contracts, agreements or other similar commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or that are Liabilities;

(dd) There have been no miscalculations of the net asset value of the Acquired Fund or the net asset value per share of any class of shares of the Acquired Fund since September 8, 2016 that have not been remedied in accordance with industry practice which, individually or in the aggregate, would have a material adverse effect on the Acquired Fund or its Assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act;

(ee) The minute books and other similar records of the Acquired Fund have been made available to the Acquiring Fund (or its representative) prior to the execution of this Agreement and contain a true and complete record in all material respects of all actions taken at all meetings and by all written consents in lieu of meetings of the shareholders and of its Board of Trustees and any committees of the Board of Trustees. The stock transfer ledgers and other similar records of the Acquired Fund have been made available to the Acquiring Fund prior to the execution of this Agreement and accurately reflect all record transfers prior to the execution of this Agreement in the shares of the Acquired Fund. All other books and records of the Acquired Fund have been made available to the Acquiring Fund (or its representative), and are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Acquired Fund;

(ff) The Acquired Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder and such books and records are true and correct in all material respects;

(gg) The Acquired Fund has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act;

(hh) The Acquired Fund has adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder;

(ii) Since September 8, 2016, the Acquired Fund has maintained all material licenses, permits, certificates of authority, orders and approvals of applicable governmental entities that are required to permit the Acquired Fund to carry on its business at such time or as conducted as of the date of this Agreement, and such licenses, permits, certificates of authority, orders and approvals are in full force and effect;

(jj) The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses;

(kk) The Acquired Fund represents that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than as contemplated by this Agreement;

(ll) The Acquired Fund’s investment operations from September 8, 2016 to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus;

(mm) The officers of the Acquired Fund will call a special meeting of shareholders of the Acquired Fund to consider and act upon this Agreement and the Reorganization contemplated hereby and to use commercially reasonable efforts to obtain approval of the Reorganization contemplated herein. Such meeting shall be scheduled at such date that the parties may agree to in writing and will comply with all applicable laws and regulations; and

(nn) Neither the Acquired Fund nor any “affiliated person” (as defined in the 1940 Act) thereof is ineligible to serve as an employee, officer, director, member of an advisory board, investment adviser, depositor or principal underwriter of any investment company registered under the 1940 Act by reason of any conviction of a felony or misdemeanor, described in Section 9(a)(1) of the 1940 Act, or by reason of any order, judgment or decree of any court of competent jurisdiction, described in Section 9(a)(2) of the 1940 Act, and is not subject to any order issued by the Commission under Section 9(b) of the 1940 Act. Neither Resource nor any of its affiliates that is also an affiliated person of the Acquired Fund has been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended, or any rule thereunder, or for disqualification as an investment adviser, employee, officer, director of an investment company under Section 9 of the 1940 Act.

4.2. Except as has been fully disclosed to the Acquired Fund (or its representative) prior to the date of this Agreement in a written instrument executed by an officer or other representative of the Acquiring Fund and acknowledged in writing by an officer or other representative of the Acquired Fund, the Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a) The Acquiring Fund is or will, on or before the Closing Date, be a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware. The Acquiring Fund is or will, on or before the Closing Date, be qualified as a foreign association or business trust in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has or will, on or before the Closing Date, have all necessary federal, state and local authorizations to carry out the Reorganization contemplated by this Agreement;

(b) The Acquiring Fund is or will, on or before the Closing Date, be duly registered with the Commission as an investment company classified as a management company of the closed-end type to be operated as a continuously offered interval fund pursuant to Rule 23c-3 under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act and the registration of each class of Acquiring Fund Shares under the 1933 Act will be in full force and effect with respect to the Acquiring Fund as of the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Acquiring Fund, threatened;

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the Reorganization contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) and the Hart-Scott-Rodino Act, which shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Acquiring Fund of the Reorganization contemplated by this Agreement;

(d) The Acquiring Fund’s current prospectus and statement of additional information (collectively, as amended or supplemented from time to time and in effect, the “Acquiring Fund Prospectus”) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under and time at which they were made, not misleading;

(e) On the Valuation Date and the Closing Date, the Acquiring Fund will have good and marketable title to its assets, if any, free and clear of any liens, encumbrances, hypothecations and claims whatsoever;

(f) The Acquiring Fund is not or will not be, on or before the Closing Date, engaged, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result, in a violation of the Acquiring Fund’s Agreement and Declaration of Trust or By-Laws, the laws of its jurisdiction of organization or a material violation of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund, is a party or by which it is bound;

(g) The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, give rise to the right of termination or result in the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is or will be, on or before the Closing Date, a party or by which it is or will be bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, give rise to the right of termination or result in the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is or will be a party, or by which the Acquiring Fund is or will be bound;

(h) No enforcement action shall have been brought by the Commission or, to the Acquiring Fund’s knowledge, neither the Commission nor its staff will have notified the Acquiring Fund (or its representative) of an intention to bring or recommend an action for violation of the federal securities laws involving the Acquiring Fund. No litigation or administrative proceeding or investigation of or before any court, governmental body or regulatory agency is presently pending, or the Acquiring Fund’s knowledge, threatened against the Acquiring Fund (or any of the Acquiring Fund’s property or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business or its ability to consummate the Reorganization contemplated by this Agreement. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court, governmental body or regulatory agency which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the Reorganization herein contemplated;

(i) The Acquiring Fund has not yet commenced operations. The Acquiring Fund has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a “regulated investment company” for federal income tax purposes. However, upon filing its first federal income tax return at the completion of its first taxable year, the Acquiring Fund will elect to be a “regulated investment company” and until such time will take all steps necessary to ensure that it qualifies for taxation as a “regulated investment company” under Sections 851 and 852 of the Code;

(j) The Acquiring Fund’s shares will be, upon consummation of the Reorganization, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws. The Acquiring Fund does not and will not, as of the Closing Date, have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there any outstanding security convertible into any of the Acquiring Fund Shares;

(k) The Acquiring Fund has all requisite power and authority to enter into this Agreement and to consummate the Reorganization contemplated herein. The execution, delivery and performance of this Agreement, and the Reorganization contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Board of Trustees of the Acquiring Fund and no other action or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the Reorganization contemplated herein. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(l) As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference (insofar as it relates to the Acquiring Fund) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under and at the time which such statements were made, not misleading;

(m) There are no material contracts outstanding to which the Acquiring Fund is a party, other than as disclosed in the Acquiring Fund Prospectus or in the Registration Statement;

(n) The Acquiring Fund has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act or will do so by the Closing Date;

(o) The Acquiring Fund has adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder or will do so by the Closing Date;

(p) The Acquiring Fund was formed for the purpose of effecting the Reorganization contemplated by this Agreement and has not commenced investment operations and will not do so until after the Closing Date, and has no assets or liabilities (other than its rights and obligations under this Agreement). Accordingly, the Acquiring Fund does not have any tax attributes immediately before the Reorganization other than tax attributes, if any, related to a de minimis amount of assets held, if any, to facilitate the organization of the Acquiring Fund. The Acquiring Fund does not have any shareholders, and immediately following the Closing Date, the former shareholders of the Acquired Fund will own all of the Acquiring Fund’s outstanding shares, except that the Acquiring Fund may issue nominal Acquiring Fund Shares to GSAM (or an affiliate thereof) for purposes of certain organizational matters only (specifically, the “seed” capital required by the 1940 Act);

(q) The Acquiring Fund has, or will have by the Closing Date, all material licenses, permits, certificates of authority, orders and approvals of applicable governmental entities that are required to permit the Acquiring Fund to carry on its business, and such licenses, permits, certificates of authority, orders and approvals are, or will be by the Closing Date, in full force and effect; and

(r) Other than the information relating to the Acquired Fund furnished by the Acquired Fund (or its representative) for use in the Prospectus/Proxy Statement and otherwise in the Registration Statement and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that are necessary in connection with the Reorganization contemplated hereby, the accuracy of which remains the responsibility of the Acquired Fund, the Prospectus/Proxy Statement and the Registration Statement of the Acquiring Fund will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and regulations thereunder and other applicable laws and regulations applicable thereto.

5. COVENANTS OF THE PARTIES.

5.1. The Acquired Fund will operate its business in the ordinary course consistent with past practice between the date hereof and the Closing Date, it being understood that, with respect to the Acquired Fund, such ordinary course of business will include, without limitation, purchases and sales of portfolio securities and other instruments, sales and repurchases of Acquired Fund Shares and regular and customary periodic dividends and distributions. The Acquiring Fund shall take such actions as are customary to the organization of a new closed-end interval fund that is continuously offered prior to its commencement of operations. In order to facilitate the transfer of Assets at the Closing Date, GSAM may request in writing that Resource use commercially reasonable efforts, subject to Resource’s fiduciary duty, to limit or cease portfolio trading on behalf of the Acquired Fund for a period of up to three (3) Business Days prior to the Valuation Date. Resource agrees that it will accommodate such requests to the extent such trading restrictions are consistent with the investment objectives, policies and strategies of the Acquired Fund, or are otherwise disclosed to Acquired Fund Shareholders and consistent with fulfilling its fiduciary or contractual obligations as an investment adviser to the Acquired Fund. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2. The Acquired Fund will call a meeting of the Acquired Fund Shareholders of record to be held prior to the Closing Date to consider and act upon this Agreement, and the Acquired Fund (or its officers or other representatives) will use commercially reasonable efforts necessary to obtain the required shareholder approval of the Reorganization contemplated hereby. In the event that the Acquired Fund receives insufficient votes from shareholders, the meeting may be adjourned as permitted under the Acquired Fund’s Declaration of Trust, By-laws, applicable law and the Prospectus/Proxy Statement in order to permit further solicitation of proxies. As may reasonably be requested, the Acquiring Fund (or its officers or other representatives) will use commercially reasonable efforts to assist the Acquired Fund with obtaining the required shareholder approval of the Reorganization contemplated hereby.

5.3. In connection with the Acquired Fund Shareholders’ meeting referred to in paragraph 5.2, the Acquiring Fund, with the assistance of the Acquired Fund, will prepare the Registration Statement and Prospectus/Proxy Statement for such meeting, in which the Acquiring Fund will file for registration under the 1933 Act the Acquiring Fund Shares to be distributed to Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act. If at any time prior to the Closing Date a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under and the time at which they were made in respect of such Registration Statement and Prospectus/Proxy Statement, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders, appropriate disclosure with respect to the item. The Acquired Fund agrees to mail to Acquired Fund Shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Prospectus/Proxy Statement contained in the Registration Statement or other documents as are necessary, which each comply in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

5.4. The Acquired Fund and the Acquiring Fund will cooperate with each other (and their representatives), and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under such Acts to be set forth in the Registration Statement, including the Prospectus/Proxy Statement. Without limiting the foregoing, the Acquired Fund and Resource will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund Shares and will assist the Acquiring Fund and GSAM in obtaining copies of any books and records of the Acquired Fund from its service providers reasonably requested by the Acquiring Fund or GSAM. In addition, the Acquiring Fund (or its representative) and the Acquired Fund (or its representative) will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any tax returns, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes, or in determining the financial reporting of any tax position. Upon reasonable notice, the Acquired Fund shall make available to the Acquiring Fund’s officers and agents, acting on behalf of the Acquiring Fund, copies of all books and records of the Acquired Fund.

5.5. The Acquired Fund (or its representative) will prepare and deliver to the Acquiring Fund (or its representative) at least ten (10) Business Days prior to the Closing Date a statement of the assets and the liabilities of the Acquired Fund as of such date for review and agreement by the parties to determine that the Assets are being valued as mutually agreed upon and the Liabilities of the Acquired Fund are being correctly determined in accordance paragraph 1.2 of this Agreement. The Acquired Fund (or its representative) will deliver at the Closing (a) a statement of Assets and Liabilities of the Acquired Fund as of the Valuation Date and (b) a list of the Acquired Fund’s Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such Assets, certified by the Treasurer or Assistant Treasurer of the Acquired Fund.

5.6. The Acquired Fund agrees that the liquidation of the Acquired Fund will be effected in the manner provided in the Acquired Fund’s Declaration of Trust and By-laws and in accordance with applicable law, and that on and after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation, dissolution and termination.

5.7. It is the intention of the parties that the Reorganization contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization with the meaning of Section 368(a)(1)(F) of the Code. As promptly as practicable, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

5.8. Prior to the valuation of the Assets as of the Valuation Date, the Acquired Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Date, which, together with all previous dividends and distributions, shall have the effect of distributing to the shareholders of the Acquired Fund sufficient amounts of the Acquired Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus sufficient amounts of the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and sufficient amounts of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward) to satisfy the distribution requirements imposed by Section 852(a) of the Code for each of its taxable years.

5.9. The Acquiring Fund and the Acquired Fund will each use commercially reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to consummate and make effective in the most expeditious manner practicable the Reorganization contemplated by this Agreement. The Acquiring Fund and the Acquired Fund shall each use commercially reasonable efforts to make its officers available upon reasonable notice at reasonable times to provide explanation, as may reasonably be necessary, of any documents or information provided under this Agreement to the extent such officer is familiar with such documents or information.

5.10. The Acquired Fund (or its representative) and the Acquiring Fund (or its representative) will execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as may be necessary, proper or advisable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets.

5.11. The Acquiring Fund and the Acquired Fund will satisfy any obligations to deliver statements setting forth the then current valuation of the Assets, along with supporting documentation in reasonable detail after the date of this Agreement as mutually agreed upon in writing and any disputes will be resolved and addressed as mutually agreed upon in writing.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the Reorganization provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1. The Acquired Fund (or its representative) shall have delivered to the Acquiring Fund (or its representative) a certificate executed on its behalf by the Acquired Fund’s President or any Vice President and its Chief Financial Officer, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the date hereof and at and as of the Closing Date (except for such representations and warranties required to be true and correct as of another date, which representation and warranty shall be true and correct as of such other date), except as they may be affected by the Reorganization contemplated by this Agreement, and that the Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2. The Acquired Fund has furnished to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of investments with their respective tax costs, all as of the Valuation Date, certified by the Acquired Fund’s Chief Financial Officer, Treasurer or Assistant Treasurer. This information will present fairly the financial condition and Assets of the Acquired Fund as of the Valuation Date in conformity with GAAP applied on a consistent basis, and there will be no material contingent liabilities of the Acquired Fund not disclosed in such information.

6.3. Prior to the Closing Date the Acquired Fund shall have declared a dividend, dividends or other distribution or distributions which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to any deduction for dividends paid) for all taxable periods ending on or before the Closing Date, and all of the Acquired Fund’s net capital gain recognized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryovers). The Acquired Fund will deliver, in connection with the Closing, sufficient cash to meet the payment of any dividends or other distributions declared pursuant to this paragraph 6.3 but not yet paid.

6.4. Prior to the Closing Date the Acquired Fund shall have distributed an amount to its shareholders of at least the sum of ninety-eight percent of its ordinary income for the calendar year ended on December 31, 2019, and for any prior years, and ninety-eight and two-tenths percent of the Acquired Fund’s capital gain net income for the one-year period ending on October 31 of the calendar year ended on December 31, 2019, plus any shortfalls from prior years.

6.5. The Acquiring Fund shall have received a favorable opinion of Thompson Hine, LLP, counsel to the Acquired Fund for the Reorganization contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Thompson Hine, LLP appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquiring Fund, to the following effect:

(a) The Acquired Fund is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has all requisite power and authority to own all of its properties and assets and to carry on its business as a closed-end investment company that operates as a continuously offered interval fund as described in the Registration Statement, and the Acquired Fund is a series thereof duly constituted in accordance with the Declaration of Trust and By-laws of the Acquired Fund.

(b) This Agreement has been duly authorized, executed and delivered by the Acquired Fund and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms.

(c) The Acquired Fund has the power to sell, assign, transfer and deliver the Assets and the Liabilities to be transferred by it hereunder.

(d) The execution and delivery of this Agreement by the Acquired Fund did not, and the performance by the Acquired Fund of its obligations hereunder will not, (i) violate the Acquired Fund’s Declaration of Trust or By-laws, (ii) violate any provisions of applicable U.S. federal securities laws (excluding, however, antifraud and other provisions with respect to disclosures of material information) or (iii) violate any provision of any agreement disclosed in or filed with the Acquired Fund Prospectus or Acquired Fund’s Registration Statement on Form N-2 to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any judgment or decree to which the Acquired Fund is a party or by which it or its property is bound.

(e) To the knowledge of such counsel, no consent, approval, authorization or order of any Delaware or federal court or governmental authority is required for the consummation by the Acquired Fund of the Reorganization contemplated by this Agreement, except such as have been obtained.

(f) The Acquired Fund is registered with the Commission as a closed-end management investment company under the 1940 Act.

In addition, such counsel will confirm whether, as of the Closing Date, it is representing the Acquired Fund in any pending litigation in which the Acquired Fund is a named defendant that challenges the validity or the enforceability of this Agreement.

6.6. The Acquired Fund (or its representative) shall have duly executed and delivered to the Acquiring Fund (or its representative) such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Acquired Fund Custodian and instructions to the Acquired Fund Transfer Agent as the Acquiring Fund may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund by the Acquired Fund all of the right, title and interest of the Acquired Fund in and to the Assets of the Acquired Fund. In each case the Assets of the Acquired Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

6.7. The Acquiring Fund (or its representative) shall have received at the Closing: (i) a certificate of an authorized signatory of the Acquired Fund Custodian, stating that the Assets of the Acquired Fund have been delivered to the Acquiring Fund; (ii) a certificate of an authorized signatory from the Acquiring Fund Custodian, stating that the Assets of the Acquired Fund have been received; (iii) a certificate of an authorized signatory of the Acquired Fund confirming that the Acquired Fund has delivered its records containing the names and addresses of the record holders of the Acquired Fund’s shares and the number and percentage (to four decimal places) of ownership of the Acquired Fund owned by each such holder as of the Valuation Date; (iv) a statement of the respective tax basis of all investments to be transferred by the Acquired Fund to the Acquiring Fund; and (v) the tax books and records of the Acquired Fund for purposes of preparing any tax returns required by law to be filed after the Closing Date.

6.8. The Acquired Fund’s agreements with each of its service providers shall have terminated on or prior to the Closing Date with respect to the Acquired Fund in compliance with their termination provisions without being subject to a contractual penalty, or any such penalties shall have been paid prior to the Closing Date, and the Acquiring Fund shall have received assurances from the Acquired Fund that no claims for damages (liquidated or otherwise) will arise as a result of such termination. Notwithstanding the foregoing, the Acquired Fund, at its own expense, may enter into or continue, as necessary, agreements to assist the Acquired Fund with its termination and dissolution activities, as well as to prepare and file any required tax filings.

6.9. As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate that the Acquired Fund is, as of the date of this Agreement, contractually obligated to pay from those described in the Registration Statement.

6.10. Prior to the Closing Date, the Acquired Fund is able to transfer all of the investments that are subject to resale or transfer restrictions or that require consent of a third-party to the Acquiring Fund (collectively, “Investment Consents”).

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to complete the Reorganization provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1. The Acquiring Fund (or its representative) shall have delivered to the Acquired Fund (or its representative) a certificate executed on its behalf by the Acquiring Fund’s President or any Vice President and its Chief Financial Officer, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the date hereof and at and as of the Closing Date (except for such representations and warranties required to be true and correct as of another date, which representation and warranty shall be true and correct as of such other date), except as they may be affected by the Reorganization contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2. The Acquiring Fund is registered with the commission as a closed-end management investment company under the 1940 Act as of the Closing Date.

7.3 The Acquiring Fund shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Liabilities of the Acquired Fund existing at the Closing Date in connection with the Reorganization contemplated by this Agreement.

7.4. The Acquired Fund shall have received a favorable opinion of Dechert LLP, counsel to the Acquiring Fund, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquired Fund, which opinion may rely on a separate opinion of local counsel to the extent it relates to the laws of the State of Delaware, to the following effect:

(a) The Acquiring Fund is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has all requisite power and authority to carry on its business as a closed-end investment company to be operated as continuously offered interval fund as described in the Registration Statement, and in accordance with this Agreement and Declaration of Trust and the By-laws of the Acquiring Fund and applicable law.

(b) This Agreement has been duly authorized, executed and delivered by the Acquiring Fund and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms.

(c) The Acquiring Fund has the power to assume the Liabilities to be transferred to it hereunder.

(d) The execution and delivery of this Agreement by the Acquiring Fund did not, and the performance by the Acquiring Fund of its obligations hereunder will not, (i) violate the Acquiring Fund’s Agreement and Declaration of Trust or By-laws, (ii) violate any provisions of applicable U.S. federal securities laws (excluding, however, antifraud and other provisions with respect to disclosures of material information) or (iii) violate any provision of any agreement disclosed in or filed with the Acquiring Fund Prospectus or Acquiring Fund’s Registration Statement on Form N-2 to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any judgment or decree to which the Acquiring Fund is a party or by which it or its property is bound.

(e) To the knowledge of such counsel, no consent, approval, authorization or order of any Delaware or federal court or governmental authority is required for the consummation by the Acquiring Fund of the Reorganization contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained.

(f) The Acquiring Fund is registered with the Commission as a closed-end management investment company under the 1940 Act.

In addition, such counsel will confirm whether, as of the Closing Date, it is representing the Acquiring Fund in any pending litigation in which the Acquiring Fund is a named defendant that challenges the validity or the enforceability of this Agreement.

7.5. The Acquiring Fund (or its representative) shall have duly executed and delivered to the Acquiring Fund (or its representative), such instrument of assumptions of liabilities and other instruments as the Acquired Fund may reasonably deem necessary or desirable to evidence the Reorganization contemplated by this Agreement, including the assumption of all of the Liabilities of the Acquired Fund by the Acquiring Fund.

7.6. The Acquired Fund shall have received from the Acquired Fund Transfer Agent a certificate stating that it has received from the Acquiring Fund the number of full and fractional Acquiring Fund Shares of each class equal in value to the value of each corresponding class of the Acquired Fund as of the time and date set forth in paragraph 3.3.

7.7. As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund from those described in the Registration Statement.

7.8 The Acquiring Fund shall have obtained an exemptive order (in customary form and subject to customary conditions for prior relief granted to other parties) or adequate assurances from the Commission staff that they may rely on the Acquired Fund’s existing exemptive relief until such order is granted, permitting the Acquiring Funds to issue multiple classes of shares and to impose early withdrawal charges and asset-based distribution fees with respect to certain classes.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES

The respective obligations of the Acquired Fund and the Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1. This Agreement shall have been approved by the shareholders of the Acquired Fund in the manner required by the Acquired Fund’s Declaration of Trust, By-laws and applicable law, and the parties shall have received reasonable evidence of each such approval.

8.2. This Agreement, the Reorganization contemplated herein and the filing of the Registration Statement shall have been approved by the Board of Trustees of the Acquiring Fund and this Agreement, the Reorganization contemplated herein and the filing of the Prospectus/Proxy Statement shall have been approved by the Board of Trustees of the Acquired Fund, and each party shall have delivered to the other a copy of the resolutions approving this Agreement adopted by the other party’s Board, certified by the Secretary or an equivalent officer.

8.3. On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the Reorganization contemplated by this Agreement under Section 25(c) of the 1940 Act and, to the knowledge of the parties hereto, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the Reorganization contemplated herein.

8.4. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation of the Reorganization contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

8.5. The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.6. As of the Closing Date, there shall be no pending litigation brought by any person against the Acquired Fund or the Acquiring Fund or any of the investment advisers, directors or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the Reorganization contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the Reorganization contemplated herein. No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the knowledge of any party hereto, threatened against a party or any of its properties or assets that, if adversely determined, would materially and adversely affect its business or its ability to consummate the Reorganization herein contemplated.

8.7. The Acquired Fund and the Acquiring Fund shall have received a favorable opinion of Dechert LLP dated on the Closing Date satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for federal income tax purposes:

(a) The acquisition by the Acquiring Fund of the Assets of the Acquired Fund in exchange for the Acquiring Fund’s assumption of the Liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares, followed by the distribution by the Acquired Fund of the Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in Section 1 hereof, will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Acquired Fund and Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(b) Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in Section 1 hereof, except for any gain or loss that may be required to be recognized solely as a result of gain recognized on the transfer of certain Assets of the Acquired Fund.

(c) Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Acquired Fund in exchange for the assumption of the Liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares as contemplated in Section 1 hereof.

(d) Under Section 362(b) of the Code, the tax basis of the Assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer increased by the amount of gain or decreased by the amount of loss, if any, recognized by the Acquired Fund upon the transfer.

(e) Under Section 1223(2) of the Code, the holding periods of the Assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such Assets were held by the Acquired Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period and except for any Assets on which gain is recognized on the transfer to the Acquiring Fund).

(f) Under Section 354 of the Code, no gain or loss will be recognized by Acquired Fund Shareholders upon the exchange of all of their Acquired Fund Shares for the Acquiring Fund Shares.

(g) Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of Acquired Fund Shares exchanged therefor.

(h) Under Section 1223(1) of the Code, each Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares to be received will include the period during which Acquired Fund Shares exchanged therefor were held, provided that the shareholder held Acquired Fund Shares as a capital asset on the date of the exchange.

(i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code.

The parties acknowledge that the opinion will be based on certain factual certifications made by officers of the Acquired Fund and the Acquiring Fund and will also be based on customary assumptions; the opinion is not a guarantee that the tax consequences of the Reorganization will be as described above; and there is no assurance that the Internal Revenue Service or a court would agree with the opinion.

8.8. With respect to the Acquired Fund individually, the Reorganization of the Acquired Fund into the Acquiring Fund and the material attributes of the Acquiring Fund, including, but not limited to, its investment advisory agreement, share classes, asset-based distribution fees, early-withdrawal charges, distribution agreement, transfer agent agreement, custody agreement, and independent registered public accounting firm, shall, in all material respects, be in substantially the form as described in the Prospectus/Proxy Statement.

8.9. At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for paragraph 8.1 and paragraph 8.7) may be jointly waived by the Board of Trustees of the Acquired Fund and the Board of Trustees of the Acquiring Fund, if, in the judgment of the Board of Trustees of the Acquired Fund, such waiver will not have a material adverse effect on the interests of the Acquired Fund Shareholders and, if, in the judgment of the Board of Trustees of the Acquiring Fund, such waiver will not have a material adverse effect on the interests of the shareholders, if any, of the Acquiring Fund.

8.10. All of the conditions to the closing of the transactions contemplated by the Asset Purchase Agreement by and between GSAM and Resource (and certain affiliates as set forth in such agreement) (the “Asset Purchase Agreement”) shall be satisfied or waived, and the closing of the transactions contemplated by the Asset Purchase Agreement shall be consummated concurrently with the Closing.

8.11 Prior to the Closing Date, Resource or an affiliate shall, at its own expense, have arranged for insurance in favor of the Acquired Fund’s Board of Trustees for expenses, losses, claims, damages and liabilities that relate to periods prior to the Closing Date upon such terms as may be reasonably acceptable to such Board.

9. BROKERAGE FEES AND EXPENSES

9.1. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the Reorganization provided for herein.

9.2. The Acquired Fund and the Acquiring Fund will not bear any costs arising in connection with the Reorganization contemplated by this Agreement. The responsibility for payment of all of the costs arising in connection with the Reorganization contemplated by this Agreement, whether or not the Reorganization contemplated hereby are concluded, shall be borne by GSAM, Resource, or their respective affiliates, as provided for in the Asset Purchase Agreement. The costs arising in connection with the Reorganization contemplated by this Agreement shall include, but not be limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the respective Boards of Trustees of the Acquired Fund and the Acquiring Fund, costs incurred in attending the Board meetings and preparing the minutes of the Board meetings, obtaining an opinion of counsel as to certain matters, the preparation of this Agreement, fees of the Commission, state corporate fees and any fees of any state securities commission, transfer agency fees, auditing fees associated with the Acquiring Fund’s financial statements, costs and expenses associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Prospectus/Proxy Statement and Registration Statement, printing and distributing the Prospectus/Proxy Statement and Registration Statement, solicitation fees, all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, and expenses of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a regulated investment company within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization under Section 368(a)(1)(F) of the Code pursuant to applicable guidance including, but not limited to, IRS Revenue Ruling 73-54.

10. ENTIRE AGREEMENT; TERMINATION OF WARRANTIES

10.1. The Acquiring Fund and the Acquired Fund, and as applicable GSAM and Resource, agree that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the Reorganization contemplated hereunder. Notwithstanding the foregoing sentence, the covenants to be performed after the Closing shall survive the Closing.

11. TERMINATION

This Agreement may be terminated and the Reorganization contemplated hereby may be abandoned by resolution of either the Board of Trustees of the Acquiring Fund or the Board of Trustees of the Acquired Fund, at any time prior to the Closing Date, if, based on changed circumstances, the Board of Trustees of the Acquiring Fund or the Board of Trustees of the Acquired Fund determines that proceeding with this Agreement is not in the best interests of the Acquiring Fund or the Acquired Fund, respectively. In addition, this Agreement may be terminated at any time prior to the Closing Date:

(a) by the written consent of each of the parties;

(b) by the Acquired Fund (i) following a material breach by the Acquiring Fund of any of its representations, warranties or covenants contained in this Agreement, provided that the Acquiring Fund shall have been given a period of ten (10) Business Days from the date of the occurrence of a material breach of a covenant or agreement to cure such material breach and shall have failed to do so (provided, that the Acquired Fund is not then in material breach of the terms of this Agreement, and, provided further, that no cure period shall be required for a breach which is not capable of being cured); or (ii) upon the occurrence of an event which has a material adverse effect upon the Acquiring Fund;

(c) by the Acquiring Fund (i) following a material breach by the Acquired Fund of any of its representations, warranties or covenants contained in this Agreement, provided that the Acquired Fund shall have been given a period of ten (10) Business Days from the date of the occurrence of a material breach of a covenant or agreement to cure such material breach and shall have failed to do so (provided, that the Acquiring Fund is not then in material breach of the terms of this Agreement, and, provided further, that no cure period shall be required for a breach which is not capable of being cured); or (ii) upon the occurrence of an event which has a material adverse effect upon the Acquired Fund;

(d) by either the Acquiring Fund or the Acquired Fund if: (i) there shall be a final, non-appealable order of a federal or state court in effect preventing consummation of the Reorganization contemplated hereby; or (ii) there shall be any final action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the Reorganization contemplated hereby by any governmental entity which would make consummation of the Reorganization contemplated hereby illegal; or

(e) by either the Acquiring Fund or the Acquired Fund if the Closing shall not have been consummated by the six-month anniversary as of the date of the Asset Purchase Agreement, provided that, in the event public solicitations of the shareholders of the Acquired Fund have commenced seeking approval of this Agreement and any related approvals, neither the Acquired Fund nor the Acquiring Fund shall be permitted to terminate this Agreement pursuant to this paragraph 11(e) until the day following the last date by which a shareholder meeting must occur (including any adjournments) without requiring a new record date to be set under the Acquiring Fund’s organizational documents and provided further the right to terminate this Agreement under this paragraph 11(e) shall not be available to any party whose failure to fulfill any material obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date.

If a party terminates this Agreement in accordance with this Section 11, other than a termination under (b), (c), (d) or (e) that involves an intentional fraud or a willful default by the terminating party, there shall be no liability for damages on the part of any party, or the trustees, directors or officers of such party. In the event of a termination under (b), (c), (d) or (e) in connection with an intentional fraud or a willful default, all remedies at law or in equity of the party adversely affected shall survive.

At any time prior to the Closing Date, any of the terms or conditions of this Agreement (except for paragraph 8.1 and paragraph 8.7) may be waived by either the Acquired Fund or the Acquiring Fund, respectively (whichever is entitled to the benefit thereof). Such waiver shall be in writing and authorized by an officer of the waiving party. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

12. AMENDMENTS

This Agreement may be amended, modified or supplemented by a written instrument in such manner as may be deemed necessary or advisable by both the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to each corresponding class of Acquired Fund Shareholders, under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by electronic delivery, personal service or prepaid or certified mail addressed to:

To the Acquiring Fund:

Goldman Sachs Real Estate Diversified Income Fund

200 West Street

New York, New York 10282

Attention: David Plutzer

Email: david.plutzer@gs.com

With a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP

1875 K Street NW

Washington, DC 20006

Attention: Benjamin J. Haskin, Esq.

Email: bhaskin@willkie.com

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Attention: William Bielefeld, Esq.

Email: william.bielefeld@dechert.com

To the Acquired Fund:

Resource Real Estate Diversified Income Fund

717 Fifth Avenue, 14th Floor

New York, NY 10022

Attn: Lawrence S. Block

Email: lblock@islecap.com

With a copy (which shall not constitute notice) to:

Resource America, Inc.

717 Fifth Avenue, 14th Floor

New York, NY 10022

Attn: Lawrence S. Block

Email: lblock@islecap.com

C-III Capital Partners LLC

717 Fifth Avenue, 18th Floor

New York, NY 10022

Attn: Jeffrey P. Cohen, President

Email: jcohen@islecap.com

Thompson Hine, LLP

41 South High Street

Suite 1700

Columbus, Ohio 43215-6101

Attn: JoAnn Strasser

Email: JoAnn.Strasser@thompsonhine.com

To GSAM:

Goldman Sachs Asset Management, L.P.

200 West Street

New York, New York 10282

Attention: David Plutzer

Email: david.plutzer@gs.com

With a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP

1875 K Street NW

Washington, DC 20006

Attention: Benjamin J. Haskin, Esq.; Laura L. Delanoy, Esq.

Email: bhaskin@willkie.com; ldelanoy@willkie.com

To Resource:

Resource America, Inc.

717 Fifth Avenue, 14th Floor

New York, NY 10022

Attn: Lawrence S. Block

Email: lblock@islecap.com

With a copy (which shall not constitute notice) to:

C-III Capital Partners LLC

717 Fifth Avenue, 18th Floor

New York, NY 10022

Attn: Jeffrey P. Cohen, President

Email: jcohen@islecap.com

Goodwin Procter LLP

100 Northern Avenue

Boston, MA 02210

Attn: Thomas J. LaFond and Paul J. Delligatti

Email: tlafond@goodwinlaw.com; pdelligatti@goodwinlaw.com

14. PUBLICITY/CONFIDENTIALITY

14.1. Publicity. Any public announcements or similar publicity with respect to this Agreement or the Reorganization contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing (which writing may include e-mail), provided that nothing herein shall prevent either party from making such public announcements as may be required by law, including, without limitation including a description of this Agreement, the contemplated Reorganization and other matters in the Registration Statement, Proxy Statement/Prospectus and any related ancillary documents and in any supplement to the Acquired Fund Prospectus, in which case the party issuing such statement or communication shall use all reasonable commercial efforts to advise the other party prior to such issuance.

14.2. Confidentiality.

(a) The Acquired Fund, the Acquiring Fund, Resource and GSAM (for purposes of this paragraph 14.2, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the Reorganization herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the Reorganization contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) it if was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the Reorganization contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b) In the event of a termination of this Agreement, the Acquired Fund, the Acquiring Fund, Resource and GSAM agree that they, along with their employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the Reorganization contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

15. HEADINGS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY; COUNTERPARTS

15.1. It is expressly agreed that the obligations of the Acquiring Fund and, as applicable, GSAM hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Acquiring Fund and, as applicable, GSAM personally, but shall bind only the property of the Acquiring Fund, as provided in the declaration of trust and/or by-laws (or similar governing instrument) of the Acquiring Fund. The execution and delivery of this Agreement has been authorized by the Trustees of the Acquiring Fund and signed by authorized officers of the Acquiring Fund, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund as provided in the declaration of trust and/or by-laws (or similar governing instrument) of the Acquiring Fund.

15.2 It is expressly agreed that the obligations of the Acquired Fund and, as applicable, Resource hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Acquired Fund and, as applicable, Resource personally, but shall bind only the property of the Acquired Fund, as provided in the declaration of trust and/or by-laws (or similar governing instrument) of the Acquired Fund. The execution and delivery of this Agreement has been authorized by the Trustees of the Acquired Fund and signed by authorized officers of the Acquired Fund, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund as provided in the declaration of trust and/or by-laws (or similar governing instrument) of the Acquired Fund.

15.3. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.4. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws.

15.5. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.6. This Agreement may be executed in one or more counterparts, all of which counterparts shall together constitute one and the same agreement.

***************

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

Goldman Sachs Real Estate Diversified Income Fund

By:

Name:
Title:

Resource Real Estate Diversified Income Fund

By:

Name:
Title:

Solely for purpose of paragraphs 1.6, 5.1, 9.2, 10.1, 14, 15.1 and 15.5

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By:

Name:
Title:

Solely for purpose of paragraphs 1.2, 1.6, 3.2, 4.1(j), 5.1, 5.4, 8.11, 9.2, 10.1, 14, 15.2 and 15.5

RESOURCE REAL ESTATE, LLC

By:

Name:
Title:

EXHIBIT B

ADDITIONAL INFORMATION ABOUT SALES CHARGE VARIATIONS, WAIVERS AND DISCOUNTS

The availability of certain sales charge variations, waivers and discounts will depend on whether you purchase your shares directly from the Fund or through an Intermediary. Intermediaries may impose different sales charges and have unique policies and procedures regarding the availability of sales charge waivers and/or discounts (including based on account type), which differ from those described in the Prospectus and are disclosed below. All sales charges and sales charge variations, waivers and discounts available to investors, other than those set forth below, are described in the Prospectus. To the extent an Intermediary notifies the Investment Adviser or Distributor of its intention to impose sales charges or have sales charge waivers and/or discounts that differ from those described in the Prospectus, such information provided by that Intermediary will be disclosed in this Appendix.

In all instances, it is your responsibility to notify your Intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. Please contact your Intermediary with questions regarding your eligibility for applicable sales charge variations, waivers and discounts or for additional information regarding your Intermediary’s policies for implementing particular sales charge variations, waivers and discounts. For waivers and discounts not available through a particular Intermediary, shareholders will have to purchase shares directly from a Fund or through another Intermediary to receive these waivers or discounts.

The information provided below for a particular Intermediary is reproduced based on information provided by that Intermediary. An Intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Fund, the Investment Adviser or the Distributor.

This Appendix does not currently contain descriptions of any intermediary-specific sales charge variations, waivers or discounts.

PART B

STATEMENT OF ADDITIONAL INFORMATION

DATED [     ], 2020

Goldman Sachs Real Estate Diversified Income Fund

Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class L Shares, Class T Shares, Class U

Shares, and Class W Shares of Beneficial Interest

71 South Wacker Drive

Chicago, Illinois 60606

This Statement of Additional Information (the “SAI”) is not a Prospectus. This SAI is intended to supplement the information provided in a combined proxy statement/prospectus, dated [     ], 2020 (the “Proxy Statement/Prospectus”), relating specifically to (i) the proposed transfer of all of the assets and the assumption of the stated liabilities of Resource Real Estate Diversified Income Fund (the “Acquired Fund”), in exchange for corresponding shares of Goldman Sachs Real Estate Diversified Income Fund (the “Acquiring Fund”) to be distributed to the shareholders of the Acquired Fund, and (ii) the solicitation by the Board of Trustees of the Acquired Fund of proxies to be used at a special meeting of the shareholders of the Acquired Fund to be held on [     ]. The Acquiring Fund is a newly-organized fund that will commence operations upon consummation of the proposed reorganization. Please retain this SAI for further reference. To obtain a copy of the Proxy Statement/Prospectus, free of charge, please write to the Goldman Sachs Funds at the address set forth above or call the Goldman Sachs Funds at 1- 800-526-7384.

GSAM® is a registered service mark of GS&Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.	GOLDMAN SACHS & CO. LLC
Investment Adviser	Distributor
200 West Street	200 West Street
New York, New York 10282	New York, New York 10282

[     ]

Transfer Agent

71 South Wacker Drive

Chicago, Illinois 60606

Toll free (in U.S.): 800-526-7384.

INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE SAI

In addition to the information included in this SAI, this SAI consists of the following documents, each of which was filed electronically with the Securities and Exchange Commission, will be sent to any shareholder requesting this SAI without charge by calling 1-855-747-9559 or accessing this information at www.ResourceAlts.com, and is incorporated by reference herein:

•	Prospectus for the Acquired Fund, dated [ ], as supplemented; (Accession Number [ ]);

•	Statement of Additional Information of the Acquired Fund, dated [ ]; (Accession Number [ ]); and

•	Annual Report to shareholders of the Acquired Fund for the fiscal year ended September 30, 2019; (Accession Number 0001398344-19-022020).

Because the Acquiring Fund had not yet commenced operations as of the date of this Statement of Additional Information, no financial statements, annual or semi-annual reports of the Acquiring Fund are available at this time.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

[     ], located at [     ], is the independent registered public accounting firm for the Acquiring Fund, providing audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.

[     ], located at [     ], is the independent registered public accounting firm for the Acquired Fund, providing audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.

PRO FORMA FINANCIAL INFORMATION

Pro forma financial information has not been prepared for the Reorganization because the Acquiring Fund is a newly organized “shell” fund with no assets and liabilities, which will commence operations upon consummation of the Reorganization and continue the operations of the Acquired Fund. The Acquired Fund will be the accounting survivor of the Reorganization.

[     ]

GOLDMAN SACHS ASSET MANAGEMENT, L.P.	GOLDMAN SACHS & CO. LLC
Investment Adviser	Distributor
200 West Street	200 West Street
New York, New York 10282	New York, New York 10282

Toll-free (in U.S.) 1-800-526-7384

INTRODUCTION

The Fund is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that operates as an interval fund. The Fund is organized as a Delaware statutory trust and was established by the Certificate of Trust dated December 2, 2019. The Fund is offering common shares of beneficial interest (the “Shares”). See “SHARES OF THE FUND.” Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of GS&Co., serves as the investment adviser to the Fund. GSAM is referred to herein as the “Investment Adviser” or “GSAM.” GS&Co. will serve as the Fund’s distributor (the “Distributor”). [•] (“[•]”) will serve as the Fund’s custodian and administrator. [•] (“[•]”) will serve as the Fund’s transfer agent (the “Transfer Agent”).

The following information relates to and supplements the description of the Fund’s investment objective and policies contained in the Prospectus. See the Prospectus for a more complete description of the Fund’s investment objective and policies. Investing in the Fund entails certain risks, and there is no assurance that the Fund will achieve its investment objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective is to seek to produce income and achieve capital appreciation with low to moderate volatility and low to moderate correlation to the broader equity markets. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment program will be successful. The Fund’s investment objective is not fundamental and may be changed without shareholder approval.

The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its Managed Assets (as defined herein) (measured at the time of purchase) in a portfolio of equity and debt investments in issuers that are primarily engaged in or related to the real estate industry (“real estate industry companies”). An issuer is primarily engaged in or related to the real estate industry if it derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. Real estate industry companies may include publicly traded real estate investment trusts and their foreign equivalents (“Public REITs”); real estate operating companies (“REOCs”); private real estate investment funds that invest in real estate equity (“Private Real Estate Equity Funds”) and private real estate investment funds that invest in real estate credit (“Private Real Estate Credit Funds”) managed by unaffiliated institutional asset managers (collectively, “Private Real Estate Investment Funds”); non-traded publicly registered real estate investment trusts (“Non-Traded REITs”); affiliated or unaffiliated SEC-registered investment companies that invest principally in real estate industry companies, including exchange-traded funds (“ETFs”), mutual funds (including index funds and actively-managed funds), and closed-end funds (collectively, “Public Investment Funds,” and together with Private Real Estate Investment Funds, “Underlying Funds”); and commercial mortgage-backed securities (“CMBS”). Real estate investment trusts (“REITs”) are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests; and REOCs are companies that invest in real estate and whose shares may trade on public exchanges. CMBS are a type of mortgage-backed security that is secured by a single commercial mortgage loan or a pool of commercial real estate loans. The Fund may invest up to 35% of its Managed Assets (as defined below) in CMBS. There can be no assurance that the Fund will achieve its investment objective or that its investment program will be successful.

The Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in the Fund may be worth more or less when repurchased than when purchased. The Fund should not be relied upon as a complete investment program. Additional information about the Fund, its policies and the investment instruments it may hold is provided below and in the Prospectus.

The Fund is registered as an investment company under the 1940 Act. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Fund may use derivatives that are subject to regulation by the CFTC. [Because of this exposure to CFTC-regulated derivatives, the Investment Adviser could become subject to regulation as a “commodity pool operator” under the Commodity Exchange Act, as amended (the “CEA”), and the CFTC’s rules and regulations with respect to the operations of the Fund. However, The Investment Adviser has claimed an exclusion with respect to the Fund from the definition of the term “commodity pool operator” under the CEA and, therefore, is not currently subject to registration or regulation as a pool operator under that CEA with respect to the Fund. If the Fund were to be subject to registration or regulation as a commodity pool operator under the CEA, the Fund may incur compliance and other expenses or otherwise disadvantage the Fund.]

The Fund is subject to certain investment restrictions as further described in the section entitled “Investment Restrictions” below.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by the Fund as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The investment objective of the Fund and all other investment policies or practices of the Fund are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the 1940 Act, a “majority” of the outstanding voting securities means the lesser of (i) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

For purposes of the following limitations (except for the asset coverage requirement with respect to borrowings, which is subject to different requirements under the 1940 Act), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of assets of, or borrowings by, the Fund. In applying fundamental investment restriction number (1) below to derivative transactions or instruments, including, but not limited to, futures, swaps, forwards, options and structured notes, the Fund will look to the industry of the reference asset(s) and not to the counterparty or issuer.

Fundamental Investment Restrictions

As a matter of fundamental policy, the Fund may not:

(1)

Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (for the purposes of this restriction, the U.S. Government, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries), except that the Fund will invest at least 25% or more of its total assets in the real estate industry;

(2)	Borrow money, except as permitted by the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction;

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Fund’s Board (as defined below), after consideration of all of the relevant circumstances;

(3)	Make loans, except as permitted by the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

(4)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;

(5)	Purchase, hold or deal in real estate, except as permitted by the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

(6)

Invest in physical commodities, except that the Fund may invest in currency and financial instruments and contracts in accordance with its investment objective and policies, including, without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, ETFs, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity; or

(7)	Issue senior securities to the extent such issuance would violate applicable law.

For purposes of the Fund’s industry concentration policy, the Investment Adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Investment Adviser may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law.

The Fund has adopted the following fundamental policies in order to repurchase its Shares:

•

On a quarterly basis, in the months of March, June, September and December, the Fund will make an offer to repurchase a designated percentage of the outstanding Shares from shareholders (a “Repurchase Offer”), pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time.

•

The Fund will repurchase Shares that are tendered by a specific date (the “Repurchase Request Deadline”). The Fund’s Board will establish the Repurchase Request Deadline for each Repurchase Offer, but such date may be revised by the Fund’s officers, in their sole discretion, based on factors such as market conditions, the level of the Fund’s assets and shareholder servicing considerations provided that the Board is notified of this change and the reasons for it.

•

There will be a maximum 14 calendar day period (or the next business day if the 14th calendar day is not a business day) between the Repurchase Request Deadline and the date on which the Fund’s net asset value applicable to the Repurchase Offer is determined.

TRUSTEES AND OFFICERS

The Fund’s Leadership Structure

The business and affairs of the Fund are managed under the direction of its Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Fund’s Declaration of Trust. The Trustees are responsible for deciding matters of overall policy and reviewing the actions of the Fund’s service providers. The officers of the Fund conduct and supervise the Fund’s daily business operations. Trustees who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Board is currently composed of four Independent Trustees and one Interested Trustee. The Board has selected an Independent Trustee to act as Chairman, whose duties include presiding at meetings of the Board and acting as a focal point to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of the Chairman’s duties, the Chairman will consult with the other Independent Trustees and the Fund’s officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.

The Board of Trustees elects the Fund’s officers, who serve at the discretion of the Board of Trustees. The responsibilities of the Board of Trustees include valuation of the Fund’s assets, corporate governance activities, oversight of the Fund’s financing arrangements and oversight of the Fund’s investment activities.

The Board will meet as often as necessary to discharge its responsibilities. The Board will conduct regular, in-person meetings at least four times a year, and will hold special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. In addition, the Independent Trustees will meet at least annually to review, among other things, investment management agreements, distribution and/or service plans and related agreements, transfer agency agreements and certain other agreements providing for the compensation of GS&Co. and/or its affiliates by the Fund, and to consider such other matters as they deem appropriate.

The Board has established five standing committees – Audit, Governance and Nominating, Compliance, Valuation and Contract Review Committees. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee will meet periodically to perform its delegated oversight functions and report its findings and recommendations to the Board. For more information on the Committees, see the section “STANDING BOARD COMMITTEES,” below.

The Trustees have determined that the Fund’s leadership structure is appropriate because it allows the Trustees to effectively perform their oversight responsibilities.

Trustees

Information regarding the members of the Board of Trustees of the Fund as of [     ], 2020 is set forth below:

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Lawrence W. Stranghoener Age: [ ]	Chairman of the Board of Trustees	Since inception

Mr. Stranghoener is retired. He is Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-Present); and was formerly Interim Chief Executive Officer (2014); and Executive Vice President and Chief Financial Officer (2004–2014), Mosaic Company (a fertilizer manufacturing company).

Chairman of the Board of Trustees—Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Credit Income Fund, Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				[ ]	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)

Name, Address and Age[1]	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Caroline Dorsa Age: [ ]	Trustee	Since inception

Ms. Dorsa is retired. She is Director, Biogen Inc. (a biotechnology company) (2010–Present); Director, Intellia Therapeutics Inc. (a gene-editing company) (2015–Present); and Director, Illumina, Inc. (a life sciences company) (2017–Present). She was formerly Executive Vice President and Chief Financial Officer, Public Service Enterprise Group, Inc. (a generation and energy services company) (2009–2015); Senior Vice President, Merck & Co, Inc. (a pharmaceutical company) (2008-2009 and 1987–2007); Senior Vice President and Chief Financial Officer, Gilead Sciences, Inc. (a pharmaceutical company) (2007-2008); and Senior Vice President and Chief Financial Officer, Avaya, Inc. (a technology company) (2007).

Trustee—Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Credit Income Fund, Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				[ ]	Biogen Inc. (a biotechnology company); Intellia Therapeutics Inc. (a gene-editing company); Illumina, Inc. (a life sciences company)

Linda A. Lang Age: [ ]	Trustee	Since inception	Ms. Lang is retired. She was formerly Chairman and Chief Executive Officer (2005–2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003–2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund (February 2016 – March 2016).	[ ]	None

Name, Address and Age[1]	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Trustee—Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Credit Income Fund, Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Michael Latham Age: [ ]	Trustee	Since inception

Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business, including Chairman (2011–2014); Global Head (2010–2011); U.S. Head (2007–2010); and Chief Operating Officer (2003–2007).

Trustee—Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Credit Income Fund, Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				[ ]	None

Interested Trustee

Name, Address and Age[1]	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: [ ]	President and Trustee	Since inception	Advisory Director, Goldman Sachs (January 2018–Present); Managing Director, Goldman Sachs (January 2000–December 2017); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993–April 1998).	[ ]	None

Name, Address and Age[1]	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

President and Trustee—Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Credit Income Fund, Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with GS&Co. and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which GS&Co., GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Fund’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder approval.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of [    ], 2019, Goldman Sachs ETF Trust consisted of [    ] portfolios ([    ] of which offered shares to the public); Goldman Sachs Trust consisted of [    ] portfolios ([    ] of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of [    ] portfolios; Goldman Sachs Trust II consisted of [    ] portfolios ([    ] of which offered shares to the public); and Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Credit Income Fund, Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

The significance or relevance of a Trustee’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of the Investment Adviser and its affiliates, other service providers, legal counsel and the Fund’s independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Fund and its shareholders. The Governance and Nominating Committee’s charter contains certain other factors that are considered by the Governance and Nominating Committee in identifying and evaluating potential nominees to serve as Independent Trustees. Based on each Trustee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of other Trustees, the Board has concluded that each Trustee should serve as a Trustee. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each individual Trustee as of [ ] that led the Board to conclude that such individual should serve as a Trustee.

Lawrence W. Stranghoener. Mr. Stranghoener has served as a Trustee of the Fund since 2019 and Chairman of the Board of Trustees since 2019. Mr. Stranghoener is retired. Mr. Stranghoener is Chairman of the Board of Directors of Kennametal, Inc., a global manufacturer and distributor of tooling and industrial materials. He is also a member of the Board of Directors of Aleris Corporation and Aleris International, Inc., which provides aluminum rolled products and extrusions, aluminum recycling, and specification alloy production, where he chairs the Audit Committee and also serves on the Compensation Committee. Previously, Mr. Stranghoener held several senior management positions at Mosaic Company, a fertilizer manufacturing company, where he worked for 10 years, most recently as Interim Chief Executive Officer, Executive Vice President and Chief Financial Officer. As Executive Vice President and Chief Financial Officer at Mosaic Company, Mr. Stranghoener implemented public company processes, policies and performance standards to transition the company from private to public ownership and oversaw the company’s controller, treasury, tax, investor relations, strategy and business development, and internal audit functions. He also led the integration of Mosaic Company with IMC Global, Inc. during their merger. Previously, Mr. Stranghoener served for three years as Executive Vice President and Chief Financial Officer for Thrivent Financial, a non-profit, financial services organization and Techies.com, an internet-based professional services company. Mr. Stranghoener also held several senior management positions at Honeywell International, Inc. where he worked for 17 years, most recently as Vice President and Chief Financial Officer. In addition, he serves as Chairman of the Board of Regents of St. Olaf College. Based on the foregoing, Mr. Stranghoener is experienced with financial and investment matters.

Caroline Dorsa. Ms. Dorsa has served as a Trustee of the Fund since 2019. Ms. Dorsa is retired. Ms. Dorsa has been designated as the Board’s “audit committee financial expert” given her extensive accounting and finance experience. Ms. Dorsa is a member of the Board of Directors of Biogen Inc., a biotechnology company, where she chairs the Audit Committee and also serves on the Risk Committee. In addition, Ms. Dorsa also serves as a member of the Board of Directors of Intellia Therapeutics Inc., a gene-editing company, where she chairs the Audit Committee and serves on the Compensation Committee and Nominating and Corporate Governance Committee. Furthermore, Ms. Dorsa serves as a member of the Board of Directors of Illumina, Inc., a life sciences company, where she serves on the Audit Committee. Previously, she served as Executive Vice President and Chief Financial Officer of Public Service Enterprise Group, Inc. (“PSEG”), a generation and energy services company. As Executive Vice President and Chief Financial Officer, Ms. Dorsa was responsible for finance, accounting and internal audit, risk management and investor relations. Prior to becoming Chief Financial Officer, she was a member of PSEG’s Board of Directors and a member of its Audit, Corporate Governance and Finance committees for six years. Prior to joining PSEG, Ms. Dorsa held various management positions at Merck &Co, Inc., where she worked for over 20 years, most recently in the position of Senior Vice President of Global Human Health Strategy and Integration. As Vice President and Treasurer of Merck from 1994 through 2006, her responsibilities also included the global tax function, transfer pricing, global entity management and financial planning for both the research and manufacturing divisions. Based on the foregoing, Ms. Dorsa is experienced with financial and investment matters.

Linda A. Lang. Ms. Lang has served as a Trustee of the Fund since 2019. Ms. Lang is retired. Previously, Ms. Lang held several senior management positions at Jack in the Box, Inc., a restaurant company listed on The NASDAQ Stock Market, where she worked for 30 years, most recently as Chairman and Chief Executive Officer. Over that time, she was involved in the areas of strategic planning, capital structure and deployment, and enterprise risk management. Ms. Lang previously served on the Board of Directors of the San Diego Regional Economic Development Corporation and as a Trustee of the California State University System. In addition, she also serves as a member of the Board of Directors of San Diego State University’s College of Business Administration and is a member of the Corporate Directors Forum. Based on the foregoing, Ms. Lang is experienced with financial and investment matters.

Michael Latham. Mr. Latham has served as a Trustee of the Fund since 2019. Mr. Latham is retired. Previously, he held several senior management positions for 15 years with the iShares exchange-traded fund business owned by BlackRock, Inc. and previously owned by Barclays Global Investors, most recently as Chairman and Global Head of the business. In that capacity he was one of the lead executives responsible for the growth of the business. He was also involved in governance of the iShares funds, serving initially as Principal Financial Officer and later as President and Principal Executive Officer and a member of the Board of Directors. Mr. Latham is a certified public accountant, and before joining Barclays Global Investors, he worked at Ernst and Young for over five years. Based on the foregoing, Mr. Latham is experienced with accounting, financial and investment matters.

James A. McNamara. Mr. McNamara has served as a Trustee and President of the Fund since 2019. He has also served as a Trustee and President of the Goldman Sachs Fund Complex since 2007 and has served as an officer of the Goldman Sachs Fund Complex since 2001. Mr. McNamara is an Advisory Director to Goldman Sachs. Prior to retiring as Managing Director at Goldman Sachs in 2017, Mr. McNamara was head of Global Third Party

Distribution at GSAM and was previously head of U.S. Third Party Distribution. Prior to that role, Mr. McNamara served as Director of Institutional Fund Sales. Prior to joining Goldman Sachs, Mr. McNamara was Vice President and Manager at Dreyfus Institutional Service Corporation. Based on the foregoing, Mr. McNamara is experienced with financial and investment matters.

Trustee Ownership of Fund Shares

The following table shows the dollar range of Shares beneficially owned by each Trustee in the Fund as of December 31, 2019, unless otherwise noted.

Name of Trustee	Dollar Range of Shares in the Fund*	Aggregate Dollar Range of Equity Securities in all Portfolios in the Fund Complex Overseen by Trustee (including the Fund)
Lawrence W. Stranghoener	None.	Over $100,000
Caroline Dorsa	None.	Over $100,000
Linda A. Lang	None.	Over $100,000
Michael Latham	None.	Over $100,000
James A. McNamara	None.	Over $100,000

*	As of December 31, 2019, the Fund had not commenced operations, and therefore the Trustees and Officers of the Fund did not own any shares of the Fund.

Board Compensation

Each Independent Trustee is compensated with a unitary annual fee for his or her services as trustee of the Fund and as a member of the Audit Committee, Compliance Committee, Contract Review Committee, and Governance and Nominating Committee. The Chairman and the Trustee designated as “audit committee financial expert” receive additional compensation for their services in such capacities. The Independent Trustees are also reimbursed for reasonable travel and other expenses incurred in connection with attending meetings. The Fund may also pay the reasonable incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

Name of Trustee	Compensation from the Fund*	Pension or Retirement Benefits Accrued as Part of the Fund’s Expenses	Total Compensation from Fund Complex (including the Fund)**
Lawrence W. Stranghoener[1]	$8,750	0	$207,500
Caroline Dorsa[2]	$8,125	0	$181,250
Linda A. Lang	$7,500	0	$165,000
Michael Latham	$7,500	0	$165,000
James A. McNamara[3]	—	—	—

*

The Fund has not commenced operations as of the date of this SAI. The compensation disclosed in this table is the estimated compensation from the Fund for the fiscal year ending September 30, 2020, under current compensation arrangements.

**

For the Independent Trustees, the Goldman Sachs Fund Complex includes Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Credit Income Fund, Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, and Goldman Sachs ETF Trust. For the Interested Trustee, the Goldman Sachs Fund Complex includes Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Credit Income Fund, Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust, Goldman Sachs Trust II, and Goldman Sachs ETF Trust.

[1]	Includes compensation as the Board chair.
[2]	Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR.
[3]	Mr. McNamara is an Interested Trustee, and as such, receives no compensation from the Fund or the Goldman Sachs Fund Complex.

No compensation will be paid to trustees who are “interested persons,” as that term is defined in the 1940 Act, of the Fund.

Officers of the Fund

Information pertaining to the officers of the Fund as of [    ], 2020 is set forth below.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: [ ]	Trustee and President	Since inception

Advisory Director, Goldman Sachs (January 2018 – Present); Managing Director, Goldman Sachs (January 2000 – December 2017); Director of Institutional Fund Sales, GSAM (April 1998 – December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 – April 1998).

President and Trustee—Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Credit Income Fund, Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Credit Income Fund, Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: [ ]	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since inception

Managing Director, Goldman Sachs (November 2015 – Present) and Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010 – October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer—Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Credit Income Fund, Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); and Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)).

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Julien Yoo 200 West Street New York, NY 10282 Age: [ ]	Chief Compliance Officer	Since inception

Vice President, Goldman Sachs (December 2014 – Present); Contingent Worker, Goldman Sachs (September 2013 – May 2014); and Vice President, Morgan Stanley Investment Management (2005 – 2010).

Chief Compliance Officer—Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Credit Income Fund, Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Peter W. Fortner 30 Hudson Street Jersey City, NJ 07302 Age: [ ]	Assistant Treasurer	Since inception

Vice President, Goldman Sachs (July 2000 – Present); and Principal Accounting Officer, Commerce Bank Mutual Fund Complex (2008 – Present).

Assistant Treasurer—Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Credit Income Fund, Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Tyler Hanks 222 S. Main St Salt Lake City, UT 84101 Age: [ ]	Assistant Treasurer	Since inception

Vice President, Goldman Sachs (January 2016 — Present); and Associate, Goldman Sachs (January 2014 — January 2016).

Assistant Treasurer — Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Credit Income Fund, Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Kirsten Frivold Imohiosen 200 West Street New York, NY 10282	Assistant Treasurer	Since inception

Managing Director, Goldman Sachs (January 2018 – Present); and Vice President, Goldman Sachs (May 1999 – December 2017).

Assistant Treasurer—Goldman Sachs Real Estate Diversified Income Fund; Goldman Sachs Credit Income Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; and Goldman Sachs Middle Market Lending Corp.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Steven Z. Indich 30 Hudson Street Jersey City, NJ 07302	Assistant Treasurer	Since inception

Vice President, Goldman Sachs (February 2010 – Present).

Assistant Treasurer—Goldman Sachs Real Estate Diversified Income Fund; Goldman Sachs Credit Income Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; and Goldman Sachs Middle Market Lending Corp.

Carol Liu 30 Hudson Street Jersey City, NJ 07302	Assistant Treasurer	Since inception

Vice President, Goldman Sachs (October 2017 – Present); Tax Director, The Raine Group LLC (August 2015 – October 2017); and Tax Director, Icon Investments LLC (January 2012 – August 2015).

Assistant Treasurer—Goldman Sachs Real Estate Diversified Income Fund; Goldman Sachs Credit Income Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; and Goldman Sachs Middle Market Lending Corp.

Levee Brooks 200 West Street New York, NY 10282 Age: [ ]	Vice President	Since inception

Managing Director, Goldman Sachs (2017 – Present); Vice President, Goldman Sachs (2009 – 2017); Associate, Goldman Sachs (2006 – 2009); Analyst, Goldman Sachs (2005 – 2006); and Chairman of the Board of Directors, Moogi, Inc. (2008 – 2013).

Vice President— Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Credit Income Fund, Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Patrick Hyland 200 West Street New York, NY 10282 Age: [ ]	Vice President	Since inception

Vice President, Goldman Sachs (2010 – Present).

Vice President — Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Credit Income Fund, Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Michael Twohig 200 West Street New York, NY 10282 Age: [ ]	Vice President	Since inception

Vice President, Goldman Sachs (2014 – Present).

Vice President—Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Credit Income Fund, Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Caroline L. Kraus 200 West Street New York, NY 10282 Age: [ ]	Secretary	Since inception

Managing Director, Goldman Sachs (January 2016 – Present); Vice President, Goldman Sachs (August 2006 – December 2015); Associate General Counsel, Goldman Sachs (2012 – Present); Assistant General Counsel, Goldman Sachs (August 2006 – December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002 – 2006).

Secretary—Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Credit Income Fund, Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Robert Griffith 200 West Street New York, NY 10282 Age: [ ]	Assistant Secretary	Since inception

Vice President, Goldman Sachs (August 2011 – Present); Associate General Counsel, Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Assistant Secretary—Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Credit Income Fund, Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

[1]

Officers hold office at the pleasure of the Board or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which GS&Co., GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Standing Board Committees

Audit Committee.

The Audit Committee oversees the audit process and provides assistance to the Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the Board an independent registered public accounting firm to audit the books and records of the Fund for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee, and Ms. Dorsa serves as the Chair of the Audit Committee.

Governance and Nominating Committee.

The Governance and Nominating Committee has been established to: (i) assist the Board in matters involving fund governance, which includes making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing its management; (ii) select and nominate candidates for appointment or election to serve as Independent Trustees; and (iii) advise the Board on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees properly recommended by the Fund’s shareholders. Nominee recommendations should be submitted to the Fund at its mailing address stated in the Fund’s Prospectus and should be directed to the attention of the Governance and Nominating Committee.

Compliance Committee.

The Compliance Committee has been established for the purpose of overseeing the Fund’s compliance processes: (i) of the Fund; and (ii) insofar as they relate to services provided to the Fund, of the Fund’s Investment Adviser, Distributor, administrator (if any), and Transfer Agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board with respect to compliance matters. All of the Independent Trustees serve on the Compliance Committee.

Valuation Committee.

The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities held by the Fund in accordance with the Fund’s Valuation Procedures. Messrs. McNamara and DiMaria serve on the Valuation Committee.

Contract Review Committee.

The Contract Review Committee has been established for the purpose of overseeing the processes of the Board for reviewing and monitoring performance under the Fund’s investment management, distribution, transfer agency, and certain other agreements with the Fund’s Investment Adviser and its affiliates. The Contract Review Committee is also responsible for overseeing the Board’s processes for considering and reviewing performance under the operation of the Fund’s distribution and service plan, and any agreements related to the plan. The Contract Review Committee also provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Fund’s other service providers, including, without limitation, the Fund’s custodian/accounting agent, sub-transfer agents, printing firms and professional firms (other than the Fund’s independent auditor, which is the responsibility of the Audit Committee). All of the Independent Trustees serve on the Contract Review Committee.

Because the Fund is newly organized, the above referenced committees did not meet during the prior fiscal year.

Risk Oversight

The Board is responsible for the oversight of the activities of the Fund, including oversight of risk management. Day-to-day risk management with respect to the Fund is the responsibility of GSAM or other service providers (depending on the nature of the risk), subject to supervision by GSAM. The risks of the Fund include, but are not limited to, liquidity risk, investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Each of GSAM and the other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some risks are simply beyond the control of the Fund or GSAM, their respective affiliates or other service providers.

The Board effectuates its oversight role primarily through regular and special meetings of the Board and Board committees. In certain cases, risk management issues are specifically addressed in reports, presentations and discussions. In addition, investment risk is discussed in the context of regular presentations to the Board on Fund strategy. Other types of risk are addressed as part of presentations on related topics (e.g. compliance policies) or in the context of presentations focused specifically on one or more risks. The Board also receives reports from GSAM management on operational risks, reputational risks and counterparty risks relating to the Fund.

Board oversight of risk management is also performed by various Board committees. For example, the Audit Committee will meet with both the Fund’s independent registered public accounting firm and GSAM’s internal audit group to review risk controls in place that support the Fund as well as test results, and the Compliance Committee will meet with the CCO and representatives of GSAM’s compliance group to review testing results of the Fund’s compliance policies and procedures and other compliance issues. Board oversight of risk is also performed as needed between meetings through communications between GSAM and the Board. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Codes of Ethics

The Fund and its Investment Adviser and Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics establish, among other things, procedures for personal investments and restrict certain personal securities transactions, including transactions in securities that are held by us. Personnel subject to each code may invest in securities for their personal investment accounts, so long as such investments are made in accordance with the code’s requirements. These codes of ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

MANAGEMENT OF THE FUND

As stated in the Fund’s Prospectus, GSAM, 200 West Street, New York, New York 10282, serves as Investment Adviser to the Fund. GSAM is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of GS&Co. See “Management of the Fund” in the Fund’s Prospectus for a description of the Investment Adviser’s duties to the Fund.

Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. GS&Co. is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. GS&Co. is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York with offices in countries throughout the world. It has trading professionals throughout the United States, as well as in London, Frankfurt, Tokyo, Seoul, Sao Paulo and other major financial centers around the world. The active participation of GS&Co. in the world’s financial markets enhances its ability to identify attractive investments. GS&Co. has agreed to permit the Fund to use the name “Goldman Sachs” or a derivative thereof as part of the Fund’s name for as long as the Fund’s management agreement (the “Management Agreement”) is in effect.

The Management Agreement provides that GSAM, in its capacity as Investment Adviser, may render similar services to others so long as the services under such Management Agreement are not impaired thereby. The Management Agreement was approved by the Board, including a majority of the Trustees of the Board who are not parties to such agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto (the “non-interested Trustees”), on December 2, 2019. A discussion regarding the Board’s basis for approving the Management Agreement will be available in the Fund’s [semi-]annual report for the period ending [ ].

The Management Agreement will remain in effect for an initial two-year period and will continue in effect with respect to the Fund from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Fund’s outstanding voting securities by value or a majority of the Trustees, and (ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

The Management Agreement will terminate automatically if assigned (as defined in the 1940 Act). The Management Agreement is also terminable at any time without penalty by the Trustees or by vote of a majority of the outstanding voting securities by value of the Fund on 60 days’ written notice to the Investment Adviser or by the Investment Adviser on 60 days’ written notice to the Fund.

In consideration of the advisory services provided by the Investment Adviser, the Investment Adviser is entitled to receive a monthly management fee (the “Management Fee”) at an annual rate equal to 1.25% of the average daily value of the Fund’s net assets. The Management Fee for any partial month will be appropriately prorated. Other investment companies in which the Fund invests will also be subject to management fees paid by those underlying investment companies to their respective investment advisers or managers. Those fees will have the effect of reducing returns to the Fund.

Since the Fund is newly organized, no management fees have been paid to GSAM as investment adviser to the Fund.

In addition to providing advisory services, under the Management Agreement, the Investment Adviser also, to the extent such services are not required to be performed by others pursuant to the fund administration and accounting agreement, the custodian agreement, the transfer agency agreement, distribution agreement or such other agreements with service providers to the Fund that the Board has approved: (i) supervises all non-advisory operations of the Fund; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arranges for (at the Fund’s expense): (a) the preparation of all required tax returns, (b) the preparation and submission of reports to Shareholders, (c) the periodic updating of the Prospectus and this SAI and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the Fund’s records; and (v) provides office space and all necessary office equipment and services.

Portfolio Managers – Other Accounts Managed by the Portfolio Managers

The following table discloses accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management as of [     ], unless otherwise indicated.

For each portfolio manager listed below, the total number of accounts managed is a reflection of accounts within the strategy they oversee or manage, as well as accounts which participate in the sector in which they manage. There are multiple portfolio managers involved with each account.

	Number of Other Accounts Managed and Total Assets[1] by Account Type															Number of Accounts and Total Assets[1] for Which Advisory Fee is Performance- Based
	Registered Investment Companies					Other Pooled Investment Vehicles[2]					Other Accounts[3]					Registered Investment Companies					Other Pooled Investment Vehicles[2]					Other Accounts[3]
	Number of Accounts		Assets Managed			Number of Accounts		Assets Managed			Number of Accounts		Assets Managed			Number of Accounts		Assets Managed			Number of Accounts		Assets Managed			Number of Accounts		Assets Managed
Portfolio Management Team
Nora Creedon	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]
Timothy Ryan, CFA	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]
Sean Brenan	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]
Collin Bell	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]

†	Footnotes:
1.	Asset information is in USD billions unless otherwise specified.
2.	“Other Pooled Investment Vehicles” includes private investment funds and SICAVs.
3.

“Other Accounts” includes a separately managed account platform, advisory mutual fund platform, advisory relationships and others. For purposes of the above, a platform is included as a single account.

Conflicts of Interest. The Investment Adviser’s portfolio managers are often responsible for managing the Fund as well as other registered funds, accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered private funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Fund have adopted policies limiting the circumstances under which cross-trades may be effected between the Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with a portfolio manager’s management of the Fund’s investments and the investments of other accounts, see “POTENTIAL CONFLICTS OF INTEREST.”

The Fund’s investment objective and investment strategies are similar to those of other accounts managed or sponsored by the Investment Adviser or its affiliates (“Accounts”), and an investment appropriate for the Fund may also be appropriate for those Accounts. This creates potential conflicts in allocating investment opportunities among the Fund and such other Accounts, particularly in circumstances where the availability of such investment opportunities is limited, where the liquidity of such investment opportunities is limited or where co-investments by the Fund and other Accounts are not permitted under applicable law.

The 1940 Act limits the ability of the Fund to participate in transactions with certain related parties. In this regard, the Fund is generally prohibited from buying or selling any assets from or to, or entering into certain “joint” transactions with, its “affiliated persons” (within the meaning of the 1940 Act), and affiliated persons of such affiliated persons, except as may be permitted by SEC rules, no-action relief, or an exemptive order. “Affiliated persons” of the Fund include (among other persons) the Investment Adviser; any person that owns, directly or indirectly, five percent or more of the Fund’s outstanding voting securities; any person five percent or more of whose securities are owned by the Fund; and persons that control, are controlled by, or are under common control with, the Fund (including other investment vehicles managed by the Investment Adviser).

The Fund may also invest alongside other Accounts advised by the Investment Adviser and its affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff guidance and interpretations. For example, the Fund may invest alongside such Accounts consistent with guidance promulgated by the staff of the SEC permitting the Fund and such other Accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the Investment Adviser, acting on the Fund’s behalf and on behalf of its other clients, negotiates no term other than price. The Fund may also invest alongside the Investment Adviser’s other clients as otherwise permissible under SEC staff guidance and interpretations, applicable regulations and the allocation policy of the Investment Adviser.

Subject to applicable law, the Fund may invest alongside the Investment Adviser and the Accounts that it manages. In certain circumstances, negotiated co-investments by the Fund and other funds managed by the Investment Adviser may be made only pursuant to an order from the SEC permitting the Fund to do so. The Fund may rely on an exemptive order from the SEC that permits the Fund to participate in negotiated co-investment transactions with certain affiliated funds, whose investment adviser is GSAM, in a manner consistent with its investment objective, positions, policies, strategies and restrictions, as well as regulatory requirements and pursuant to the conditions required by the exemptive relief. Pursuant to the exemptive relief, the Board may establish criteria, which may be amended, rescinded, suspended or qualified by the Board at any time, describing the characteristics of potential investments that would be within the Fund’s then-current investment objective and strategies that GSAM should consider as appropriate for co-investment for the Fund and other funds managed by the Investment Adviser. As a result of such order, there could be significant overlap in the Fund’s investment portfolio and the investment portfolios of other funds managed by the Investment Adviser. Pursuant to the exemptive order, among other things the Fund’s Independent Trustees must not have any direct or indirect financial interest in the co-investment transaction. Such limitation may restrict the availability of investment opportunities due to the financial interests of the Fund’s Independent Trustees.

To address these potential conflicts, the Investment Adviser has developed allocation policies and procedures that provide that personnel of the Investment Adviser making portfolio decisions for Accounts will make purchase and sale decisions and allocate investment opportunities among Accounts consistent with its fiduciary obligations. To the extent permitted by applicable law, these policies and procedures may result in the pro rata allocation of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in many other cases the allocations reflect numerous other factors as described below. There will be cases where certain Accounts receive an allocation of an investment opportunity when the Fund does not and vice versa.

Personnel of the Investment Adviser involved in decision-making for Accounts may make allocation related decisions for the Fund and other Accounts by reference to one or more factors, including: the Account’s portfolio and its investment horizons, objectives, guidelines and restrictions (including legal and regulatory restrictions); strategic fit and other portfolio management considerations, including different desired levels of investment for different strategies; the expected future capacity of the applicable Accounts; cash and liquidity considerations; and the availability of other appropriate investment opportunities. Suitability considerations, reputational matters and other considerations may also be considered. The application of these considerations may cause differences in the performance of different Accounts that have similar strategies. In addition, in some cases the Investment Adviser may make investment recommendations to Accounts where the Accounts make the investment independently of the Investment Adviser, which may result in a reduction in the availability of the investment opportunity for other Accounts (including the Fund) irrespective of the Investment Adviser’s policies regarding allocation of investments. Additional information about the Investment Adviser’s allocation policies is set forth in Item 6 (“Performance-based Fees and Side-by-Side Management—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.

Portfolio Managers’ Compensation

Compensation for portfolio managers of the Investment Adviser is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of the Investment Adviser and Goldman Sachs; the team’s net revenues for the past year which is primarily derived from advisory fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to the funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

For compensation purposes, the benchmark for the Fund is [    ].

The discretionary variable compensation for portfolio managers is also significantly influenced by various factors, including: (1) effective participation in team discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the Fund. Other factors may also be considered including: (1) general client/investor orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation—In addition to base salary and year-end discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401(k) program that enables employees to direct a percentage of their base salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Portfolio Managers — Portfolio Managers’ Ownership of Shares in the Fund

The Fund was not in operation prior to the date of this SAI. Consequently, the portfolio managers own no Shares in the Fund.

POTENTIAL CONFLICTS OF INTEREST

General Categories of Conflicts Associated with the Fund

Goldman Sachs (which, for purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, shall mean, collectively, The Goldman Sachs Group, Inc., the Investment Adviser and their affiliates, directors, partners, trustees, managers, members, officers and employees) is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets. As such, it provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high net-worth individuals. Goldman Sachs acts as an investment banker, research provider, investment adviser, financier, adviser, market maker, prime broker, derivatives dealer, lender, counterparty, agent, principal and investor. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products, for its own account and for the accounts of clients and of its personnel, through client accounts and the relationships and products it sponsors, manages and advises. Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets, and the securities and issuers, in which the Funds may directly and indirectly invest. As a result, Goldman Sachs’ activities and dealings may affect the Funds in ways that may disadvantage or restrict the Funds and/or benefit Goldman Sachs or other Accounts. For purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, “Funds” shall mean, collectively, the Fund and any of the other Goldman Sachs Funds, and “Accounts” shall mean Goldman Sachs’ own accounts, accounts in which personnel of Goldman Sachs have an interest, accounts of Goldman Sachs’ clients, including separately managed accounts (or separate accounts), and investment vehicles that Goldman Sachs sponsors, manages or advises, including the Funds.

The following are descriptions of certain conflicts of interest and potential conflicts of interest that may be associated with the financial or other interests that the Investment Adviser and Goldman Sachs may have in transactions effected by, with, or on behalf of the Funds. In addition, the Investment Adviser’s activities on behalf of certain other entities that are not investment advisory clients of the Investment Adviser may create conflicts of interest between such entities, on the one hand, and Accounts (including the Funds), on the other hand, that are the same as or similar to the conflicts that arise between the Funds and other Accounts, as described herein. The conflicts herein do not purport to be a complete list or explanation of the conflicts associated with the financial or other interests the Investment Adviser or Goldman Sachs may have now or in the future. Additional information about potential conflicts of interest regarding the Investment Adviser and Goldman Sachs is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

The Sale of Fund Shares and the Allocation of Investment Opportunities

Sales Incentives and Related Conflicts Arising from Goldman Sachs’ Financial and Other Relationships with Intermediaries

Goldman Sachs and its personnel, including employees of the Investment Adviser, may receive benefits and earn fees and compensation for services provided to Accounts (including the Funds) and in connection with the distribution of the Funds. Any such fees and compensation may be paid directly or indirectly out of the fees payable to the Investment Adviser in connection with the management of such Accounts (including the Funds). Moreover, Goldman Sachs and its personnel, including employees of the Investment Adviser, may have relationships (both involving and not involving the Funds, and including without limitation placement, brokerage, advisory and board relationships) with distributors, consultants and others who recommend, or engage in transactions with or for, the Funds. Such distributors, consultants and other parties may receive compensation from Goldman Sachs or the Funds in connection with such relationships. As a result of these relationships, distributors, consultants and other parties may have conflicts that create incentives for them to promote the Funds.

To the extent permitted by applicable law, Goldman Sachs and the Funds may make payments to authorized dealers and other financial intermediaries and to salespersons to promote the Funds. These payments may be made out of Goldman Sachs’ assets or amounts payable to Goldman Sachs. These payments may create an incentive for such persons to highlight, feature or recommend the Funds.

Allocation of Investment Opportunities Among the Funds and Other Accounts

The Investment Adviser may manage or advise multiple Accounts (including Accounts in which Goldman Sachs and its personnel have an interest) that have investment objectives that are the same or similar to the Funds and that may seek to make or sell investments in the same securities or other instruments, sectors or strategies as the Funds. This creates potential conflicts, particularly in circumstances where the availability or liquidity of such investment opportunities is limited (e.g., in real estate assets, primary investments and secondary interests in private investment funds, direct or indirect investments in and co-investments alongside private investment funds, local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization, investments in master limited partnerships in the oil and gas industry and initial public offerings/new issues).

The Investment Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Funds, but may simultaneously manage Accounts for which the Investment Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Funds. The simultaneous management of Accounts that pay greater fees or other compensation and the Funds creates a conflict of interest as the Investment Adviser has an incentive to favor Accounts with the potential to receive greater fees when allocating resources, services, functions or investment opportunities among Accounts. For instance, the Investment Adviser may be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from Accounts that pay performance-based fees. To address these types of conflicts, the Investment Adviser has adopted policies and procedures under which it will allocate investment opportunities in a manner that it believes is consistent with its obligations and fiduciary duties as an investment adviser. However, the availability, amount, timing, structuring or terms of an investment by the Funds may differ from, and performance may be lower than, the investments and performance of other Accounts.

To address these potential conflicts, the Investment Adviser has developed allocation policies and procedures that provide that the Investment Adviser’s personnel making portfolio decisions for Accounts will make investment decisions for, and allocate investment opportunities among, such Accounts consistent with the Investment Adviser’s fiduciary obligations. These policies and procedures may result in the pro rata allocation (on a basis determined by the Investment Adviser) of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in other cases such allocation may not be pro rata.

Allocation-related decisions for the Funds and other Accounts may be made by reference to one or more factors. Factors may include: the Account’s portfolio and its investment horizons, objectives, guidelines and restrictions (including legal and regulatory restrictions affecting certain Accounts or affecting holdings across Accounts); client instructions; strategic fit and other portfolio management considerations, including different desired levels of exposure to certain strategies; the expected future capacity of the Funds and the applicable Accounts; limits on the Investment Adviser’s brokerage discretion; cash and liquidity needs and other considerations; the availability of other appropriate or substantially similar investment opportunities; and differences in benchmark factors and hedging strategies among Accounts. Suitability considerations, reputational matters and other considerations may also be considered.

In a case in which one or more Accounts are intended to be the Investment Adviser’s primary investment vehicles focused on, or to receive priority with respect to, a particular trading strategy, other Accounts (including the Funds) may not have access to such strategy or may have more limited access than would otherwise be the case. To the extent that such Accounts are managed by areas of Goldman Sachs other than the Investment Adviser, such Accounts will not be subject to the Investment Adviser’s allocation policies. Investments by such Accounts may reduce or eliminate the availability of investment opportunities to, or otherwise adversely affect, the Fund. Furthermore, in cases in which one or more Accounts are intended to be the Investment Adviser’s primary investment vehicles focused on, or receive priority with respect to, a particular trading strategy or type of investment, such Accounts may have specific policies or guidelines with respect to Accounts or other persons receiving the opportunity to invest alongside such Accounts with respect to one or more investments (“Co-Investment Opportunities”). As a result, certain Accounts or other persons will receive allocations to, or rights to invest in, Co-Investment Opportunities that are not available generally to the Funds.

In addition, in some cases the Investment Adviser may make investment recommendations to Accounts that make investment decisions independently of the Investment Adviser. In circumstances in which there is limited availability of an investment opportunity, if such Accounts invest in the investment opportunity at the same time as, or prior to, the Fund, the availability of the investment opportunity for the Fund will be reduced irrespective of the Investment Adviser’s policies regarding allocations of investments.

The Investment Adviser may, from time to time, develop and implement new trading strategies or seek to participate in new trading strategies and investment opportunities. These strategies and opportunities may not be employed in all Accounts or employed pro rata among Accounts where they are used, even if the strategy or opportunity is consistent with the objectives of such Accounts. Further, a trading strategy employed for the Fund that is similar to, or the same as, that of another Account may be implemented differently, sometimes to a material extent. For example, the Fund may invest in different securities or other assets, or invest in the same securities and other assets but in different proportions, than another Account with the same or similar trading strategy. The implementation of the Fund’s trading strategy will depend on a variety of factors, including the portfolio managers involved in managing the trading strategy for the Account, the time difference associated with the location of different portfolio management teams, and the factors described above and in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.

During periods of unusual market conditions, the Investment Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Accounts that are typically managed on a side-by-side basis with levered and/or long-short Accounts.

The Investment Adviser and the Funds may receive notice of, or offers to participate in, investment opportunities from third parties for various reasons. The Investment Adviser in its sole discretion will determine whether the Fund will participate in any such investment opportunities and investors should not expect that the Fund will participate in any such investment opportunities unless the opportunities are received pursuant to contractual requirements, such as preemptive rights or rights offerings, under the terms of the Fund’s investments. Moreover, Goldman Sachs businesses outside of the Investment Adviser are under no obligation or other duty to provide investment opportunities to the Funds, and generally are not expected to do so. Further, opportunities sourced within particular portfolio management teams within the Investment Adviser may not be allocated to Accounts (including the Funds) managed by such teams or by other teams. Opportunities not allocated (or not fully allocated) to the Funds or other Accounts managed by the Investment Adviser may be undertaken by Goldman Sachs (including the Investment Adviser), including for Goldman Sachs Accounts, or made available to other Accounts or third parties, and the Funds will not receive any compensation related to such opportunities. Additional information about the Investment Adviser’s allocation policies is set forth in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.

As a result of the various considerations above, there will be cases in which certain Accounts (including Accounts in which Goldman Sachs and personnel of Goldman Sachs have an interest) receive an allocation of an investment opportunity at times that the Funds do not, or when the Funds receive an allocation of such opportunities but on different terms than other Accounts (which may be less favorable). The application of these considerations may cause differences in the performance of different Accounts that employ strategies the same or similar to those of the Funds.

Multiple Accounts (including the Funds) may participate in a particular investment or incur expenses applicable in connection with the operation or management of the Accounts, or otherwise may be subject to costs or expenses that are allocable to more than one Account (which may include, without limitation, research expenses, technology expenses, expenses relating to participation in bondholder groups, restructurings, class actions and other litigation, and insurance premiums). The Investment Adviser may allocate investment-related and other expenses on a pro rata or different basis. Expenses are generally allocated to Accounts (including the Funds) based on whose behalf the expenses are incurred. Where the Funds and one or more other Accounts participate in a particular investment or collectively incur other expenses, the Investment Adviser generally allocates investment-related and other expenses in a manner the Investment Adviser determines to be fair and equitable, which may be pro rata or on a different basis.

Accounts will generally incur expenses with respect to the consideration and pursuit of transactions that are not ultimately consummated (“broken-deal expenses”). Examples of broken-deal expenses include (i) research costs, (ii) fees and expenses of legal, financial, accounting, consulting or other advisers (including the Investment Adviser or its affiliates) in connection with conducting due diligence or otherwise pursuing a particular non-consummated transaction, (iii) fees and expenses in connection with arranging financing for a particular non-consummated transaction, (iv) travel and entertainment costs, (v) deposits or down payments that are forfeited in connection with, or amounts paid as a penalty for, a particular non-consummated transaction and (vi) other expenses incurred in connection with activities related to a particular non-consummated transaction.

The Investment Adviser has adopted a policy relating to the allocation of broken-deal expenses among Accounts (including the Funds) and other potential investors. Pursuant to the policy, broken-deal expenses generally will be allocated among Accounts in the manner that the Investment Adviser determines to be fair and equitable, which may be pro rata or on a different basis.

Goldman Sachs’ Financial and Other Interests May Incentivize Goldman Sachs to Promote the Sale of Fund Shares

Goldman Sachs and its personnel have interests in promoting sales of Fund shares, and the compensation from such sales may be greater than the compensation relating to sales of interests in other Accounts. Therefore, Goldman Sachs and its personnel may have a financial interest in promoting Fund shares over interests in other Accounts.

Management of the Funds by the Investment Adviser

Considerations Relating to Information Held by Goldman Sachs

Goldman Sachs has established certain information barriers and other policies to address the sharing of information between different businesses within Goldman Sachs. As a result of information barriers, the Investment Adviser generally will not have access, or will have limited access, to certain information and personnel in other areas of Goldman Sachs relating to business transactions for clients (including transactions in investing, banking, prime brokerage and certain other areas), and generally will not manage the Funds with the benefit of information held by such other areas. Goldman Sachs, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that may be adverse to the Funds, and will not have any obligation or other duty to share information with the Investment Adviser.

In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures, personnel on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Investment Adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Investment Adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the Investment Adviser may otherwise have purchased or sold for an Account in the absence of a wall crossing). In managing conflicts of interest that may arise as a result of the foregoing, the Investment Adviser generally will be subject to fiduciary requirements.

Information barriers also exist between certain businesses within the Investment Adviser, and the conflicts described herein with respect to information barriers and otherwise with respect to Goldman Sachs and the Investment Adviser will also apply to the businesses within the Investment Adviser. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the Investment Adviser, the Investment Adviser limits an activity or transaction for the Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.

In addition, regardless of the existence of information barriers, Goldman Sachs will not have any obligation or other duty to make available for the benefit of the Funds any information regarding Goldman Sachs’ trading activities, strategies or views, or the activities, strategies or views used for other Accounts. Furthermore, to the extent that the Investment Adviser has access to fundamental analysis and proprietary technical models or other information developed by Goldman Sachs and its personnel, or other parts of the Investment Adviser, the Investment Adviser will not be under any obligation or other duty to effect transactions on behalf of Accounts (including the Funds) in accordance with such analysis and models. In the event Goldman Sachs elects not to share certain information with the Investment Adviser or personnel involved in decision-making for Accounts (including the Funds), the Funds may make investment decisions that differ from those they would have made if Goldman Sachs had provided such information, which may be disadvantageous to the Funds.

Different areas of the Investment Adviser and Goldman Sachs may take views, and make decisions or recommendations, that are different than other areas of the Investment Adviser and Goldman Sachs. Different portfolio management teams within the Investment Adviser may make decisions based on information or take (or refrain from taking) actions with respect to Accounts they advise in a manner that may be different than or adverse to the Funds. Such teams may not share information with the Funds’ portfolio management teams, including as a result of certain information barriers and other policies, and will not have any obligation or other duty to do so.

Goldman Sachs operates a business known as Goldman Sachs Securities Services (“GSS”), which provides prime brokerage, administrative and other services to clients which may involve investment funds (including pooled investment vehicles and private funds) in which one or more Accounts invest (“Underlying Funds”) or markets and securities in which Accounts invest. GSS and other parts of Goldman Sachs have broad access to information regarding the current status of certain markets, investments and funds and detailed information about fund operators that is not available to the Investment Adviser. In addition, Goldman Sachs may act as a prime broker to one or more Underlying Funds, in which case Goldman Sachs will have information concerning the investments and transactions of such Underlying Funds that is not available to the Investment Adviser. As a result of these and other activities, parts of Goldman Sachs may be in possession of information in respect of markets, investments, investment advisers that are affiliated or unaffiliated with Goldman Sachs and Underlying Funds, which, if known to the Investment Adviser, might cause the Investment Adviser to seek to dispose of, retain or increase interests in investments held by Accounts or acquire certain positions on behalf of Accounts, or take other actions. Goldman Sachs will be under no obligation or other duty to make any such information available to the Investment Adviser or personnel involved in decision-making for Accounts (including the Funds).

Valuation of the Funds’ Investments

The Investment Adviser, while not the primary valuation agent of the Funds, performs certain valuation services related to securities and assets held in the Funds. The Investment Adviser performs such valuation services in accordance with its valuation policies. The Investment Adviser may value an identical asset differently than another division or unit within Goldman Sachs values the asset, including because such other division or unit has information or uses valuation techniques and models that it does not share with, or that are different than those of, the Investment Adviser. This is particularly the case in respect of difficult-to-value assets. The Investment Adviser may also value an identical asset differently in different Accounts, including because different Accounts are subject to different valuation guidelines pursuant to their respective governing agreements (e.g., in connection with certain regulatory restrictions applicable to different Accounts), different third-party vendors are hired to perform valuation functions for the Accounts, the Accounts are managed or advised by different portfolio management teams within the Investment Adviser that employ different valuation policies or procedures, or otherwise. The Investment Adviser will face a conflict with respect to valuations generally because of their effect on the Investment Adviser’s fees and other compensation. Furthermore, the application of particular valuation policies with respect to the Funds may result in improved performance of the Funds.

Goldman Sachs’ and the Investment Adviser’s Activities on Behalf of Other Accounts

Goldman Sachs engages in a variety of activities in the global financial markets. The extent of Goldman Sachs’ activities in the global financial markets, including without limitation in its capacity as an investment banker, research provider, investment adviser, financier, adviser, market maker, prime broker, derivatives dealer, lender, counterparty, agent, principal and investor, as well as in other capacities, may have potential adverse effects on the Funds.

The Investment Adviser provides advisory services to the Funds. The Investment Adviser’s decisions and actions on behalf of the Funds may differ from those on behalf of other Accounts. Advice given to, or investment or voting decisions made for, one or more Accounts may compete with, affect, differ from, conflict with, or involve timing different from, advice given to or investment decisions made for the Funds. Goldman Sachs (including the Investment Adviser), the clients it advises, and its personnel have interests in and advise Accounts that have investment objectives or portfolios similar to, related to or opposed to those of the Funds. Goldman Sachs may receive greater fees or other compensation (including performance-based fees) from such Accounts than it does from the Funds. In addition,

Goldman Sachs (including the Investment Adviser), the clients it advises, and its personnel may engage (or consider engaging) in commercial arrangements or transactions with Accounts, and/or may compete for commercial arrangements or transactions in the same types of companies, assets, securities and other instruments, as the Funds. Decisions and actions of the Investment Adviser on behalf of the Funds may differ from those by Goldman Sachs (including the Investment Adviser) on behalf of other Accounts, including Accounts sponsored, managed or advised by the Investment Adviser. Advice given to, or investment or voting decisions made for, the Funds may compete with, affect, differ from, conflict with, or involve timing different from, advice given to, or investment or voting decisions made for, other Accounts, including Accounts sponsored, managed or advised by the Investment Adviser. Additionally, as described below, the Investment Adviser faces conflicts of interest arising out of Goldman Sachs’ relationships and business dealings in connection with decisions to take or refrain from taking certain actions on behalf of Accounts when doing so would be adverse to Goldman Sachs’ relationships or other business dealings with such parties.

Transactions by, advice to and activities of Accounts (including with respect to investment decisions, voting and the enforcement of rights) may involve the same or related companies, securities or other assets or instruments as those in which the Funds invest, and such Accounts may engage in a strategy while the Fund is undertaking the same or a differing strategy, any of which could directly or indirectly disadvantage the Fund (including its ability to engage in a transaction or other activities) or the prices or terms at which the Fund’s transactions or other activities may be effected.

Moreover, Goldman Sachs may be engaged to provide advice to an Account that is considering entering into a transaction with the Fund, and Goldman Sachs may advise the Account not to pursue the transaction with the Fund, or otherwise in connection with a potential transaction provide advice to the Account that would be adverse to the Fund. Additionally, the Fund may buy a security and an Account may establish a short position in that same security or in similar securities. This short position may result in the impairment of the price of the security that the Fund holds or may be designed to profit from a decline in the price of the security. The Fund could similarly be adversely impacted if it establishes a short position, following which an Account takes a long position in the same security or in similar securities. In addition, Goldman Sachs (including the Investment Adviser) may make filings in connection with a shareholder class action lawsuit or similar matter involving a particular security on behalf of an Account (including the Fund), but not on behalf of a different Account (including the Fund) that holds or held the same security, or that is invested in or has extended credit to different parts of the capital structure of the same issuer.

To the extent the Fund engages in transactions in the same or similar types of securities or other investments as other Accounts, the Fund and other Accounts may compete for such transactions or investments, and transactions or investments by such other Accounts may negatively affect the transactions of the Fund (including the ability of the Fund to engage in such a transaction or investment or other activities), or the price or terms at which the Fund’s transactions or investments or other activities may be effected. In some cases, such adverse impacts may result from differences in the timing of transactions by Accounts relative to when the Fund executes transactions in the same securities. Moreover, the Fund, on the one hand, and Goldman Sachs or other Accounts, on the other hand, may vote differently on or take or refrain from taking different actions with respect to the same security, which may be disadvantageous to the Fund. Accounts may also have different rights in respect of an investment with the same issuer, or invest in different classes of the same issuer that have different rights, including, without limitation, with respect to liquidity. The determination to exercise such rights by the Investment Adviser on behalf of such other Accounts may have an adverse effect on the Funds.

Goldman Sachs (including, as applicable, the Investment Adviser) and its personnel, when acting as an investment banker, research provider, investment adviser, financier, adviser, market maker, prime broker, derivatives dealer, lender, counterparty or investor, or in other capacities, may advise on transactions, make investment decisions or recommendations, provide differing investment views or have views with respect to research or valuations that are inconsistent with, or adverse to, the interests and activities of the Funds. Shareholders may be offered access to advisory services through several different Goldman Sachs advisory businesses (including Goldman Sachs & Co. LLC and the Investment Adviser). Different advisory businesses within Goldman Sachs manage Accounts according to different strategies and may also apply different criteria to the same or similar strategies and may have differing investment views in respect of an issuer or a security or other investment. Similarly, within the Investment Adviser, certain investment teams or portfolio managers may have differing or opposite investment views in respect of an issuer or a security, and the positions the Fund’s investment team or portfolio managers take in respect of the Fund may be inconsistent with, or adversely affected by, the interests and activities of the Accounts advised by other investment teams or portfolio managers of the Investment Adviser. Research, analyses or viewpoints may be available to clients or potential clients at different times. Goldman Sachs will not have any obligation or other duty to make available to the Funds any research or analysis prior to its public dissemination. The Investment Adviser ~~is~~ responsible for making investment decisions on behalf of the Funds, and such investment decisions can differ from investment decisions or recommendations by Goldman Sachs on behalf of other Accounts. Goldman Sachs, on behalf of one or more Accounts, may implement an investment decision or strategy ahead of, or contemporaneously with, or behind similar investment decisions or strategies made for the Funds (whether or not the investment decisions emanate from the same research analysis or other information). The relative timing for the implementation of investment decisions or strategies for Accounts (including Accounts sponsored, managed or advised by the Investment Adviser), on the one hand, and the Funds, on the other hand, may disadvantage the Funds. Certain factors, for example, market impact, liquidity constraints, or other circumstances, could result in the Funds receiving less favorable investment or trading results or incurring increased costs associated with implementing such investment decisions or strategies, or being otherwise disadvantaged.

Subject to applicable law, the Investment Adviser may cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in other Accounts being relieved of obligations or otherwise divested of investments, which may enhance the profitability of Goldman Sachs’ or other Accounts’ investment in and activities with respect to such companies. Goldman Sachs may, in its discretion, recommend that the Funds have ongoing business dealings, arrangements or agreements with persons who are (i) former employees of Goldman Sachs, (ii) affiliates or other portfolio companies of Goldman Sachs or other Accounts, (iii) Goldman Sachs’ employees’ family members and/or relatives and/or certain of their portfolio companies or (iv) persons otherwise associated with an investor in an Account or a portfolio company or service provider of Goldman Sachs or an Account. The Funds may bear, directly or indirectly, the costs of such dealings, arrangements or agreements. These recommendations, and recommendations relating to continuing any such dealings, arrangements or agreements, may pose conflicts of interest and may be based on differing incentives due to Goldman Sachs’ relationships with such persons. In particular, when acting on behalf of, and making decisions for, Accounts, the Investment Adviser may take into account Goldman Sachs’ interests in maintaining its relationships and business dealings with such persons. As a result, the Investment Adviser faces conflicts of interest arising out of Goldman Sachs’ relationships and business dealings in connection with decisions to take or refrain from taking certain actions on behalf of Accounts when doing so would be adverse to Goldman Sachs’ relationships or other business dealings with such parties.

When the Investment Adviser wishes to place an order for different types of Accounts (including the Funds) for which aggregation is not practicable, the Investment Adviser may use a trade sequencing and rotation policy to determine which type of Account is to be traded first. Under this policy, each portfolio management team may determine the length of its trade rotation period and the sequencing schedule for different categories of clients within this period provided that the trading periods and these sequencing schedules are designed to be fair and equitable over time. The portfolio management teams currently base their trading periods and rotation schedules on the relative amounts of assets managed for different client categories (e.g., unconstrained client accounts, “wrap program” accounts, etc.) and, as a result, the Funds may trade behind other Accounts. Within a given trading period, the sequencing schedule establishes when and how frequently a given client category will trade first in the order of rotation. The Investment Adviser may deviate from the predetermined sequencing schedule under certain circumstances, and the Investment Adviser’s trade sequencing and rotation policy may be amended, modified or supplemented at any time without prior notice to clients.

Potential Conflicts Relating to Follow-On Investments

From time to time, the Investment Adviser may provide opportunities to Accounts (including potentially the Funds) to make investments in companies in which certain Accounts have already invested. Such follow-on investments can create conflicts of interest, such as the determination of the terms of the new investment and the allocation of such opportunities among Accounts (including the Funds). Follow-on investment opportunities may be available to the Funds notwithstanding that the Funds have no existing investment in the issuer, resulting in the assets of the Funds potentially providing value to, or otherwise supporting the investments of, other Accounts. Accounts (including the Funds) may also participate in releveraging, recapitalization, and similar transactions involving companies in which other Accounts have invested or will invest. Conflicts of interest in these and other transactions may arise between Accounts (including the Funds) with existing investments in a company and Accounts making subsequent investments in the company, which may have opposing interests regarding pricing and other terms. The subsequent investments may dilute or otherwise adversely affect the interests of the previously-invested Accounts (including the Funds).

Diverse Interests of Shareholders

The various types of investors in and beneficiaries of the Funds, including to the extent applicable the Investment Adviser and its affiliates, may have conflicting investment, tax and other interests with respect to their interests in the Funds. When considering a potential investment for the Fund, the Investment Adviser will generally consider the investment objectives of the Fund, not the investment objectives of any particular investor or beneficiary. The Investment Adviser may make decisions, including with respect to tax matters, from time to time that may be more beneficial to one type of investor or beneficiary than another, or to the Investment Adviser and its affiliates than to investors or beneficiaries unaffiliated with the Investment Adviser. In addition, Goldman Sachs may face certain tax risks based on positions taken by the Funds, including as a withholding agent. Goldman Sachs reserves the right on behalf of itself and its affiliates to take actions adverse to the Funds or other Accounts in these circumstances, including withholding amounts to cover actual or potential tax liabilities.

Selection of Service Providers

The Funds expect to engage service providers (including attorneys and consultants) that may also provide services to Goldman Sachs and other Accounts. In addition, certain service providers to the Investment Adviser or Funds may also be portfolio companies or other affiliates of the Investment Adviser or Accounts (for example, a portfolio company of an Account may retain a portfolio company of another Account). To the extent it is involved in such selection, the Investment Adviser intends to select these service providers based on a number of factors, including expertise and experience, knowledge of related or similar products, quality of service, reputation in the marketplace, relationships with the Investment Adviser, Goldman Sachs or others, and price. These service providers may have business, financial, or other relationships with Goldman Sachs (including its personnel), which may influence the Investment Adviser’s selection of these service providers for the Funds. In such circumstances, there may be a conflict of interest between Goldman Sachs (acting on behalf of the Funds) and the Funds or between Funds if the Funds determine not to engage or continue to engage these service providers.

The Investment Adviser may, in its sole discretion, determine to provide, or engage or recommend an affiliate of the Investment Adviser to provide, certain services to the Funds, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular Fund and applicable law, the Investment Adviser or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, the Investment Adviser faces a conflict of interest when selecting service providers for the Funds. Notwithstanding the foregoing, the selection of service providers for the Funds will be conducted in accordance with the Investment Adviser’s fiduciary obligations to the Funds. The service providers selected by the Investment Adviser may charge different rates to different recipients based on the specific services provided, the personnel providing the services, the complexity of the services provided or other factors. As a result, the rates paid with respect to these service providers by the Fund, on the one hand, may be more or less favorable than the rates paid by Goldman Sachs, including the Investment Adviser, on the other hand. In addition, the rates paid by the Investment Adviser or the Funds, on the one hand, may be more or less favorable than the rates paid by other parts of Goldman Sachs or Accounts managed by other parts of Goldman Sachs, on the other hand. Goldman Sachs (including the Investment Adviser), its personnel, and/or Accounts may hold investments in companies that provide services to entities in which the Funds invest generally, and, subject to applicable law, the Investment Adviser may refer or introduce such companies’ services to entities that have issued securities held by the Funds.

Investments in Goldman Sachs Funds

To the extent permitted by applicable law, the Funds may invest in money market and other funds sponsored, managed or advised by Goldman Sachs. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, will pay all advisory, administrative or Rule 12b-1 fees applicable to the investment, and certain Funds that invest in other funds sponsored, managed or advised by Goldman Sachs pay advisory fees to the Investment Adviser that are not reduced by any fees payable by such other funds to Goldman Sachs as manager of such other funds (i.e., there will be “double fees” involved in making any such investment, which would not arise in connection with the direct allocation of assets by investors in the Funds to such other funds), other than in certain specified cases, including as may be required by applicable law. In such circumstances, as well as in all other circumstances in which Goldman Sachs receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Funds will be required.

Goldman Sachs May In-Source or Outsource

Subject to applicable law, Goldman Sachs, including the Investment Adviser, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Goldman Sachs May Act in a Capacity Other Than Investment Adviser to the Funds

Investments in Different Parts of an Issuer’s Capital Structure

Goldman Sachs (including the Investment Adviser) or Accounts, on the one hand, and the Funds, on the other hand, may invest in or extend credit to different parts of the capital structure of a single issuer. As a result, Goldman Sachs (including the Investment Adviser) or Accounts may take actions that adversely affect the Funds. In addition, Goldman Sachs (including the Investment Adviser) may advise Accounts with respect to different parts of the capital structure of the same issuer, or classes of securities that are subordinate or senior to securities, in which the Funds invest. Goldman Sachs (including the Investment Adviser) may pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of itself or other Accounts with respect to an issuer in which the Funds have invested, and such actions (or refraining from action) may have a material adverse effect on the Funds.

For example, in the event that Goldman Sachs (including the Investment Adviser) or an Account holds loans, securities or other positions in the capital structure of an issuer that ranks senior in preference to the holdings of the Fund in the same issuer, and the issuer experiences financial or operational challenges, Goldman Sachs (including the Investment Adviser), acting on behalf of itself or the Account, may seek a liquidation, reorganization or restructuring of the issuer, or terms in connection with the foregoing, that may have an adverse effect on or otherwise conflict with the interests of the Fund’s holdings in the issuer. In connection with any such liquidation, reorganization or restructuring, the Fund’s holdings in the issuer may be extinguished or substantially diluted, while Goldman Sachs (including the Investment Adviser) or another Account may receive a recovery of some or all of the amounts due to them. In addition, in connection with any lending arrangements involving the issuer in which Goldman Sachs (including the Investment Adviser) or an Account participates, Goldman Sachs (including the Investment Adviser) or the Account may seek to exercise its rights under the applicable loan agreement or other document, which may be detrimental to the Fund. In situations in which Goldman Sachs (including the Investment Adviser) holds positions in multiple parts of the capital structure of an issuer across Accounts (including the Funds), the Investment Adviser may not pursue actions or remedies that may be available to the Fund, as a result of legal and regulatory requirements or otherwise.

These potential issues are examples of conflicts that Goldman Sachs (including the Investment Adviser) will face in situations in which the Funds, and Goldman Sachs (including the Investment Adviser) or other Accounts, invest in or extend credit to different parts of the capital structure of a single issuer. Goldman Sachs (including the Investment Adviser) addresses these issues based on the circumstances of particular situations. For example, Goldman Sachs (including the Investment Adviser) may determine to rely on information barriers between different Goldman Sachs (including the Investment Adviser) business units or portfolio management teams. Goldman Sachs (including the Investment Adviser) may determine to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of the Funds.

As a result of the various conflicts and related issues described above and the fact that conflicts will not necessarily be resolved in favor of the interests of the Funds, the Funds could sustain losses during periods in which Goldman Sachs (including the Investment Adviser) and other Accounts (including Accounts sponsored, managed or advised by the Investment Adviser) achieve profits generally or with respect to particular holdings in the same issuer, or could achieve lower profits or higher losses than would have been the case had the conflicts described above not existed.

The negative effects described above may be more pronounced in connection with transactions in, or the Funds’ use of, small capitalization, emerging market, distressed or less liquid strategies.

Principal and Cross Transactions

When permitted by applicable law and the Investment Adviser’s policies, the Investment Adviser, acting on behalf of the Funds, may enter into transactions in securities and other instruments with or through Goldman Sachs or in Accounts managed by the Investment Adviser or its affiliates, and may (but is under no obligation or other duty to) cause the Funds to engage in transactions in which the Investment Adviser acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, the Funds on one side of a transaction and a brokerage account on the other side of the transaction (agency cross transactions). There may be potential conflicts of interest, regulatory issues or restrictions contained in the Investment Adviser’s internal policies relating to these transactions which could limit the Investment Adviser’s determination to engage in these transactions for Accounts (including the Funds). In certain circumstances such as when Goldman Sachs is the only or one of a few participants in a particular market or is one of the largest such participants, such limitations may eliminate or reduce the availability of certain investment opportunities to Accounts (including the Funds) or impact the price or terms on which transactions relating to such investment opportunities may be effected.

Goldman Sachs will have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. The Investment Adviser has developed policies and procedures in relation to such transactions and conflicts. Cross transactions may disproportionately benefit some Accounts relative to other Accounts, including the Funds, due to the relative amount of market savings obtained by the Accounts. Principal, cross or agency cross transactions will be effected in accordance with fiduciary requirements and applicable law (which may include disclosure and consent).

Goldman Sachs May Act in Multiple Commercial Capacities

To the extent permitted by applicable law, Goldman Sachs may act as broker, dealer, agent, counterparty, lender or advisor or in other commercial capacities for the Funds or issuers of securities held by the Funds. Goldman Sachs may be entitled to compensation in connection with the provision of such services, and the Funds will not be entitled to any such compensation. Goldman Sachs will have an interest in obtaining fees and other compensation in connection with such services that are favorable to Goldman Sachs, and in connection with providing such services may take commercial steps in its own interest, or may advise the parties to which it is providing services, or take other actions, any of which may have an adverse effect on the Funds. For example, Goldman Sachs may require repayment of all or part of a loan from a company in which an Account (including the Fund) holds an interest, which could cause the company to default or be required to liquidate its assets more rapidly, which could adversely affect the value of the company and the value of the Funds invested therein. Goldman Sachs may also advise such a company to make changes to its capital structure the result of which would be a reduction in the value or priority of a security held (directly or indirectly) by one or more Funds. Actions taken or advised to be taken by Goldman Sachs in connection with other types of transactions may also result in adverse consequences for the Funds. Goldman Sachs may also provide various services to companies in which the Funds have an interest, or to the Funds, which may result in fees, compensation and remuneration as well as other benefits, to Goldman Sachs. Such fees, compensation and remuneration may be substantial. Providing services to the Funds and companies (or their personnel) in which the Funds invest may enhance Goldman Sachs’ relationships with various parties, facilitate additional business development and enable Goldman Sachs to obtain additional business and generate additional revenue.

Goldman Sachs’ activities on behalf of its clients may also restrict investment opportunities that may be available to the Funds. For example, Goldman Sachs is often engaged by companies as a financial advisor, or to provide financing or other services, in connection with commercial transactions that may be potential investment opportunities for the Funds. There may be circumstances in which the Funds are precluded from participating in such transactions as a result of Goldman Sachs’ engagement by such companies. Goldman Sachs reserves the right to act for these companies in such circumstances, notwithstanding the potential adverse effect on the Funds. Goldman Sachs may also represent creditor or debtor companies in proceedings under Chapter 11 of the U.S. Bankruptcy Code (and equivalent non-U.S. bankruptcy laws) or prior to these filings. From time to time, Goldman Sachs may serve on creditor or equity committees. These actions, for which Goldman Sachs may be compensated, may limit or preclude the flexibility that the Funds may otherwise have to buy or sell securities issued by those companies, as well as certain other assets.

Please also see “—Management of the Funds by the Investment Adviser—Considerations Relating to Information Held by Goldman Sachs” above and “—Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Funds” below.

Subject to applicable law, the Investment Adviser may cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in Goldman Sachs or other Accounts being relieved of obligations or otherwise divested of investments. For example, subject to applicable law the Fund may acquire securities or indebtedness of a company affiliated with Goldman Sachs directly or indirectly through syndicate or secondary market purchases, or may make a loan to, or purchase securities from, a company that uses the proceeds to repay loans made by Goldman Sachs. These activities by the Fund may enhance the profitability of Goldman Sachs or other Accounts with respect to their investment in and activities relating to such companies. The Fund will not be entitled to compensation as a result of this enhanced profitability.

To the extent permitted by applicable law, Goldman Sachs (including the Investment Adviser) may create, write, sell, issue, invest in or act as placement agent or distributor of derivative instruments related to the Funds, or with respect to underlying securities or assets of the Funds, or which may be otherwise based on or seek to replicate or hedge the performance of the Funds. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Funds.

Goldman Sachs may make loans to, or enter into margin, asset-based or other credit facilities or similar transactions with, clients, companies or individuals that may (or may not) be secured by publicly or privately held securities or other assets, including a client’s Fund shares as described above. Some of these borrowers may be public or private companies, or founders, officers or shareholders in companies in which the Funds (directly or indirectly) invest, and such loans may be secured by securities of such companies, which may be the same as, pari passu with, or more senior or junior to, interests held (directly or indirectly) by the Funds. In connection with its rights as lender, Goldman Sachs may act to protect its own commercial interest and may take actions that adversely affect the borrower, including by liquidating or causing the liquidation of securities on behalf of a borrower or foreclosing and liquidating such securities in Goldman Sachs’ own name. Such actions may adversely affect the Funds (e.g., if a large position in a security is liquidated, among the other potential adverse consequences, the value of such security may decline rapidly and the Funds may in turn decline in value or may be unable to liquidate their positions in such security at an advantageous price or at all). In addition, Goldman Sachs may make loans to shareholders or enter into similar transactions that are secured by a pledge of, or mortgage over, a shareholder’s Fund shares, which would provide Goldman Sachs with the right to redeem or repurchase such Fund shares in the event that such shareholder defaults on its obligations. These transactions and related redemptions or repurchases may be significant and may be made without notice to the shareholders.

Code of Ethics and Personal Trading

Each of the Fund and Goldman Sachs, as the Fund’s Investment Adviser and Distributor, has adopted a Code of Ethics (the “Code of Ethics”) in compliance with Section 17(j) of the 1940 Act designed to provide that personnel of the Investment Adviser, and certain additional Goldman Sachs personnel who support the Investment Adviser, comply with applicable federal securities laws and place the interests of clients first in conducting personal securities transactions. The Code of Ethics imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest. Subject to the limitations of the Code of Ethics, covered persons may buy and sell securities or other investments for their personal accounts, including investments in the Fund, and may also take positions that are the same as, different from, or made at different times than, positions taken (directly or indirectly) by the Funds. The Codes of Ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by electronic request to publicinfo@sec.gov. Additionally, all Goldman Sachs personnel, including personnel of the Investment Adviser, are subject to firm-wide policies and procedures regarding confidential and proprietary information, information barriers, private investments, outside business activities and personal trading.

Proxy Voting by the Investment Adviser

The Investment Adviser has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by the Investment Adviser in respect of securities held by the Funds may benefit the interests of Goldman Sachs and/or Accounts other than the Funds. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled “PROXY VOTING.”

Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Funds

The Investment Adviser may restrict its investment decisions and activities on behalf of the Funds in various circumstances, including as a result of applicable regulatory requirements, information held by the Investment Adviser or Goldman Sachs, Goldman Sachs’ roles in connection with other clients and in the capital markets (including in connection with advice it may give to such clients or commercial arrangements or transactions that may be undertaken by such clients or by Goldman Sachs), Goldman Sachs’ internal policies and/or potential reputational risk in connection with Accounts (including the Funds). The Investment Adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, one or more Funds due to Goldman Sachs’ activities outside the Funds (e.g., the Investment Adviser may refrain from making investments for the Funds that would cause Goldman Sachs to exceed position limits or cause Goldman Sachs to have additional disclosure obligations and may limit purchases or sales of securities in respect of which Goldman Sachs is engaged in an underwriting or other distribution) and regulatory requirements, policies and reputational risk assessments.

In addition, the Investment Adviser may restrict, limit or reduce the amount of the Fund’s investment, or restrict the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Goldman Sachs and other Accounts) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests. For example, such limitations may exist if a position or transaction could require a filing or license or other regulatory or corporate consent, which could, among other things, result in additional costs and disclosure obligations for, or impose regulatory restrictions on, Goldman Sachs, including the Investment Adviser, or on other Accounts, or where exceeding a threshold is prohibited or may result in regulatory or other restrictions. In certain cases, restrictions and limitations will be applied to avoid approaching such threshold. Circumstances in which such restrictions or limitations may arise include, without limitation: (i) a prohibition against owning more than a certain percentage of an issuer’s securities; (ii) a “poison pill” that could have a dilutive impact on the holdings of the Fund should a threshold be exceeded; (iii) provisions that would cause Goldman Sachs to be considered an “interested stockholder” of an issuer; (iv) provisions that may cause Goldman Sachs to be considered an “affiliate” or “control person” of the issuer; and (v) the imposition by an issuer (through charter amendment, contract or otherwise) or governmental, regulatory or self-regulatory organization (through law, rule, regulation, interpretation or other guidance) of other restrictions or limitations.

When faced with the foregoing limitations, Goldman Sachs may avoid exceeding the threshold because exceeding the threshold could have an adverse impact on the ability of the Investment Adviser or Goldman Sachs to conduct its business activities. The Investment Adviser may also reduce the Fund’s interest in, or restrict the Fund from participating in, an investment opportunity that has limited availability or where Goldman Sachs has determined to cap its aggregate investment in consideration of certain regulatory or other requirements so that other Accounts that pursue similar investment strategies may be able to acquire an interest in the investment opportunity. The Investment Adviser may determine not to engage in certain transactions or activities which may be beneficial to the Funds because engaging in such transactions or activities in compliance with applicable law would result in significant cost to, or administrative burden on, the Investment Adviser or create the potential risk of trade or other errors.

The Investment Adviser generally is not permitted to use material non-public information in effecting purchases and sales in transactions for the Funds that involve public securities. The Investment Adviser may limit an activity or transaction (such as a purchase or sale transaction) which might otherwise be engaged in by the Funds, including as a result of information held by Goldman Sachs (including the Investment Adviser or its personnel). For example, directors, officers and employees of Goldman Sachs may take seats on the boards of directors of, or have board of directors observer rights with respect to, companies in which Goldman Sachs invests on behalf of the Funds. To the extent a director, officer or employee of Goldman Sachs were to take a seat on the board of directors of, or have board of directors observer rights with respect to, a public company, the Investment Adviser (or certain of its investment teams) may be limited and/or restricted in its or their ability to trade in the securities of the company. In addition, any such director, officer or employee of Goldman Sachs that is a member of the board of directors of a portfolio company may have duties in his or her capacity as a director that conflict with the Investment Adviser’s duties to Accounts, and may act in a manner that may disadvantage or otherwise harm the Fund and/or Goldman Sachs.

Different areas of Goldman Sachs may come into possession of material non-public information regarding an issuer of securities held by an Underlying Fund in which an Account invests. In the absence of information barriers between such different areas of Goldman Sachs, the Account may be prohibited, including by internal policies, from redeeming from such Underlying Fund during the period such material non-public information is held by such other part of Goldman Sachs, which period may be substantial. As a result, the Account may not be permitted to redeem from an Underlying Fund in whole or in part during periods when it otherwise would have been able to do so, which could adversely affect the Account. Other investors in the Underlying Fund that are not subject to such restrictions may be able to redeem from the Underlying Fund during such periods.

In addition, the Investment Adviser’s clients may partially or fully fund a new Account with in-kind securities in which the Investment Adviser may be restricted. In such circumstances, the Investment Adviser may sell any such securities at the next available trading window, subject to operational and technological limitations (unless such securities are subject to another express arrangement). As a result, such Accounts may be required to dispose of investments at an earlier or later date and/or at a less favorable price than would otherwise have been the case had the Investment Adviser not been so restricted. Accounts will be responsible for all tax liabilities that result from any such sale transactions.

The Investment Adviser operates a program reasonably designed to ensure compliance generally with economic and trade sanctions-related obligations applicable directly to its activities (although such obligations are not necessarily the same obligations that the Funds may be subject to). Such economic and trade sanctions may prohibit, among other things, transactions with and the provision of services to, directly or indirectly, certain countries, territories, entities and individuals. These economic and trade sanctions, and the application by the Investment Adviser of its compliance program in respect thereof, may restrict or limit the Funds’ investment activities.

The Investment Adviser may determine to limit or not engage at all in transactions and activities on behalf of the Funds for reputational or other reasons. Examples of when such determinations may be made include, but are not limited to, where Goldman Sachs is providing (or may provide) advice or services to an entity involved in such activity or transaction, where Goldman Sachs or an Account is or may be engaged in the same or a related activity or transaction to that being considered on behalf of the Funds, where Goldman Sachs or an Account has an interest in an entity involved in such activity or transaction, where there are political, public relations, or other reputational considerations relating to counterparties or other participants in such activity or transaction or where such activity or transaction on behalf of or in respect of the Funds could affect in tangible or intangible ways Goldman Sachs, the Investment Adviser, an Account or their activities.

In order to engage in certain transactions on behalf of the Fund, the Investment Adviser will also be subject to (or cause the Fund to become subject to) the rules, terms and/or conditions of any venues through which it trades securities, derivatives or other instruments. This includes, but is not limited to, where the Investment Adviser and/or the Fund may be required to comply with the rules of certain exchanges, execution platforms, trading facilities, clearinghouses and other venues, or may be required to consent to the jurisdiction of any such venues. The rules, terms and/or conditions of any such venue may result in the Investment Adviser and/or the Fund being subject to, among other things, margin requirements, additional fees and other charges, disciplinary procedures, reporting and recordkeeping, position limits and other restrictions on trading, settlement risks and other related conditions on trading set out by such venues.

From time to time, the Fund, the Investment Adviser or its affiliates and/or their service providers or agents may be required, or may determine that it is advisable, to disclose certain information about the Fund, including, but not limited to, investments held by the Fund, and the names and percentage interest of beneficial owners thereof (and the underlying beneficial owners of such beneficial owners), to third parties, including local governmental authorities, regulatory organizations, taxing authorities, markets, exchanges, clearing facilities, custodians, brokers and trading counterparties of, or service providers to, the Investment Adviser or the Fund. The Investment Adviser generally expects to comply with requests to disclose such information as it so determines, including through electronic delivery platforms; however, the Investment Adviser may determine to cause the sale of certain assets for the Fund rather than make certain required disclosures, and such sale may be at a time that is inopportune from a pricing or other standpoint. In addition, the Investment Adviser may provide third parties with aggregated data regarding the activities of, or certain performance or other metrics associated with the Accounts, and the Investment Adviser may receive compensation from such third parties for providing them such information.

Goldman Sachs may become subject to additional restrictions on its business activities that could have an impact on the Funds’ activities. In addition, the Investment Adviser may restrict its investment decisions and activities on behalf of the Funds and not other Accounts, including Accounts sponsored, managed or advised by the Investment Adviser.

Brokerage Transactions

The Investment Adviser often selects U.S. and non-U.S. broker-dealers (including affiliates of the Investment Adviser) that furnish the Investment Adviser, the Funds, Investment Adviser affiliates and other Goldman Sachs personnel with proprietary or third party brokerage and research services (collectively, “brokerage and research services”) that provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process. These brokerage and research services may be bundled with the trade execution, clearing or settlement services provided by a particular broker-dealer and, subject to applicable law, the Investment Adviser may pay for such brokerage and research services with client commissions (or “soft dollars”). There may be instances or situations in which such practices are subject to restrictions under applicable law. For example, the EU’s Markets in Financial Instruments Directive II (“MiFID II”) restricts EU domiciled investment advisers from receiving research and other materials that do not qualify as “acceptable minor non-monetary benefits” from broker-dealers unless the research or materials are paid for by the investment advisers from their own resources or from research payment accounts funded by and with the agreement of their clients.

Accounts may differ with regard to whether and to what extent they pay for brokerage and research services through commissions and, subject to applicable law, brokerage and research services may be used to service the Funds and any or all other Accounts throughout the Investment Adviser, including Accounts that do not pay commissions to the broker-dealer relating to the brokerage and research service arrangements. As a result, brokerage and research services (including soft dollar benefits) may disproportionately benefit other Accounts relative to the Funds based on the relative amount of commissions paid by the Funds and in particular those Accounts that do not pay for brokerage and research services or do so to a lesser extent, including in connection with the establishment of maximum budgets for research costs (and switching to execution-only pricing when maximums are met). The Investment Adviser does not attempt to allocate soft dollar benefits proportionately among clients or to track the benefits of brokerage and research services to the commissions associated with a particular Account or group of Accounts.

Aggregation of Orders by the Investment Adviser

The Investment Adviser follows policies and procedures pursuant to which it may (but is not required to) combine or aggregate purchase or sale orders for the same security or other instrument for multiple Accounts (including Accounts in which Goldman Sachs or personnel of Goldman Sachs have an interest) (sometimes referred to as “bunching”), so that the orders can be executed at the same time and block trade treatment of any such orders can be elected when available. The Investment Adviser aggregates orders when the Investment Adviser considers doing so to be operationally feasible and appropriate and in the interests of its clients and may elect block trade treatment when available. In addition, under certain circumstances orders for the Funds may be aggregated with orders for Accounts that contain Goldman Sachs assets.

When a bunched order or block trade is completely filled, or if the order is only partially filled, at the end of the day, the Investment Adviser generally will allocate the securities or other instruments purchased or the proceeds of any sale pro rata among the participating Accounts, based on the Funds’ relative sizes. If an order is filled at several different prices, through multiple trades (whether at a particular broker-dealer or among multiple broker-dealers), generally all participating Accounts will receive the average price and pay the average commission, however, this may not always be the case (due to, e.g., odd lots, rounding, market practice or constraints applicable to particular Accounts).

Although it may do so in certain circumstances, the Investment Adviser does not always bunch or aggregate orders for different Funds, elect block trade treatment or net buy and sell orders for the same Fund, if portfolio management decisions relating to the orders are made by different portfolio management teams or if different portfolio management processes are used for different account types, if bunching, aggregating, electing block trade treatment or netting is not appropriate or practicable from the Investment Adviser’s operational or other perspective, or if doing so would not be appropriate in light of applicable regulatory considerations. For example, time zone differences, trading instructions, cash flows, separate trading desks or portfolio management processes may, among other factors, result in separate, non-aggregated, non-netted executions, with orders in the same instrument being entered for different Accounts at different times or, in the case of netting, buy and sell trades for the same instrument being entered for the same Account. The Investment Adviser may be able to negotiate a better price and lower commission rate on aggregated orders than on orders for Funds that are not aggregated, and incur lower transaction costs on netted orders than orders that are not netted. The Investment Adviser is under no obligation or other duty to aggregate or net for particular orders. Where orders for the Fund are not aggregated with other orders, or not netted against orders for the Fund or other Accounts, the Fund will not benefit from a better price and lower commission rate or lower transaction cost that might have been available had the orders been aggregated or netted. Aggregation and netting of orders may disproportionately benefit some Accounts relative to other Accounts, including the Fund, due to the relative amount of market savings obtained by the Accounts. The Investment Adviser may aggregate orders of Accounts that are subject to MiFID II (“MiFID II Advisory Accounts”) with orders of Accounts not subject to MiFID II, including those that generate soft dollar commissions (including the Funds) and those that restrict the use of soft dollars. All Accounts included in an aggregated order with MiFID II Advisory Accounts pay (or receive) the same average price for the security and the same execution costs (measured by rate). However, MiFID II Advisory Accounts included in an aggregated order may pay commissions at “execution-only” rates below the total commission rates paid by Accounts included in the aggregated order that are not subject to MiFID II.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Investment Adviser is responsible for decisions to buy and sell investments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of investments may be executed internally by a broker-dealer, effected on an agency basis in a block transaction, or routed to competing market centers for execution. The compensation paid to the broker for providing execution services generally is negotiated and reflected in either a commission or a “net” price. Executions provided on a net price basis, with dealers acting as principal for their own accounts without a stated commission, usually include a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities or other financial instruments of the Fund, the Investment Adviser is generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that the Investment Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”), the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Board may adopt from time to time. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Investment Adviser will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Investment Adviser and its affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products, including quotation equipment and computer related programs; advice concerning the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the Investment Adviser in the performance of its decision-making responsibilities.

Such services are used by the Investment Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts.

Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of the Fund, and the services furnished by such brokers may be used by the Investment Adviser in providing management services for the Fund. The Investment Adviser may also participate in so-called “commission sharing arrangements” and “client commission arrangements” under which the Investment Adviser may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Investment Adviser. The Investment Adviser excludes from use under these arrangements those products and services that are not fully eligible under applicable law and regulatory interpretations, even as to the portion that would be eligible if accounted for separately.

The research services received as part of commission sharing and client commission arrangements will comply with Section 28(e) and may be subject to different legal requirements in the jurisdictions in which the Investment Adviser does business.

Participating in commission sharing and client commission arrangements may enable the Investment Adviser to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer to obtain research provided by other firms. Such arrangements also help to ensure the continued receipt of research services while facilitating best execution in the trading process. The Investment Adviser believes such research services are useful in its investment decision-making process by, among other things, ensuring access to a variety of high quality research, access to individual analysts and availability of resources that the Investment Adviser might not be provided access to absent such arrangements.

On occasions when the Investment Adviser deems the purchase or sale of a security or other financial instruments to be in the best interest of the Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Investment Adviser acts as investment adviser or sub-investment adviser), the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Fund.

The Fund may participate in a commission recapture program. Under the program, participating broker-dealers rebate a percentage of commissions earned on Fund portfolio transactions to the Fund from which the commissions were generated. The rebated commissions are expected to be treated as realized capital gains of the Fund.

Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees. The amount of brokerage commissions paid by the Fund may vary substantially from year to year because of differences in investor purchase and repurchase activity, portfolio turnover rates and other factors.

Since the Fund is newly-organized and has not yet commenced operations, it has not yet paid brokerage commissions.

Subject to the above considerations, the Investment Adviser may use GS&Co. or an affiliate as a broker for the Fund. In order for GS&Co. or an affiliate, acting as agent, to effect securities or futures transactions for the Fund, the commissions, fees or other remuneration received by GS&Co. or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Trustees, including a majority of the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to GS&Co. are consistent with the foregoing standard. Brokerage transactions with GS&Co. are also subject to such fiduciary standards as may be imposed upon GS&Co. by applicable law.

PROXY VOTING

The Fund has delegated the voting of portfolio securities to the Investment Adviser. For client accounts for which the Investment Adviser has voting discretion, the Investment Adviser has adopted policies and procedures (the “Proxy Voting Policy”) for the voting of proxies. Under the Proxy Voting Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that favor proposals that in the Investment Adviser’s view tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser has developed customized proxy voting guidelines (the “Guidelines”) that it generally applies when voting on behalf of client accounts. Attached as Appendix B is a summary of the Guidelines. These Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes.

The Proxy Voting Policy, including the Guidelines, is reviewed periodically to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.

The Investment Adviser has retained a third-party proxy voting service (“Proxy Service”), currently Institutional Shareholder Services, to assist in the implementation and administration of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. The Proxy Service also prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to particular proxy issues. While it is the Investment Adviser’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek to override that vote. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations. The Investment Adviser may hire other service providers to replace or supplement the Proxy Service with respect to any of the services the Investment Adviser currently receives from the Proxy Service.

GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

From time to time, the Investment Adviser may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts, which can affect the Investment Adviser’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state and foreign regulatory restrictions or company specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that the Investment Adviser can hold for clients and the nature of the Investment Adviser’s voting in such securities. The Investment Adviser’s ability to vote proxies may also be affected by, among other things: (i) late receipt of meeting notices; (ii) requirements to vote proxies in person: (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.

The Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing its proxy voting decisions that the Investment Adviser makes on behalf of a client account. These policies and procedures include the Investment Adviser’s use of the Guidelines and Recommendations from the Proxy Service, the override approval process previously discussed, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Adviser may have the effect of benefitting the interests of other clients or businesses of other divisions or units of GS&Co. and/or its affiliates.

Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by the Fund’s portfolio managers based on their assessment of the particular transactions or other matters at issue.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on or through the Fund’s website at www.gsam.com/content/gsam/us/en/advisors/resources/client-service/proxy-voting.html without charge and on the SEC’s website at www.sec.gov.

[PAYMENTS TO INTERMEDIARIES

The Investment Adviser, Distributor and/or their affiliates may make payments to Intermediaries from time to time to promote the sale, distribution and/or servicing of shares of the Fund. These payments (“Additional Payments”) are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets (which may come directly or indirectly from fees paid by the Fund), are not an additional charge to the Fund or its shareholders, and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund receives as proceeds from such purchases. Although paid by the Investment Adviser, Distributor, and/or their affiliates, the Additional Payments are in addition to the distribution and service fees paid by the Fund to the Intermediaries as described in the Fund’s Prospectus and this SAI, and are also in addition to the sales commissions payable to Intermediaries as set forth in the Prospectus. For purposes of this “Payments to Intermediaries” section, “Funds” shall mean, collectively, the Fund and any of the other Goldman Sachs Funds.

The Additional Payments are intended to compensate Intermediaries for, among other things: marketing shares of the Fund, which may consist of payments relating to funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; “due diligence” examination and/or review of the Funds from time to time; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Fund; marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Fund. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments (including through sub-transfer agency and networking agreements) for subaccounting, administrative and/or shareholder processing services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Funds. These Additional Payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The Additional Payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The Additional Payments are negotiated with each Intermediary based on a range of factors, including but not limited to the Intermediary’s ability to attract and retain assets (including particular classes of Fund shares), target markets, customer relationships, quality of service and industry reputation. Although the individual components may be higher or lower and the total amount of Additional Payments made to any Intermediary in any given year will vary, the amount of these Additional Payments (excluding payments made through sub-transfer agency and networking agreements), on average, is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through an Intermediary.

These Additional Payments may be significant to certain Intermediaries, and may be an important factor in an Intermediary’s willingness to support the sale of the Funds through its distribution system.

The Investment Adviser, Distributor and/or their affiliates may be motivated to make Additional Payments since they promote the sale of Fund shares to clients of Intermediaries and the retention of those investments by those clients. To the extent Intermediaries sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, the Investment Adviser and Distributor benefit from the incremental management and other fees paid by the Fund with respect to those assets.

In addition, certain Intermediaries may have access to certain research and investment services from the Investment Adviser, Distributor and/or their affiliates. Such research and investment services (“Additional Services”) may include research reports, economic analysis, portfolio analysis tools, business planning services, certain marketing and investor education materials and strategic asset allocation modeling. The Intermediary may not pay for these products or services. The cost of the Additional Services and the particular services provided may vary from Intermediary to Intermediary.

The Additional Payments made by the Investment Adviser, Distributor and/or their affiliates or the Additional Services received by an Intermediary may vary with respect to the type of fund (e.g., equity, fund, fixed income fund, specialty fund, asset allocation portfolio or money market fund) sold by the Intermediary. In addition, the Additional Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases.

The presence of these Additional Payments or Additional Services, the varying fee structure and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend funds, including the Fund, or other investments based, at least in part, on the level of compensation paid. Additionally, if one mutual fund sponsor makes greater distribution payments than another, an Intermediary may have an incentive to recommend one fund complex over another. Similarly, if an Intermediary receives more distribution assistance for one share class versus another, that Intermediary may have an incentive to recommend that share class. Because Intermediaries may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another, or one fund class over another. You should consider whether such incentives exist when evaluating any recommendations from an Intermediary to purchase or sell Shares of the Fund and when considering which share class is most appropriate for you.

For the year ended December 31, 2018, the Investment Adviser, Distributor and their affiliates made Additional Payments out of their own assets to approximately 189 Intermediaries, totaling approximately $174.3 million (excluding payments made through sub-transfer agency and networking agreements and certain other types of payments described below), with respect to Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, and Goldman Sachs Trust II. During the year ended December 31, 2018, the Investment Adviser, Distributor and/or their affiliates had contractual arrangements to make Additional Payments to the Intermediaries listed below (or their affiliates or successors), among others. This list will change over time, and any additions, modifications or deletions thereto that have occurred since December 31, 2018 are not reflected. Additional Intermediaries may receive payments in 2019 and in future years. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to Intermediaries not listed below.

[ADP Broker-Dealer, Inc.

ADP LLC

ADP, Inc.

Alight Solutions LLC (f/k/a Hewitt Associates LLC)

Allstate Life Insurance Company

Allstate Life Insurance Company of New York

Amalgamated Bank of Chicago

American Enterprise Investment Services, Inc. (AEIS)

American National Trust and Investment Management Company dba Old National Trust Company (Oltrust & Co.)

American United Life Insurance Company

Ascensus, LLC.

Associated Trust Company, N.A.

AXA Equitable Life Insurance Company

Banc of America Securities LLC

BancorpSouth

Bank of New York

Bankers Trust Company

BB&T Capital Markets

BMO Harris Bank N.A.

BMO Nesbitt Burns

BNP Paribas, Acting Through its NY Branch

BNY Mellon National Association

BOSC, Inc.

Branch Banking and Trust Company

Brighthouse Life Insurance Company

Brown Brothers Harriman & Co.

C.M. Life Insurance Company

California Department of Human Resources

Cetera Financial Group

Charles Schwab & Co., Inc.

Chicago Mercantile Exchange, Inc.

Citi Custody

Citibank N.A.

Citigroup Global Markets, Inc.

CME Shareholder Servicing LLC

Comerica Bank

Comerica Securities, Inc.

Commerce Bank

Commerce Bank, N.A.

Commerce Trust Co.

Commonwealth Annuity and Life Insurance Company

Commonwealth Equity Services, Inc. dba Commonwealth Financial Network

Companion Life Insurance Company

Compass Bank

Computershare Trust Company, N.A.

Connecticut General Life Insurance Company

Credit Suisse Securities (USA) LLC

Daily Access Concepts/Reliance Trust Company

Dain Rauscher Inc.

Deutsche Bank Trust Company Americas

Diversified Investment Advisors

Drexel Hamilton, LLC

Dubuque Bank & Trust

EBS Global Facility Limited

Edward D. Jones & Co., L.P.

Farmers New World Life Insurance Company

Federal Deposit Insurance Corporation

Fidelity Brokerage Services LLC

Fidelity Brokerage Services LLC

Fidelity Brokerage Services LLC

Fidelity Investments Institutional Operations Company

Fidelity Investments Institutional Operations Company, Inc.

Fidelity Investments Institutional Operations Company, Inc.

Fifth Third Bank

Fifth Third Securities Inc.

First Hawaiian Bank

First National Bank of Omaha

Forethought Life Insurance Company

Fulton Bank, N.A.

Fulton Financial Advisors, National Association

Genworth Life and Annuity Insurance Company

Genworth Life Insurance Company

Genworth Life Insurance Company of New York

GreatBanc Trust Co.

Great-West Financial Retirement Plan Services, LLC

Great-West Life & Annuity Insurance Company

GW Capital Management

GWFS Equities, Incorporated

Hartford Life Insurance Company

Hazeltree Fund Services, Inc.

Horace Mann Life Insurance Company

HSBC Bank U.S.A., N.A.

HSBC Bank USA

Hunt, Dupree & Rhine

ICMA RC-Services, LLC

ICMA Retirement Corporation

Institutional Cash Distributors (division of Merriman Curhan Ford & Co.)

Investmart, Inc.

Jefferies LLC

Jefferson National Life Insurance Company

Jefferson National Life Insurance Company of New York

Jefferson Pilot Financial Insurance Company

John Hancock Trust Company

JPMorgan Chase Bank, N.A.

JPMorgan Securities, Inc

Key Bank N.A.

LaSalle Bank, N.A.

Law Debenture Trust Company of New York

Lincoln Benefit Life Company

Lincoln Life & Annuity Company of New York

Lincoln Retirement Services Company, LLC

LPL Financial Corporation

LPL Financial LLC

M&I Brokerage Services, Inc.

M&T Bank

M&T Securities, Inc.

Massachusetts Mutual Life Insurance Company; MassMutual Retirement Services, LLC; MML Distributors, LLC

McCready and Keene, Inc.

Members Life Insurance Company

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Midland National Life Insurance Company

Minnesota Life Insurance Company

Morgan Stanley & Co. LLC

Morgan Stanley Smith Barney LLC

MSCS Financial Services Division of Broadridge Business Process Outsourcing, LLC

National Financial Services LLC

National Financial Services LLC

National Security Life and Annuity Company

Nationwide Financial Services, Inc.

Newport Group, Inc.

Newport Retirement Services, Inc.

Ohio National Equities, Inc.

Oppenheimer & Co. Inc.

Pershing LLC

PNC Bank, N.A.

PNC Bank, National Organization

PNC Capital Markets LLC

PNC Investments LLC

Principal Life Insurance Company

Protective Life Insurance Company

PruCo Life Insurance Company

PruCo Life Insurance Company of New Jersey

Raymond James & Associates, Inc.

Raymond James Financial Services

RBC Capital Markets, LLC

Regions Bank

Reliance Trust Company

RiverSource Life Insurance Co. of New York

RiverSource Life Insurance Company

Robert W. Baird & Co. Incorporated

Scott & Stringfellow

Security Benefit Life Insurance Company

Security Distributors, Inc.

Signature Bank

Silicon Valley Bank

State Street Bank and Trust Company

State Street Global Markets, LLC

Stifel, Nicolaus & Company, Incorporated

Sun Life Assurance Company of Canada (U.S.)

Sun Life Insurance and Annuity Company of New York

Sungard Institutional Brokerage, Inc.

SunTrust Bank

SunTrust Robinson Humphrey, Inc.

Synovus Securities

T. Rowe Price Retirement Plan Services, Inc.

TD Ameritrade Clearing, Inc.

TD Bank National Association

Teachers Insurance and Annuity Association of America

The Glenmede Trust Company N.A.

The Guardian Insurance & Annuity Company, Inc.

The Lincoln National Life Insurance Company

The Ohio National Life Insurance Company

The Prudential Insurance Company of America

The Prudential Insurance Company of America

The Travelers Insurance Company

The Travelers Life and Annuity Company

The United States Life Insurance Company in the City of New York

The Vanguard Group, Inc.

The Variable Annuity Life Insurance Company

Transamerica Financial Life Insurance Company f/b/o Mercer

Transamerica Life Insurance Company

Treasury Curve, LLC

Trustmark National Bank

U.S. Bank, N.A.

UBS Financial Services Inc.

Union Bank, N.A.

United of Omaha Life Insurance Company

VALIC Retirement Services Company

Voya Financial Partners, LLC

Voya Institutional Plan Services, LLC

Voya Retirement Advisors, LLC

Voya Retirement Insurance and Annuity Company

Wachovia Capital Markets, LLC

Wells Fargo Bank

Wells Fargo Bank, N.A.

Wells Fargo Clearing Services, LLC.

Wells Fargo Corporate Trust Services

Wilmington Trust Retirement and Institutional Services Company

Zions Bank

Zurich American Life Insurance Company]

Your authorized dealer or other Intermediary may charge you additional fees or commissions other than those disclosed in the Prospectus. Shareholders should contact their authorized dealer or other Intermediary for more information about the Additional Payments or Additional Services they receive and any potential conflicts of interest, as well as for information regarding any fees and/or commissions it charges. For additional questions, please contact Goldman Sachs Funds at 1-800-621-2550.

Not included on the list above are other subsidiaries of Goldman Sachs who may receive revenue from the Investment Adviser, Distributor and/or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

Furthermore, the Investment Adviser, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, sponsor various trainings and educational programs, sales contests and/or promotions and reimburse investors for certain expenses incurred in connection with accessing the Funds through portal arrangements. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable FINRA regulations. Other compensation may also be offered from time to time to the extent not prohibited by applicable federal or state laws or FINRA regulations. This compensation is not included in, and is made in addition to, the Additional Payments described above.]

CERTAIN TAX CONSIDERATIONS AND RISKS

GOLDMAN SACHS DOES NOT PROVIDE LEGAL, TAX OR ACCOUNTING ADVICE. EACH PROSPECTIVE INVESTOR SHOULD OBTAIN INDEPENDENT TAX ADVICE BASED ON ITS PARTICULAR SITUATION.

The following is a description of the material U.S. federal income tax consequences of owning and disposing of Shares and some of the important U.S. federal income tax considerations affecting the Fund. The discussion below provides general tax information related to an investment in Shares, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Shares. It is based on the Code and Treasury regulations and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Shareholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to Shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the Shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; real estate investment trusts; insurance companies; U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion applies only to a Shareholder that holds Shares as a capital asset (generally, for investment) and is a U.S. shareholder.

A “U.S. shareholder” generally is a beneficial owner of Shares who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•

a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state therein or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person.

A “non-U.S. shareholder” generally is a beneficial owner of Shares who is not a U.S. shareholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner of a partnership holding Shares should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of Shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in Shares will depend on the facts of his, her or its particular situation. The Fund encourages investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

The Fund has elected to be treated and has qualified, and intends to continue to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders as dividends. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment, the Fund must distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its ordinary income plus the excess of its realized net short-term capital gains over its realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If the Fund:

•	qualifies as a RIC; and

•	satisfies the Annual Distribution Requirement,

then the Fund will not be subject to U.S. federal income tax on the portion of its income it distributes (or is deemed to distribute) to its shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to its shareholders.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless it distributes in a timely manner an amount at least equal to the sum of (1) 98% of its net ordinary income for each calendar year (taking into account certain deferrals and elections), (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). The Fund generally will endeavor in each taxable year to make sufficient distributions to its shareholders to avoid any U.S. federal excise tax on its earnings, but the Fund reserves the right to pay the excise tax when circumstances warrant.

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

•	continue to qualify as a management company under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to the Fund’s business of investing in such stock or securities (the “90% Income Test”);

•	diversify its holdings so that at the end of each quarter of the taxable year;

•

at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of the issuer; and

•

no more than 25% of the value of the Fund’s assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

The Fund generally intends to comply with 90% Income Test and the Diversification Tests. However, certain of the Fund’s investments may produce income that may not constitute qualifying income for purposes of the 90% Income Test. For example, any equity investments the Fund makes in entities treated as partnerships for U.S. federal income tax purposes that are engaged in active businesses will not produce qualifying income for purposes of the 90% Income Test. In addition, we may invest in certain commodity-related derivatives to hedge positions in commodity-related issuers or industries. The IRS has ruled that income from certain commodity-related derivatives would not be qualifying income for the 90% Income Test with respect to a taxpayer whose commodity-related derivatives were not entered into in connection with a business of investing in stock and securities. No complete assurance can be provided that the Fund will be able to satisfy requirements of the 90% Income Test and the Diversification Tests.

In addition, certain of the Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower-taxed long-term capital gains, qualified dividend income, or qualified REIT dividends into higher taxed short term capital gains or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (4) adversely affect when a purchase or sale of stock or securities is deemed to occur, (5) adversely alter the intended characterization of certain complex financial transactions, and (6) cause the Fund to recognize income or gain without a corresponding receipt of cash (referred to as “phantom income”). For example, with respect to phantom income, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (“OID”) (such as debt instruments with “payment-in-kind” (“PIK”) interest or, in certain cases, increasing interest rates or issued with equity or warrants) or debt obligations that are acquired with market discount in respect of which an election has been made to accrue such market discount on a current basis, the Fund must include in income each year a portion of the OID or market discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The

Fund may also have to include in income other amounts that it has not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as equity or warrants. Because any OID or other amounts accrued will be included in the Fund’s investment company taxable income for the year of accrual, the Fund may be required to make a distribution to its shareholders in order to satisfy the Annual Distribution Requirement, even though it will not have received any corresponding cash amount. Moreover, there may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. In particular, the U.S. federal income tax treatment of investments in debt securities that are rated below investment grade is uncertain in various respects.

As a result of the application of the rules described above, the Fund could be subject to U.S. federal income tax or the 4% nondeductible excise tax and, under certain circumstances, the Fund’s ability to qualify or maintain its qualification as a RIC could be negatively affected. The Fund will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions. Accordingly, no complete assurance can be provided that the Fund will be able to satisfy the 90% Income Test and the Diversification Tests, avoid the U.S. federal income tax or meet the Excise Tax Avoidance Requirement.

Although the Fund does not presently expect to do so, it is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, the Fund is not permitted to make distributions to its shareholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, the Fund’s ability to dispose of assets to meet its distribution requirements may be limited by (1) the illiquid nature of its portfolio and/or (2) other requirements relating to its status as a RIC, including the Diversification Tests. If the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, thereby reducing the income available for distribution to shareholders. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Fund generally intends to conduct its investment activities to minimize the impact of foreign taxation, but there is no guarantee that the Fund will be successful in this regard.

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute in order to qualify for treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder’s basis in its shares of the Fund.

The Fund may invest in shares of foreign corporations, which may be treated as passive foreign investment companies (“PFICs”) under the Code. In general, a foreign corporation is treated as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund tax years and an interest factor will be added to the tax, as if the tax had been payable in such prior tax years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been characterized as capital gain.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given tax year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.

Alternatively, the Fund may elect to mark-to-market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior tax years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Some of the CLOs in which the Fund invests may be PFICs, which are generally subject to the tax consequences described above. Investment in certain equity interests of CLOs that are subject to treatment as PFICs for U.S. federal income tax purposes may cause the Fund to recognize income in a tax year in excess of the Fund’s distributions from such CLOs, PFICs and the Fund’s proceeds from sales or other dispositions of equity interests in other CLOs and other PFICs during that tax year. As a result, the Fund generally would be required to distribute such income to satisfy the distribution requirements applicable to RICs. Furthermore, the IRS recently issued final regulations that generally treat the Fund’s income inclusion with respect to a PFIC with respect to which the Fund has made a qualified electing fund, or “QEF”, election, as qualifying income for purposes of determining the Fund’s ability to be subject to tax as a RIC if (A) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

If the Fund holds more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments and certain debt tranche investments in a CLO treated as CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined value or voting power of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in the Fund’s investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the distribution requirements applicable to RICs. Additionally, the IRS recently issued final regulations that generally treat the Fund’s income inclusion with respect to a CFC as qualifying income for purposes of determining the Fund’s ability to be subject to tax as a RIC either if (A) there is a distribution out of the earnings and profits of the CFC that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

The Fund might invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued (but may apply with retroactive effect) a portion of the Fund’s income from a real estate investment trust (“REIT”) that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to Federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Fund, will generally be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (ii) will constitute unrelated business taxable income    (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. In addition, because the Code provides that excess inclusion income is ineligible for treaty benefits, a regulated investment company must withhold tax on excess inclusions attributable to its foreign shareholders at a 30% rate of withholding, regardless of any treaty benefits for which a shareholder is otherwise eligible.

Any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block UBTI from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. Furthermore, a tax-exempt shareholder may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

Failure to Qualify as a Regulated Investment Company

If the Fund were unable to qualify for treatment as a RIC and certain cure provisions were inapplicable, the Fund would be subject to tax on all of its taxable income at regular corporate rates, regardless of whether the Fund makes any distributions to its shareholders. The Annual Distribution Requirement would not be applicable, and distributions would be taxable to the Fund’s shareholders as ordinary dividend income that, subject to certain limitations, may be eligible for preferential rates applicable to “qualified dividend income” to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain.

The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Taxation of U.S. Shareholders

Distributions by the Fund generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of the Fund’s “investment company taxable income” (which is, generally, the Fund’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. Distributions paid by the Fund to U.S. shareholders taxed at individual rates that are attributable to dividends from U.S. corporations and certain qualified foreign corporations may be eligible to be treated as “qualified dividend income,” which is currently subject to a maximum tax rate of either 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts. In this regard, it is anticipated that distributions paid by the Fund will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum rate applicable to qualified dividend income. Distributions of the Fund’s net capital gains (which are generally the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains that are currently generally taxable at a maximum rate of 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) in the case of U.S. shareholders taxed at individual rates, regardless of the U.S. shareholder’s holding period for his, her or its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s Shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

It is expected that a very substantial portion of the Fund’s income will consist of ordinary income. For example, interest and OID derived by the Fund will constitute ordinary income. In addition, gain derived by the Fund from the disposition of debt securities with “market discount” (generally, securities purchased by the Fund at a discount to their stated redemption price) will be treated as ordinary income to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition unless the Fund makes an election to accrue market discount on a current basis. In addition, certain of the Fund’s investments will be subject to special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of distributions to Shareholders.

Under recently proposed regulations on which taxpayers are entitled to rely, properly reported dividends paid by the Fund that are attributable to the Fund’s “qualified REIT dividends” (generally, ordinary income dividends paid by a REIT, not including capital gain dividends or dividends treated as qualified dividend income) may be eligible for the 20% deduction described in Section 199A of the Code in the case of non-corporate U.S. common shareholders, provided that certain holding period and other requirements are met by the shareholder and the Fund. There can be no assurance as to what portion of the Fund’s distributions will qualify for such deduction.

The Fund may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount, each U.S. shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. To the extent the Fund pays tax on any retained capital gains at its regular corporate tax rate when that rate is in excess of the maximum rate payable by individuals on long-term capital gains, the amount of tax that individual U.S. shareholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s cost basis for his, her or its Shares. In order to utilize the deemed distribution approach, the Fund must provide written notice to its shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s U.S. shareholders on December 31 of the year in which the dividend was declared.

If an investor purchases Shares shortly before the record date of a distribution, the price of the Shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

From time to time, the Fund may offer to repurchase its outstanding Shares. Shareholders who tender all Shares held, or considered to be held, by them will be treated as having sold their Shares and generally will realize a capital gain or loss. The amount of gain or loss will be measured by the difference between such U.S. shareholder’s adjusted tax basis in the Shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. shareholder has held his, her or its Shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares. In addition, all or a portion of any loss recognized upon a disposition of Shares may be disallowed if other Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. If a shareholder tenders fewer than all of its Shares or fewer than all Shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the tender of its Shares. In such a case, there is a risk that non-tendering shareholders, and shareholders who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Shares of the Fund.

In general, U.S. shareholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of either 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in the Shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. shareholders.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year. Any net capital losses of a non-corporate U.S. shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Fund will send to each of its U.S. shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the preferential maximum tax rate on qualified dividend income). Dividends paid by the Fund generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to qualified dividend income because its income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares pursuant to the DRIP. If the Shares are trading below net asset value, Shareholders receiving distributions in the form of additional Shares will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If the Fund issues additional Shares with a fair market value equal to or greater than net asset value, however, Shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Shares.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains and dividends qualifying for the dividends-received deduction) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund will allocate capital gain dividends and dividends qualifying for the dividends-received deduction, if any, between its Shares and shares of preferred stock in proportion to the total dividends paid to each class with respect to such tax year.

Backup Withholding and Information Reporting

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) currently at a rate of 24% from all distributions to any U.S. shareholder (other than a C corporation, a financial institution, or a shareholder that otherwise qualifies for an exemption):

•	who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding; or

•	with respect to whom the IRS notifies us that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect.

An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s federal income tax liability, provided that proper information is provided to the IRS. The Fund may be require to withhold a portion of any capital gain distributions to any U.S. shareholders who fail to certify their non-foreign status.

Taxation of Non-U.S. Shareholders

Whether an investment in the Fund’s Shares is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in the Fund’s Shares by a non-U.S. shareholder may have adverse tax consequences.

Non-U.S. shareholders should consult their tax advisers before investing in Shares.

Distributions of the Fund’s “investment company taxable income” to non-U.S. shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to non-U.S. shareholders directly) will generally be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder, the Fund will not be required to withhold federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

Certain properly reported dividends are generally exempt from withholding of U.S. federal income tax where they are paid in respect of the RIC’s (i) “qualified net interest income” (generally, U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the RIC or the non-U.S. shareholder are at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) “qualified short-term capital gains” (generally, the excess of net short-term capital gain over long-term capital loss for such taxable year), and certain other requirements are satisfied. No assurance can be given as to whether any of the Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be reported as such by the Fund. In particular, the exemption does not apply to distributions paid in respect of a RIC’s non-U.S. source interest income or dividend income. In the case of common stock held through an intermediary, the intermediary may withhold U.S. federal income tax even if the RIC reports the payment as qualified net interest income or qualified short-term capital gain. Thus, an investment in the shares of the Fund by a non-U.S. shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Fund invests.

Actual or deemed distributions of the Fund’s net capital gains to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of Shares, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder.

The tax consequences to non-U.S. shareholders entitled to claim the benefits of an applicable tax treaty or that are individuals present in the United States for 183 days or more during a taxable year may be different from those described herein. Non-U.S. shareholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in Shares may not be appropriate for a non-U.S. shareholder.

A non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

The Fund (or an applicable intermediary) is required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

An investment in the shares of the Fund by an individual non-U.S. shareholder may also be subject to U.S. federal estate tax.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Shares.

THE FOREGOING DISCUSSION OF U.S. FEDERAL INCOME TAX CONSEQUENCES AND CERTAIN OTHER TAX CONSIDERATIONS SHOULD NOT BE CONSTRUED AS LEGAL OR TAX ADVICE AND IS FOR GENERAL INFORMATION ONLY. EACH PROSPECTIVE INVESTOR SHOULD CONSULT ITS OWN TAX ADVISORS FOR FURTHER INFORMATION ABOUT THE TAX CONSEQUENCES OF PURCHASING, HOLDING AND DISPOSING OF A UNIT. IN PARTICULAR, ANY ORGANIZATION (INCLUDING A PENSION FUND) EXEMPT FROM TAXATION, AND ANY OTHER PROSPECTIVE INVESTOR THAT IS SUBJECT TO SPECIAL TAX RULES (INCLUDING AN INVESTOR TREATED AS A PARTNERSHIP FOR U.S. FEDERAL INCOME TAX PURPOSES OR A NON-U.S. UNITHOLDER), SHOULD CONSULT ITS OWN TAX ADVISORS AS TO THE TAX CONSEQUENCES OF PURCHASING, HOLDING AND DISPOSING OF A UNIT.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

To provide the initial capitalization of the Fund, GSAM Holdings LLC, an affiliate of GS&Co., has purchased Shares from the Fund in an amount sufficient to satisfy the Fund’s net worth requirements under Section 14(a) of the 1940 Act. Therefore, GSAM Holdings LLC currently owns 100% of the outstanding Shares. GSAM Holdings LLC may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Shares. However, it is anticipated that GSAM Holdings LLC will no longer be a control person once the offering is completed.

Before the commencement of the Fund’s operations, the Investment Adviser, 200 West Street, New York NY 10282 may be deemed to control the Fund. For purposes of this item, “control” means (1) the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company; (2) the acknowledgment or assertion by either the controlled or controlling party of the existence of control; or (3) an adjudication under Section 2(a)(9) of the 1940 Act, which has become final, that control exists.

OTHER INFORMATION

Miscellaneous

The Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

Corporate Actions

From time to time, the issuer of a security held in the Fund’s portfolio may initiate a corporate action relating to that security. Corporate actions relating to equity securities may include, among others, an offer to purchase new shares, or to tender existing shares, of that security at a certain price. Corporate actions relating to debt securities may include, among others, an offer for early redemption of the debt security, or an offer to convert the debt security into stock. Certain corporate actions are voluntary, meaning that the Fund may only participate in the corporate action if it elects to do so in a timely fashion. Participation in certain corporate actions may enhance the value of the Fund’s investment portfolio.

In cases where the Fund or its Investment Adviser receives sufficient advance notice of a voluntary corporate action, the Investment Adviser will exercise its discretion, in good faith, to determine whether the Fund will participate in that corporate action. If the Fund or its Investment Adviser does not receive sufficient advance notice of a voluntary corporate action, the Fund may not be able to timely elect to participate in that corporate action. Participation or lack of participation in a voluntary corporate action may result in a negative impact on the value of the Fund’s investment portfolio

Shareholder and Trustee Liability

Under Delaware law, the shareholders of the Fund are not generally subject to liability for the debts or obligations of the Fund. Similarly, Delaware law provides that a series of the Fund will not be liable for the debts or obligations of any other series of the Fund. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[To be provided.]

FINANCIAL STATEMENTS

[To be provided.]

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation ratings are based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

1-A

The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – This designation indicates that Fitch does not publicly rate the associated issuer or issue.

“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The “R-1” and “R-2” rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” – Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

2-A

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

3-A

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

4-A

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “B” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” – Denotes that Fitch does not publicly rate the associated issue or issuer.

“WD” – Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of the claims. All rating categories other than “AAA” and “D” also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

5-A

Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3”—while speculative grade short-term obligations are designated “SG.” The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

6-A

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security. Credit ratings are not statements of fact. While historical statistics and performance can be important considerations, credit ratings are not based solely on such; they include subjective considerations and involve expectations for future performance that cannot be guaranteed. To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change. Credit ratings are also based on approved and applicable methodologies, models and criteria (“Methodologies”), which are periodically updated and when material changes are deemed necessary, this may also lead to rating changes.

Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.

The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.

DBRS uses rating symbols as a concise method of expressing its opinion to the market but there are a limited number of rating categories for the possible slight risk differentials that exist across the rating spectrum and DBRS does not assert that credit ratings in the same category are of “exactly” the same quality.

7-A

APPENDIX B

GSAM PROXY VOTING GUIDELINES SUMMARY

Effective February 2019

The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy and Procedures on Proxy Voting for Investment Advisory Clients (the “Policy”). As described in the main body of the Policy, one or more GSAM Portfolio Management Teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

A. US proxy items:

1.	Operational Items	page 2-B
2.	Board of Directors	page 2-B
3.	Executive Compensation	page 4-B
4.	Director Nominees and Proxy Access	page 6-B
5.	Shareholder Rights and Defenses	page 7-B
6.	Mergers and Corporate Restructurings	page 7-B
7.	State of Incorporation	page 7-B
8.	Capital Structure	page 8-B
9.	Environmental, Social, Governance (ESG) Issues	page 8-B

B.	Non-U.S. proxy items:

1.	Operational Items	page 11-B
2.	Board of Directors	page 12-B
3.	Compensation	page 13-B
4.	Board Structure	page 14-B
5.	Capital Structure	page 14-B
6.	Mergers and Corporate Restructurings & Other	page 15-B
7.	Environmental, Social, Governance (ESG) Issues	page 16-B

A. U.S. Proxy Items

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.

1. Operational Items

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services are excessive (generally over 50% or more of the audit fees).

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.

2. Board of Directors

The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities.

When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.

Classification of Directors

Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as inside directors, affiliated outside directors, or independent outside directors.

Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75% of the board and committee meetings without a disclosed valid excuse ;

•	Sit on more than five public operating and/or holding company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.

Vote AGAINST or WITHHOLD from the Chair of the Nominating Committee if:

•	The board does not have at least one woman director and

•	The board has not had a female director in the last three years

2-B

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors (per the Classification of Directors above) in the case of operating and/or holding companies when:

•	The inside director or affiliated outside director serves on the Audit, Compensation or Nominating Committees; and

•

The company lacks an Audit, Compensation or Nominating Committee so that the full board functions as such committees and inside directors or affiliated outside directors are participating in voting on matters that independent committees should be voting on.

Vote AGAINST or WITHHOLD from members of the appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board ) for the below reasons. Extreme cases may warrant a vote against the entire board.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•

At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member(s).

•	The average board tenure exceeds 15 years, and there has not been a new nominee in the past 5 years.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);

•	The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;

•

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	No members of the Audit Committee hold sufficient financial expertise.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.

In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:

•

The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

3-B

Shareholder proposal regarding Independent Chair (Separate Chair/CEO)

Vote on a CASE-BY-CASE basis.

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Two-thirds independent board;

•	All independent “key” committees (audit, compensation and nominating committees); or

•	Established, disclosed governance guidelines.

Shareholder proposal regarding board declassification

GSAM will generally vote FOR proposals requesting that the board adopt a declassified structure in the case of operating and holding companies.

Majority Vote Shareholder Proposals

GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated. GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

GSAM will generally support shareholder proposals to restore or provide cumulative voting in the case of operating and holding companies unless:

•

The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.

3. Executive Compensation

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote:

•	AGAINST Management Say on Pay (MSOP) Proposals; or

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.

•	If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:

•	The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or

•	There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote FOR annual frequency and AGAINST all proposals asking for any frequency less than annual.

4-B

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.

Factors Considered Include:

•	Pay for Performance Disconnect;

-

GSAM will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.

•	Long-term equity-based compensation is 100% time-based;

•	Board’s responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	Egregious employment contracts;

•	Excessive perquisites or excessive severance and/or change in control provisions;

•	Repricing or replacing of underwater stock options without prior shareholder approval;

•	Excessive pledging or hedging of stock by executives;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts;

•	Extraordinary relocation benefits;

•	Internal pay disparity; and

•	Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.

Other Compensation Proposals and Policies

Employee Stock Purchase Plans — Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:

•	Broad-based participation;

•	Limits on employee contributions;

•	Company matching contributions; and

•	Presence of a discount on the stock price on the date of purchase.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing;

•	If it is a value-for-value exchange;

•	If surrendered stock options are added back to the plan reserve;

•	Option vesting;

•	Term of the option--the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Frequency on Pay)

Vote FOR annual frequency.

5-B

Stock retention holding period

Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.

Elimination of accelerated vesting in the event of a change in control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.

Performance-based equity awards and pay-for-superior-performance proposals

Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.

Say on Supplemental Executive Retirement Plans (SERP)

Generally vote AGAINST proposals asking for shareholder votes on SERP.

4. Director Nominees and Proxy Access

Voting for Director Nominees (Management or Shareholder)

Vote CASE-BY-CASE on the election of directors of operating and holding companies in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background of the nomination, in cases where there is a shareholder nomination;

•	Qualifications of director nominee(s);

•	Strategic plan related to the nomination and quality of critique against management;

•	Number of boards on which the director nominee already serves; and

•	Likelihood that the board will be productive as a result.

Proxy Access

Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.

GSAM may support proxy access as an important right for shareholders of operating and holding companies and as an alternative to costly proxy contests and as a method for GSAM to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:

•	The ownership thresholds, percentage and duration proposed (GSAM generally will not support if the ownership threshold is less than 3%);

•	The maximum proportion of directors that shareholders may nominate each year (GSAM generally will not support if the proportion of directors is greater than 25%); and

•	Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.

GSAM will take the above factors into account when evaluating proposals proactively adopted by the company or in response to a shareholder proposal to adopt or amend the right. A vote against governance committee members could result if provisions exist that materially limit the right to proxy access.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

6-B

5. Shareholders Rights and Defenses

Shareholder Ability to Act by Written Consent

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:

•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and

•	The company has a history of strong governance practices.

Shareholder Ability to Call Special Meetings

In the case of operating and holding companies, generally vote FOR management proposals that provide shareholders with the ability to call special meetings.

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.

Advance Notice Requirements for Shareholder Proposals/Nominations

In the case of operating and holding companies, vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it, unless the company has:

•	a shareholder-approved poison pill in place; or

•	adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

7. State of Incorporation

Reincorporation Proposals

GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.

7-B

Exclusive venue for shareholder lawsuits

Generally vote FOR on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement;

•	Whether the company has the following good governance features:

•	Majority independent board;

•	Independent key committees;

•	An annually elected board;

•	A majority vote standard in uncontested director elections;

•	The absence of a poison pill, unless the pill was approved by shareholders; and/or

•	Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.

8. Capital Structure

Common and Preferred Stock Authorization

Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance.

Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.

9. Environmental, Social, Governance (ESG) Issues

Overall Approach

GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues, GSAM balances the purpose of a proposal with the overall benefit to shareholders.

Shareholder proposals considered under this category could include, among others, reports on:

1) employee labor and safety policies;

2) impact on the environment of the company’s production or manufacturing operations;

3) societal impact of products manufactured;

4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and

5) overall board structure, including diversity.

When evaluating environmental and social shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;

•

If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards or a similar standard;

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

8-B

Environmental Sustainability, climate change reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;

•

If the company has formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards or a similar standard within a specified time frame;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Establishing goals or targets for emissions reduction

Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:

•

Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;

•	Calling for the reduction of Greenhouse Gas (“GHG”) emissions;

•	Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;

•	Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;

•	Requesting a company report on its energy efficiency policies; and

•	Requesting reports on the feasibility of developing renewable energy resources.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

GSAM generally believes that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, GSAM considers the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:

•	There is no significant potential threat or actual harm to shareholders’ interests;

•	There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and

•	There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.

GSAM generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Gender Identity and Sexual Orientation

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

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•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board.

Gender Pay Gap

Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:

•	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;

•	Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and

•	Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

10-B

B. Non-U.S. Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1. Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•	The auditors are being changed without explanation;

•	Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or

•	The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Statutory Auditors

Vote FOR the appointment or re-election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

11-B

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2. Board of Directors

Director Elections

Vote FOR management nominees taking into consideration the following:

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards; or

•	There are reservations about:

•	Director terms

•	Bundling of proposals to elect directors

•	Board independence

•	Disclosure of named nominees

•	Combined Chairman/CEO

•	Election of former CEO as Chairman of the board

•	Overboarded directors

•	Composition of committees

•	Director independence

•	Number of directors on the board

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•	Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or

•

Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Classification of directors

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

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Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•

Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•

Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

3. Compensation

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

13-B

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

4. Board Structure

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role (for applicable markets)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Two-thirds independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

5. Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

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Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

GSAM will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks;

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

6. Mergers and Corporate Restructurings and Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

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•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

7. Environmental, Social, Governance (ESG) Issues

Please refer to page 9-B for our current approach to these important topics.

16-B

PART C

OTHER INFORMATION

Part C of this Registration Statement should be read in conjunction with Parts A and B. Capitalized terms used in this Part C and not otherwise defined have the meanings given them in Parts A and B of this Registration Statement.

ITEM 15. INDEMNIFICATION

Section 7.5 of Article VII of the Declaration of Trust of Goldman Sachs Real Estate Diversified Income Fund, a Delaware statutory trust, provides for indemnification of the Trustees, officers and agents of the Trust, subject to certain limitations. The Declaration of Trust is incorporated by reference to Exhibit (1)(b).

The Investment Management Agreement provides that the Investment Adviser will not be liable for or any error of judgment or mistake of law or for any loss suffered by the Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or from reckless disregard by the Investment Adviser of its obligations or duties under the Investment Management Agreement. The Investment Management Agreement is incorporated by reference as Exhibit (6) to the Registrant’s Registration Statement.

Section 9 of the Principal Underwriting Agreement between the Registrant and Goldman Sachs & Co. LLC provides that the Registrant will indemnify Goldman Sachs & Co. LLC against certain liabilities. The Principal Underwriting Agreement is incorporated by reference as Exhibit (7)(a) to the Registrant’s Registration Statement.

Fund and trustees and officers liability policies purchased jointly by the Registrant, Goldman Sachs Credit Income Fund, Goldman Sachs ETF Trust, Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund insure such persons and their respective trustees, partners, officers and employees, subject to the policies’ coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

ITEM 16. EXHIBITS

Exhibits:

(1)	(a)	Certificate of Trust dated December 2, 2019 (incorporated by reference from the Registrant’s initial registration statement, SEC File No. 333-235443, filed December 10, 2019).

	(b)	Declaration of Trust dated December 2, 2019 (incorporated by reference from the Registrant’s initial registration statement, SEC File No. 333-235443, filed December 10, 2019).

(2)		By-laws dated December 2, 2019 (incorporated by reference from the Registrant’s initial registration statement, SEC File No. 333-235443, filed December 10, 2019).

(3)		Not Applicable.

(4)		Form of Agreement and Plan of Reorganization is included in Part A to the Registration Statement on Form N-14.

(5)		Reference is made to the Declaration of Trust (incorporated by reference to Exhibit 1(b) herein) and By-laws (incorporated by reference to Exhibit 1(b) herein).

(6)		Form of Investment Management Agreement between the Registrant and Goldman Sachs Asset Management, L.P. (incorporated by reference from the Registrant’s initial registration statement, SEC File No. 333-235443, filed December 10, 2019).

(7)	(a)	Form of Principal Underwriting Agreement (incorporated by reference from the Registrant’s initial registration statement, SEC File No. 333-235443, filed December 10, 2019).

	(b)	Form of Master Selected Dealers Agreement.*

(8)		Not Applicable.

(9)	(a)	Custody Agreement.*

	(b)	Custody Services Addendum to Custody Agreement.*

(10)		Form of Distribution and Service Plan (incorporated by reference from the Registrant’s initial registration statement, SEC File No. 333-235443, filed December 10, 2019).

(11)		Opinion and Consent of Dechert LLP.*

(12)		Form of Opinion of Dechert LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement*

(13)	(a)	Form of Transfer Agency and Service Agreement.*

	(b)	Fund Administration and Accounting Agreement.*

(14)		Consent of Independent Registered Public Accounting Firm.*

(15)		Not Applicable.

(16)		Powers of Attorney for James A. McNamara, Joseph F. DiMaria, Caroline Dorsa, Linda A. Lang, Michael Latham and Lawrence W. Stranghoener (filed herewith).

(17)	(a)	Code of Ethics of Registrant (incorporated by reference from the Registrant’s initial registration statement, SEC File No. 333-235443, filed December 10, 2019).

	(b)	Code of Ethics of Goldman Sachs Asset Management, L.P. (incorporated by reference from the Registrant’s initial registration statement, SEC File No. 333-235443, filed December 10, 2019).

	(c)	Form of Proxy Card.*

	(d)	Form of Plan in Accordance with Rule 18f-3.*
* To be filed by amendment.

ITEM 17. UNDERTAKINGS

(1)	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The Registrant hereby undertakes to file, by post-effective amendment, the final opinion of Dechert LLP supporting the tax consequences of the proposed reorganization as soon as practicable after the closing of the reorganization.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of New York and State of New York, on this 13th day of December, 2019.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND
(A Delaware statutory trust)

By:	/s/ Caroline L. Kraus
Caroline L. Kraus
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

[1]James A. McNamara James A. McNamara	President (Chief Executive Officer) and Trustee	December 13, 2019

[1]Joseph F. DiMaria Joseph F. DiMaria	Treasurer, Principal Financial Officer and Principal Accounting Officer	December 13, 2019

[1]Caroline Dorsa Caroline Dorsa	Trustee	December 13, 2019

[1]Linda A. Lang Linda A. Lang	Trustee	December 13, 2019

[1]Michael Latham Michael Latham	Trustee	December 13, 2019

[1]Lawrence W. Stranghoener Lawrence W. Stranghoener	Chairman and Trustee	December 13, 2019

By: /s/ Caroline L. Kraus Caroline L. Kraus, Attorney-In-Fact

[1]	Pursuant to powers of attorney filed herewith.

CERTIFICATE

The undersigned Secretary for Goldman Sachs Real Estate Diversified Income Fund (the “Fund”) hereby certifies that the Board of Trustees of the Fund duly adopted the following resolution at a meeting of the Board held on December 2, 2019.

RESOLVED, that Trustees and Officers of the Goldman Sachs Real Estate Diversified Income Fund and Goldman Sachs Credit Income Fund (the “Funds”) who may be required to sign the Funds’ Registration Statements on Form N-2 or Form N-14 or any amendments thereto be, and each hereby is, authorized to execute a power of attorney appointing Caroline L. Kraus, Joseph F. DiMaria, James A. McNamara and Robert Griffith, jointly and severally, as their attorneys-in-fact, each with power of substitution, for said Trustees and Officers in any and all capacities to sign the Registration Statements on Form N-2 and Form N-14 of each Fund and any and all amendments to such Registration Statements, and to file the same, with exhibits thereto, if any, and other documents in connection therewith, with the Securities and Exchange Commission and with other federal, state, foreign and quasi-governmental agencies and such other instruments related to compliance with certain of the federal securities laws and other applicable federal, state, foreign and quasi-governmental filings, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: December 13, 2019

/s/ Caroline L. Kraus
Caroline L. Kraus
Secretary

EXHIBIT INDEX

(16)	Powers of Attorney for James A. McNamara, Joseph F. DiMaria, Caroline Dorsa, Linda A. Lang, Michael Latham and Lawrence W. Stranghoener